UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

_____________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. _)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TINGO GROUP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Tingo Group, Inc.

28 West Grand Avenue, Suite 3

Montvale, NJ 07645

To the Stockholders of Tingo Group, Inc.:

You are cordially invited to attend the special meeting (the “Special Meeting”) of Tingo Group, Inc. (“Tingo Group” or the “Company”) to be held virtually via live webcast on June 7, 2023, beginning at 9:00 A.M., Eastern Time.

1.      To approve and adopt an amendment to the Tingo Group Amended and Restated Certificate of Incorporation, in the form appended to the accompanying proxy statement as Annex C, to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from 425,000,000 to 750,000,000, which amendment is referred to as the “charter amendment” and which proposal is referred to as the “Charter Amendment Proposal”;

2.      To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of Common Stock, upon conversion of the Company’s Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), which proposal is referred to as the “conversion proposal”; and

3.      To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal or the conversion proposal, which proposal is referred to as the “Adjournment Proposal.”

The board of directors of Tingo Group has fixed the close of business on April 24, 2023 as the record date (the “Record Date”) for the Special Meeting and only stockholders who held Common Stock of Tingo Group as of the Record Date will be entitled to vote at the Special Meeting and at any adjournments and postponements thereof.

The Tingo Group Board of Directors has unanimously determined and resolved that the Charter Amendment Proposal, the conversion proposal and the Adjournment Proposal, are advisable and fair to, and in the best interests of, Tingo Group and its stockholders, and has approved the charter amendment and the conversion, subject to stockholder approval. Accordingly, the Tingo Group Board of Directors unanimously recommends that Tingo Group stockholders vote:

•        “FOR” the Charter Amendment Proposal;

•        “FOR” the Conversion Proposal; and

•        “FOR” the Adjournment Proposal.

Your vote is important.    More information about Tingo Group and the Special Meeting is contained in the accompanying proxy statement. You are encouraged to read the accompanying proxy statement in its entirety.

Very truly yours,

/s/ Darren Mercer
Darren Mercer
Chief Executive Officer and Director

The accompanying proxy statement is dated May 1, 2023 and is first being mailed to the stockholders of Tingo Group on or about May 1, 2023.

Tingo Group, Inc.

28 West Grand Avenue, Suite 3

Montvale, NJ 07645

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS
TO BE HELD ON June 7, 2023

TO THE STOCKHOLDERS OF Tingo Group, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Tingo Group, Inc. (“Tingo Group” or the “Company”), a Delaware corporation, will be held virtually via live webcast on June 7, 2023, beginning at 9:00 AM, Eastern Time. You are cordially invited to attend the Special Meeting, which will be held for the following purposes:

1.      To approve and adopt an amendment to the Tingo Group Restated Certificate of Incorporation, in the form appended to the accompanying proxy statement as Annex C, to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from 425,000,000 to 750,000,000, which amendment is referred to as the “charter amendment” and which proposal is referred to as the “Charter Amendment Proposal”;

2.      To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of Common Stock, upon conversion of the Company’s Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), which proposal is referred to as the “conversion proposal”; and

3.      To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal or the conversion proposal, which proposal is referred to as the “Adjournment Proposal.”

The Proposals are described in the accompanying proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Common Stock at the close of business on April 24, 2023 are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of Tingo Group stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the principal executive offices of Tingo Group for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

The Tingo Group Board of Directors has unanimously determined and resolved that the charter amendment, the conversion are advisable and fair to, and in the best interests of, Tingo Group and its stockholders. Accordingly, the Tingo Group Board of Directors unanimously recommends that Tingo Group stockholders vote:

•        “FOR” the Charter Amendment Proposal;

•        “FOR” the Conversion Proposal; and

•        “FOR” the Adjournment Proposal.

The existence of any financial and personal interests of one or more of Tingo Group’s directors may be argued to result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Tingo Group and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Interests of Tingo Group’s Directors and Officers in the Proposals” in the accompanying proxy statement for a further discussion of this issue.

Assuming a quorum is present at the Special Meeting, approval of the Charter Amendment Proposal requires the approval of the affirmative vote of the holders of a majority of the outstanding shares of Tingo Group common stock entitled to vote thereon. Assuming a quorum is present at the Special Meeting, the conversion proposal requires the affirmative vote of the majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Special Meeting. Assuming a quorum is present at the Special

Meeting, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Special Meeting Whether or not you plan to virtually attend the Special Meeting, please vote by proxy over the internet or telephone using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to authorize the individuals named on your proxy card to vote your shares of Tingo Group common stock at the Special Meeting. If you hold your shares through a broker, bank or other nominee in “street name” (instead of as a registered holder) please follow the instructions on the voting instruction form provided by your bank, broker or nominee to vote your shares. The list of Tingo Group stockholders entitled to vote at the Special Meeting will be available at Tingo Group’s headquarters during regular business hours for examination by any Tingo Group stockholder for any purpose germane to the special meeting for a period of at least ten days prior to the Special Meeting. The stockholder list will also be available for examination during the special meeting via the Special Meeting website.

PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, VIA THE SPECIAL MEETING WEBSITE. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. FOR FURTHER INFORMATION CONCERNING THE PROPOSALS BEING VOTED UPON, THE MERGER AGREEMENT, THE COMBINATION, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ACCOMPANYING PROXY STATEMENT.

By Order of the Board of Directors,

/s/ Darren Mercer
Darren Mercer
Chief Executive Officer and Director
Tingo Group, Inc.
Montvale, New Jersey

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

This proxy statement is dated May 1, 2023 and is first being mailed to the stockholders of Tingo Group on or about May 1, 2023.

i

FREQUENTLY USED TERMS

Unless otherwise indicated or the context otherwise requires, when used in this proxy statement:

•        “Adjournment Proposal” refers to the proposal for Tingo Group stockholders to approve the adjournment of the Special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals;

•        “Amended and Restated Certificate of Incorporation” refers to the amended and restated certificate of incorporation of Tingo Group, dated as of May 10, 2022, as amended on February 23, 2023;

•        “Business Day” refers to any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day;

•        “Charter Amendment Proposal” refers to the proposal for Tingo Group stockholders to approve and adopt the amendment to the Amended and Restated Certificate of Incorporation;

•        “Code” refers to the Internal Revenue Code of 1986, as amended;

•        “Combination” refers to the Merger;

•        “Combined Company” refers to Tingo Group following the completion of the Combination;

•        “Combined Company Board” refers to the board of directors of the Combined Company;

•        “Common Stock” refers to the common stock, par value $0.001 per share, of Tingo Group;

•        “conversion proposal” refers to the proposal for Tingo Group stockholders to approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of Common Stock, upon conversion of the Company’s Series A Preferred Stock, par value $0.001 per share;

•        “DGCL” refers to the General Corporation Law of the State of Delaware;

•        “Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•        “GAAP” or “U.S. GAAP” refers to U.S. generally accepted accounting principles;

•        “Merger” refers to the merger of Merger Sub with and into Tingo BVI Sub, with Merger Sub continuing as the surviving company;

•        “Merger Agreement” refers to the Second Amended and Restated Agreement and Plan of Merger, dated as of October 6, 2022, as it may be amended from time to time, by and among Tingo Group, MICT Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Tingo Group, Tingo, Darren Mercer, an individual, in the capacity as the representative from and after the Closing for the stockholders of Tingo Group, and Dozy Mmobuosi, an individual, in the capacity as the representative of the Tingo Stockholders from and after the Closing as of immediately prior to the Closing;

•        “Merger Sub” refers to MICT Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Tingo Group, formed for the purpose of effecting the Combination;

•        “Nasdaq” refers to the Nasdaq Capital Market;

•        “Original Merger Agreement” refers to the Agreement and Plan of Merger, dated as of May 10, 2022, as it may be amended from time to time, by and among Tingo Group, Merger Sub, and Tingo;

•        “PRC” means the People’s Republic of China;

•        “Record Date” refers to April 24, 2023;

•        “RMB” refers to Renminbi, the currency of PRC;

•        “SEC” refers to the U.S. Securities and Exchange Commission;

•        “Securities Act” refers to the Securities Act of 1933, as amended;

•        “Special Meeting” refers to the special meeting of Tingo Group stockholders to consider and vote upon the Charter Amendment Proposal, the conversion proposal and the Adjournment Proposal;

•        “Tingo Board of Directors” refers to the board of directors of Tingo;

•        “Tingo Common Stock” collectively refers to (i) Class A common stock, par value $0.001 per share; and (ii) Class B common stock, par value $0.001 per share, of Tingo;

•        “Tingo Group” refers to Tingo Group, Inc., a Delaware corporation;

•        “Tingo Group Board of Directors” refers to the board of directors of Tingo Group;

•        “Tingo Group Bylaws” refers to the Amended and Restated Bylaws of Tingo Group;

•        “Tingo Group Recommendation” refers to the recommendation of the Tingo Group Board of Directors that holders of shares of Tingo Group Common Stock approve the Tingo Group Charter Amendment Proposal and the conversion proposal;

•        “Tingo Group Stockholders” refer to holders of Tingo Group capital stock;

•        “TMNA” refers to Tingo, Inc., a Nevada corporation;

•        “Transactions” refers to the Merger Agreement and transactions contemplated therein;

•        “VIE” refers to variable interest entity;

•        “VIE Agreements” are the agreements the Company entered into with one insurance brokerage company, Beijing Fucheng, an insurance agency company, All Weather and Tianjin Dibao Technology Development Co. Ltd., to conduct its insurance brokerage and agency businesses. Under GAAP, because of our contractual rights under the VIE Agreements, Tingo Group is considered the primary beneficiary of the VIE, and Tingo Group is able to include the VIE’s financial statements as part of Tingo Group’s consolidated financial statements. However, while these agreements are intended to provide Tingo Group with the equivalent of control of the VIE, they do not give Tingo Group any equity interest in the VIE and because Tingo Group does not have any equity interest in, direct foreign investment in or control over the VIE, our contractual rights under the VIE Agreements are not the same as actual ownership, and we cannot assure you that we will be able to exercise control over the VIE; and

•        “WFOE” or “PRC Subsidiary,” which is a wholly foreign owned entity and is a corporation organized under the laws of the PRC which is wholly owned by us, through our subsidiaries. Our WFOE is Bokefa Petroleum and Gas Co. Limited which we refer to as Bokefa.

REFERENCES TO ADDITIONAL INFORMATION

The accompanying proxy statement incorporates important business and financial information about Tingo Group, Inc., a Delaware corporation (“Tingo Group”) and Tingo, Inc., a Nevada corporation (“TMNA”) from other documents that Tingo Group and TMNA have filed with the U.S. Securities and Exchange Commission (“SEC”) and that are not contained in and are instead incorporated by reference in the accompanying proxy statement. For a list of documents incorporated by reference in the accompanying proxy statement, see “Where You Can Find More Information.” This information is available for you, without charge, to review through the SEC’s website at www.sec.gov.

You may request a copy of the accompanying proxy statement, any of the documents incorporated by reference in the accompanying proxy statement or other information filed with the SEC by Tingo Group, without charge, by written or telephonic request directed to the appropriate company at the following contacts:

Tingo Group, Inc.
Attention: Moran Amran, Controller

Email: moran@mict-inc.com
28 West Grand Avenue, Suite 3
Montvale, NJ 07645

In order for you to receive timely delivery of the documents in advance of the special meeting of Tingo Group stockholders to be held on June 7, 2023, which is referred to as the “special meeting,” you must request the information no later than June 1, 2023.

If you have any questions about the Special Meeting or need to obtain proxy cards or other information, please contact the applicable company’s proxy solicitor at the following contacts:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor
South Tower, Stamford, CT 06902
Tel: (800) 662-5200
Banks and brokers call (203) 658-9400
Email: TIO@investor.morrowsodali.com

The contents of the websites of the SEC, Tingo Group, TMNA or any other entity are not incorporated in the accompanying proxy statement. The information about how you can obtain certain documents that are incorporated by reference in the accompanying proxy statement at these websites is being provided only for your convenience.

NOTE ON PRESENTATION OF FINANCIAL STATEMENTS AND DISCLOSURE

IN THIS PROXY STATEMENT

Tingo Group’s audited financial statements as of and for the years ended December 31, 2022 and 2021, included in this proxy statement were prepared, as stated therein, in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

This proxy statement also includes unaudited pro forma condensed combined financial information for the year ended December 31, 2021 of Tingo Group to give effect to events that are directly attributable to the Transactions (as defined herein) and have a continuing impact on the operations of Tingo Group (with respect to the unaudited pro forma condensed combined Statements of Operations for the periods presented) and are based on available data and certain assumptions that management believes are factually supportable. It should be noted that the pro forma financial information for the year ended December 31, 2022 actually includes the results of Tingo for the year ended December 31, 2022. See “Unaudited Pro Forma Condensed Combined Financial Information” included elsewhere in this proxy statement.

Rounding

Rounding adjustments have been made in calculating some of the financial information included in this proxy statement. As a result, figures shown as totals in some tables and elsewhere may not be exact arithmetic aggregations of the figures that precede them.

Percentages and amounts reflecting changes over time periods relating to financial and other data set forth in the sections entitled “Tingo Group’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” are calculated using the numerical data in the consolidated financial statements or the tabular presentation of other data (subject to rounding) contained in this proxy statement, as applicable, and not using the numerical data in the narrative description thereof.

Tingo Group is a holding company, conducting financial technology business and agri-fintech business through its subsidiaries and entities, both wholly-owned and controlled through various VIE arrangements, which are located mainly in Africa, Southeast Asia and the Middle East. As a holding company with no material operations of Tingo Group’s own, Tingo Group conducts a portion of Tingo Group’s operations through Tingo Group’s VIEs in the PRC. Tingo Group receives the economic benefits of Tingo Group’s VIE’s business operations through certain contractual arrangements; however, Tingo Group’s rights under the VIEs Agreements do not provide Tingo Group with an equity interest in Tingo Group’s VIEs and is not the same as actual ownership. The Chinese regulatory authorities could disallow Tingo Group’s structure, which could result in a material change in Tingo Group’s operations and the value of Tingo Group’s securities could decline or become worthless.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents incorporated by reference into this proxy statement, includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which are referred to as the “safe harbor provisions.” Statements contained or incorporated by reference in this proxy statement that are not historical facts are forward-looking statements, including statements regarding Tingo Group’s business and future financial and operating results, and other aspects of Tingo Group’s or TMNA’s operations or operating results. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding Tingo Group’s or Tingo’s financial results, operations, and other matters are intended to identify forward-looking statements that are intended to be covered by the safe harbor provisions. Investors are cautioned not to rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this report, including:

•        risks relating to fluctuations of the market value of Tingo Group Common Stock, including as a result of uncertainty as to the long-term value of the common stock of Tingo Group or as a result of broader stock market movements;

•        Tingo Group stockholders who receive shares of Tingo Group Common Stock as a result of the conversion will have rights as Tingo Group common stockholders that differ from their current rights as preferred stockholders;

•        failure to attract, motivate and retain executives and other key employees;

•        disruptions in the business of Tingo Group, which could have an adverse effect on their respective businesses and financial results; and

•        the unaudited pro forma condensed combined financial information in this proxy statement is presented for illustrative purposes only and may not be reflective of the operating results and financial condition of the Combined Company.

The forward-looking statements contained in this proxy statement are also subject to additional risks, uncertainties, and factors, including those described in Tingo Group’s and TMNA’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. See the section titled “Where You Can Find More Information.”

The forward-looking statements included in this report are made only as of the date hereof. Tingo Group does not undertake to update, alter or revise any forward-looking statements made in this report to reflect events or circumstances after the date of this report or to reflect new information or the occurrence of unanticipated events, except as required by law.

The following questions and answers briefly address some questions that you, as a Tingo Group stockholder, may have regarding the matters being considered at the Special Meeting.    You are urged to carefully read this proxy statement and the other documents referred to in this proxy statement in their entirety because this section may not provide all the information that is important to you regarding these matters. See “Summary” for a summary of important information regarding the Special Meeting. Additional important information is contained in the annexes to, and the documents incorporated by reference in, this proxy statement. You may obtain the information incorporated by reference in this proxy statement, without charge, by following the instructions in the section titled “Where You Can Find More Information.”

Why am I receiving this proxy statement?

We sent you this proxy statement because our Board of Directors is soliciting your proxy to vote at the Special Meeting that Tingo Group is holding, in order to seek stockholder approval on certain matters following with our December 2022 business combination (the “Combination”) with TMNA and as described in further detail herein. This proxy statement summarizes the information you need to vote at the Special Meeting. You do not need to attend the Special Meeting to vote your shares.

What is being voted on?

You are being asked to vote on three proposals:

1.      To approve and adopt an amendment (the “Amendment”) to the Tingo Group Amended and Restated Certificate of Incorporation, in the form appended to the accompanying proxy statement as Annex C, to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from 425,000,000 to 750,000,000 which amendment is referred to as the “charter amendment” and which proposal is referred to as the “Charter Amendment Proposal”;

2.      To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of Common Stock, upon conversion of the Company’s Series A Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), which proposal is referred to as the “conversion proposal”; and

3.      To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal or the conversion proposal, which proposal is referred to as the “Adjournment Proposal.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about May 1, 2023, we will begin mailing our proxy materials, including the Notice of the Special Meeting, this proxy statement, and the accompanying proxy card or, for shares held in street name (i.e., shares held for your account by a broker or other nominee), a voting instruction form.

When and where will the Special Meeting take place?

The Special Meeting will be held virtually via a live, audio-only webcast on June 7, 2023, beginning at 9:00 AM, Eastern Time. There will not be a physical meeting location. In light of continuing public health and travel concerns arising from the coronavirus (COVID-19) outbreak, Tingo Group believes hosting a virtual meeting helps ensure the health and safety of its stockholders, the Tingo Group Board of Directors and Tingo Group management. Additionally, the virtual nature of the Special Meeting is generally designed to enable participation of and access by more of Tingo Group. Tingo Group stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/TIO2023SM, which is referred to as the “Special meeting website.” In order to virtually attend and vote at the Special Meeting, you will need the 16-digit control number located on your proxy card. If you hold your shares of Common Stock in “street name,” you may virtually attend and vote at the Special Meeting only if you obtain a specific control number from your brokerage firm, bank, dealer or other similar organization, trustee, or nominee giving you the right to vote such shares.

When is the record date for the Special Meeting?

The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on April 24, 2023, which we refer to as the “record date.”

Who is entitled to vote at each special meeting?

All holders of record of shares of Tingo Group Common Stock who held shares at the close of business on April 24, 2023, the Tingo Group record date, are entitled to receive notice of, and to vote at, the Special Meeting. Virtual attendance at the Special Meeting via the Special Meeting website is not required to vote. See below and the section titled “The Special Meeting — Methods of Voting” for instructions on how to vote without virtually attending the Special Meeting.

Does my vote matter?

Yes, your vote is very important, regardless of the number of shares that you own. The conversion cannot be completed unless the Charter Amendment Proposal and the conversion proposal are approved by Tingo Group stockholders.

How does the Tingo Group Board of Directors recommend that I vote at the Special Meeting?

The Tingo Group Board of Directors has unanimously determined and resolved that the charter amendment and the conversion are advisable, and in the best interests of, Tingo Group and the Tingo Group stockholders, and has approved the charter amendment and the conversion. Accordingly, the Tingo Group Board of Directors unanimously recommends that Tingo Group stockholders vote “FOR” the Charter Amendment Proposal, “FOR” the conversion proposal and “FOR” the Adjournment Proposal.

Will stockholders have the ability to unwind the Combination if they do not approve the Conversion Proposal?

No, the Combination closed on December 1, 2022, and stockholder approval of the conversion proposal was not a condition to the Combination. If we do not receive stockholder approval for the conversion proposal, the Series A Preferred Stock will not convert into Tingo Group Common Stock, but this will not have the effect of unwinding the Combination.

If stockholders have not approved the conversion of the Series A Preferred Stock into Common Stock by June 30, 2023 (the “Trigger Date”), then, (i) all issued and outstanding shares of Series A Preferred Stock will be immediately and automatically redeemed by Tingo Group, and all accrued and unpaid dividends thereon to the date of redemption extinguished, in consideration of the right to receive an aggregate amount, in respect of all shares of Series A Preferred Stock, of $1.00 in cash, and (ii) Tingo Group shall, within ten (10) Business Days following the Trigger Event, cause Tingo Group Holdings, LLC, a wholly-owned subsidiary of Tingo Group (“Delaware Sub”), to issue to TMNA, the amount of membership interests of Delaware Sub as needed to cause Tingo, to own 27% of the total issued and outstanding membership interests of Delaware Sub, subject to the terms of the Series A Preferred Stock Certificate of Designations and, as a result, Tingo Group’s interest in Tingo Mobile will be reduced from 100% to 73%.

Will the Common Stock issuable upon the conversion of the Series A Preferred Stock have preemptive rights?

No, if the conversion proposal is approved, the shares of Common Stock issuable upon the conversion of the Series A Preferred Stock will not have preemptive rights.

What is a proxy?

A proxy is a stockholder’s legal designation of another person to vote shares owned by such stockholder on their behalf. If you are a stockholder of record, you can vote by proxy over the internet or by mail by following the instructions provided in the enclosed proxy card, or, by telephone if you are Tingo Group stockholder of record. If you hold shares beneficially through a broker, bank or other nominee in “street name,” you should follow the voting instructions provided by your broker, bank or other nominee.

How many votes do I have at the Special meeting?

Each Tingo Group stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the record date. At the close of business on the record date, there were 163,727,382 shares of Common Stock outstanding.

What constitutes a quorum for the Special meeting?

A quorum is the minimum number of shares required to be represented, either through virtual attendance or through representation by proxy, to hold a valid meeting.

The holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting must be present in person or represented by proxy in order to constitute a quorum for the transaction of business at the Special Meeting. Virtual attendance at the Special Meeting will constitute presence in person for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Abstentions will count as votes present and entitled to vote for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting.

Since the Charter Amendment Proposal is considered a routine matter, shares held in “street name” through a broker, bank or other nominee will be counted as present for the purpose of determining the existence of a quorum if such broker, bank or other nominee does not have instructions to vote on any such proposals.

How can I vote my shares at the Special Meeting?

Shares held directly in your name as a Tingo Group stockholder of record may be voted at the Special Meeting via the Special Meeting website at www.virtualshareholdermeeting.com/TIO2023SM. You will need the 16-digit control number included on your proxy card in order to access and vote via the Special Meeting website as described in the section titled “The Special Meeting — Virtually Attending the Special Meeting.”

If you hold your shares through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge Financial Solutions (“Broadridge”) that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on June 6, 2023. See the section titled “The Special Meeting — Virtually Attending the Special Meeting.”

Even if you plan to virtually attend the Special Meeting via the Special Meeting website, Tingo Group recommends that you vote by proxy in advance as described below so that your vote will be counted if you later decide not to or become unable to virtually attend the Special Meeting.

For additional information on virtually attending the Special Meeting, see the section titled “The Special Meeting.”

How can I vote my shares without virtually attending the Special Meeting?

Whether you hold your shares directly as a stockholder of record of Tingo Group or beneficially in “street name,” you may direct your vote by proxy without virtually attending the Special Meeting.

If you are a stockholder of record, you can vote by proxy:

•        by Internet 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 6, 2023 (have your proxy card in hand when you visit the website);

•        by telephone in accordance with the instructions on your proxy card, until 11:59 p.m. Eastern Time on June 6, 2023 (have your proxy card in hand when you call); or

•        by completing and mailing your proxy card in accordance with the instructions provided on the proxy card.

If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, or other nominee. If you hold your shares through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on June 6, 2023.

For additional information on voting procedures, see the section titled “The Special Meeting.”

What is a “broker non-vote”?

Under Nasdaq rules, banks, brokers and other nominees may use their discretion to vote “uninstructed” shares (i.e., shares of record held by banks, brokers or other nominees, but with respect to which the beneficial owner of such shares has not provided instructions on how to vote on a particular proposal) with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The conversion proposal and Adjournment Proposal are “non-routine” matters.

A “broker non-vote” occurs on a proposal when (i) a broker, bank or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the broker, bank or other nominee with such instructions. Because the conversion proposal and Adjournment Proposal are currently expected to be voted on at the Special Meeting are non-routine matters for which brokers do not have discretionary authority to vote, the Charter Amendment Proposal is the only matter for which Tingo Group expects there to be broker non-votes.

What stockholder vote is required for the approval of each proposal at the Special Meeting? What will happen if I fail to vote or abstain from voting on each proposal at the Special Meeting?

Proposal 1: Tingo Group Charter Amendment Proposal

Assuming a quorum is present at the Special Meeting, approval of the Charter Amendment Proposal requires the affirmative vote of the holders of Common Stock representing at least a majority of the outstanding shares of Common Stock entitled to vote thereon. If you are a Tingo Group stockholder and fail to vote, fail to instruct your bank, broker or other nominee to vote with respect to the Charter Amendment Proposal, or abstain from voting, it will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

Proposal 2: Conversion Proposal

Assuming a quorum is present at the Special Meeting, the conversion proposal requires the affirmative vote of the majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Special Meeting. An Tingo Group stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the conversion proposal.

Proposal 3: Adjournment Proposal

Assuming a quorum is present at the Special Meeting, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Special Meeting.

Any shares not present or represented by proxy (including due to the failure of a Tingo Group stockholder who holds shares in “street name” through a bank, broker or other nominee to provide voting instructions with respect to any proposals at the Special meeting to such bank, broker or other nominee) will have no effect on the outcome of the Adjournment Proposal, provided that a quorum is otherwise present. An abstention or other failure of any shares present or represented by proxy to vote on the Adjournment Proposal will have no effect on the Adjournment Proposal.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

If your shares of Common Stock are registered directly in your name with the transfer agent of Tingo Group, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote directly at the Special Meeting. You may also grant a proxy directly to Tingo Group, or to a third party to vote your shares at the Special Meeting.

If your shares of Common Stock are held by brokerage firm, bank, dealer or other similar organization, trustee, or nominee, you are considered the beneficial owner of shares held in “street name.” Your brokerage firm, bank, dealer or other similar organization, trustee, or nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares. You should follow the instructions provided by your brokerage firm, bank, dealer or other similar organization, trustee, or nominee to vote your shares.

In order to virtually attend and vote at the Special Meeting via the Special Meeting website you should follow the voting instructions provided by your bank, broker or other nominee. If you hold your shares of Common Stock through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares of Common Stock are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on June 6, 2023.

If my shares of Common Stock are held in “street name” by my brokerage firm, bank, dealer or other similar organization, trustee, or nominee, will my brokerage firm, bank, dealer or other similar organization, trustee, or nominee automatically vote those shares for me?

No. Your bank, broker or other nominee will only be permitted to vote your shares of Common Stock at the Special Meeting if you instruct your bank, broker or other nominee. You should follow the procedures provided by your bank, broker or other nominee regarding the voting of your shares. Banks, brokers and other nominees who hold shares of Common Stock in “street name” for their customers have authority to vote on “routine” proposals when they have not received instructions from beneficial owners. However, banks, brokers and other nominees are prohibited from exercising their voting discretion with respect to non-routine matters, which includes the conversion proposal and Adjournment Proposal. As a result, absent specific instructions from the beneficial owner of such shares, banks, brokers and other nominees are not empowered to vote such shares.

What should I do if I receive more than one set of voting materials for the Special Meeting?

If you hold shares of Common Stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Special Meeting.

Record Holders.    For shares held directly, please vote by proxy over the internet or, if you are a Tingo Group stockholder, by telephone, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to ensure that all of your shares of Common Stock are voted.

Shares Held in “Street Name.”    For shares held in “street name” through a bank, broker or other nominee, you should follow the procedures provided by bank, broker or other nominee to submit a proxy or vote your shares.

If a stockholder gives a proxy, how are the shares of Common Stock voted?

Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. For each item before the Special Meeting, you may specify whether your shares of Common Stock should be voted “for” or “against,” or abstain from voting.

For more information regarding how your shares will be voted if you properly sign, date and return a proxy card, but do not indicate how your Common Stock should be voted, see below “— How will my shares be voted if I return a blank proxy?”

How will my shares be voted if I return a blank proxy?

If you sign, date and return your proxy and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted in accordance with the recommendation of the Tingo Group Board of Directors: “FOR” the Charter Amendment Proposal, “FOR” the conversion proposal and “FOR” the Adjournment Proposal.

Can I change my vote after I have submitted my proxy?

Any Tingo Group stockholder giving a proxy has the right to revoke the proxy and change their vote before the proxy is voted at the Special Meeting by doing any of the following:

•        subsequently submitting a new proxy for the Special Meeting that is received by the deadline specified on the accompanying proxy card;

•        giving written notice of your revocation to Tingo Group’s Corporate Secretary; or

•        virtually attending and voting at the Special Meeting via the Special Meeting website. Note that a proxy will not be revoked if you attend, but do not vote at, the Special Meeting.

Execution or revocation of a proxy will not in any way affect your right to virtually attend and vote at the Special Meeting via the Special Meeting website. See the section titled “The Special Meeting — Revocability of Proxies.”

If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker or other nominee?

If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.

Where can I find the voting results of the Special Meeting?

The preliminary voting results for the Special Meeting are expected to be announced at the Special Meeting. In addition, within four Business Days following certification of the final voting results, Tingo Group will file the final voting results of the Special Meeting (or, if the final voting results have not yet been certified, the preliminary results) with the SEC on a Current Report on Form 8-K.

Do Tingo Group stockholders have dissenters’ or appraisal rights?

The stockholders of Tingo Group are not entitled to appraisal rights in connection with the proposals at the Special Meeting under Delaware law.

What happens if I sell my shares of Common Stock after the record date but before the Special Meeting?

The record date is earlier than the date of the Special Meeting. If you sell or otherwise transfer your shares of Common Stock after the record date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting.

Who will solicit and pay the cost of soliciting proxies?

Tingo Group has engaged Morrow Sodali LLC, which is referred to as “Morrow,” to assist in the solicitation of proxies for the Special Meeting. Tingo Group estimates that it will pay Morrow a fee of approximately $15,000, plus reimbursement for certain out-of-pocket fees and expenses. Tingo Group has agreed to indemnify Morrow against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Tingo Group also may reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Common Stock. Tingo Group directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.

What should I do now?

You should read this proxy statement carefully and in its entirety, including the annexes. Then, you may vote by proxy over the internet or by telephone, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, so that your shares will be voted in accordance with your instructions.

How can I find more information about Tingo Group?

You can find more information about Tingo Group from various sources described in the section titled “Where You Can Find More Information.”

Whom do I call if I have questions about the Special Meeting?

If you have questions about the Special Meeting, or desire additional copies of this proxy statement or additional proxies, you may contact Tingo Group’s proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor
South Tower, Stamford, CT 06902
Tel: (800) 662-5200
Banks and brokers call (203) 658-9400
Email: TIO@investor.morrowsodali.com

SUMMARY

For your convenience, provided below is a brief summary of certain information contained in this proxy statement. This summary highlights selected information from this proxy statement and does not contain all of the information that may be important to you as a Tingo Group stockholder. To understand the Combination fully and for a more complete description of the terms of the Combination, you should read carefully this entire proxy statement, its annexes and the other documents to which you are referred. Items in this summary include a page reference directing you to a more complete description of those items. You may obtain the information incorporated by reference in this proxy statement, without charge, by following the instructions under “Where You Can Find More Information.”

The Combination

On December 1, 2022, Tingo Group acquired Tingo Mobile Limited (“Tingo Mobile”), TMNA’s sole operating subsidiary, via a multi-phase forward triangular merger. Under the terms of the Merger Agreement Tingo Group entered into with TMNA and representatives of each of the shareholders of Tingo Group and TMNA (“Merger Agreement”), TMNA contributed its ownership of Tingo Mobile to a newly organized holding company incorporated in the British Virgin Islands (“Tingo BVI Sub”). We then merged Tingo BVI Sub with and into MICT Fintech Ltd, a wholly-owned subsidiary of Tingo Group also incorporated in the British Virgin Islands (“MICT Fintech”), resulting in Tingo Mobile being wholly-owned by Tingo Group as a third-tier subsidiary (such transaction is hereinafter referred to as the “Combination” or the “Merger”).

The Parties to the Combination

Tingo Group, Inc. (formerly MICT, Inc.)

Tingo Group, formerly known as MICT, Inc., is a financial technology business principally focused on the growth and development technology company currently selling insurance products across approximately 130 cities in China, with planned expansion into additional markets. Tingo Group has developed highly scalable proprietary platforms for insurance products (B2B, B2B2C and B2C) and financial services/products (B2C), the technology for which is highly adaptable for other applications and markets. Tingo Group has acquired and holds the requisite license and approvals with the Hong Kong Securities and Futures Commission to deal in securities and provide securities advisory and asset management services. Tingo Group also has memberships/registrations with the Hong Kong Stock Exchange, the London Stock Exchange and the requisite Hong Kong and China Direct clearing companies. Tingo Group’s financial services business and first financial services product, the Magpie Invest app, is able to trade securities on NASDAQ, NYSE, TMX, HKSE, China Stock Connect, LSE, the Frankfurt Stock Exchange and the Paris Stock Exchange.

Tingo Group shares have been listed for trading on The Nasdaq Capital Market under the symbol “Tingo Group” since April 29, 2013. For more corporate and product information please visit Tingo Group’s website at http://www.tingogroup.com. Tingo Group’s principal executive offices are located at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, and its telephone number is (201) 225-0190.

Tingo Inc. (TMNA)

TMNA was an Agri-Fintech company offering, through Tingo Mobile, a comprehensive platform service through use of smartphones — ‘device as a service’ (using GSM technology) to empower a marketplace to enable subscribers/farmers within and outside of the agricultural sector in Nigeria to manage their commercial activities of growing and selling their production to market participants both domestically and internationally. The ecosystem provides a ‘one stop shop’ solution to enable such subscribers to manage everything from airtime top ups, bill pay services for utilities and other service providers, access to insurance services and micro finance to support their value chain from ‘seed to sale’.

As of November 30, 2022, the date prior to the Combination, TMNA had approximately 9.3 million subscribers using its mobile phones and Nwassa payment platform (www.nwassa.com). TMNA believes that Nwassa is Africa’s leading digital agriculture ecosystem that empowers rural farmers and agri-businesses by using proprietary technology to enable access to markets in which they operate. Farm produce can be shipped from farms across Africa to any part of the world, in both retail and wholesale quantities. Nwassa’s payment gateway also has an escrow structure that creates trust between buyers and sellers. Tingo Mobile’s system provides real-time pricing, straight from the farms, eliminating middlemen. Users’ customers pay for produce bought using available pricing on our platform. Tingo Mobile’s platform is paperless, verified and matched against a smart contract. Data is efficiently stored on the blockchain.

Tingo Mobile’s platform has created an escrow solution that secures the buyer, where funds are not released to its members until fulfilment. The platform also facilitates trade financing, ensuring that banks and other lenders compete to provide credit to its members. Recently, the shareholders of TMNA have approved a change of its corporate name from ‘Tingo, Inc.’ to ‘Agri-Fintech Holdings, Inc.’ For more information, visit the TMNA website at www.tingoinc.com. TMNA’s website does not constitute a part of this prospectus or joint proxy statement. TMNA principal executive offices are located at 11650 South State Street, Suite 240, Draper, UT 84020, and its telephone number is (385) 463-8168.

MICT Fintech Ltd

MICT Fintech Ltd was formed by Tingo Group for the sole purpose of effecting the Combination. MICT Merger Sub, Inc. had not previously conducted any business and had no assets, liabilities or obligations of any nature other than as set forth in the Merger Agreement. By operation of the merger, Tingo BVI Sub merged with and into MICT Fintech, with MICT Fintech continuing as the surviving company and as a wholly owned subsidiary of Tingo Group, and the separate existence of Tingo BVI Sub. MICT Fintech’s principal executive offices are located at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, and its telephone number is (201) 225-0190.

The Combination and the Merger Agreement

The terms and conditions of the Combination are contained in the Merger Agreement, a copy of which is attached as Annex A hereto. Tingo Group and TMNA encourage you to read the Merger Agreement carefully and in its entirety, as it is the legal document that governs the Combination.

The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, Tingo BVI Sub would be merged with and into MICT Fintech, with MICT Fintech continuing as the surviving company, and as a wholly owned subsidiary of Tingo Group.

On February 23, 2023, MICT, Inc. filed an amendment to its certificate of incorporation to change its corporate name from “MICT, Inc.” to “Tingo Group, Inc.” in order to unify Tingo Group under a single corporate identity and global brand and leverage Tingo Mobile’s fast growing customer base. Effective February 27, 2023 Tingo Group changed its trading symbol on the Nasdaq Capital Market from “MICT” to “TIO”. Accordingly, on April 27, 2023, the shareholders of TMNA approved the change of TMNA’s corporate name from ‘Tingo, Inc.’ to ‘Agri-Fintech Holdings, Inc.’

Merger Consideration

As consideration for the Combination, TMNA received from Tingo Group: (i) 25,783,675 shares of Tingo Group Common Stock equal to approximately 19.9% of the total issued and outstanding Tingo Group Common Stock; (ii) 2,604.28 shares of Series A Preferred Stock convertible into 26,042,808 shares of Tingo Group Common Stock equal to approximately 20.1% of the total issued and outstanding Tingo Group Common Stock; and (iii) 33,687.21 shares of Series B Preferred Stock convertible into 336,872,138 shares of Tingo Group Common Stock equal to approximately 35% of the total issued and outstanding Tingo Group Common Stock, provided that 5% of the foregoing consideration shall be withheld in escrow.

Tingo Group’s Reasons for the Combination and Recommendation of the Tingo Group Board of Directors

For a description of factors considered by the Tingo Group Board of Directors in reaching its decision to approve the merger agreement and the transactions contemplated thereby, including the Combination, and additional information on the recommendation of the Tingo Group Board of Directors, see the section titled “The Combination — Tingo Group’s Reasons for the Combination and Recommendation of the Tingo Group Board of Directors.”

The Special Meeting

The Special Meeting will be held in a virtual meeting format via live, audio-only webcast on June 7, 2023, beginning at 9:00 AM, Eastern Time. Tingo Group stockholders will be able to virtually attend and vote at the Special Meeting by visiting the Special Meeting website at www.virtualshareholdermeeting.com/TIO2023SM.

The purposes of the Special Meeting are as follows:

•        Proposal 1:    Approval of the Charter Amendment. To consider and vote on the Charter Amendment Proposal;

•        Proposal 2:    Approval of the Conversion. To consider and vote on the conversion proposal;

•        Proposal 3:    Adjournment of the Special meeting. To consider and vote on the Adjournment Proposal.

A quorum of Tingo Group stockholders is necessary to conduct business at the Special Meeting. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting will constitute a quorum. Virtual attendance at the Special Meeting will constitute presence in person for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Abstentions will count as votes present and entitled to vote for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Since the Charter Amendment Proposal is considered a routine matter, shares held in “street name” through a broker, bank or other nominee will be counted as present for the purpose of determining the existence of a quorum if such broker, bank or other nominee does not have instructions to vote on any such proposals.

Proposal 1: Charter Amendment Proposal

Assuming a quorum is present at the Special Meeting, approval of the Charter Amendment Proposal requires the affirmative vote of the holders of Common Stock representing at least a majority of the outstanding shares of Common Stock entitled to vote thereon. If you are a Tingo Group stockholder and fail to vote, fail to instruct your bank, broker or other nominee to vote with respect to the Charter Amendment Proposal, or abstain from voting, it will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

Proposal 2: Conversion Proposal

Assuming a quorum is present at the Special Meeting, the conversion proposal requires the affirmative vote of the majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Special Meeting. An Tingo Group stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the conversion proposal.

Proposal 3: Adjournment Proposal

Assuming a quorum is present at the Special Meeting, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Special Meeting. Any Tingo Group stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the adjournment proposal.

Interests of Tingo Group Directors and Executive Officers in the Combination

As of the date of this proxy statement, Tingo Group directors and executive officers do not have interests in the proposals that are different from, or in addition to, the interests of other Tingo Group stockholders generally, except that John J. Brown and Kenneth Denos who serve as the Series B Convertible Preferred Directors are directors, shareholders and/or officers of TMNA and, as such, have an indirect beneficial interest in the Tingo Group common stock, Series A Preferred Stock and Series B Preferred Stock held by TMNA. See the section titled “Interests of Tingo Group Directors and Executive Officers in the Combination.”

Certain Beneficial Owners of Tingo Group Common Stock

At the close of business on April 28, 2023, the latest practicable date prior to the date of this proxy statement, Tingo Group directors and executive officers and their affiliates, as a group, owned and were entitled to vote approximately 12.6% of the shares of Tingo Group common stock.

Governance Matters After the Combination

Pursuant to the Series B Certificate of Designations, TMNA has appointed John J. Brown and Kenneth I. Denos to serve as directors of Tingo Group’s Board of Directors. Kenneth I. Denos also serves as TMNA’s Executive Vice President, General Counsel, and Corporate Secretary and Mr. John J. Brown serves as TMNA’s Chairman.

Tingo Group Voting and Support Agreements

Tingo Group delivered to TMNA, a voting and support agreement, attached to this proxy statement as Annex B (the “Tingo Group Support Agreement”), signed by Tingo Group and Darren Mercer.

Under the Tingo Group Support Agreements, each Tingo Group stockholder agreed that from the date of the voting agreement until the date that the Tingo Group Support Agreement terminates, such stockholder will vote or cause to be voted all shares of Tingo Group common stock that he, she or it beneficially owns, among other things to approve the conversion proposal:

Restrictions on Transfers

Each supporting stockholder also agreed that, with limited exceptions, prior to the termination of its support agreement, it would not transfer any shares of Tingo Group common stock, or other Tingo Group securities, beneficially owned or acquired by such supporting stockholder on or after the date of its support agreement.

DESCRIPTION OF THE COMBINATION

Acquisition of Tingo Mobile

On December 1, 2022 (the “Closing”), Tingo BVI Sub, which was the sole shareholder of Tingo Mobile, was merged with and into MICT Fintech, such that Tingo Mobile became a wholly-owned subsidiary of Tingo Group (the “Combination”).

Tingo Mobile is an Agri-Fintech company operating in Africa with a mobile marketplace that offers its platform service to its subscribers, within and outside of the agricultural sector, to manage their commercial activities of growing and selling their production to market participants.

Under the terms of the Merger Agreement, Tingo Group issued to TMNA (i) 25,783,675 shares of common stock of Tingo Group, representing approximately 19.9% of the number of shares of Tingo Group’s common stock issued and outstanding; (ii) 2,604.28 shares of Series A Preferred Stock convertible into 26,042,808 shares of Tingo Group Common Stock equal to approximately 20.1% of the total issued and outstanding Tingo Group Common Stock immediately prior to Closing; and (iii) 33,687.21 shares of Series B Preferred Stock convertible into 336,872,138 shares of Tingo Group Common Stock equal to approximately 35% of the total issued and outstanding Common Stock immediately prior to Closing. The rights of the Series A Preferred Stock and the Series B Preferred Stock are set forth in Certificates of Designation of Preferences, Rights and Limitations that Tingo Group filed with the Secretary of State of the State of Delaware on November 30, 2022. Please see “Description of Series A Preferred Stock” under Proposal No. 1 for a complete description of the rights of the Series A Preferred Stock.

If all of the transactions contemplated by the Merger Agreement and related agreements are consummated (including, for the avoidance of doubt, the conversion and the conversion of the Series B Preferred Stock into common stock), which will require further Tingo Group stockholder approval and Nasdaq approvals, such transactions would constitute a change of control of Tingo Group, as TMNA would own a majority of the outstanding shares (on an as-converted basis) of Tingo Group.

Conversion of Series A Preferred Stock

Subject to stockholder approval of Proposal No. 1 and Proposal No. 2, each share of Series A Preferred Stock will be convertible into approximately 10,000 shares of Tingo Group Common Stock. If stockholders have not approved the conversion of the Series A Preferred Stock into Tingo Group common stock by June 30, 2023 (the “Trigger Date”), then, (i) all issued and outstanding shares of Series A Preferred Stock will be immediately and automatically redeemed by Tingo Group, and all accrued and unpaid dividends thereon to the date of redemption extinguished, in consideration of the right to receive an aggregate amount, in respect of all shares of Series A Preferred Stock, of $1.00 in cash, and (ii) Tingo Group shall, within ten (10) Business Days following the Trigger Event, cause Tingo Group Holdings LLC, a wholly-owned subsidiary of Tingo Group (“Delaware Sub”), to issue to TMNA, the amount of membership interests of Delaware Sub as needed to cause TMNA to own 27% of the total issued and outstanding membership interests of Delaware Sub, subject to the terms of the Series A Preferred Stock Certificate of Designations and, as a result, Tingo Group’s interest in Tingo Mobile will be reduced from 100% to 73%.

THE PARTIES TO THE COMBINATION

Tingo Group, Inc. (formerly MICT, Inc.)

Tingo Group, Inc. (the “Company”) was formed as a Delaware corporation on January 31, 2002 under the name Lapis Technologies, Inc. On March 14, 2013, Tingo Group changed its corporate name to Micronet Enertec Technologies, Inc. On July 13, 2018, following the sale of Tingo Group’s former subsidiary, Enertec Systems Ltd., Tingo Group changed its name to MICT, Inc. On February 23, 2023, MICT, Inc. filed an amendment to its certificate of incorporation to change its corporate name from “MICT, Inc.” to “Tingo Group, Inc.” in order to unify Tingo Group under a single corporate identity and global brand and leverage Tingo’s fast growing customer base. Tingo Group’s shares have been listed for trading on The Nasdaq Capital Market since April 29, 2013 under the symbol “TIO”.

Tingo Group is a holding company conducting financial technology business and agri-fintech business through its subsidiaries and entities, both wholly-owned and controlled through various VIE arrangements (“VIE entities”, together with Tingo Group, the “Group”), which are located mainly in Africa, Southeast Asia and the Middle East. Tingo Group’s business has changed materially since December 1, 2022, following the completion of two material acquisitions of Tingo Mobile and Tingo Foods.

Tingo Group currently operates in 3 segments and following the acquisition of Tingo Foods Tingo Group operates in 4 segments i) Verticals and Technology, comprising of Tingo Group’s operations in China where Tingo Group has 3 VIE Entities through which Tingo Group operates, mainly, Tingo Group’s business of insurance brokerage.; ii) Online Stock Trading, comprising mainly the operation of Magpie Securities Limited (“Magpie”) through which Tingo Group operates the business of online stock trading, mainly out of Hong Kong and Singapore; (iii)Comprehensive Platform Service which includes the operations of Tingo Mobile described above and includes the operations of Tingo Mobile for the month of December; and (iv) Tingo Foods, (purchased by Tingo Group in February 2023) which commenced food processing operations in September 2022.

Since July 1, 2020, following the completion of Tingo Group’s acquisition of GFHI (the “GFHI Acquisition”) Tingo Group has been operating in the financial technology sector. GFHI is a financial technology company with a marketplace in China, as well as the wider Southeast Asia area and other parts of the world and is currently in the process of building various platforms for business opportunities in different verticals and technology segments to capitalize on such technology and business, including the completion of Tingo Group’s recent acquisitions of Tingo Mobile and Tingo Foods. Tingo Group plans to increase its capabilities and its technological platforms through acquisition and licensing technologies to support its growth efforts, particularly in the agri-fintech, payment services, digital marketplace and financial services sectors.

In China, Tingo Group is principally focused on developing insurance broker business and products across approximately 130 insurance branches in China through its subsidiaries and VIE entities, with planned expansion into additional markets. Tingo Group has developed highly scalable proprietary platforms for insurance products (B2B, B2B2C and B2C) and financial services/products (B2C), the technology for which is highly adaptable for other applications and markets.

Following GFH Intermediate Holdings Ltd (“Intermediate”) acquisition of Magpie, a Hong Kong securities and investment services firm, on February 26, 2021 and the subsequent regulatory approval from the Hong Kong Securities and Futures Commission (“HKSFC”), Magpie is licensed to carry on Type 1 (dealing in securities), Type 2 (dealing in futures contracts), Type 4 (advising on securities) and Type 9 (asset management) regulated activities in Hong Kong.

Magpie launched Magpie Invest, a global stock trading app, on September 15, 2021. It is a proprietary technology investment trading platform that is currently operational in Hong Kong. Magpie has memberships/registrations with the Hong Kong Stock Exchange (“HKSE”), the London Stock Exchange (“LSE”) and the requisite Hong Kong and China Direct clearing companies. Tingo Group’s financial services business and first financial services product, the Magpie Invest app, is able to trade securities on National Association of Securities Dealers Automated Quotations (“NASDAQ”), New York Stock Exchange (“NYSE”), TMX, HKSE, China Stock Connect, LSE, the Frankfurt Stock Exchange and the Paris Stock Exchange.

The growth of Magpie will continue to be realized and executed through Tingo Group’s business development efforts, which include the pivot of Magpie’s strategic focuses to B2B, white-label and payment services in response to the change in market conditions for the retail client sector that materialized in 2022. In order to strengthen Magpie’s offering to potential B2B and white-label clients, and enable the broadening of its product offering, management made the decision to apply for a Capital Markets License (“CMS License”) from the Monetary Authority of Singapore (“MAS”), which was granted in full on September 20, 2022. Magpie’s CMS License enables it to offer several new products, including leveraged foreign exchange products and contracts for differences (“CFDs”), including CFDs on commodities prices and crypto-currency prices.

The following diagram illustrates Tingo Group’s current corporate structure, including its subsidiaries, and variable interest entities (“VIEs”), as of December 31, 2022:

Acquisition of Tingo Mobile

Overview.    On December 1, 2022, Tingo Group acquired Tingo Mobile Limited, an agri-fintech business based in Nigeria (“Tingo Mobile”), from TMNA. The acquisition was accomplished via a multi-phase forward triangular subsidiary merger. Under the terms of the Merger Agreement Tingo Group entered into with TMNA and representatives of the shareholders of each of TMNA and Tingo Group, TMNA contributed its ownership of Tingo Mobile to a newly organized holding company incorporated in the British Virgin Islands (“Tingo BVI Sub”). TMNA then merged Tingo BVI Sub with and into MICT Fintech Ltd., a wholly-owned subsidiary of the company organized in the British Virgin Islands (“MICT Fintech”), resulting in Tingo Mobile being wholly-owned by Tingo Group.

Consideration Provided.    As consideration for Tingo Mobile, Tingo Group issued to TMNA 25,783,675 shares of Tingo Group common stock, equal to 19.9% of our outstanding shares, calculated as of the closing date of the merger (the “Common Consideration Shares”) and two series of convertible preferred shares — Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series B Convertible Preferred Stock (“Series B Preferred Stock”).

Key Terms of Series A Preferred Stock.    Upon the approval of Tingo Group stockholders, the Series A Preferred Stock will convert into 20.1% of the outstanding shares of our common stock, calculated as of the closing date of the merger. If such shareholder approval is not obtained by June 30, 2023, all issued and outstanding shares of Series A Preferred Stock must be redeemed by Tingo Group in exchange for TMNA receiving 27% of the total issued and outstanding shares of Tingo Group Holdings, LLC, a Delaware-incorporated subsidiary of the company (“TGH”) that is the immediate parent company of MICT Fintech, which in turn would reduce the Tingo Group’s interests in TGH and therefore Tingo Mobile by 27% and, as a result, Tingo Group’s interest in Tingo Mobile will be reduced from 100% to 73%. See TGH Group Structure below.

Key Terms of Series B Preferred Stock.    Upon approval by Nasdaq of the change of control of the company and upon the approval of Tingo Group stockholders, the Series B Preferred Stock will convert into 35.0% of the outstanding shares of our common stock, calculated as of the closing date of the merger, giving TMNA an aggregate ownership of 75.0% of Tingo Group outstanding common stock, if both the Series A and series B preferred stock are converted in full. If such shareholder or Nasdaq approval is not obtained by June 30, 2023, TMNA will have the right to cause Tingo Group to redeem all of the Series B Preferred Stock for (x) $666,666,667 or, (y) an amount of common stock of TGH equivalent in value to $666,666,667.

Loan to TMNA.    In connection with the Merger Agreement, Tingo Group also loaned $23.7 million to TMNA. The loan bears interest at 5.0% per annum and matures on May 10, 2024.

Acquisition of Tingo Foods

Overview.    On February 9, 2023, Tingo Group and MICT Fintech acquired from Dozy Mmobuosi, Tingo Mobile Founder and Chief Executive Officer all of the outstanding share capital of Tingo Foods PLC (“Tingo Foods”), a Nigerian public limited company that has operated in the food processing industry since its inception in September 2022. As part of its expansion strategy, Tingo Foods plans to fit out and operate a state-of-the-art food processing facility in the Delta State of Nigeria, which is expected to be the largest of its kind in Africa and scheduled for completion by the end of the first half of 2024. Tingo Group agreed to fit out the Tingo Foods facility with the necessary processing equipment and further agreed to require Tingo Foods to enter into a long-term ground lease for the facility, with lease payments to commence when the facility becomes operational.

Consideration Provided.    As consideration for Tingo Foods, Tingo Group issued Mr. Mmobuosi a senior secured promissory note in the principal amount of $204 million, bearing interest at 5.0% per annum and maturing in 24 months.

About Tingo Group Holdings

TGH (and together with its subsidiaries, the “TGH Group”) is a Delaware limited liability company and a wholly-owned subsidiary of Tingo Group. TGH, together with its subsidiaries, is the leading Agri-Fintech company operating in Africa, with a comprehensive portfolio of innovative products, including a ‘device as a service’ smartphone and pre-loaded platform product. As part of its globalization strategy, TGH and its wholly owned subsidiary, Tingo Mobile Limited (“Tingo Mobile”), have recently begun to expand internationally and entered into trade partnerships that are contracted to increase the number of subscribed farmers from 9.3 million in 2022 to more than 32 million, providing them with access to services including, among others, the Nwassa ’seed-to-sale’ marketplace platform, insurance, micro-finance, and mobile phone and data top-up. Tingo Group’s other Tingo business verticals include: TingoPay, a SuperApp in partnership with Visa that offers a wide range of B2C and B2B services including payment services, an e-wallet, foreign exchange and merchant services; Tingo Foods, a food processing business that processes raw foods into finished products such as rice, pasta and noodles; and Tingo DMCC, a commodity trading platform and agricultural commodities export business based out of the Dubai Multi Commodities Center.

Tingo Mobile’s Nwassa platform is believed to be Africa’s leading digital agriculture ecosystem that empowers rural farmers and agri-businesses by using proprietary technology that enables users to access markets in which they operate. Using Tingo Mobile’s ecosystem, farmers can ship produce from farms throughout Nigeria, in both retail and wholesale quantities. Tingo Mobile’s system provides real-time pricing, straight from the farms, which eliminates middlemen. The customers of Nwassa users pay for produce bought using available pricing on the platform.

Although TGH has a large retail subscriber base, its business model is essentially a business-to-business- to-consumer (“B2B2C”) model. Each of TGH’s current subscribers is a member of one of a small number of cooperatives with whom a subsidiary of TGH has a contractual relationship, which facilitates the distribution of Tingo-branded smartphones into the various rural communities of user farmers/agri-workers. Through TGH’s smartphones and proprietary applications imbedded in the phones, TGH is able to provide a wider array of agri-fintech services and generate diverse revenue streams as described in more detail herein.

Services offered to TGH’s retail subscribers include smart phone leasing, an agri-marketplace, airtime top ups, utility payment services, bill-pay and e-wallet, insurance products and access to finance and lending services. The TGH Group offers its services to the agricultural market through the Nwassa platform and has recently launched a general B2C and B2B fintech platform and super-app, in partnership with Visa, branded as TingoPay.

On October 19, 2022, Tingo Mobile signed an agreement with the All Farmers Association of Nigeria (AFAN), the umbrella body of the 56 recognized commodities and agricultural associations in Nigeria. Under the terms of the agreement, AFAN committed to add a minimum of 20 million additional subscribers to Tingo Mobile’s customer base. These new subscribers are expected to be comprised principally of owners of small and medium-sized agricultural enterprises throughout the country.

On November 10, 2022, Tingo Mobile opened a new regional head office in Ghana and launched operations there. In conjunction with the launch, Tingo Mobile also announced an agreement with the Ashanti Investment Trust, the investment arm of the Ashanti Kingdom, to enroll a minimum of 2 million new members in Ghana with Tingo Mobile within 120 days of signing and has agreed on a target to increase such enrollments to at least 4 million members.

On December 14, 2022, Tingo Mobile launched in Malawi as a strategic base from which to expand into East Africa and target neighboring countries such as Tanzania, Zambia, and Mozambique.

In addition to its agri-fintech business, on December 12, 2022, TGH launched its global commodities trading platform and export business (“Tingo DMCC”) from the Dubai Multi Commodity Centre (the “DMCC”) to facilitate offtake and export of agricultural commodities from both its existing customer base and new customers. Through the strong relationships between Tingo Mobile and the cooperatives and other parties it deals with in Nigeria and Ghana, TGH has secured access to significant quantities of agricultural produce for export, including wheat, millet, cassava, ginger, cashew nuts, cocoa and cotton.

On February 9, 2023, TGH acquired the entire share capital of Tingo Foods, which commenced food processing operations in September 2022, generating more than $400 million of revenue in its first four months of trading. Through Tingo Foods, the TGH Group expects to enhance its ability to integrate agricultural producers into the ’seed to sale’ value chain and digital ecosystem.

A key element of the growth plans for Tingo Foods is the development of its own food processing facility. To this end, through a joint venture, Tingo Foods has committed to build and operate a state-of-the-art $1.6 billion food processing facility in the Delta State of Nigeria, which is expected to be completed by the end of the first half of 2024. Tingo Foods estimates that its part of the build and fit-out costs will amount to approximately $500 million, which it expects to fund out of a combination of retained earnings and debt finance. The new facility is expected to multiply the size of Tingo Food’s processing capacity and revenues, allowing it to expand its current product range of rice, pasta, noodles, and other staple foods into new product areas such as tea, coffee, cereals, chocolate, biscuits, cooking oils, non-dairy milks, carbonated drinks, and mineral water, while also materially expanding its capacity for the offtake of produce from its farmers and increasing its supply into TGH’s commodity trading platform and export business. In line with its Environmental, Social and Governance (“ESG”) commitments, Tingo Foods has entered into a partnership with a third party company in the UK, Evtec Energy Plc, who have committed to fund and build a $150 million net zero carbon emission solar plant, to provide a sustainable and low-cost energy source to power its multi-billion dollar food processing facility. Through this first-of-its-kind facility in Nigeria, Tingo Foods aims to reduce Africa’s reliance on the import of finished food and beverage products and to increase exports of made-in-Africa produce, which in turn is expected to reduce the prices of finished products and significantly reduce shipping miles and carbon emissions.

As part of the TGH Group’s strategy to leverage its fintech platforms, infrastructure and the Tingo brand, it recently launched the TingoPay Super App in partnership with Visa. TingoPay broadens TGH’s reach outside of the agricultural sector, targeting retail customers of any age (18+) and demographic. TingoPay customers can apply for a Tingo Visa card and then access it via the TingoPay Super App, so as to make online transactions in their domestic or foreign currencies, as well as to manage their cards, set up repeat payments and access transaction statements. The Tingo Visa card’s interface with the TingoPay super app and e-wallet also allows customers to use their digital money easily and securely for both online and physical payments anywhere Visa is accepted. Additionally, TingoPay’s users can benefit from a broad selection of value-added services, including the ability to pay utilities and bills, top-up airtime and data, make funds and forex transfers, apply for loans, arrange pensions, purchase insurance products, make travel bookings and access the Nwassa agricultural produce marketplace. TingoPay and the Tingo Visa partnership are also expected to deliver significant benefits to businesses, in particular farmers and other Small and Medium Enterprises (SMEs) across all sectors. The integration of Visa’s range of merchant services with TingoPay’s commerce portal and the Nwassa marketplace, enables businesses to accept payments easily and securely in any currency from both retail and business customers, and use the TingoPay e-wallet to immediately fund purchases of inputs and make other payments.

TGH has an experienced management team, led by Dozy Mmobuosi, who founded Tingo Mobile in 2001 and serves as the TGH Group CEO. Mr. Mmobuosi is supported by an executive management team and has additional senior management personnel within each of its subsidiaries who are responsible for executing the TGH Group’s business strategy and day-to-day operations.

The TGH Group currently has trading operations in Nigeria, Ghana and Malawi in connection with Tingo Mobile, TingoPay and Tingo Foods, and Dubai in connection with the commodity trading platform and export business. In addition, TGH Group has administrative offices in the United States and the United Kingdom, which handle certain of the management and finance activities of Tingo Group.

TGH Strategy

The TGH Group aims to be the leading fintech and agri-fintech business in Africa, before expanding into Southeast Asia and certain other parts of the world, delivering financial inclusion and financial upliftment to its customers, including to rural farming communities through Tingo Group’s agri-fintech platform and products.

•        ESG Initiatives.    Global climate change provides a challenge to sustainable production and food security. A key area of global interest under the United Nations Sustainable Development Goals (“SDGs”) and environmental, social and governance (“ESG”) impact investing is social upliftment. TGH’s strategy and market execution naturally includes ESG principles and provides an opportunity to address SDGs, including food security, in Africa and globally. TGH seeks to accomplish this through its full range of agri-fintech products, including its Nwassa platform, its global commodity platform and export business and its Tingo Food food processing business. As noted above, TGH aims to align with SDGs and related initiatives, such as gender equality through upliftment of female entrepreneurship, financial inclusion, poverty alleviation and zero hunger.

•        Strategic Initiatives.    TGH opportunistically reviews potential partnerships and mergers and acquisitions. TGH intends to identify key strategic partners and potential acquisitions that it believes can accelerate the TGH Group’s expansion towards becoming the leading agri-fintech operator in Africa, Southeast Asia and other emerging markets. TGH believes that pursuing a select number of investments in the agri-tech, banking services and fintech sectors can provide a strong pathway to enhance its proven activities in Nigeria and replicate them elsewhere, and TGH will continuously evaluate such opportunities. As TGH continues to grow, it intends to develop further strategic relationships and projects related to enhancing and expanding its capabilities and the development of the services that the TGH Group offers.

•        Agri-Fintech and Value-Added Services.    TGH generates income from agri-fintech and value-added services, including, but not limited to:

•        Mobile device leasing ‘Device-as-a-Service’ (12-month contracts);

•        Airtime and data top-ups;

•        Nwassa (Agri-marketplace platform and value added transaction services);

•        Utilities and other bill pay services through its electronic wallet solution; and

•        Cross-sell fees from referrals for insurance and lending services offered by strategic partners.

•        Export Services.    In connection with the launch of Tingo DMCC, TGH intends to provide various services related to its export business, either directly or outsourced to third parties, including:

•        Procurement;

•        Invoicing, billing, and collections;

•        Warehousing and storage;

•        Logistics services, including loading, unloading, transport, and delivery; and

•        Customs clearance and certified inspection.

•        Food Processing Services.    In connection with the acquisition of Tingo Foods, TGH aims to become the preferred buyer of surplus agricultural produce in Africa and elsewhere, and a leading processor of finished food and beverage products.

Tingo Foods’ goal in Africa is to reduce the continent’s reliance on the import of finished food and beverage products and increase its exports of made-in-Africa produce between countries within the continent, as well as to the rest of the world. This is expected to reduce the prices of finished goods for Africa’s consumers, while also creating a substantial environmental benefit by reducing the current need to export raw food materials outside of the continent for processing only to then import the finished and more expensive products back into Africa. To enable Tingo Foods to significantly accelerate its growth and increase capacity, it has entered into a joint venture to construct and operate a $1.6 billion state-of-the-art food processing facility in Nigeria, which is expected to the largest of its kind in Africa. Tingo Foods expects to construct and open more food processing facilities in Africa and other key markets as it grows and as it secures the supply of more agricultural produce through Nwassa platform using Tingo Mobile.

•        Key Strategies.    TGH intends to achieve growth and build competitive advantages through the following key strategies:

•        Increasing the number of TGH users in Nigeria, including through new partnerships with additional agricultural cooperatives;

•        Extending TGH’s services to other African countries, in addition to Nigeria, Ghana, and Malawi, where the TGH Group currently operates — these may include Tanzania, Zambia, Mozambique, Uganda and Kenya. TGH is conducting a detailed review with its corporate advisors to determine how best it can optimize and develop market entry strategies based on its proven success in Nigeria and, most recently, Ghana and Malawi;

•        In the medium term, expanding TGH’s services to countries outside of Africa, including China, other countries in Southeast Asia and certain countries in South America;

•        Expanding the Tingo DMCC commodity platform and export business across the globe;

•        Increasing the food and beverage processing capacity of Tingo Foods, including in to other countries within Africa and into other parts of the world; and

•        Further diversifying the TGH B2C and B2B customer base outside of the agricultural sector, with products such as TingoPay, Tingo Visa products, new app based products and a range of payment and foreign exchange services.

TGH Group Structure

The TGH Group structure has been organized to facilitate expansion within Africa, the integration of Tingo Foods into the company’s agricultural value chain, as well as the creation of TGH’s commodity export financing subsidiary in Dubai. The organizational structure of the TGH Group is represented in the following diagram (other non-agri-fintech subsidiaries of Tingo Group not shown):

Operations and Business Model

A key challenge in Africa’s agricultural value chain is the weak link between rural small holder farmers and demand centers in urban areas. TGH has developed the Nwassa platform to connect farmers directly with wholesale and retail purchasers, as well as experienced experts and suppliers. Farmers and farm cooperatives connect with brokers, arrange for storage and transportation of their produce, and ultimately obtain improved economic outcomes through higher product prices and lower storage and transportation losses. Since the launch of Nwassa in 2020 adoption and usage of the platform has grown rapidly.

Approximately 98% of TGH’s customers are active users of the Nwassa platform, and the platform processes approximately $1 billion USD in gross transaction value (GTV) on a monthly basis. In addition, TGH has invested in a cell-on-wheels platform to boost network and wireless coverage in regions with low wireless coverage in an effort to ensure its customers have consistent access to TGH services and Nwassa whenever such is required.

Tingo Group believes that, as the TGH Group’s business continues to grow, it is positioned to benefit from operating leverage and economies of scale. In particular, TGH is able to provide incremental value-added services to its large customer base.

•        Customers.    TGH, principally through Tingo Mobile, its wholly-owned subsidiary, has consistently maintained over 9.3 million customers since 2014, with a focus on supporting customers who primarily work in the agricultural sector, which is now expected to grow through the recently signed trade partnerships with the All Farmers Association of Nigeria, who have contracted to enrol a minimum of 20 million new farmers, and the Kingdom of Ashanti in Ghana, who have contracted to enrol between 2 million and 4 million+ farmers, as well as the recent launch into Malawi, and other such geographical expansion and new trade partnerships in the future. Tingo Mobile has been able to do this though a unique and efficient B2B2C business model. A member of the TGH Group contracts with farming cooperatives and other associations who engage their large agricultural customers to utilize Tingo’s products and services. TGH’s customers are a mix of farmers (small holder and subsistence), and individuals who work in storage, transportation and logistics across the agricultural value chain. The number of customers stated above represents the number of mobile handset devices that have been distributed, with 1 year (12 month) contracts, to members of TGH’s partner farmers’ cooperatives and those making monthly (12) lease payments, via the cooperatives, to TGH. TGH then provides additional services to the members of the cooperatives as described herein, primarily through the Nwassa platform.

1.      Low Attrition.

•        Because TGH contracts with agricultural cooperatives and associations who facilitate access to branded mobile devices and services to their members, attrition or “churn” rates have been consistently less than 1% over the last nine years. The members of the farmers’ cooperatives have the option to sign up to TGH’s non-cancellable agreements for a 1-year leasing period. While these are non-cancelable agreements, there are instances whereby the farmers may cease making payments. However, as noted above, there has been a churn rate of less than 1% over each leasing cycle.

•        Customer count and activity on TGH’s various platforms are key drivers of its revenue. TGH currently generates revenue from the following sources:

•        Outright Sales of Mobile Phones.    In 2020, Tingo Mobile sold 3.1 million handsets to a distributor based in Kenya, and in Q4 2021 Tingo Mobile sold an additional 2.9 million handsets to a non-agricultural cooperative in Nigeria. In Q3 2022, Tingo Mobile sold an additional 87,508 mobile devices in a bulk sale. TGH will likely seek to pursue similar sales opportunities in the future.

•        Mobile Voice and Data Service.    Through a Mobile Virtual Network agreement with Airtel, Tingo Mobile provides its customers in Nigeria with voice and data services. Each month its customers receive 2,500 airtime minutes, 10 free SMS text messages outside the Tingo network, 100 free SMS messages within the Tingo network and 500 MB data for a monthly access fee of circa $3.00 USD (using 414 USD/NGN exchange rate) per month. This fee is shared with Airtel, of which TGH’s share (16%) equates to USD $0.48 per user per month.

•        Nwassa Platform.    TGH’s proprietary platform, Nwassa, supports Nigeria’s agricultural value chain with market access and provides users with a variety of agri-tech and fintech services, including:

•        Access to agricultural markets for crops, packaging, warehousing, and cargo logistics;

•        Digital wallet services, including sending and receiving domestic payments, monitoring cash flow in real time and securely holding money;

•        Access to other third-party services such as utility bill payment, virtual airtime top-up, insurance services, and alternative lending solutions. For each third-party service or product purchased by its customers, TGH receives an introducer fee or commission:

•        Utility bill payment, airtime sales and commodity sales: 4% commission;

•        Insurance on the insureds mobile handsets of 100 NGN (or foreign equivalent) per subscriber, the USD equivalent is $0.24 per subscriber using 414 NGN/USD exchange rate;

•        Lending:    TGH receives a commission on each loan arranged with third party lenders via the platform;

Tingo Pay.    The Tingo Pay app was launched in February 2023. Tingo Pay offers the following services:

•        Tingo wallet top-up;

•        Peer-to-peer payments (including merchant payments at stores);

•        Utility and expense payments (e.g., airtime, broadband, cable, electricity, water, hotels, flights);

•        Pension payments; and

•        QR code payment services.

Separate to its Tingo Mobile, Nwassa and TingoPay businesses, TGH has diversified into the Tingo DMCC commodity trading platform and export business and the Tingo Foods food processing business, both of which aim to meet the globe’s increasing shortfall in food and beverage product supply and to tackle the world’s food security crisis. Tingo DMCC and Tingo Foods currently generate revenues from the following sources:

•        Tingo DMCC.    The commodity trading platform and export business of Tingo DMCC facilitates through its operations in Dubai the sales of agricultural produce from farming cooperatives in Africa, as well as from other suppliers, and brokers the sale of such produce to distribution companies, wholesalers, supermarket groups and other large-volume buyers wherever they are in the world.

•        Tingo Foods.    Having commenced trading in September 2022, Tingo Foods was acquired by TGH on February 9, 2023. To date, Tingo Foods has outsourced its processing activities to third-party food processing plants in Nigeria, for which Tingo Foods arranges the supply of raw crops, as well as the customers for the finished processed foods. Tingo Foods aims to open its own state-of-the-art food processing facility in Nigeria by the end of the first half of 2024, which will enable it to significantly expand its product range and also multiply the size of its processing capacity and revenues.

Competition

In Nigeria and the other African countries in which TGH operates, it competes with a large number of mobile phone carriers. Current competitors may seek to intensify their investments in those markets and also expand their businesses into new markets. Competitive pressure from current or future competitors or TGH’s failure to quickly and effectively adapt to a changing competitive landscape could adversely affect its growth. Current or future competitors may offer lower prices and enhanced features, and, as a result, TGH may be forced to lower its prices and upgrade its phones and network in order to maintain its market share.

With respect to TGH’s payment services, TGH faces competition from financial institutions that offer payment processing services, debit and credit card service providers, other offline payment options and other electronic payment system operators, in each of the markets in which TGH operates. TGH expects competition to intensify in the future, as existing and new competitors may introduce new services or enhance existing services. New entrants tied to established brands may engender greater user confidence in the safety and efficacy of their services.

TGH believes that developing and maintaining awareness of the Tingo brand is critical to achieving widespread acceptance of the Tingo network and is an important element in attracting new users. Furthermore, TGH believes that the importance of brand recognition will increase as competition in its markets increases. Successful promotion of the Tingo brand will depend largely on the effectiveness of TGH’s marketing efforts and its ability to ensure that the Tingo network remains reliable, and useful at competitive prices. Brand promotion activities may not yield increased revenue, and even if they do, any increased revenue may not offset the expenses TGH incurs in building its brand. If TGH fails to successfully promote and maintain its brand or incurs substantial expenses in an unsuccessful attempt to promote and maintain its brand, TGH may fail to attract new customers and cooperative partners or to grow or maintain its telecommunications network.

If TGH fails to compete effectively, it may lose existing users and fail to attract new users, which could have a material adverse effect on its business, financial condition, results of operations and prospects.

Market and Industry Trends

Africa is the second-largest continent by land mass and population. The continent is also the youngest by far, with a median age of 19.7 years for its 1.3 billion people in 2020. Tingo believes the building blocks for growth in Africa’s agriculture industry are in place and that it is well positioned to participate in the growth of this key demographic segment.

In a report by The Economist, Sub-Saharan Africa’s population is growing at a pace of 2.7% per year, which is more than twice as fast as the populations of South Asia 1.2% and Latin America 0.9%. At the current growth rate, the continent’s population will double by 2050. Africa’s younger population represents a significant opportunity for growth in the demand for agricultural commodities. This younger generation is also being born into a “networked” world and is more comfortable using technology to achieve their goals. In addition, Africa’s governments are increasingly focused on improving business conditions for entrepreneurs and small businesses on the continent. Sub-Saharan Africa’s World Bank Doing Business rank has improved by approximately 20 points: from 45 in 2004 to 65 in 2020. This trend appears likely to continue and will encourage the establishment of new ventures across a variety of economic sectors, including agriculture.

Foreign direct investment (FDI) to African countries hit a record $83 billion in 2021, according to UNCTAD’s World Investment Report 2022 published on 9 June. This was more than double the amount reported in 2020, when the COVID-19 pandemic weighed heavily on investment flows to the continent. Despite the strong growth, investment flows to Africa accounted for only 5.2% of global FDI, up from 4.1% in 2020. Foreign direct investments into Africa will likely continue to help resolve significant infrastructure constraints and create value in the agricultural sector.

Nigeria is the largest economy and the most populous country in Africa and is therefore central to the continent’s growth. According to an Oxford Business Group 2021 report, agriculture accounts for 14% of total GDP in sub-Saharan Africa, and a majority of the continent’s population is employed in the sector. Agriculture is therefore central to African livelihoods as many of sub-Saharan Africans are small holder farmers and the FAO estimates that Africa holds 60% of the world’s uncultivated arable land.

In Nigeria, the agricultural industry employs 36% of the labour force and represents 22% of the country’s GDP according to a PWC report. Despite the scale of the agricultural industry in Nigeria, relative productivity remains disappointing. Nigeria’s suboptimal agricultural productivity is driven by several factors, including broken linkages to demand centers, inefficient capital allocation for the purchase of inputs, and underdeveloped and fragmented access to services. Tingo Group aims to play a significant role in resolving these issues.

Technology, Manufacturing and Distribution

TGH continuously invests in its technology, data collection and analytics capabilities, operating primarily through TGH-employed developers in Nigeria. TGH’s research and development activities focus on the production, maintenance and operation of new and existing products and services. TGH believes the development of its technology serves as an investment in future growth that will enhance consumer experience and satisfaction. TGH may seek to increase investments into its technology and data capabilities in the future.

In March 2020, Tingo Mobile entered into a mobile phone procurement contract with UGC Technologies Company Limited, with located in Shenzhen City, China. In January 2022, Tingo Mobile entered into an agreement with Bullitt Mobile Limited, based in Reading, England, who are a supplier of branded cellular telephone products and accessories. Tingo Mobile made the decision to diversify its supplier base given the many challenges experienced by companies with globally distributed supply chains through the Covid-19 pandemic.

UGC Technologies Company Limited and Bullitt Mobile Limited are TGH’s sole suppliers of mobile phones at present. The procurement contract with UGC Technologies Company Limited allows TGH to raise purchase orders in line with its customer demand and provides capacity to meet demand from wholesale customers. In addition, TGH is exploring opportunities to establish relationships with other production partners.

Intellectual Property

Intellectual property rights are important to TGH’s business. TGH relies on copyright laws in the United States and other jurisdictions to establish and protect its intellectual property rights. However, these laws provide only limited protection. Although TGH takes steps to protect its intellectual property rights, it cannot be certain that the steps taken will be sufficient or effective to prevent unauthorized access, use or copying. Moreover, others may seek to infringe on, misappropriate, or otherwise violate TGH’s intellectual property rights. Policing the unauthorized use of TGH’s intellectual property rights can be difficult. The enforcement of TGH’s intellectual property rights also depends on any legal actions TGH may bring against any such parties being successful, but these actions are costly, time-consuming, and may not be successful, even when TGH’s rights have been infringed, misappropriated, or otherwise violated.

In addition, aspects of TGH’s platform and services include software covered by open-source licenses. The terms of various open-source licenses have not been interpreted by United States courts, and there is a risk that such licenses could be construed in a manner that imposes unanticipated conditions or restrictions on TGH’s services.

Although TGH relies on intellectual property rights in its business, it also seeks to preserve the integrity and confidentiality of its intellectual property rights through appropriate technological restrictions, such as physical and electronic security measures.

Employees, Contract Personnel and Human Capital Resources

TGH employs approximately 30 executive, marketing, and administrative personnel, inclusive of its executive officers. The TGH has approximately 409 full-time employees, 38 part-time employees, and approximately 20,000 part-time, commission-based agents who work with Tingo’s two farmer’s cooperatives and the All Farmers Association of Nigeria.

TGH understands that its success depends on its ability to attract, train and retain its employees and contract personnel. TGH strives to attract, recruit, and retain employees through competitive compensation and benefit programs, learning and development opportunities that support career growth and advancement opportunities, and employee engagement initiatives that foster a strong company culture. TGH also recognizes the importance of keeping its employees safe. In response to the COVID-19 pandemic, TGH implemented changes that it determined were in the best interest of its employees and have followed local government orders to prevent the spread of COVID-19.

Facilities

TGH’s largest office is in Lagos, Nigeria, where the bulk of its operations and support personnel are located. Tingo also has offices in Accra, Ghana and Dubai.

In the United States and the United Kingdom, TGH subleases office space on a month-to-month basis.

Government Regulation

Telecommunications Regulation in Nigeria

NCC Act.    The primary statute and set of regulations governing the telecommunications sector in Nigeria is the Nigerian Communications Act (2003) (the “NCC Act”) and regulations made under it. Also relevant are the Wireless Telegraphy Act (1966), as amended (the “WT Act”), Cybercrimes (Prohibition Prevention, Etc.) Act (2015), the National Information Technology Development Agency Act (2007) and, to the extent that telecommunications companies may wish to use spectra ordinarily reserved for broadcast, the National Broadcast Commission Act (1992) and the respective regulations made under these statutes. The NCC Act is the key regulatory framework for the Nigerian telecommunications industry. The NCC Act stipulates rules relating to the classes of licenses, licensing processes and offenses for failure to comply with the provisions of the Act. It established the Nigerian Communications Commission (“NCC”) as a federal agency and regulator charged with the responsibility of facilitating investments in and entry into the Nigerian market for the provision and supply of communication services, equipment and facilities, granting and renewing communications spectrum and operating licenses and the promotion of fair competition in the communications.

Nigerian Communications Commission (NCC).    The NCC is the independent national regulatory authority for the telecommunications industry in Nigeria. It is responsible for stimulating investments in the sector and creating an enabling environment for competition among operators in the industry. The NCC is mandated to monitor all significant matters relating to the performance of all licensed telecommunications service providers and publish annual reports. The powers of the NCC range from the issuance of various licenses relating to the provision of communications services, equipment, and products, to regulating competition, issuing spectrum and numbering resources for the industry.

Licensing Framework for the Telecommunications Sector.    License requirement Section 32 of the NCC Act empowers the NCC to issue communication licenses for the operation and provision of communication services or facilities by way of class or individual license on such terms and conditions as the NCC may from time to time determine. No person can operate a telecommunications system or facility, or provide a communications service in Nigeria, unless authorized to do so under a communications license or exempted under regulations made by the NCC. The NCC also issues an ‘international sub-marine cable infrastructure landing station services license’, which allows the licensee to land, install, operate and manage submarine cable infrastructure in Nigeria. The license is typically for a period of 20 years or such other period as may be imposed by the regulator.

Technical Standards and Duties to End Customers.    The NCC Act and guidelines issued pursuant to it prescribe technical standards to which Tingo’s partner Airtel Nigeria is required to adhere. Under Section 130 of the NCC Act, the NCC must publish technical codes and specifications for telecommunication equipment and facilities to be used in Nigeria. It is an offense to use any technical equipment or system which hinders network inter-operability, or which compromises public safety. The NCC must also conduct type approval tests and issue certificates in respect of communications equipment and facilities to be used in Nigeria. It is an offense punishable by fine or imprisonment to sell or install any communications equipment or facilities without first obtaining the NCC’s type approval test certificate. The NCC regularly publishes technical standards applicable to all telecommunications equipment to be used in Nigeria on its website, as well as lists of approved handsets and telecommunications equipment that have been tested and approved by the NCC for use in Nigeria.

Universal Service Obligations.    The NCC Act empowers the NCC to design, manage and implement a universal service system that will promote widespread availability and usage of network services and application services throughout Nigeria. The NCC furthers this objective by encouraging the installation of network facilities and the provision of network services and applications to institutions in underserved areas and communities.

Federal Ministry of Communications.    The Federal Ministry of Communications is responsible for policy formulation as it pertains to the information and communications technology sector. Its policy direction drives activities and developments within the sector. The Federal Ministry of Communications is mandated to facilitate universal, ubiquitous and cost-effective access to communications infrastructure and to utilize information and communications for job creation, economic growth and transparency in governance.

Anti-Money Laundering Act and Anti-Money Laundering Regulations.    Section 1 of the Money Laundering (Prohibition) Act, 2011 (the “MLA”) provides that no body corporate shall, except in a transaction concluded through a financial institution, make or accept cash payment of a sum exceeding ₦10 million (approximately $27 thousand USD). Section 2 of the MLA places a reporting obligation on any body corporate transferring funds or securities exceeding $10 thousand USD or its equivalent to or from a foreign country. The relevant body corporate is required to report in writing, within seven days of the transaction, to the Central Bank of Nigeria and the Nigerian SEC.

Data Protection Laws in Nigeria

The Consumer Code of Practice Regulations.    The Consumer Code of Practice Regulations (2007) (the “CCP Regulations”) issued by the NCC regulates data protection in the telecommunications sector. The CCP Regulations obligate NCC licensees to take all steps reasonable to prevent the “inappropriate” and “inadvertent” disclosure of customers’ information. The CCP Regulations also prohibit the transfer of the information of customers to third parties except as consented to by the customers or as permitted or required by the NCC or other applicable legal or regulatory requirements. Licensees that collect customers’ information are required to adopt and implement a policy regarding the proper collection, use and protection of that information and ensure that other licensees to whom they disclose such information have adopted the consumer information policy.

The Nigeria Data Protection Regulations.    The Nigeria Data Protection Regulations (2019) (the “NDPR”) safeguard the rights of natural persons to data privacy and prohibit the manipulation of personal data. The NDPR applies to all transactions intended for the processing of personal data and the actual processing of personal data, notwithstanding the means by which the data processing is conducted or intended to be conducted, and in respect of natural persons present in Nigeria and natural persons residing in Nigeria or residing outside Nigeria but of Nigerian descent (the “Data Subject”). The NDPR imposes a duty of care on anyone entrusted with or in possession (“Data Controller”) of any information relating to a Data Subject (including but not limited to names, photographs, bank details, posts on social networking sites, and IP addresses) (“Personal Data”). A Data Controller will be held accountable for acts and omissions in respect of data processing and in accordance with the principles of handling Personal Data in the NDPR which are: (a) collection and procession of Personal Data in line with the specific, legitimate and lawful purpose consented to by the Data Subject; (b) adequacy, accuracy and non-prejudice of Personal Data; (c) storage during a reasonable period of need; and (d) security against all foreseeable hazards and breaches including but not limited to cyber-attack, manipulations and damage by exposure to natural elements.

The consent of the Data Subject must be obtained by the Data Controller before processing the Personal Data of the Data Subject. In obtaining consent, the specific purpose of collection must be made known to the Data Subject. The Data Controller has an obligation to ensure that consent is not obtained by fraud, coercion or undue influence. Consent should also not be sought, given or accepted in any circumstance that will engender the direct or indirect propagation of criminal acts or antisocial conduct.

Legal Proceedings

In November 2017, the Nigeria Economic and Financial Crimes Commission (“EEFC”) brought a criminal charge (Case No. 6491C/2017) in the High Court of Lagos State, Nigeria, against Mr. Mmobuosi in connection with Tingo Mobile’s issuance of checks, amounting to approximately $72,000 in the aggregate, to three of Tingo Mobile’s suppliers. Payment on the checks was stopped due to a dispute with the suppliers over the delivery of services underlying the payments. These suppliers filed a petition with the EEFC who, in turn, filed the charge described above against Mr. Mmobuosi in his individual capacity as signatory for Tingo Mobile, as remitter of the checks.

The payment dispute between the suppliers, on the one hand, and Tingo Mobile, on the other hand, should have been resolved in a civil proceeding, particularly given that Tingo Mobile did have sufficient funds in its accounts to honor the checks, which would have been a prerequisite to defending a successful criminal charge. The suppliers, however, opted instead to file a petition with the EEFC against Tingo Mobile and Mr. Mmobuosi.

During the pendency of the charge, in April 2018, each of the suppliers entered into separate settlement agreements, dropping all charges against Tingo Mobile. Each of the suppliers also sent separate letters to the EEFC, informing the EEFC of their settlements and withdrawal of charges. Following the settlements and explanatory letters, the parties expected that the EEFC would, sua sponte, file a dismissal with the High Court.

As several years passed and the EEFC did not take action on its own to adjudicate or dismiss the charge, on June 28, 2022, counsel to Mr. Mmobuosi filed a Motion in the High Court of Lagos State in the Ikeja Judicial Division to dismiss the charges. The Motion has, thus far, been unopposed by the EEFC and any such opposition is not expected. The matter is expected to be fully discharged later in 2023.

Tingo Mobile is, from time to time, also involved in various de minimus legal proceedings before courts in Nigeria in the ordinary course of its business, and may also be subject to such proceedings in other countries where it operates. None of these proceedings is expected to have a material effect upon Tingo’s financial condition or results of operations.

Tingo Group’s Insurance Business Platform

Tingo Group, through acquisitions from July 1, 2020 through July 2021, holds several insurance businesses, that operate via its VIEs entities and subsidiaries, including one insurance brokerage company, Beijing Fucheng, and two insurance agency companies, All Weather and Guangxi Zhongtong, the Company conducts insurance brokerage and agency businesses in China and operates an online platform for sales of a wide range of insurance products, including, but not limited to, automobile insurance, property and liability insurance, life insurance and health insurance, which products are underwritten by over forty insurance companies in China.

VIE agreements with Guangxi Zhongtong:

On January 1, 2021, as amended on August 6, 2021, Bokefa, our wholly foreign-owned enterprise (“WFOE”), Guangxi Zhongtong, and nominee shareholders of Guangxi Zhongtong entered into six agreements, (together, the “Guangxi Zhongtong VIE Agreements”), described below, pursuant to which Bokefa is deemed to have controlling financial interest and be the primary beneficiary of Guangxi Zhogntong. Therefore, Guangxi Zhongtong is deemed a VIE of Bokefa.

Loan Agreement

Pursuant to this agreement, Bokefa agreed to provide loans to the registered shareholders of Guangxi Zhongtong. The term of the loan shall start from the date when the loan is actually paid, until the date on which the loan is repaid in full. The agreement shall terminate when the shareholders repay the loan. The loan should be used solely for Guangxi Zhongtong’s operating expenses and should be exclusively repaid by transferring shares of Guangxi Zhongtong to Bokefa when PRC Law permits.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all the equity interest of Guangxi Zhongtong to Bokefa in accordance with relevant laws and provisions as provided in the agreement, or upon written notice by Bokefa to shareholders. In consideration of Bokefa’s loan arrangement, the shareholders have agreed to grant Bokefa an exclusive option to purchase their equity interest. Distribution of residual profits, if any, are restricted without the approval of Bokefa. Upon request by Bokefa, Guangxi Zhongtong is obligated to distribute profits to the shareholders of Guangxi Zhongtong, who must remit such profits to Bokefa immediately. Guangxi Zhongtong and its shareholders are required to act in a manner that is in the best interest of Bokefa with regards to Guangxi Zhongtong’s business operation.

Equity Pledge Agreement

The agreement will be terminated upon such date when the other agreements have been terminated. Pursuant to the agreement, the nominee shareholders pledged all their equity interest in Guangxi Zhongtong to Bokefa as security for the obligations in the other agreements. Bokefa has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Bokefa.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. Guangxi Zhongtong and its shareholders agree that the legal person, directors, general manager and other senior officers of Guangxi Zhongtong should be appointed or elected by Bokefa. Guangxi Zhongtong and its shareholders agree that all the financial and operational decisions for Guangxi Zhongtong will be made by Bokefa.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Bokefa agrees to provide exclusive technical consulting and support services to Guangxi Zhongtong and Guangxi Zhongtong agrees to pay service fees to Bokefa.

Entrustment and Power of Attorney Agreement

The shareholders of Guangxi Zhongtong agreed to entrust all the rights to exercise their voting power and any other rights as shareholders of Guangxi Zhongtong to Bokefa. The shareholders of Guangxi Zhongtong have each executed an irrevocable power of attorney to appoint Bokefa as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until deregistration of Guangxi Zhongtong.

On August 23, 2021, Beijing Yibao Technology Co., Ltd (“Beijing Yibao”), Guangxi Zhongtong Insurance Agency Co., Ltd (“Guangxi Zhongtong”), and two shareholders of Guangxi Zhongtong entered into a capital increase agreement pursuant to which Beijing Yibao will invest approximately RMB30 million (USD 4.7 million) into Guangxi Zhongtong. On October 21, 2021, Beijing Yibao transferred the funds separately and the transaction closed. As a result of the transaction, Beijing Yibao now holds a sixty percent (60%) equity interest in Guangxi Zhongtong and is the controlling shareholder. As a condition of the closing, the previous agreements consummated on January 1, 2021 per the GZ Frame Work Loan became null and void, and the loan should be repaid by the shareholders before December 31, 2023.

VIE agreements with Beijing Fucheng:

On December 31, 2020, as amended on August 25, 2021, Bokefa, Beijing Fucheng Lianbao Technology Co., Ltd. (“Beijing Fucheng”), and the shareholders of Beijing Fucheng entered into six agreements, described below, pursuant to which Bokefa is deemed to have a controlling financial interest and be the primary beneficiary of Beijing Fucheng. Therefore, Beijing Fucheng is deemed a VIE of Bokefa. Beijing Fucheng was incorporated on December 29, 2020 and had no assets or liabilities as of December 31, 2020.

Loan Agreement

Pursuant to this agreement, Bokefa agreed to provide loans to the registered shareholders of Beijing Fucheng. The term of the loan under this agreement shall start from the date when the loan is actually paid and shall continue until the shareholders repay all the loan in accordance with this agreement. The agreement shall terminate when the shareholders repay the loan. The loan should be used solely for Beijing Fucheng’s operating expenses, and should be exclusively repaid by transferring shares of Beijing Fucheng to Bokefa when PRC Law permits. As of December 31, 2022 the loans were not drawn.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all of the equity interest of Beijing Fucheng to Bokefa in accordance with relevant laws and provisions as provided in the agreement, or upon written notice by Bokefa to the shareholders. In consideration for Bokefa’s loan arrangement, the shareholders have agreed to grant Bokefa an exclusive option to purchase their equity interest. Distribution of residual profits, if any, is restricted without the approval of Bokefa. Upon request by Bokefa, Beijing Fucheng is obligated to distribute profits to the shareholders of Beijing Fucheng, who must remit those profits to Bokefa immediately. Beijing Fucheng and its shareholders are required to act in a manner that is in the best interest of Bokefa with regards to Beijing Fucheng’s business operations.

Equity Pledge Agreement

The agreement will be terminated at the date when the other agreements have been terminated. Pursuant to the agreement, the shareholders pledged all their equity interest in Beijing Fucheng to Bokefa as security for their obligations under the agreements. Bokefa has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Bokefa.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. Beijing Fucheng and its shareholders agree that the legal person, directors, general manager and other senior officers of Beijing Fucheng should be appointed or elected by Bokefa. Beijing Fucheng and its shareholders agree that all financial and operational decisions of Beijing Fucheng will be made by Bokefa.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Bokefa agrees to provide exclusive technical consulting and support services to Beijing Fucheng and Beijing Fucheng agrees to pay service fees to Bokefa.

Entrustment and Power of Attorney Agreement

The shareholders of Beijing Fucheng agreed to entrust all the rights to exercise their voting power and any other rights as shareholders of Beijing Fucheng to Bokefa. The shareholders of Beijing Fucheng have each executed an irrevocable power of attorney to appoint Bokefa as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until deregistration of Beijing Fucheng.

VIE agreements with All Weather:

On July 1, 2021, Bokefa, All Weather, and nominee shareholders of All Weather entered into six agreements, described below, pursuant to which Bokefa is deemed to have a controlling financial interest and be the primary beneficiary of All Weather. All Weather is deemed a VIE of Bokefa.

Loan Agreement

Pursuant to this agreement, Bokefa agreed to provide loans to the shareholders of All Weather. The term of the loan shall start from the date when the loan is actually paid until the date on which the loan is repaid in full. The agreement shall terminate when the shareholders repay the loan. The loan should be used solely by All Weather for operating expenses, and should be exclusively repaid by transferring shares of All Weather to Bokefa when PRC Law permits.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all of the equity interest of All Weather to Bokefa in accordance with relevant laws and provisions in the agreement, or upon written notice by Bokefa to the shareholders. In consideration for Bokefa’s loan arrangement, the shareholders have agreed to grant Bokefa an exclusive option to purchase their equity interest. Distribution of residual profits, if any, is restricted without the approval of Bokefa. Upon request by Bokefa, All Weather is obligated to distribute profits to the shareholders of All Weather, who must remit the profits to Bokefa immediately. All Weather and its shareholders are required to act in a manner that is in the best interest of Bokefa with regard to All Weather’s business operations.

Equity Pledge Agreement

The agreement will be terminated at the date when the other agreements have been terminated. Pursuant to the agreement, the nominee shareholders pledged all their equity interest in All Weather to Bokefa as security for their obligations pursuant to the other agreements. Bokefa has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Bokefa.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. All Weather and its shareholders agree that the legal person, directors, general manager and other senior officers of All Weather should be appointed or elected by Bokefa. All Weather and its shareholders agree that all the financial and operational decisions of All Weather will be made by Bokefa.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Bokefa agrees to provide exclusive technical consulting and support services to All Weather and All Weather agrees to pay service fees to Bokefa.

Entrustment and Power of Attorney Agreement

The shareholders of All Weather agreed to entrust all their rights to exercise their voting power and any other rights as shareholders of All Weather to Bokefa. The shareholders of All Weather have each executed an irrevocable power of attorney to appoint Bokefa as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until the deregistration of All Weather.

VIE agreements with Tianjin Dibao:

On April 2, 2022, Shanghai Zheng Zhong Energy Technologies Co., Ltd., Tianjin Dibao, and nominee shareholder of Tianjin Dibao entered into six agreements, described below, pursuant to which Zheng Zhong Energy is deemed to have a controlling financial interest and be the primary beneficiary of Tianjin Dibao. Tianjin Dibao is deemed a VIE of Zheng Zhong Energy.

Loan Agreement

Pursuant to this agreement, Zheng Zhong Energy agreed to provide loans to the shareholder of Tianjin Dibao. The term of the loan shall start from the date when the loan is actually paid. The agreement shall terminate when the shareholder repay the loan. The loan should be used solely to purchase Tianjin Dibao‘s 76% equity, and should be exclusively repaid by transferring shares of Tianjin Dibao to Zheng Zhong Energy when PRC Law permits.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all of the equity interest of Tianjin Dibao to Zheng Zhong Energy in accordance with relevant laws and provisions in the agreement, or upon written notice by Zhengzhong Energy to the shareholder. In consideration for Zheng Zhong Energy’s loan arrangement, the shareholder have agreed to grant Zheng Zhong Energy an exclusive option to purchase their equity interest. Distribution of residual profits, if any, is restricted without the approval of Zheng Zhong Energy. Upon request by Zheng Zhong Energy, Tianjin Dibao is obligated to distribute profits to the shareholder of Tianjin Dibao, who must remit the profits to Zheng Zhong Energy immediately. Tianjin Dibao and its shareholder are required to act in a manner that is in the best interest of Zheng Zhong Energy with regard to Tianjin Dibao’s business operations.

Equity Pledge Agreement

The agreement will be terminated at the date when the other agreements have been terminated. Pursuant to the agreement, the nominee shareholder pledged all of their equity interest in Tianjin Dibao to Zheng Zhong Energy as security for their obligations pursuant to the other agreements. Zheng Zhong Energy has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Zheng Zhong Energy.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. Tianjin Dibao and its shareholders agree that the legal person, directors, general manager and other senior officers of Tianjin Dibao should be appointed or elected by Zhengzhong Energy. Tianjin Dibao and its shareholder agree that all the financial and operational decisions of Tianjin Dibao will be made by Zheng Zhong Energy.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Zhengzhong Energy agrees to provide exclusive technical consulting and support services to Tianjin Dibao and Tianjin Dibao agrees to pay service fees to Zheng Zhong Energy.

Entrustment and Power of Attorney Agreement

The shareholder of Tianjin Dibao agreed to entrust all their rights to exercise their voting power and any other rights as shareholder of Tianjin Dibao to Zheng Zhong Energy. The shareholder of Tianjin Dibao have each executed an irrevocable power of attorney to appoint Zheng Zhong Energy as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until the deregistration of Tianjin Dibao.

Market Opportunity

China’s insurance brokerage market has experienced rapid growth due to increased demand for insurance products in the past few years. According to iResearch report, the total insurance premium in China is expected to grow at a CAGR of 12.9% from 2019 to 2024. China is the second biggest insurance market in the world. 497 insurance broker companies, which sell insurance policies underwritten by insurance companies and design and develop insurance products themselves according to customer needs, and 1764 insurance agent companies, which are only licensed to only sell insurance policies underwritten by insurance, sold insurance products with an aggregate premium amount of 3.98 trillion RMB (approximately $0.62 trillion) in the year of 2020.

Although the size of China’s insurance market in terms of insurance premium was the second largest in the world according to the iResearch report, insurance penetration (defined as insurance premium over GDP) and insurance density (defined as insurance premium per capita) in China were still substantially lower than those in developed countries, indicating significant growth potentials. According to the 14th Five Year Plan formulated by the Chinese government, China’s insurance penetration and density are expected to reach 6.8% and RMB6,596 (approximately US$971), respectively, by 2025.

Driven by the significant medical protection gap and rising awareness for protection, the Chinese insurance market is expected to reach RMB7.8 trillion by 2024, representing a CAGR of 12.9% from 2019. Thanks to regulatory tailwinds, growth in household disposable income and increasing awareness for health protection, Chinese insurance market is expected to continue to maintain the strong growth momentum in the long term.

Local insurance companies in China only offer a limited range of insurance products, which cannot meet the needs of a 1.4 billion Chinese population, as compared to the product offerings by U.S. or European insurers in those countries with a smaller population.

Through its regulatory actions, the Chinese government encourages participation of foreign investors in insurance companies and related businesses. Under the PRC law, foreign investors are permitted to have up to 100% ownership in insurance companies. Furthermore, foreign joint venture companies may transact insurance business online and offline.

Products and Services

The Company started to set up its insurance business team in China in November 2020. The Company entered into VIE Agreements with one insurance brokerage company, Beijing Fucheng, and two insurance agency companies, All Weather and Tianjin Dibao, to conduct its insurance brokerage and agency businesses. As of the date of this proxy statement, Tingo Group has approximately 130 insurance business branches in China and a business operation team with approximately 324 employees. In addition, Tingo Group has established collaboration relationships with leading insurance companies in China, such as The People’s Insurance Company of China Limited, Ping An Insurance, Pacific Insurance, Sunshine Insurance and Dadi Insurance. For the year ended December 31, 2022, the Insurance Companies generated income from sales of insurance products through insurance agents, which is the traditional sales model, aka “B (business) to A (agent)” model, and recognized $57.3 million of revenues in this verticals and technology segment.

Tingo Group sells insurance products, mainly consisting of automobile insurance, property and liability insurance products, life insurance products and health insurance products, as insurance brokers agencies for insurance companies in China.

Automobile Insurance Products

Tingo Group’s primary insurance products are automobile insurance. The standard automobile insurance policies Tingo Group sells typically have a term of one year and cover damage caused to the insured vehicle from collision and other traffic accidents, falling or flying objects, fire, explosion and natural disasters. Tingo Group also sell standard third-party liability insurance policies, which cover bodily injury and property damage caused in an accident involving an insured vehicle to a person not in the insured vehicle.

Property and Liability Insurance Products

Tingo Group also offers commercial property insurance and liability insurance products. The commercial property insurance policies MIC sells typically cover damages to the insured property caused by fire, explosion, thunder and lightning. Comprehensive commercial property insurance policies generally cover damage, to the insured property caused by fire, explosion and certain natural disasters.

The liability insurance products Tingo Group sells are primarily product liability and employer’s liability insurance products. These products generally cover losses to third parties due to the misconduct or negligence of the insured party but exclude losses due to fraud or the wilful misconduct of the insured party.

Life Insurance Products

The life insurance products Tingo Group offers can be broadly classified into three categories, as set forth below. Due to constant product innovation by insurance companies, some of the insurance products Tingo Group offers combine features of one or more of the following categories:

•        Individual Whole Life Insurance.    The individual whole life insurance products Tingo Group sells provide insurance for the insured’s entire life in exchange for the periodic payment of fixed premiums over a pre-determined period. The face amount of the policy or, for some policies, the face amount plus accumulated interests, is paid upon the death of the insured.

•        Individual Term Life Insurance.    The individual term life insurance products Tingo Group sells provide insurance for the insured for a specified time period or until the attainment of a certain age, in return for the periodic payment of fixed premiums over a pre-determined period. Term life insurance policies generally expire without value if the insured survives the coverage period.

•        Group Life Insurance.    Tingo Group sells several group life insurance products, including group health insurance. These group products generally have a policy period of one year and require a single premium payment.

Health Insurance Products

The health insurance products Tingo Group sells generally have a policy period of one year and require a single premium payment. These products generally cover medical expenses that arise due to an illness or casualty. The products Tingo Group offers primarily include hospitalization subsidy insurance, group health insurance, group travel casualty insurance and group insurance for senior citizens.

Other Innovative Insurance Products

Tingo Group has also worked together with a number of insurance companies to develop proprietary insurance products, such as student safety insurance, migrant ‘workers’ wage guarantee insurance, golf sports insurance and loan credit guarantee insurance.

Services

In order to enhance customer satisfaction, Tingo Group also provides customers with insurance plan proposal and claim service. Based on risk characteristics of the customer, Tingo Group conducts an in-depth analysis of the risks a customer may encounter, and then uses the analysis as the basis to develop a customized risk management and transfer plan for the customer.

Additionally, as competition among insurance companies in China intensifies, some insurance companies have started to outsource their claim settlement functions to insurance claims adjusting companies. Tingo Group has been providing its customers with insurance adjustment service.

Insurance Platform

Since the beginning of 2021, Tingo Group has started to develop and build an online platform to help insurance brokers with client management and insurance policy sales. This platform supports insurance core data storage, policy management, insurance policy issuance, insurance agent management and service management, and auto insurance after-market (repair and maintenance for members) service management. This platform can be accessed as a mobile application from smart phones and as a built-in program on WeChat. Revenues streams for the insurance platform come from commissions earned on insurance sales, as well as from finance fees, insurer marketing fees and receiving monetization of Tingo Group’s big data technology.

Customers

Through the VIE entities and its subsidiaries, Tingo Group sells insurance products and provides insurance proposal and claim services to both individual and institutional customers, including but not limited to automobile owners, small, medium and large companies, employers, employees, students and their parents, migrant workers, golf players and so on. By providing quality insurance products and premium services to customers, Tingo Group strives to build a loyal customer base.

Licenses

The VIE entities and Tingo Group’s subsidiaries have obtained necessary approvals and licenses from the relevant PRC regulatory entities to operate insurance brokerage and agency business in China. Tingo Group is the only company in China that has National Insurance Brokerage License, the National and Regional Insurance Agency License and the Insurance Adjuster License. The National Insurance Brokerage License enables us not only to sell policies to customers across the most developed China both online and offline, but also to design and develop insurance products and policies by ourselves as broker, which products and policies are underwritten by insurance companies, to better meet customers’ needs. The Insurance Agency License allows us to process the business all over China and locally at designated provinces by connecting to numerous insurance companies and sell a variety of existing insurance products and policies. Insurance Adjuster License allows us to inspect property damage or personal injury claims and collect information from all parties involved and assess the amount of insurance claims. Lastly but not least, Tingo Group is also licensed to operate insurance brokerage and agency business through internet, which enable us to promote Tingo Group’s products and service online to establish a cost-efficient, scalable and sustainable customer acquisition model.

Currently, Beijing Fucheng owned thought VIE’s structure has valid National Insurance Brokerage License, and All Weather owned through VIE’s structure and Guangxi Zhongtong hold valid National and Regional Insurance Agency Licenses and Insurance Adjuster License. The relevant entities have also obtained the ICP licenses to conduct insurance transactions online, which allows customer to evaluate and purchase insurance products and/or receive customer services online.

Competitive Strengths

Tingo Group believes the following strengths contribute to its success and differentiate Tingo Group from its competitors:

•        Strong and Proven Execution Capabilities.    The Insurance Business Platform have 324 employees. Of these employees, 96 were employed in marketing positions, 69 were employed in Customer Services & Risk positions and the remainder were employed in finance, research and development, management and administrative positions. Most of them have over 10 years of experience in insurance industry. These employees are located in our 115 insurance business branches in China. Our management team have a long track record of operating through large retail stores in China. We could take this advantage to explore potential insurance sales channels.

•        Unique and Comprehensive Insurance Licenses.    Tingo Group is the only company in China that has National Insurance Brokerage License, the National and Regional Insurance Agency License and the Insurance Adjuster License. Insurance agencies are entities that have obtained an insurance agency license from the regulator and engage in the sale of insurance products for, and within the authorization of, insurance companies. Insurance brokers are entities that have obtained an insurance broker license from the regulator and generally act on behalf the insurance applicants in seeking insurance coverage from insurance companies. Some insurance brokers also engage in reinsurance brokering and act on behalf of insurance companies in their dealings with reinsurance companies. Insurance adjuster firms are entities that have been approved by the regulator to engage in insurance adjusting activities such as the assessment, survey, authentication and loss estimation. With the licenses Tingo Group is able to process the business throughout most of developed China, as well as rural areas across China, develop and provide comprehensive products and services by connecting to numerous insurance companies. With the broad business scope in which the licenses allow Tingo Group to operate, Tingo Group is able to serve 384 million car drivers on car insurance and repairing services, 280 million students in school and colleges and their parents on safe insurance and health insurance and 500 million farmers in rural areas on health insurance and life insurance.

•        Business Relationships.    Tingo Group has established collaboration relationships with a number of other companies, including oil and gas sector, financial services sector, large internet portals and other insurance companies in the PRC, to promote our insurance products and after-market and after-sales services offerings to their customers.

•        National Network.    Tingo Group has built up a nationwide service network including over 130 insurance business branches and 30 provinces in China. Any insurance agent, no matter where he or she lives, can register at our local branch and be qualified as an insurance agent. These branches have signed business cooperation agreements with hundreds of local insurance companies to sell their developed insurance products in the region and provide insurance after-sales services for policyholders.

•        Brand Awareness.    Tingo Group has established itself as a trusted brand through Tingo Group’s VIE entities and subsidiaries. Tingo Group is able to provide standard services with the prestigious brand across China.

Business Challenges

Tingo Group is, and expects for the foreseeable future to be, subject to all the risks and uncertainties, inherent to a development-stage business and in a developing industry in China. These risks and challenges are, among other things:

•        Tingo Group operates in an industry that is heavily regulated by relevant governmental agencies in China;

•        Tingo Group relies on contractual arrangements with VIE entities and Tingo Group’s subsidiaries, including Tianjin Dibao Technology Development Co. Ltd, Beijing Fucheng and All Weather, and their respective shareholders for Tingo Group’s operations in China, which arrangement may not be as effective in providing operational control as direct ownership;

•        Tingo Group’s management may lack expertise, human and capital resources to implement important strategic initiatives in all branches across China;

•        Tingo Group may require additional capital to develop and expand Tingo Group’s operations which may not be available to us when Tingo Group requires;

•        Tingo Group marketing and growth strategy may not be successful;

•        Tingo Group’s business may be subject to significant fluctuations in operating results; and

•        Tingo Group may not be able to attract, retain and motivate qualified professionals.

Business Strategy

Tingo Group’s business strategy is to:

•        Upgrade the online insurance plan to attract more insurance agent users for insurance sales through Tingo Group’s platform.    Tingo Group plans to devote significant efforts to upgrading online platform to attract individual and institutional insurance agents to register on the Tingo Group’s platform and share commissions. Tingo Group’s platform will provide the application programming interface to insurance agents and allow them to register as Tingo Group’s insurance agents, sell insurance policies under Tingo Group’s licenses with Tingo Group’s platform. It will also enable the agents to have access to a vast selection of insurance products and receive higher commission on Tingo Group’s platform through competitive pricing. The platform will also provide registered insurance agents (individuals or stores) with one-stop services, such as online insurance business training, business development, product promotion, policy issuing, claims settlement and after-sales service.

•        Increase automobile insurance product offering.    Tingo Group plans to build comprehensive online automobile insurance after-market service features on its insurance platform to (i) connect automobile insurance customers with thousands of auto repair shops and auto wash stores nationwide and (ii) provide customers auto membership services, including online gas card recharge, online shopping, insurance claim settlements, roadside assistance, car wash appointment and maintenance and promotion coupons, insurance loyalty points and other related supporting services for insurance members. Through this platform, Tingo Group will provide competitive insurance products and build a one-stop customer service system, including mobile billing function, online payment, inspection, loss assessment, online claim settlement and car purchase loans.

•        Enhance business partner network and expand distribution network.    Tingo Group is currently negotiating collaboration agreements with large organizations in postal industry and gas stations industry, lottery stores, tobacco stores, car wash and maintenance chain stores all of which have big traffic of customers. Tingo Group aims to transform the salesperson from the retail stores into users of Tingo Group’s insurance platform and sell the insurance products online via the platform. Through the implementation of the B (business) to A (agent) to C (customer) and both online and offline promotion service model, Tingo Group will lay out the sales scenarios of auto insurance and non-auto insurance products to reach insurance customers offline and provide customers with insurance product sales and after-sales claim services online. Tingo Group also plans to expand its distribution network through opening more local branches in a number of selective major cities throughout China.

•        Recruit talents and build a stronger sales force.    Tingo Group, through its VIE entities and our subsidiaries, has recruited a team of accomplished insurance industry and technology specialists, including senior executives from several of China’s largest listed and unlisted insurance companies, as well as from a number of China’s leading technology companies. Tingo Group continues to recruit talents to join its professional team and sales force.

•        Build a comprehensive and loyal customer base.    In light of Tingo Group’s expanded business and prospect, the increased recognition of Tingo Group’s brand, and the latest market development, TING GROUP has aim to focus on serving 384 million car drivers on car insurance and repairing services, 280 million students in school and colleges and their parents on safe insurance and health insurance and 500 million farmers in rural area on health insurance and life insurance.

Stock Trading and Wealth Management Platform: Magpie Invest

Tingo Group launched Magpie Invest, a global stock trading app, on September 15, 2021, through its wholly owned subsidiary, Magpie Securities Limited (“Magpie”).

Magpie Invest is a proprietary technology investment trading platform. The Magpie Invest technology allows the platform to currently connect to seven major stock exchanges with the ability to connect to other major exchanges as the business need arises.

BI Intermediate (Hong Kong) Limited obtained an approval from the HKSFC on February 22, 2021 and successfully acquired Huapei Global Securities, Ltd. (“Huapei”), a licensed corporation in Hong Kong that is allowed to carry on Type 1 (dealing in securities), Type 2 (dealing in futures contracts), Type 4 (advising on securities) and Type 9 (assent management) regulated activities in Hong Kong, on February 26, 2021. Huapei subsequently changed its name to Magpie Securities Limited on May 27, 2021.

Magpie is a participant of the SEHK (Hong Kong Stock Exchange) & HKSCC (Hong Kong Securities Clearing Company) and the China Connect program, which allows for mutual market access between the Hong Kong Stock Exchange and the mainland Chinese stock exchanges. Magpie is also the member of London Stock Exchange.

Magpie has recently expanded into Singapore through its application for a Capital Markets Services License (“CMS License”) from the Monetary Authority of Singapore (“MAS”), which was approved in full on September 20, 2022. Magpie’s Singapore operations and trading are scheduled to commence by early second quarter of 2023. The CMS License allows Magpie to offer new products, including leveraged foreign exchange and contracts for difference (“CFDs”) on stocks, index futures and commodities.

Magpie currently employs more than 25 full-time employees and 10 contract staff and aims to expand into additional jurisdictions and geographical markets, both within Asia and other regions.

In response to significant changes in retail client behaviors in the trading of global equity markets, and driven by the rise in global interest rates and the end of COVID-19 restrictions in early 2022, Magpie pivoted its business strategy to a “B2B” Brokage-as-a-Service model. Magpie is currently progressing this strategy with major banks and financial services companies in various jurisdictions. However, the continued uncertainty in the global markets has posed challenges to Magpie’s pursuit of this strategy and the execution of contracts with such banks and financial services companies.

The Platform for Securities Trading

Magpie believes it offers a unique user experience built upon a scalable and secure platform. The platform is currently designed to serve the emerging affluent Chinese and Southeast Asian population and diaspora, and targets generation Z and the millennial markets. Magpie is pursuing an opportunity to facilitate a shift in the wealth management industry and build a digital gateway into broader financial services. The platform is designed to provide a user experience that integrates clear and relevant market and company data, and easy to use trade execution.

Magpie aims to continue to enhance its proprietary technology and build a comprehensive, user-oriented and cloud-based platform that is fully licensed to conduct securities brokerage business on a global basis by expanding its license portfolio. Magpie Invest serves as one of the foundations from which the Company can execute its growth strategy of building a broader financial services platform.

Magpie provides investing services through a proprietary digital platform, which is accessible through any mobile device operating on iOS and Android, and more recently on other electronic devices via its web-based platform which was launched during the third quarter of 2022. The Magpie Invest platform and applications currently offer market data, news, research, analytical tools and provides customers with a data foundation to help simplify the investing decision-making process.

Market Opportunity

According to an iResearch Report published on January 15, 2020, the market size of the online brokerage industry focusing on global Chinese investors in terms of U.S. and Hong Kong stock trading volume experienced rapid growth over the preceding three years. This presents an attractive market opportunity for online brokerage service providers focused on the global Chinese investor market. Magpie believes that the technology, functionality and user experience of the Magpie Invest platform also creates the opportunity for it to target a larger investor market (not only the Chinese investor market) in other major territories throughout the world.

Revenues are currently generated primarily from stock trading commission income. Magpie also has the opportunity to generate income from other revenue streams such as interest from financing and foreign exchange. Magpie plans to add derivatives, leveraged foreign exchange, and CFDs on global indexes and commodities to the platform in 2023, following the approval of its CMS License from MAS in September 2022.

With the popularization of mobile technology and growing acceptance of online trading, the Company believes that the online securities market is subject to the following trends:

•        traditional brokers are shifting online while purely offline brokers are increasingly at a disadvantage or, in some cases, exiting the market altogether;

•        Internet giants continue to invest in online brokerage services, demonstrating the industry’s recognition of online brokerage services as an important component of a financial services business and potentially a gateway to broader opportunities;

•        technological barriers to entry remain high particularly relating to building a secure infrastructure that can transcend geographies and asset classes;

•        operational barriers to entry remain high particularly relating to regulatory and capital requirements;

•        user experience remains a key competitive strength as digitally born investors become a larger component of the addressable market; and

•        revenue models are evolving as competition intensifies, with ancillary and other value-added services underlying platform differentiation.

Challenges

Magpie’s ability to execute its business plan is subject to risks and uncertainties, including those relating to Magpie’s ability to:

•        manage the continued rollout of Magpie’s trading platforms and Magpie’s future growth;

•        navigate a complex and evolving regulatory environment;

•        offer personalized and competitive services;

•        increase the utilization of Magpie’s services by users and clients;

•        maintain and enhance the Company’s relationships with its business partners;;

•        enhance Magpie’s technology infrastructure to support the growth of Magpie’s business and maintain the security of Magpie’s systems and the confidentiality of the information provided and utilized across Magpie’s systems;

•        improve Magpie’s operational efficiency;

•        attract, retain and motivate talented employees to support Magpie’s business growth;

•        navigate economic and market conditions and fluctuation;

•        defend ourselves against legal and regulatory actions which could subject us to liability or damage our reputation, including, without limitation, actions involving intellectual property or privacy claims;

•        obtain any and all licenses necessary for the operation and growth of Magpie’s business, and to maintain the validity of such licenses as applicable to the operation and growth of Magpie’s business.

Strategy

Magpie intends to provide a high-quality and comprehensive investing experience by focusing on delivering convenience and stability to its own customers as well as to the customers of its white-label partners.

Magpie has designed every step of Magpie’s platform’s experience, from sourcing and researching ideas to trade execution, with a goal to create a simple and convenient experience. Magpie identifies certain hurdles that investors, particularly retail investors, face along their investing journey, and Magpie strives to mitigate inconvenience and information asymmetry through Magpie’s platform with the use of data and technology.

Magpie recognizes that investing is a meaningful component of Magpie’s customers’ broader wealth management. With this in mind, Magpie’s platform features the following:

•        an automated multi-level protection mechanism to ensure the services and functions delivers to users and clients are secure;

•        strict security policies and measures, including encryption technology and a two-factor authentication function, to protect proprietary data such as customers’ personal information and trading data;

•        cloud technology allows Magpie to process large amounts of data in-house, which should reduce the risks involved in data storage and transmission;

•        backed up data across different servers at different locations; and

•        electronic processing and execution of all orders and transactions, which is designed to minimize the risks associated with human error while maintaining the stability of the platform.

Magpie provides customers with a comprehensive set of services throughout their investing experience. Core services include trade execution and margin financing. The trade execution process is entirely online and automated. Orders are delivered directly to respective exchanges.

As a result of the operational efficiencies afforded by Magpie’s technology, Magpie can offer very competitive brokerage commission rates for online trading as compared to many of the more traditional competitors. Magpie’s revenues from securities brokerage services includes brokerage commissions and platform service fees from customers, which are recognized on a trade-date basis when the relevant transactions are executed.

Margin Financing

Magpie offers margin financing to customers who trade securities listed on the Hong Kong Stock Exchange, the major stock exchanges in the U.S., the United Kingdom and Europe in a manner compliant with the guidelines and requirements of the HKSFC . This feature essentially allows customers to borrow against their own stock and cash holdings in order to buy additional securities on margin. All financing extended to its customers is secured by shares which has sufficient liquidity and low volatility as assessed by Magpie. The shares are automatically pledged in cross-market account assets so that the value in a customers’ multiple market trading account, which may include cash in different currencies and acceptable securities listed on the aforementioned markets, will be aggregated when calculating the value of the customers’ collateral. Magpie believes this will provide efficiencies as it will eliminate the costs and procedures involved in cross-market currency translation or exchange.

Magpie’s customers are eligible for margin financing services when they hold securities that are acceptable as pledges to us in their accounts. Magpie maintains a list of acceptable marginable securities on Magpie’s website (www.magpiesecurities.com). The credit line for each eligible customer is determined based on the securities across all of their trading accounts. The margin financing services for eligible margin financing customers are activated automatically when the funds in their accounts are not sufficient to purchase the desired securities and there is still sufficient balance in their credit lines.

Magpie has a list of securities acceptable as collateral to us and their respective margin ratios that is regularly updated and shared with customers. Magpie’s risk management team’s role is to determine the margin ratio for each of the acceptable securities based on the trading frequency, historical price fluctuations and general market volatility. Magpie will also reference the financing terms of major financial institutions in establishing margin ratios and intend for margin requirements to be equal or lower than the financial institutions. Magpie’s margin ratios are monitored in real-time and the risk management team review and adjust the margin ratios for each acceptable security on a quarterly basis and more frequently in the case of a significant and rapid price decline.

Impact of COVID-19 and Tingo Group’s Resources and Opportunities

The ongoing COVID-19 pandemic disrupted business operations of many companies in Hong Kong, China and elsewhere. Magpie has taken a series of measures in response to the outbreak to protect Magpie’s staff, including, among others, combined office and remote working arrangements for employees Magpie’s operations, including services to clients and internal control over financial reporting, have not been materially affected by these measures as timely implemented business continuity plan without any meaningful resource constraints.

Further, in view of the increased market volatility witnessed in the global capital markets and increased COVID-19 restrictions in Hong Kong, although people are spending more time at home, it has not led to an increased in new account sign-ups, or increasing trading velocity and higher net asset inflow.

PRC Regulations Relating to Insurance Agencies, Insurance Brokers and Other Intermediaries

The insurance industry is heavily regulated in the PRC. The applicable laws and regulations governing insurance activities undertaken within the territories of the PRC consist principally of the PRC Insurance Law and rules and regulations promulgated under that law. China Banking and Insurance Regulatory Commission, or the CBIRC, is the authority authorized by the PRC State Council to regulate and supervise the insurance industry in the PRC.

The PRC Insurance Law, which provided the initial framework for regulating the PRC insurance industry, was enacted in 1995, and significantly amended on January 1, 2003, October 1, 2009, August 31, 2014 and April 24, 2015. Among other things, the major provisions of the PRC Insurance Law include: (1) licensing of insurance companies and insurance intermediaries, such as agents and brokers; (2) separation of property and casualty business and life insurance business; (3) regulation of market conduct by participants; (4) substantive regulation of insurance products; (5) regulation of the financial condition and performance of insurance companies; and (6) supervisory and enforcement powers of the CBIRC.

Regulations of Insurance Agencies

According to the Provisions on the Regulation of Insurance Agents, or the PRIA, which was promulgated by the China Banking and Insurance Regulatory Commission (CBIRC) on November 12, 2020 and was effective on January 1, 2021, the establishment of an insurance agency is subject to minimum registered capital requirement and other requirements and to the approval of the CBIRC. The term “insurance agency” refers to an institution or individual, including professional insurance agency, concurrent-business insurance agency and individual insurance agent, who, under the entrustment by an insurance company, collects corresponding commission therefrom, and, within the scope of authorization thereby, handles insurance business on behalf of the insurance company. A professional insurance agency company may take any of the following forms: (i) a limited liability company; or (ii) a joint stock limited company. The minimum registered capital of a professional insurance agency company whose business area is not limited to the province, autonomous region, municipality directly under the central government or city specifically designated in the state plan where its place of registration is located shall be RMB50 million. The minimum registered capital of a professional insurance agency company whose business area is the province, autonomous region, municipality directly under the central government or city specifically designated in the state plan where its place of registration is located shall be RMB20 million. The registered capital of a professional insurance agency company must be paid-in monetary capital. A professional insurance agency may engage in all or part of the following businesses:

•        sales of insurance products as an agency;

•        collection of insurance premiums as an agency;

•        loss investigation and claims settlement of insurance-related services as an agency; and

•        other relevant businesses as prescribed by the insurance regulator under the State Council.

The name of a professional insurance agency company must contain the words “insurance agency”. A professional insurance agency falling under any of the following circumstances shall, within five days from the date on which such circumstance arise, report the same via the regulatory information system prescribed by the insurance regulator under the State Council, and make public disclosure thereof as required: (i) change of name, domicile or business premises; (ii) change of any shareholder, registered capital or form of organization; (iii) change of the name of any shareholder or the amount of capital contribution; (iv) changing the company’s articles of association; (v) making equity investment, establishing any overseas insurance institution or non-business institution; (vi) undergoing division, merger or dissolution, or any of its branches terminating insurance agency business activities; (vii) change of the main principal of any branch other than a provincial-level branch office; (viii) being subjected to administrative punishment or a criminal penalty, or under investigation for being suspected of committing any illegal or criminal offense; or (ix) any other matter to be reported as prescribed by the insurance regulator under the State Council. The senior managers of an insurance agency or its branches must meet specific qualification requirements and each senior manager of a professional insurance agency shall obtain the post-holding qualification approved by the competent insurance regulator prior to holding the post.

Under the PRIA, a professional insurance agency or a concurrent-business insurance agency collecting insurance premiums by proxy shall open an independent account for the collection of insurance premiums by proxy for settlement. A professional insurance agency or a concurrent-business insurance agency shall open an independent account for the collection of commission. They may not engage in the following activities: engaging in insurance agency business that may exceed the business scope and business area of the relevant principal insurance company; modifying any publicity material provided by the relevant principal insurance company without authorization; damaging the commercial goodwill of any competitor by means of fabricating or disseminating misrepresented facts, etc., or disrupting the order of the insurance market through false advertising, false publicity or other acts of unfair competition; having any insurance agency business dealing with an institution or individual illegally engaging in insurance business or insurance intermediary business; deducting any insurance commission directly from insurance premiums collected by proxy.

Regulations of Insurance Brokerages

The principal regulation governing insurance brokerages is the Provisions on the Supervision and Administration of Insurance Brokers, or the “POSAIB”, promulgated by the China Insurance Regulatory Commission, or the CIRC (the predecessor of the CBIRC) on February 1, 2018 and effective on May 1, 2018. The term of “insurance broker” refers to an entity which, representing the interests of insurance applicants, acts as an intermediary between insurance applicants and insurance companies for entering into insurance contracts, and collects commissions for the provision of such brokering services. To engage in insurance brokerage business within the territory of the PRC, an insurance brokerage shall satisfy the requirements prescribed by the CIRC and obtain an insurance brokerage business permit issued by the CIRC, after obtaining a business license. An insurance brokerage may take any of the following forms: (i) a limited liability company; or (ii) a joint stock limited company. The minimum registered capital of an insurance brokerage company whose business area is not limited to the province in which it is registered is RMB50 million while the minimum registered capital of an insurance brokerage company whose business area is limited to its place of registration is RMB10 million. The name of an insurance broker shall include the words “insurance brokerage.” An insurance brokerage may conduct the following insurance brokering businesses:

•        making insurance proposals, selecting insurance companies and handling the insurance application procedures for the insurance applicants;

•        assisting the insured or the beneficiary to claim compensation;

•        reinsurance brokering business;

•        providing consulting services to clients with respect to disaster and damage prevention, risk assessment and risk management; and

•        other business activities approved by the CIRC.

According to the POSAIB, to operate insurance brokerage business, an insurance brokerage company shall satisfy the following conditions: (i) its shareholders meet the requirements thereof, and make capital contribution with their self-owned, true and lawful funds instead of bank loans or non-self-owned funds in various forms; (ii) its registered capital meets the requirements above and is under the custody in accordance with the relevant provisions of the CIRC; (iii) its business scope recorded in the business license is in compliance with the relevant provisions; (iv) its articles of association are in conformity with the relevant provisions; (v) its company name is in conformity with the relevant provisions; (vi) its senior officers meet the qualification requirements thereof; (vii) it has established a governance structure and internal control system as stipulated by the CIRC, and a scientifically and reasonably feasible business mode; (viii) it has a fixed domicile in line with its scale of business; (ix) it has a business and financial information management system as stipulated by the CIRC; and (x) other conditions provided for in laws and administrative regulations and by the CIRC. In addition, any entities or individuals who are under any of the following circumstances may not be a shareholder of an insurance brokerage company: (i) have been punished or subject to major administrative penalties during the last five years; (ii) are being investigated by the relevant departments for suspected major offenses; (iii) have been identified as a subject of joint sanctions against discreditable conduct by relevant state authorities due to a serious discreditable conduct and shall be sanctioned accordingly in the insurance sector, or has had other bad records of serious discredits within the most recent five years; (iv) cannot invest in any enterprises in accordance with laws and administrative regulations; or (v) other circumstances where the CIRC deems the entity or individual inappropriate to be a shareholder of an insurance brokerage company in accordance with the principle of prudential supervision.

An insurance brokerage shall submit a written report to the CIRC and make public disclosure within five days from the date of occurrence of any of the following matters: (i) change of name, domicile or business premises; (ii) change of shareholders, registered capital or form of organization; (iii) change of names of shareholders or capital contributions; (iv) amendment to the articles of association; (v) equity investment, establishment of offshore insurance related entities or non-operational organizations; (vi) division, merger and dissolution or termination of insurance brokering business activities of its branches; (vii) change of the primary person in charge of its branches other than provincial branches; (viii) being a subject of administrative or criminal penalties, or under investigation for suspected involvement in any violation of law or a crime; and (ix) other reportable events prescribed by the CIRC.

Insurance brokerages are not allowed to sell non-insurance financial products, except for those products approved by relevant financial regulatory institutions and the insurance brokerage shall obtain relevant qualification in order to sell non-insurance related financial products that meets regulatory requirements.

Personnel of an insurance brokerage and its branches who engage in any of the insurance brokering businesses described above must comply with the qualification requirements prescribed by the CIRC. The senior managers of an insurance brokerage must meet specific qualification requirements set forth in the POSAIB.

Regulation of Internet Insurance Businesses

The principal regulation governing the operation of Internet insurance business is the Measures for the Regulation of Internet Insurance Business, or Regulation of Internet Insurance Business, promulgated by the CBIRC on December 7, 2020 and effective on February 1, 2021. Under the Regulation of Internet Insurance Business, the term of “Internet insurance business” refers to insurance operating activities in which insurance institutions conclude insurance contracts and provide insurance services relying on the Internet. Insurance institutions include insurance companies (including mutual insurance organizations and internet insurance companies) and insurance intermediaries; insurance intermediaries include insurance agents (excluding individual insurance agents), insurance brokers and insurance loss adjusters; insurance agents (excluding individual insurance agents) include professional insurance agencies, banks as concurrent-business insurance agencies and internet enterprises that have legally obtained insurance agency business permits; and professional insurance intermediaries include professional insurance agencies, insurance brokers and insurance loss adjusters. Self-operated network platform refers to any network platform being independently operated while enjoying complete data permission, which is legally established by an insurance institution for the purpose of internet insurance business operation. No network platform established by any branch of an insurance institution or any non-insurance institution with a related-party relationship with an insurance institution in terms of equity, personnel, etc., belongs to the category of self-operated network platform. Internet insurance product refers to any insurance product sold by an insurance institution via the Internet.

An insurance institution which conducts internet insurance business along with its self-operated network platform shall meet the following conditions: (i) its service access place is located within the territory of the PRC; if its self-operated network platform is a website or mobile application, it shall legally go through the formalities for filing of internet information services with the relevant administrative department for the internet industry and obtain a filing number; or otherwise, it shall comply with relevant laws and regulations and meet the qualification requirements of the competent department for the relevant industry; (ii) it has an information management system and core business system that can support its internet insurance business operation, which can be effectively isolated from its other unrelated information systems; (iii) it has refined cybersecurity monitoring, information notification, emergency disposal working mechanisms as well as such cybersecurity protection means as refined perimeter protection, intrusion detection, data protection and disaster recovery; (iv) it implements the national classified, conducts classified protection evaluation on a regular basis, and implements security protection measures for the corresponding class; in terms of self-operated network platforms with insurance sales or insurance application function, as well as information management systems and core business systems that support their operation, relevant self-operated network platforms and information systems shall be under security protection of Class III or above; and in terms of self-operated network platforms without insurance sales or insurance application function, as well as information management systems and core business systems that support their operation, relevant self-operated network platforms and information systems shall be under security protection of Class II or above; (v) it has a legal and compliant marketing model, and has established an operation and service system that meets the needs for internet insurance operation and complies with the characteristics of internet insurance users while supporting its business coverage regions; (vi) it has established or defined its internet insurance business management department staffed by appropriate professionals, appointed a senior executive to act as the principal in charge of its internet insurance business, and specified the principal of each self-operated network platform; (vii) it has a sound internet insurance business management system and operating procedures; (viii) as an insurance company, it shall, when conducting internet insurance sales, comply with the relevant provisions of the CBIRC on regulatory evaluation of its solvency as well as protection of consumers’ rights and interests, etc.; (ix) as a professional insurance intermediary, it shall be a national institution with its operating area not limited to the province (autonomous region, municipality directly under the central government, or city specifically designated in the state plan) of the place where the business license of its head office is registered while complying with the relevant provisions of the CBIRC on classified regulation of professional insurance intermediaries; and (x) other conditions prescribed by the CBIRC. The Regulation of Internet Insurance Business also specifies requirements on disclosure of information regarding insurance products sold on the Internet and provides guidelines for the operations of the insurance institutions that engage in Internet insurance business.

Regulations of Foreign Investment in Insurance Intermediaries

Historically, PRC laws and regulations have restricted foreign investment in ownership of insurance intermediary companies. In recent years, some rules and regulations governing the insurance intermediary sector in China have begun to encourage foreign investment. For instance, On March 1, 2015, the MOFCOM and the NDRC jointly promulgated the Catalogue for the Guidance of Foreign Investment Industries (Revision 2015), or the 2015 Guidance Catalog, pursuant to which insurance brokerage are removed from the list of industries subject to foreign investment restriction. On April 27, 2018, the CBIRC further promulgated the Circular on Lifting Limits on the Business Scope of Foreign-invested Insurance Broker, which further lifts the restrictions on the business scope of foreign-invested insurance broker, and provides that foreign-invested insurance broker that has obtained the permit of in insurance brokerage business may conduct the following insurance brokerage business: (1) design insurance policy plans, select insurers and handle insurance formalities for policy holders; (2) assist the insured or beneficiaries with insurance claims; (3) reinsurance brokerage business; (4) provide principals with assessment to prevent from disasters, damage or risks, or risk management consulting services; and (5) other business approved by the CBIRC. For insurance agency business, the CBIRC promulgated the Circular on Permitting Foreign Investors to Engage in Insurance Agency Business in China on June 19, 2018, which provides that: (1) a professional insurance agent invested and established in China by an overseas insurance agent that has carried out the insurance agency business for over three years may apply for carrying out the insurance agency business in China, and the scope of specific allowable business and the market access criteria shall be subject to relevant provisions on professional insurance agents; or (2) a professional insurance agent established and invested in China by a China-based foreign-invested insurance company which has commenced its business for over three years may apply for carrying out the insurance agency business in China, and the scope of specific allowable business and the market access criteria shall be subject to relevant provisions on professional insurance agents. In addition, the CBIRC further promulgated the Circular on Clarifying the Measures Relating to the Liberalization of the Insurance Intermediary Market on December 3, 2021, which provides that an insurance brokerage company funded and established in China by an overseas insurance brokerage company, which has the actual business experience and qualifies under the relevant regulations of the CBIRC, is allowed to operate the insurance brokerage business; in the Circular on Issuing the Content relating to the Insurance Sector in the Legal Documentation of China’s Accession to the WTO (Bao Jian Ban Fa 2002 No. 14), the related requirements that the foreign investor to establish a foreign-funded insurance brokerage company in China should have a history of business operations of more than 30 years in any WTO member states, have maintained a representative office in China for a period of at least two consecutive years, and have a total asset of not less than US$200 million in the year immediately prior to the application, shall not longer be applicable.

Regulations Related to Telecommunications Service and Online Trading

The Measures on Telecommunications Business Operating Licenses (2017 Revision), or the Telecom License Measures, which was promulgated by the Ministry of Industry and Information Technology on March 1, 2009 and last amended on July 3, 2017, requires that any approved telecommunications services provider shall conduct its business in accordance with the specifications in its license for value-added telecommunications services, or VATS License. The Administrative Measures on Internet Information Services (2011 Revision), which was promulgated on September 25, 2000 and amended on January 8, 2011 by the State Council, requires that commercial Internet information services providers, which mean providers of information or services to Internet users with charge, shall obtain a VATS License with the business scope of Internet information services, namely the Internet Content Provider License or the ICP License, from competent government authorities before providing any commercial Internet content services within the PRC. However, according to the 2019 Negative List/ the 2020 Negative List, the value-added telecommunications services carried on in PRC falls in the restricted category, and foreign investors cannot hold over 50% of equity interests in entities providing such services.

The Guiding Opinions of the Ministry of Commerce on Online Transactions (Provisional), which was promulgated and implemented on March 6, 2007, aims to regulate online transactions, assist and encourage participants to carry out online transactions, alert and prevent transaction risks, and provide guiding requirements on the basic principles for online transactions, the entering into of contracts by participants of online transactions, and the use of electronic signatures, online payments and advertising.

The Administrative Measures for On-line Trading, which was promulgated on February 17, 2014 and implemented with effect from March 15, 2014, further specifies the relevant measures for protecting on-line consumers’ rights, especially with regard to after-sale service, privacy protection and standard contract management, diversifies the types of unjust competitions conducted by an operator through network or certain media, and clarifies the regulatory and administrative responsibilities of the industry and commerce administration bureaus at different levels.

Pursuant to the E-Commerce Law of the PRC, which was promulgated by the SCNPC on August 31, 2018 and took effect on January 1, 2019, an e-commerce operator shall register itself as a market entity, fulfill its tax obligations pursuant to the relevant laws and obtain the administrative approvals necessary for its business operation, shall also display the information about its business license and the administrative approvals obtained for its business operation, or the links to the webpages with such information in the prominent position on its homepage, and shall expressly indicate the methods and procedures for querying, correcting and deleting its users’ information or deregistering their accounts and shall not set irrational conditions for such purposes.

In the area of online trading, Tingo Group and its operating subsidiaries are subject to the above-mentioned regulations because Tingo Group’s and its operating subsidiaries plan on acting as operators of various online platforms for online transactions in relation to all of its business sectors.

In addition, to the laws and regulations applicable to China which are summarized above, as a BVI incorporated company, to the extent that Intermediate itself (rather than through its operating subsidiaries) were to conduct certain of the activities referenced above, consideration would need to be given to certain regulatory requirements of the BVI and whether any licenses in the BVI are required.

Employees

As of December 31, 2022, Tingo Group had approximately 772 full-time employees, The Chinese companies had approximately 324 full-time employees. Of these employees, 96 were employed in marketing positions, 69 were employed in Customer Services & Risk positions and the remainder were employed in finance, research and development, management and administrative positions. The HK companies had approximately 34 full-time employees. Of these employees, 1 were employed in marketing positions, 4 were employed in Customer Services & Risk positions and the remainder were employed in finance, research and development, management and administrative positions. Tingo mobile had approximately 409 full-time employees. Of these employees, 138 were employed in marketing positions, 26 were employed in Customer Services & Risk positions and the remainder were employed in finance, research and development, management and administrative positions. The Israeli companies had approximately 3 full-time employees in the finance department. The employees described above does not include Micronet’s employees, which is a separate company.

Tingo Group has never experienced a work stoppage. To the best of Tingo Group’s knowledge, Tingo Group has good and sustainable relations with Tingo Group’s employees, respectively. Israeli labor laws and regulations apply to all employees based in Israel. The laws principally address matters such as paid vacation, paid sick days, length of the workday, payment for overtime and severance payments upon the retirement or death of an employee or termination of employment under specified circumstances. The severance payments may be funded, in whole or in part, through a managers’ insurance fund or a pension fund. The payments to the managers’ insurance fund or pension fund toward severance amount to 8.3% of wages. Furthermore, Israeli employees and employers are required to pay predetermined sums to the National Insurance Institute of Israel. Since January 1, 1995, these amounts also include payments for health insurance.

Legal Proceedings

On April 20, 2023, Tingo Group received a motion for summary judgment in lieu of a complaint (the “Motion”) from certain investors in certain of Tingo Group’s direct securities offerings, seeking $13,425,727.30 in aggregate damages. The Motion against Tingo Group in the Supreme Court of the State of New York alleges that the Merger constituted a “Fundamental Transaction” as defined in the warrants issued in such securities offerings and, as a result, plaintiffs were entitled to certain exercise rights pursuant to such warrants. More specifically, the plaintiffs demand that as a result of the Merger, they are entitled to cash payments of $13,425,727.30 in respect of the warrants that they hold.

THE SPECIAL MEETING

This proxy statement is being provided to Tingo Group stockholders in connection with the solicitation of proxies by the Tingo Group Board of Directors for use at the Special Meeting and at any adjournments or postponements thereof. Tingo Group stockholders are encouraged to read this entire document carefully, including its annexes and the documents incorporated by reference herein, for more detailed information regarding the merger agreement and the transactions contemplated thereby.

Date, Time and Place of the Special meeting

The Special Meeting is scheduled to be held virtually via live, audio-only webcast on June 7, 2023, beginning at 9:00 AM, Eastern Time.

The Special Meeting will be held by means of remote communication via live webcast. There will not be a physical location. In light of continuing public health and travel concerns arising from the coronavirus (COVID-19) outbreak, Tingo Group believes hosting a virtual meeting helps ensure the health and safety of its stockholders, the Tingo Group Board of Directors and Tingo Group management. Tingo Group stockholders will be able to virtually attend and vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/TIO2023SM, which is referred to as the “Special Meeting website.” Tingo Group stockholders will need the 16-digit control number found on their proxy card in order to access the Special Meeting website.

Matters to Be Considered at the Special Meeting

The purpose of the Special meeting is to consider and vote on each of the following proposals, each of which is further described in this proxy statement:

•        Proposal 1 — Charter Amendment Proposal:    To approve and adopt an amendment to the Tingo Group Restated Certificate of Incorporation to increase the authorized shares of Tingo Group common stock;

•        Tingo Group Proposal 2 — Conversion Proposal:    To consider and vote upon a proposal to approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of Tingo Group common stock, upon conversion of the Series A Preferred Stock; and

•        Tingo Group Proposal 3 — Adjournment Proposal:    To approve the adjournment of the Special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal and the conversion proposal.

Approval of the Charter Amendment Proposal and the conversion proposal are conditions to the conversion. Approval of the Adjournment Proposal is not a condition to the conversion.

Only business within the purposes described in the Special Meeting notice may be conducted at the Special Meeting.

Recommendation of the Tingo Group Board of Directors

After careful consideration, the Tingo Group Board of Directors unanimously recommends that Tingo Group’s stockholders vote “FOR” the Charter Amendment Proposal, “FOR” the conversion and “FOR” the Adjournment Proposal.

Record Date for the Special meeting and Voting Rights

The record date to determine Tingo Group stockholders who are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof is April 24, 2023. At the close of business on the record date, there were 163,727,382 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting.

Each Tingo Group stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the record date. Only Tingo Group stockholders of record at the close of business on the record date are entitled to receive notice of and to vote at the Special Meeting and any and all adjournments or postponements thereof.

A complete list of Tingo Group stockholders entitled to vote at the Special Meeting will be available for inspection at Tingo Group’s headquarters during regular business hours for a period of no less than 10 days before the Special meeting at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645. If Tingo Group’s headquarters are closed for health and safety reasons related to the COVID-19 pandemic during such period, the list of Tingo Group’s stockholders will be made available for inspection upon request to Tingo Group’s corporate secretary at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, subject to the satisfactory verification of stockholder status. The list of Tingo Group stockholders entitled to vote at the Special Meeting will also be made available for inspection during the Special Meeting via the Special Meeting website.

Quorum; Abstentions and Broker Non-Votes

A quorum of Tingo Group stockholders is necessary to conduct business at the Special Meeting. The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting will constitute a quorum. Shares of Common Stock present at the Special Meeting by virtual attendance via the Special Meeting website or represented by proxy and entitled to vote, including shares for which a Tingo Group stockholder directs an “abstention” from voting, will be counted for purposes of determining a quorum. Since the Charter Amendment Proposal is considered a routine matter, shares held in “street name” through a broker, bank or other nominee will be counted as present for the purpose of determining the existence of a quorum if such broker, bank or other nominee does not have instructions to vote on any such proposals.

If a quorum is not present, the Special Meeting will be adjourned or postponed until the holders of the number of shares of Common Stock required to constitute a quorum attend.

Under Nasdaq rules, banks, brokers or other nominees who hold shares in “street name” on behalf of the beneficial owner of such shares have the authority to vote such shares in their discretion on certain “routine” proposals when they have not received voting instructions from the beneficial owners. However, banks, brokers or other nominees are not allowed under Nasdaq rules to exercise their voting discretion with respect to matters that are “non-routine.” This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other “non-routine” proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter. The conversion proposal and Adjournment Proposal are considered “non-routine” matters, and banks, brokers or other nominees will not have discretionary authority to vote on any matter before the Special Meeting. As a result, Tingo Group only expects broker non-votes with respect to the Charter Amendment Proposal. If you hold your shares of Common Stock in “street name,” your shares will not be voted on any matter other than the Charter Amendment Proposal unless you affirmatively instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instructions provided by your bank, broker or other nominee. It is therefore critical that you cast your vote by instructing your bank, broker or other nominee on how to vote. Brokers will not be able to vote on any of the proposals before the Special Meeting unless they have received voting instructions from the beneficial owners.

Required Votes

The vote required to approve each of the proposals listed below assumes the presence of a quorum at the Special Meeting.

Proposal	Required Vote
Proposal 1: The Charter Amendment Proposal	Approval requires the affirmative vote of the holders of Tingo Group common stock representing at least a majority of the outstanding shares of Common Stock entitled to vote.
Proposal 2: The conversion proposal	Approval requires the affirmative vote of the majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Special Meeting
Proposal 3: The Adjournment Proposal	Approval requires the affirmative vote of the majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Special Meeting

Vote of Tingo Group Directors and Executive Officers

As of April 24, 2023, the record date, Tingo Group directors and executive officers and their affiliates beneficially owned and were entitled to vote in the aggregate 20,648,439 shares of Common Stock, which represented 12.6% of the Common Stock issued and outstanding on the record date. Tingo Group currently expects that all Tingo Group directors and executive officers will vote their shares “FOR” the Charter Amendment Proposal, “FOR” the conversion proposal and “FOR” the Adjournment Proposal. See the section titled “Interests of Tingo Group Directors and Executive Officers” in this proxy statement and the arrangements described in Tingo Group’s Definitive Proxy Statement on Schedule 14A for Tingo Group’s 2022 annual meeting of stockholders, filed with the SEC on December 8, 2022, which is incorporated by reference in this proxy statement.

Methods of Voting

Stockholders of Record

If you are a Tingo Group stockholder of record, you may vote at the Special Meeting by proxy over the internet or telephone or by mail, or by virtually attending and voting at the Special Meeting via the Special Meeting website, as described below.

•        By Internet:    To vote via the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number from the proxy card you receive. Your vote must be received by 11:59 p.m. Eastern Time on June 6, 2023 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.

•        By Telephone:    To vote by telephone, dial 1-800-690-6903 (the call is toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the 16-digit control number from the proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on June 6, 2023 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.

•        By Mail:    To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than June 6, 2023. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

•        Virtually via the Special Meeting Website:    To vote at the Special Meeting, visit www.virtualshareholdermeeting.com/TIO2023SM, where you can virtually attend and vote at the Special Meeting. You will be asked to provide the 16-digit control number from the proxy card you receive in order to access the Special Meeting website.

Unless revoked, all duly executed proxies representing shares of Common Stock entitled to vote at the Special Meeting will be voted at the Special Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. If you submit an executed proxy without providing instructions for any proposal, your shares will be voted “FOR” the Charter Amendment Proposal, “FOR” the conversion and “FOR” the Adjournment Proposal.

Beneficial (Street Name) Stockholders

If you hold your shares of Common Stock through a bank, broker or other nominee in “street name” instead of as a registered holder, you must follow the voting instructions provided by your bank, broker or other nominee in order to vote your shares. Your voting instructions must be received by your bank, broker or other nominee prior to the deadline set forth in the information from your bank, broker or other nominee on how to submit voting instructions. If you do not provide voting instructions to your bank, broker or other nominee for a proposal, your shares of Common Stock will not be voted on the conversion proposal or Adjournment Proposal because your bank, broker or other nominee does not have discretionary authority to vote on such proposals. See the section titled “The Special Meeting — Quorum; Abstentions and Broker Non-Votes.”

If you hold your shares of Common Stock through a bank, broker or other nominee in “street name” (instead of as a registered holder), you must obtain a specific control number from your bank, broker or other nominee in order to virtually attend and vote at the Special Meeting via the Special Meeting website. See the section titled “The Special Meeting — Virtually Attending the Special Meeting.”

Virtually Attending the Special Meeting

If you wish to virtually attend the Special Meeting via the Special Meeting website, you must (i) be a Tingo Group stockholder of record at the close of business on April 24, 2023, the record date, (ii) hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the record date or (iii) hold a valid proxy for the Special Meeting.

To enter the Special Meeting website and virtually attend the Special Meeting, you will need the 16-digit control number located on your proxy card. If you hold your shares of Common Stock in street name beneficially through a broker, bank or other nominee and you wish to virtually attend the Special Meeting via the Special Meeting website, you will need to obtain your specific control number and further instructions from your bank, broker or other nominee. The 16-digit control number is also needed to access the list of Tingo Group stockholders entitled to vote at the Special Meeting during the time of the meeting.

If you plan to virtually attend and vote at the Special Meeting via the Special Meeting website, Tingo Group still encourages you to vote in advance by the internet, telephone or (if you received a paper copy of the proxy materials) by mail so that your vote will be counted even if you later decide not to virtually attend the Special Meeting via the Special Meeting website. Voting your proxy by the internet, telephone or mail will not limit your right to virtually attend and vote at the Special Meeting via the Special Meeting website if you later decide to do so.

Revocability of Proxies

Any Tingo Group stockholder giving a proxy has the right to revoke it at any time before the proxy is voted at the Special Meeting. If you are a Tingo Group stockholder of record, you may revoke your proxy by any one of the following actions:

•        by sending a signed written notice of revocation to Tingo Group’s Corporate Secretary, provided such notice is received no later than the close of business on June 6, 2023;

•        by voting again over the internet or telephone as instructed on your proxy card before the closing of the voting facilities at 11:59 p.m., Eastern Time, on June 6, 2023;

•        by submitting a properly signed and dated proxy card with a later date that is received by Tingo Group’s Corporate Secretary no later than the close of business on June 6, 2023; or

•        by virtually attending the Special Meeting via the Special Meeting website and requesting that your proxy be revoked, or virtually voting via the Special Meeting website as described above.

Only your last submitted proxy will be considered.

Execution or revocation of a proxy will not in any way affect a Tingo Group stockholder’s right to virtually attend and vote at the Special meeting via the Special Meeting website.

Written notices of revocation and other communications relating to the revocation of proxies should be addressed to:

Tingo Group, Inc.
Attn: Controller, Moran Amran
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645

If your shares of Common Stock are held in “street name” and you previously provided voting instructions to your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions. You may also change your vote by obtaining your specific control number and instructions from your bank, broker or other nominee and voting your shares at the Special Meeting via the Special Meeting website.

Proxy Solicitation Costs

Tingo Group is soliciting proxies on behalf of the Tingo Group Board of Directors. Tingo Group will bear the entire cost of soliciting proxies from Tingo Group stockholders. Proxies may be solicited on behalf of Tingo Group or by Tingo Group directors, officers and other employees in person or by mail, telephone, facsimile, messenger, the internet or other means of communication, including electronic communication. Tingo Group directors, officers and employees will not be paid any additional amounts for their services or solicitation in this regard.

Tingo Group will request that banks, brokers and other nominee record holders send proxies and proxy material to the beneficial owners of Tingo Group common stock and secure their voting instructions, if necessary. Tingo Group may be required to reimburse those banks, brokers and other nominees on request for their reasonable expenses in taking those actions.

Tingo Group has also retained Morrow to assist in soliciting proxies and in communicating with Tingo Group stockholders and estimates that it will pay Morrow a fee of approximately $15,000, plus reimbursement for certain out-of-pocket fees and expenses. Tingo Group also has agreed to indemnify Morrow against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Tingo Group has previously adopted householding for Tingo Group stockholders of record. As a result, Tingo Group stockholders with the same address and last name may receive only one copy of this proxy statement. Registered Tingo Group stockholders (those who hold shares of Common Stock directly in their name with Tingo Group’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Tingo Group at the address below.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple Tingo Group stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Tingo Group will promptly deliver a copy of this proxy statement to any Tingo Group stockholder who only received one copy of these materials due to householding upon request in writing to: Tingo Group, Inc., Attn: Controller, Moran Amran, at 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645 or by calling (972) 9-8809935.

Adjournments

If a quorum is present at the Special Meeting but there are insufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal or the conversion proposal, then Tingo Group stockholders may be asked to vote on the Adjournment Proposal. If a quorum is not present, the presiding officer may adjourn the Special Meeting, from time to time, without notice other than announcement at the meeting of the hour, date and place, if any, to which the meeting is adjourned, and the means of remote communications, if any, by which Tingo Group stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting. The presiding officer may also adjourn the meeting to another hour, date or place, even if a quorum is present.

At any subsequent reconvening of the Special Meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting, and all proxies will be voted in the same manner as they would have been voted at the original convening of the Special Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.

Assistance

If you need assistance voting or completing your proxy card, or if you have questions regarding the Special Meeting, please contact Morrow, Tingo Group’s proxy solicitor for the Special meeting, at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor
South Tower, Stamford, CT 06902
Tel: (800) 662-5200
Banks and brokers call (203) 658-9400
Email: TIO@investor.morrowsodali.com

TINGO GROUP STOCKHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY FOR MORE DETAILED INFORMATION CONCERNING THE MERGER AGREEMENT AND THE COMBINATION. IN PARTICULAR, TINGO GROUP STOCKHOLDERS ARE DIRECTED TO THE MERGER AGREEMENT, WHICH IS ATTACHED AS ANNEX A HERETO.

PROPOSAL 1: Tingo Group CHARTER AMENDMENT PROPOSAL

Tingo Group is seeking to approve and adopt the amendment to the Tingo Group Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 425,000,000 to 750,000,000 shares. The form of the proposed amendment to the Tingo Group Amended and Restated Certificate of Incorporation is attached as Annex C to this proxy statement. The additional authorized shares will provide Tingo Group with a sufficient number of authorized shares to complete the conversion and have additional authorized shares for future strategic business decisions as determined by the Tingo Group Board of Directors.

We currently do not have enough authorized shares available to permit the conversion of the Series A Preferred Stock. We also do not have enough authorized shares available to enable the issuance of additional securities for future acquisitions and financings. Accordingly, we will file the amendment to increase the authorized number of shares of our Common Stock from 425,000,000 shares to 750,000,000 shares, which represents an increase of 125,000,000 shares for the conversion of the Series A Preferred Stock and an additional 200,000,000 shares for future acquisitions and financings.

All newly authorized shares of Common Stock would have the same rights as the presently authorized shares of Common Stock, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid.

In addition, our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of Common Stock is not being proposed in response to any known threat to acquire control of the Company

The Tingo Group Board of Directors, after careful consideration, unanimously determined that the Charter Amendment Proposal, on the terms and conditions set forth in the form of the Amendment attached as Annex C to this proxy statement are advisable and fair to, and in the best interests of, Tingo Group and its stockholders, and approved that the charter proposal amendment be submitted to the Tingo Group stockholders for approval.

The Tingo Group Board of Directors unanimously recommends that Tingo Group stockholders vote “FOR” the Charter Amendment Proposal.

Assuming a quorum is present at the Special Meeting, approval of the Charter Amendment Proposal requires the affirmative vote of the holders of Common Stock representing at least a majority of the outstanding shares of Common Stock entitled to vote thereon. If a Tingo Group stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Charter Amendment Proposal, or abstains from voting, it will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

THE TINGO GROUP BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TINGO GROUP STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL.

PROPOSAL 2: CONVERSION PROPOSAL

Overview

As described above, the Company issued 2,604.28 shares of Series A Preferred Stock in the Combination. Upon conversion of the above-described Series A Preferred Stock, 26,042,808 shares of Common Stock are issuable, assuming approval of this Proposal No. 2.

Subject to stockholder approval, each share of Series A Preferred Stock is convertible into approximately 10,000 shares of Common Stock. This Proposal No. 2 would provide the necessary approval to permit such conversion.

If stockholders have not approved the conversion of the Series A Preferred Stock into Tingo Group common stock by June 30, 2023 (the “Trigger Date”), then, (i) all issued and outstanding shares of Series A Preferred Stock will be immediately and automatically redeemed by Tingo Group, and all accrued and unpaid dividends thereon to the date of redemption extinguished, in consideration of the right to receive an aggregate amount, in respect of all shares of Series A Preferred Stock, of $1.00 in cash, and (ii) Tingo Group shall, within ten (10) Business Days following the Trigger Event, cause Tingo Group Holdings, LLC, a wholly-owned subsidiary of Tingo Group (“Delaware Sub”), to issue to TMNA, the amount of membership interests of Delaware Sub as needed to cause TMNA to own 27% of the total issued and outstanding membership interests of Delaware Sub, subject to the terms of the Series A Preferred Stock Certificate of Designations and, as a result, Tingo Group’s interest in Tingo Mobile will be reduced from 100% to 73%.

We cannot guarantee that our stockholders will approve this matter, and if they fail to do so our operations may be materially harmed.

Shares Issuable Upon Conversion

As described above, the Company issued 2,604.28 shares of Series A Preferred Stock in the Combination. Upon conversion of the above-described Series A Preferred Stock, 26,042,808 shares of Common Stock are issuable. The sale into the public market of the underlying Common Stock could materially and adversely affect the market price of our Common Stock. See “Risk Factors.”

Assuming the approval of this Proposal No. 2, the total number of shares of Common Stock issued and outstanding or reserved for issuance (determined on an as-converted basis) will be approximately 750,000,000.

Description of Series A Preferred Stock

Conversion.    Subject to stockholder approval of Proposal No. 1 and Proposal No. 2, the Series A Preferred Stock is convertible into Common Stock at a rate of approximately 10,000 shares of Common Stock for every one share of Series A Preferred Stock that is converted. Following stockholder approval of the conversion proposal and the Charter Amendment Proposal, each share of Series A Preferred Stock then outstanding shall automatically convert into 10,000 of shares of Common Stock.

Voting Rights.    Except as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, Tingo Group will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, (b) alter or amend the Series A Certificate of Designation, (c) authorize or create any class of stock ranking as to redemption or distribution of assets upon a Liquidation (as defined in the Series A Certificate of Designation) senior to, or otherwise pari passu with, the Series A Preferred Stock (other than the Corporation’s Series B Preferred Stock), (d) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Dividends.    No dividends shall be paid or payable on the Series A Preferred Stock unless a dividend is declared on the Common Stock, in which case the Series A Preferred Stock shall be paid a dividend equal to the amount it would have received if the Preferred Stock had been converted into Common Stock as contemplated by Section 6 of the Series A Certificate of Designation.

Liquidation and Dissolution.    Upon any liquidation, dissolution or winding-up of Tingo Group, the holders of Series A Preferred Stock are entitled to receive out of the assets, whether capital or surplus, of Tingo Group an amount equal to the greater of (i) $0.001 for each share of Series A Preferred Stock and (ii) an amount equal to the amount each share of Series A Preferred Stock would have received if it had been converted into Common Stock as contemplated by Section of the Series A Certificate of Designations, in each case, before any distribution or payment shall be made to the holders of any Junior Securities (as defined in the Series A Certificate of Designations), and if the assets of Tingo Group shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series A Preferred Stock shall be ratably distributed among the holders of Series A Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Reasons for Stockholder Approval

The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the applicable Nasdaq rules, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its common stock. In order to permit the issuance of Common Stock upon conversion of the Series A Preferred Stock, the Company must first obtain stockholder approval of this issuance.

Interests of Certain Parties

As a result of the Combination, TMNA holds all of the shares of Series A Preferred Stock. Each of Kenneth Denos and John Brown, directors of Tingo Group beneficially own 45,000 and 45,000 shares of Tingo Group common stock, respectively.

The Tingo Group Board of Directors unanimously recommends that Tingo Group stockholders vote “FOR” the conversion proposal.

Assuming a quorum is present at the Special Meeting, the conversion proposal requires the affirmative vote of the majority of the votes cast by Tingo Group stockholders present virtually or represented by proxy and entitled to vote on the matter at the Special Meeting. Any Tingo Group stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the conversion proposal.

THE TINGO GROUP BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT TINGO GROUP STOCKHOLDERS VOTE “FOR” THE CONVERSION PROPOSAL.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING

The Special Meeting may be adjourned to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal or the conversion proposal.

Tingo Group is asking Tingo Group stockholders to authorize the holder of any proxy solicited by the Tingo Group Board of Directors to vote in favor of any adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Charter Amendment Proposal or the conversion proposal.

The Tingo Group Board of Directors unanimously recommends that Tingo Group stockholders vote “FOR” the Adjournment Proposal.

Assuming a quorum is present at the Special Meeting, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Special Meeting. Any Tingo Group stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the Adjournment Proposal.

THE Tingo Group BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT Tingo Group STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

THE MERGER

The following is a description of material aspects of the Merger, which was consummated on December 1, 2022. While Tingo Group and TMNA believe that the following description covers the material terms of the Merger, the description may not contain all of the information that is important to you. You are encouraged to read carefully this entire proxy statement, including the text of the Merger Agreement attached as Annex A hereto, for a more complete understanding of the Combination. In addition, important business and financial information about each Tingo Group and TMNA is contained or incorporated by reference in this proxy statement. See “Where You Can Find More Information.”

General

On October 6, 2022, Tingo Group, Inc. (the “Tingo Group” or the “Company”), Tingo, Inc., a Nevada corporation (“TMNA”), the representative for the stockholders of Tingo Group (“Purchaser Representative”), and the representative for TMNA (“Seller Representative”), entered into the Second Amended and Restated Merger Agreement (the “Merger Agreement”) amending and restating the previous Amended and Restated Merger Agreement entered into by the parties on June 15, 2022 (the “Previous Agreement”). Pursuant to the Merger Agreement, Tingo Group agreed to acquire Tingo Mobile Ltd, a wholly-owned subsidiary of TMNA (“Tingo Mobile”), through a merger of Tingo BVI Merger Sub with and into MICT Fintech Ltd. (“MICT Fintech”), with MICT Fintech continuing as the surviving company and as a wholly owned subsidiary of Tingo Group (“Merger”). On December 1, 2022, Tingo Group and TMNA completed the Merger (the “Closing”).

Merger Consideration

As consideration for the Combination, TMNA received from the Tingo Group: (i) 25,783,675 shares of Tingo Group Common Stock equal to approximately 19.9% of the total issued and outstanding Tingo Group Common Stock; (ii) 2,604.28 shares of Series A Preferred Stock convertible into 26,042,808 shares of Tingo Group Common Stock equal to approximately 20.1% of the total issued and outstanding Tingo Group Common Stock; and (iii) 33,687.21 shares of Series B Preferred Stock convertible into 336,872,138 shares of Tingo Group Common Stock equal to approximately 35% of the total issued and outstanding Tingo Group Common Stock, provided that 5% of the foregoing consideration shall be withheld in escrow.

Background of the Combination

Tingo Group is a Delaware corporation, which, following the completion of three private placements between November 2, 2020 and March 4, 2021 has subsequently been seeking value-accretive strategic acquisitions, joint ventures, mergers or similar business combinations with one or more businesses.

Prior to entering into the Merger Agreement, Tingo Group conducted a thorough search for a potential transaction, utilizing the network and investing and operating experience of its management team, board of directors and advisors. The terms of the business combination with Tingo were the result of thorough negotiations between the representatives of Tingo Group and Tingo, based on diligence efforts of Tingo Group’s management team with the support of Tingo Group’s advisors, as further described below.

Since April 2021, Tingo Group’s management has evaluated and considered a number of potential target companies as candidates for a possible business combination transaction. Representatives of Tingo Group contacted and were contacted by a number of individuals and entities who offered to present potential acquisition opportunities to Tingo Group in the fintech sector.

Tingo Group and its advisors compiled and maintained a list of potential targets and updated and supplemented such list from time to time. The details of potential opportunities was periodically shared with, and reviewed by, the Tingo Group’s board of directors.

During that period, Tingo Group and representatives of Tingo Group:

•        Identified and considered more than twenty potential acquisition target companies;

•        Participated in in-person or telephonic discussions with representatives of nine potential acquisition targets; and

•        Signed seven non-disclosure agreements and provided initial non-binding indications of interest to representatives of two potential acquisition targets (other than Tingo).

Tingo Group reviewed the potential alternative acquisition opportunities based on criteria that were the same or similar to the criteria that the Tingo Group’s board of directors used in evaluating the potential merger with Target (as discussed below), which included, among other criteria, the markets in which the potential target companies operate and their competitive positions and “track records” within such markets, the strength and innovation of the technology, platforms and intellectual property held by the potential target companies, the experience of the potential target companies’ management teams and the potential for revenue and earnings growth and strong free cash flow generation. Tingo Group focused on companies that its management believed would benefit from being a publicly traded company on the Nasdaq Market.

Description of negotiation process with candidates other than Tingo

Following the completion of the private placements in March 2021, representatives of Tingo Group engaged in extensive discussions with a number of financial advisors, consulting firms and fintech companies, mostly based in Europe, North America, Asia and Australia, with respect to potential acquisition opportunities. Management initially focused on targets operating in the financial services sector of fintech. Of the nine potential targets that were seriously progressed, two other than Tingo underwent a full due diligence process.

In August, 2021, Tingo Group was introduced to the Chief Executive Officer of a US financial advisory and brokerage company (which is referred to as “Company A”), to discuss the possibility of Tingo Group acquiring Company A and Company A becoming a wholly owned subsidiary of Tingo Group. On September 3, 2021, Darren Mercer, Tingo Group’s CEO, met with the CEO and COO of Company A at their office in Boca Raton, to learn more about Company A’s business and discuss a potential deal structure. On September 9, 2021, Tingo Group and its legal counsel hosted a follow up meeting with the CEO and COO of Company A in New York and agreed to a process and timetable for the potential transaction, taking into account requisite FINRA approvals. As a result of these discussion, Tingo Group and Company A commenced the negotiations of terms and understood due diligence, which led to the parties agreeing in-principle to non-binding terms on October 11, 2021. The discussions with Company A were subsequently put on hold after Tingo Group was introduced to Company B, which was considered to be a more attractive and higher priority deal, and one which if completed first would be highly complementary to a follow-on transaction with Company A.

On October 29, 2021, Tingo Group was introduced to the founders, Chief Executive Officer and Managing Director of a profitable financial services and asset management company with eight offices located throughout Europe (which is referred to as “Company B”). Tingo Group met again with Company B on November 5, 2021, at such time Tingo Group’s CEO was introduced to Company B’s investment banker who furnished Tingo Group with further information on Company B, including financial information, a business plan and a corporate presentation. Following Tingo Group’s review of certain information on Company B and discussions between the management teams of the two parties, Tingo Group submitted a non-binding letter of offer to Company B on November 19, 2021. Negotiations between the parties subsequently progressed from November 21, 2021, in parallel to the performance of further due diligence work. On December 4, 2021 and December 5, 2021, the CEO of Tingo Group and Tingo Group’s legal counsel met with the CEO of Company B to negotiate certain terms of the deal. On December 14, 2021, Tingo Group engaged advisors to undertake financial due diligence and legal due diligence, and also sent Company B a due diligence information request list. On the same date, Company B provided Tingo Group and its representatives access to a virtual data room containing information about Company B. Tingo Group continued to conduct due diligence on Company B throughout the remainder of December, 2021 and the months of January, 2021 and February, 2021. In parallel to conducting due diligence, Tingo Group and Company B progressed the drafting of a share purchase agreement and the negotiation of certain key issues. Also, in parallel, Tingo Group secured a finance facility to fund the consideration that would become payable on the first closing. As a result of Tingo Group’s growing concerns surrounding the impact on the financial performance of Company B of the deterioration in global equity market conditions and economic conditions, particularly in their domestic market of Europe, which was exasperated by the war between Russia and Ukraine, Tingo Group and Company B met in New York on March 7, 2022 and March 8, 2022, to discuss a re-negotiation of the deal terms between the parties. Tingo Group engaged its investment bank in these discussions so they could assist in explaining the US market’s shift in valuation metrics. Pursuant to the meeting, Tingo Group submitted revised terms to Company B on March 10, 2022, in response to which Company B submitted a counter proposal on March 15, 2022. A series of discussions and negotiations followed, as part of which Company B disclosed a significant reduction in their budgeted financial results for 2022. Due to the Combination of a disparity in the views of Tingo Group and Company B regarding the value of Company B and the deterioration in its financial performance, the worsening of market conditions, and the availability of more resilient and attractive business combination opportunities, Tingo Group decided to discontinue the transaction with Company B in April, 2022.

Description of negotiation process with Tingo and its Affiliate

During July 2021, representatives of Tingo International Holdings, Inc. (“TIH”) the then-parent company of Tingo Mobile, contacted Tingo Group about a potential business combination transaction between the parties.

Following various discussions between the TIH representatives and Tingo Group, the parties mutually agreed to proceed with other transactions, with Tingo Group preferring at the time to focus on potential targets in the financial services sector with a closer fit to its own Magpie Securities business, and TIH deciding to progress a business combination transaction with an OTC listed company, which it completed on August 15, 2021 and changed such company’s name to Tingo, Inc., and the submission of an application to uplist the shares of TMNA to the New York Stock Exchange, which it announced on October 18, 2021.

Having observed that TMNA had launched its agri-fintech platform and subsequently entered into a strategic partnership with Visa, which it announced on October 27, 2021 and had also appointed a corporate and financial advisor, which it announced on March 31, 2022, the latter two of which would have entailed extensive due diligence on TMNA, and had reported strong financial results for the year ended December 31, 2021 in its Form 10-K, Tingo Group reengaged with the representatives of TMNA in April 2022.

On April 25, 2022, Tingo Group received a corporate presentation concerning TMNA and, on April 26, Tingo Group and its representative met with the founder of Tingo Mobile who was also the CEO of TMNA to further discuss the businesses of TMNA and Tingo Group, the potential combination rationale and synergies, and outline deal terms.

On April 27, 2022, further information on TMNA was provided by TMNA and certain of its representatives, which information was used by Tingo Group and its advisors to undertake certain due diligence.

On April 28, 2022, TMNA’s financial advisor presented to Tingo Group’s board of directors, as part of which the advisor explained the significant amount of due diligence it had undertaken over more than three months on TMNA, before taking them on as a client. The advisor also spoke about their valuation of TMNA and its views on TMNA’s business strengths and TMNA’s strong management team.

On April 29, 2022, Tingo Group issued a non-binding term sheet to TMNA, which Tingo Group and TMNA negotiated throughout the day, before executing the term sheet later that evening.

Between April 29, 2022 and May 9, 2022 Tingo Group undertook further due diligence on TMNA and held numerous meetings and telephone conference meetings with the management of TMNA and its financial advisor. In parallel, Tingo Group and TMNA negotiated final terms of the deal as well as an initial definitive Agreement and Plan of Merger, which was executed by Tingo Group and TMNA on May 9, 2022 and announced by each of the companies on May 10, 2022.

From May 10, 2022, further due diligence was performed by Tingo Group on TMNA, as part of which Tingo Group engaged Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft (“Ernst & Young”) to undertake financial due diligence, tax due diligence and quality of earnings analysis, as well as Houlihan Lokey to undertake financial analysis, the Nigerian office of Dentons to undertake legal, operational, corporate and Ellenoff Grossman & Schole, LLP to undertake local due diligence and corporate due diligence and securities due diligence. The due diligence was conducted through document review and numerous telephonic conferences with representatives and management of Tingo, in addition to which Ernst & Young and Dentons visited the offices and operations of TMNA and Tingo Mobile, its trading subsidiary in Lagos. To assist with the due diligence process, TMNA made available a virtual dataroom, which was periodically updated with additional information.

From May 12, 2022 to May 24, 2022, Tingo Group’s management team interviewed several Big 4 and Top 10 accounting firms to undertake a range of detailed analysis and due diligence work on TMNA.

On May 25, 2022, Tingo Group formally engaged a Big 4 accounting firm to assist Tingo Group’s management with its financial due diligence, tax due diligence and a quality of earnings analysis, and to produce reports on their findings in each of these areas. The accounting firm was not retained by Tingo Group to provide analysis or a recommendation regarding the consideration to be paid to TMNA securityholders in connection with the Combination. TMNA provided the information and financial team to support the diligence completed by Tingo Group’s management and the accounting firm, including providing access to a virtual data room and facilitating face-to-face and virtual meetings with members of the TMNA management team and financial team over a three-week period.

Between June 10, 2022 and June 14, 2022, the accounting firm delivered its reports to Tingo Group. During the course of their work, the accounting firm held multiple discussions with Tingo Group’s management team and advisory team to discuss their findings to agree changes to the scope of work from time to time. In order to undertake their work thoroughly and efficiently, the accounting firm assigned a large number of employees to TMNA, which included teams in Africa, Europe and the United States of America.

The due diligence reports from the accounting firm covered a broad scope of work including but not limited to a review of historic information, an analytical review, the background of the company, the business model, the quality of earnings (including revenues, pricing, costs, margins and profitability, an analysis of trends, quality of net assets and the balance sheet, quality of cashflows, quality of financial information, and a review of all direct and indirect taxes. The reports and findings of the accounting firm corroborated the information and representations provided by TMNA during the previous negotiation of the terms of the Merger.

At the request of Tingo Group’s board of directors, Houlihan Lokey then reviewed and discussed its financial analyses with respect to Tingo Group, Tingo and the proposed merger. Thereafter, at the request of Tingo Group’s board of directors, Houlihan Lokey orally rendered its opinion to Tingo Group’s board of directors (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion dated June 14, 2022 addressed to the Tingo Group’s board of directors) as to, as of such date, the fairness, from a financial point of view, to Tingo Group of the Aggregate Ownership Ratio provided for in the Merger pursuant to the Merger Agreement.

Having completed all due diligence by June 14 2022, Tingo Group and TMNA entered into and executed an Amended and Restated Merger Agreement on June 15, 2022 amending the Original Merger Agreement and Tingo Group issued a press release announcing the transaction on the same date.

Following execution of the Amended Merger Agreement, Tingo Group and TMNA explored various ways in which the combination of the core businesses and Tingo Group could be accomplished with the greatest speed and efficiency and on a tax-free basis, as well as with the most certainty to be approved by regulators. The parties wanted to expedite the closing of the transaction in order to more quickly launch TMNA’s food-produce export business, as enabled through funding from Tingo Group, which would benefit from several high-margin and material export contracts that allowed the shift of a substantial part of TMNA’s revenues directly into US dollars. The expediated transaction also enabled the acceleration of the development and launch of TMNA’s commodity platform and commodity trading business.

As part of such negotiations, Tingo Group agreed to lend to TMNA $23,700,000 for TMNA to use prior to the closing of the Combination. Additionally, Tingo Group was able to negotiate a higher retention for its stockholders of the Combined Company, increasing its percentage from 22.5% to 25%.

In addition, subsequent to the Amended Merger Agreement, Tingo Group engaged Brightman Almagor Zohar & Co., a firm in the Deloitte global network (“Deloitte Israel”) as its independent accountants and engaged a third party firm consisting of former Nasdaq senior staff members, including a former chief counsel. Based upon advice from each of the companies’ advisors, including the third party described above, the parties negotiated a Second Amended and Restated Merger Agreement, a copy of which is attached to this Information Statement as Annex A (“Second Amended and Restated Merger Agreement”).

The restructured Combination was restructured as a multi-phase forward-triangular merger instead of a single phase reverse-triangular merger as had been contemplated in the Amended Merger Agreement. The new structure, as described herein, provided for Tingo Group to issue to TMNA, instead of TMNA’s stockholders, the shares of common stock, Series A Preferred Stock and Series B Preferred Stock.

On October 6, 2022, TMNA and Tingo Group, as well as individual representatives of each company’s stockholders, executed the Merger Agreement.

Tingo Group’s Reasons for the Combination and Recommendation of the Tingo Group Board of Directors

Tingo Group’s board of directors, in evaluating the merger, consulted with its management and its financial and legal advisors. In reaching its unanimous resolution (i) that the Amended and Restated Merger Agreement and the transactions contemplated thereby, including the merger and the issuance of shares of common stock in connection therewith, are advisable and in the best interests of Tingo Group and (ii) to recommend that the Tingo Group stockholders adopt the Amended and Restated Merger Agreement and approve the merger and the other transactions contemplated by the Amended and Restated Merger Agreement Tingo Group’s board of directors considered a range of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the merger, Tingo Group’s board of directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. Tingo Group’s board of directors viewed its decision as being based on all the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of Tingo Group’s reasons for merger and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”

Tingo Group’s board of directors considered a number of factors pertaining to the merger as generally supporting its decision to enter into the Amended and Restated Merger Agreement and the transactions contemplated thereby, including, but not limited to, the following material factors:

1.      Large Target Market: In Tingo Mobile’s domestic market of Nigeria alone there are 206 million citizens, which is forecast to grow to 233 million citizens by 2025, and Africa’s current population of approximately 1.2 billion is projected to double over the next 30 years. In addition, Tingo Group aims to assist TMNA’s entry into and rollout throughout China, which has a population of 1.4 billion, including a large agricultural community, with an estimated 200 million to 400 million farmers. TMNA also aims to expand into other countries and continents, such as India and South America.

2.      Overall Growth Prospects: TMNA has a track record of delivering consistent growth, delivering a compound annual growth rate of 38% between 2019 and 2021, which accelerated significantly in the nine months to September 30, 2022.

3.      Fintech and Marketplace Platform Growth Prospects: Tingo Mobile’s mobile telephone based fintech and marketplace Nwassa platform is highly scalable and delivered revenue growth of 101% in 2021, from $98.6 million in 2020 to $198.6 million in 2021, and revenue growth of 217.8% for the nine months ended 30 September 2022, where revenues amounted to $391.5 million compared to the year ago period, where revenues amounted to $123.2 million.

4.      Platform Supports Further Growth Initiatives. Tingo Mobile’s platform is positioned for expansion through the addition of new products, for example an e-wallet and payment services, as well as pension services, a range of financial services and a range of travel services. TMNA is currently working towards expanding into these markets, leveraging its existing commercial networks and relationships and those that it expects to establish in the future. Additionally, the launch of Tingo Mobile’s platform into other territories provides TMNA with a substantial market opportunity.

5.      Sticky Revenue Model and Low Cost Per Acquisition: TMNA’s model of providing smart-phone handsets on a 12-month lease contact, together with its customers’ high dependency on Tingo Mobile’s payment services and marketplace, creates a high degree of customer retention and revenue stickiness. In addition, Tingo Mobile’s strategy of working with co-operatives facilitates a low level of cost per acquisition.

6.      Advantageous Current Market Conditions: The need for TMNA’s products and solutions for improving food security and social upliftment has increased significantly over the past 12 months as food price inflation has increased markedly and Russia’s war in Ukraine has created major food supply chain problems.

7.      Profitable Business Model: TMNA delivered a gross margin of 39% for the year ended December 31, 2021, which increased to 60% for Q1 2022, which increased to 60.09% for the 9 month period ended September 30, 2022.

8.      Relationship with Visa: Tingo Mobile’s pan-Africa strategic partnership with Visa provides it with a high degree of trust with customers and a highly-effective route to market, as well as a potential means to expand into other countries within Africa.

9.      Due Diligence: Due diligence examinations of TMNA and discussions with TMNA’s management team, and Tingo Group’s financial advisors and legal advisors, concerning Tingo Group’s due diligence examination of TMNA gives a high degree of comfort;

10.    Financial Strength: The Board of Tingo Group considered factors such as TMNA’s detailed historical financial results, outlook, financial model, debt structure and unit economics as well as other mergers and acquisitions activity for companies in the fintech industry. This enabled the Board of Tingo Group to consider TMNA’s historical growth and its current prospects for growth and various historical and current balance sheet items of TMNA. In reviewing these factors, the Board of Tingo Group concluded that TMNA should be well positioned to successfully gain global market share and dollarize its business, while continuing to drive margins higher.

11.    Experienced Board of Directors and Management Team: TMNA has a strong board of directors and management team with significant operating experience. The founder and Chief Executive Officer has successfully grown and developed the business over the past 20 years. The Chairman of TMNA has extensive listed company and capital markets experience. The President has extensive international business, African markets and listed company experience. The Chief Financial Officer has extensive international business, listed company and capital markets experience. In addition, the remainder of the Board of Directors, the Advisory Board, and the management team of the operational subsidiary are all highly experienced. Most of the senior management of TMNA intend to remain with Tingo Mobile in the capacity of officers, directors, and/or key employees or advisors, providing helpful continuity in advancing Tingo Mobile’s strategy growth and other objectives.

12.    Lock-Up: TMNA has agreed to be subject to a 180-day lockup in respect of its securities of Tingo Group, subject to certain customary exceptions, which will provide important stability to the leadership and governance of Tingo Mobile.

13.    Other Alternatives: The Tingo Group’s board of directors believes, after a thorough review of other business combination opportunities reasonably available to Tingo Group, that the proposed merger represents the best potential business combination and the most attractive opportunity based upon the process utilized to evaluate and assess other potential acquisition targets; and

14.    Negotiated Transaction: The financial and other terms of the merger agreement and the fact that such terms and conditions are reasonable and were the product of arm’s length negotiations between Tingo Group and TMNA.

Tingo Group’s board of directors also considered a variety of uncertainties and risks and other potentially negative factors concerning the merger including, but not limited to, the following:

•        Macroeconomic Risks: Macroeconomic uncertainty, including the potential impact of the COVID-19 pandemic, and the effects it could have on TMNA’s revenues post-Closing;

•        Business Plan and Projections May Not Be Achieved: The risk that TMNA may not be able to execute on the business plan, and realize the financial performance as set forth in the financial projections, in each case, presented to Tingo Group’s management team and board of directors;

•        Stockholder Vote: The risk that Tingo Group’s stockholders may fail to provide the respective votes necessary to effect the Merger;

•        Closing Conditions: The fact that the completion of the Merger is conditioned on the satisfaction of certain closing conditions that are not within Tingo Group’s control;

•        Litigation: The possibility of litigation challenging the Merger or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Merger;

•        Benefits May Not Be Achieved: The risks that the potential benefits of the Merger may not be fully achieved or may not be achieved within the expected timeframe;

•        Growth Initiatives May Not be Achieved: The risk that TMNA’s growth initiatives may not be fully achieved or may not be achieved within the expected timeframe;

•        Tingo Group Stockholders Receiving a Minority Position in Tingo Group following the conversion of the Series A Preferred Stock and the Series B Preferred Stock: The risks associated with Tingo Group’s existing stockholders holding a minority position in Tingo Group following TMNA’s conversion of the Series A Preferred Stock and Series B Preferred Stock issued in connection with the Merger;

•        Fees and Expenses: The fees and expenses associated with completing the Merger;

•        the financial analysis reviewed by Houlihan Lokey with the Tingo Group Board as well as the oral opinion of Houlihan Lokey rendered to the Tingo Group Board on June 14, 2022 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion dated June 14, 2022 addressed to the Tingo Group Board) as to, as of June 14, 2022, the fairness, from a financial point of view, to Purchaser of the Aggregate Ownership Ratio provided for in the Merger pursuant to the Agreement; and

•        Other Risks Factors: Various other risk factors associated with the business of TMNA, as described in the section entitled “Risk Factors” appearing elsewhere in this proxy statement .

The above discussion of the material factors considered by the Tingo Group’s board of directors is not intended to be exhaustive, but does set forth the principal factors considered by the Tingo Group’s board of directors.

The factors set forth above are not intended to be exhaustive, but include many of the material factors considered by the Tingo Group Board of Directors in approving the merger agreement, the issuance of shares of Tingo Group common stock in the Combination as contemplated by the Tingo Group merger proposal, the Tingo Group Charter Amendment Proposal, the Tingo Group director election proposal, the Nasdaq proposal, and the Equity Incentive Plan proposal, in authorizing the execution of the Merger Agreement and related transaction documents and in recommending that Tingo Group’s stockholders vote in favor of Tingo Group merger proposal, the Tingo Group Charter Amendment Proposal, the Tingo Group director election proposal, the Nasdaq proposal, and the Equity Incentive Plan proposal. In view of the wide variety of factors, both positive and negative, considered in connection with making its determinations and recommendations, and the complexity of these matters, the Tingo Group Board of Directors did not find it practical to, and did not attempt to, quantify, rank or otherwise assign any relative or specific weights or values to any of the various factors considered in reaching its determination to approve the merger agreement. The Tingo Group Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Tingo Group Board of Directors. In addition, individual members of the Tingo Group Board of Directors may have given different weights to different factors. The Tingo Group Board of Directors carefully considered all of the factors described above as a whole.

TMNA Unaudited Prospective Financial Information

In connection with TMNA’s strategic planning process, TMNA management prepared a long-range plan for TMNA that was intended to reflect actual results and trends and changes in TMNA’s performance and the industry in which it operates. As described in the section titled “— Background of the Combination,” during the period in which it was engaged in discussions with Tingo Group and certain other parties with respect to a potential transaction and/or uplisting of its shares to a major securities exchange, TMNA management prepared a long-range plan for TMNA, dated March 10, 2022, which included certain unaudited prospective financial information for prospective periods in TMNA’s fiscal years 2022 through 2026 for TMNA as an independent company. The tables below summarize (i) the unaudited prospective financial information of TMNA included in TMNA’s long-range plan as created by TMNA management, which financial information is referred to as the “TMNA standalone projections”. The TMNA standalone projections were prepared treating TMNA and its subsidiaries as an independent company, without giving effect to the Combination, including (i) any impact of the negotiation or execution of the merger agreement or the Combination and the evaluation of potential strategic alternatives; (ii) the expenses that have been and may be incurred in connection with the Combination or the consummation thereof or potential strategic alternatives; (iii) the potential synergies that may be achieved by the combined companies as a result of the Combination; (iv) the effect of any business or strategic decision or action that has been or will be taken as a result of the merger agreement having been executed or in anticipation of the Combination; or (v) the effect of any business or strategic decisions or actions that would likely have been taken if the merger agreement had not been executed but that were instead altered, accelerated, postponed or not taken in anticipation of the Combination.

The TMNA standalone projections were provided by TMNA management to its board of directors for the purposes of considering, analyzing and evaluating the Combination and strategic alternatives. The TMNA Board of Directors assumed that the TMNA standalone projections prepared by TMNA management were reasonably prepared and reflected the best currently available estimates and judgments of the management of TMNA. The TMNA standalone projections were also provided to Tingo Group in connection with its consideration and evaluation of the Combination and to Tingo Group’s financial advisors, including Houlihan Lokey, who was authorized and directed to rely upon such projections for purposes of providing financial advice to the Tingo Group board.

Other than its quarterly financial guidance and business outlook, TMNA does not, as a matter of course make other public projections as to future revenues, earnings or other results available due to, among other reasons, the inherent difficulty of accurately predicting financial performance for future periods and the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. The TMNA standalone projections prepared by TMNA are not included in this proxy statement to influence any decision on whether to vote for the TMNA merger proposal or the Tingo Group merger proposal or any other proposal presented at each company’s respective special meeting, but rather are included in this proxy statement to give stockholders access to certain non-public information that was provided to the TMNA Board of Directors and, in the case of the TMNA standalone projections, to Tingo Group and Tingo Group’s financial advisors. The inclusion of the TMNA standalone projections prepared by TMNA should not be regarded as an indication that the TMNA Board of Directors, TMNA, the Tingo Group Board of Directors, Tingo Group, or their respective members of management or financial advisors or any other recipient of this information considered, or now considers, them to be necessarily predictive of actual future results, and they should not be relied on as such. There can be no assurance that the projected results will be realized or that actual results of TMNA, Tingo Group or the Combined Company will not be materially lower or higher than estimated, whether or not the Combination is completed. The TMNA standalone projections have not been updated or revised to reflect information or results after the date they were prepared or as of the date of this proxy statement. TMNA has reported and may in the future report results of operations for periods included in the TMNA standalone projections that were or will be completed following the preparation of the TMNA standalone projections. Stockholders and investors are urged to refer to TMNA’s periodic filings with the SEC for information on TMNA’s actual historical results.

The TMNA standalone projections prepared by TMNA were not prepared with a view toward public disclosure or with a view toward compliance with the published guidelines established by the SEC or the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information, or GAAP, but, in the view of TMNA management, were reasonably prepared in good faith on a basis reflecting the best available estimates and judgments at the time of preparation, and presented as of the time of preparation, to the best of management’s knowledge and belief, the expected future financial performance of TMNA. However, this information is not fact and should not be relied upon as being necessarily predictive of actual future results, and readers of this proxy statement are cautioned not to place undue reliance on the TMNA standalone projections prepared by TMNA. Although TMNA management believed there was a reasonable basis for the TMNA standalone projections prepared by TMNA, TMNA cautions stockholders that actual future results could be materially different from the TMNA standalone projections prepared by TMNA. TMNA’s independent registered public accounting firm, Gries & Associates, LLC, has not audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the TMNA standalone projections prepared by TMNA and, accordingly, does not express an opinion or any other form of assurance with respect thereto.

The TMNA standalone projections prepared by TMNA are subject to estimates and assumptions in many respects and, as a result, subject to interpretation. While presented with numerical specificity, the TMNA standalone projections prepared by TMNA are based upon a variety of estimates and assumptions that are inherently uncertain, though considered reasonable by TMNA management as of the date of their preparation. These estimates and assumptions may prove to be impacted by any number of factors, including the impact of the announcement, pendency and consummation of the Combination, general economic conditions, trends in the agri-fintech industry, regulatory and financial market conditions and other risks and uncertainties described or incorporated by reference in the sections titled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in this proxy statement, all of which are difficult to predict and many of which are beyond the control of TMNA and will be beyond the control of the Combined Company. Also see the section titled “Where You Can Find More Information.” The TMNA standalone projections prepared by TMNA also reflect assumptions as to certain business decisions that are subject to change. There can be no assurance that the TMNA standalone projections prepared by TMNA will be realized, and actual results may differ materially from those shown. Generally, the further out the period to which the TMNA standalone projections prepared by TMNA relate, the less predictive the information becomes.

The TMNA standalone projections prepared by TMNA contain certain adjusted financial measures that TMNA management believes are helpful in understanding TMNA’s past financial performance and future results. TMNA management regularly uses a variety of financial measures that are not in accordance with GAAP for forecasting, budgeting and measuring financial performance. The adjusted financial measures are not meant to be considered in isolation or as a substitute for, or superior to, comparable GAAP measures. While TMNA believes these adjusted financial measures provide meaningful information to help investors understand the operating results and to analyze TMNA’s financial and business trends on a period-to-period basis, there are limitations associated with the use of these adjusted financial measures. These adjusted financial measures are not prepared in accordance with GAAP, are not reported by all of TMNA’s competitors and may not be directly comparable to similarly titled measures or of TMNA’s competitors due to potential differences in the exact method of calculation. The SEC rules that would otherwise require a reconciliation of an adjusted financial measure to a GAAP financial measure do not apply to adjusted financial measures provided to a board of directors or a financial advisor in connection with a proposed business combination such as the Combination if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of adjusted financial measures were not relied upon by the TMNA Board of Directors, the Tingo Group Board of Directors or their respective members of management or financial advisors in connection with their respective evaluation of the Combination. Accordingly, TMNA has not provided a reconciliation of the adjusted financial measures included in the TMNA standalone projections prepared by TMNA to the relevant GAAP financial measures.

None of TMNA, Tingo Group, the Combined Company or their respective affiliates, officers, directors, advisors or other representatives can provide any assurance that actual results will not differ from the TMNA standalone projections prepared by TMNA, and, except as required by applicable law, none of TMNA, Tingo Group the Combined Company or their respective affiliates undertakes any obligation to update, or otherwise revise or reconcile, the TMNA standalone projections prepared by TMNA to reflect circumstances existing after the date the TMNA standalone projections prepared by TMNA were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the TMNA standalone projections prepared by TMNA are shown to be inappropriate. None of TMNA or Tingo Group or their respective affiliates, officers, directors, advisors or other representatives has made or makes any representation to any TMNA stockholder, Tingo Group stockholder or other person regarding the ultimate performance of TMNA or the Combined Company compared to the information contained in the TMNA standalone projections prepared by TMNA or that forecasted results will be achieved. TMNA has made no representation to Tingo Group, in the Merger Agreement or otherwise, concerning the TMNA standalone projections prepared by TMNA.

Summary of the TMNA standalone projections

The following table presents a summary of the certain unaudited prospective financial information for TMNA’s fiscal years 2022 through 2026 for TMNA as an independent company prepared by TMNA’s management as of March 10, 2022, which financial information is referred to as the “TMNA standalone projections”. TMNA management made various assumptions when preparing the TMNA standalone projections as of March 2022, including certain assumptions regarding customer usage of its Nwassa agri-fintech platform, revenue growth and overall company financial performance, which resulted in a compound annual growth rate for EBIDTA over the period of TMNA’s fiscal years 2022 through 2026 of approximately 20.8%.

	Fiscal Year Ended December 31,
	2022E	2023E	2024E	2025E	2026E
	(in millions)
Revenue(1)	$1,186	$1,484	$1,855	$2,260	$2,667
Adjusted EBITDA(2)	$561	$732	$940	$1,178	$1,445
Revenue Mix
Mobile Leasing and Sales	66.85%	64.79%	62.04%	60.23%	58.83%
Nwassa/Tingo Pay	33.15%	35.21%	37.96%	39.77%	41.17%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

____________

(1)      Revenue includes monthly fees paid by TMNA’s customers pursuant to a three-year mobile phone leasing contract, as well as call and data service fees, and agri-fintech service fees (fees earned from agricultural sales, mobile airtime top-ups, utility top-ups, mobile insurance, and microloan brokerage) utilized through TMNA’s Nwassa technology platform.

(2)      Adjusted EBITDA (a) does not include the impact of stock-based compensation expense, acquisition-related transaction expenses, contingent consideration fair value adjustments, (b) does not reflect provisions for or benefits from income taxes and does not include other income (expense) net, which includes foreign exchange and asset disposition gains and losses, interest expense and interest income, and (c) excludes depreciation and amortization of tangible and intangible assets (although depreciation and amortization are non-cash charges, the assets being depreciated or amortized may have to be replaced in the future).

Closing and Effective Time of the Combination

The Closing of the Combination took place on December 1, 2022. At the Closing, we filed Articles of Merger with the Registrar for Corporate Affairs for the British Virgin Islands.

Governance Matters After the Combination

Pursuant to the Merger Agreement, Tingo Group agreed that the post-Closing Tingo Group Board of Directors would consist of six (6) individuals, comprised of (i) four (4) directors designated by Tingo Group, at least three (3) of whom qualified as an independent director under the Securities Act and the listing standards of Nasdaq, and (ii) two (2) directors designated by TMNA, at least one (1) of whom qualified as an independent director under the Securities Act and the listing standards of Nasdaq, one of whom shall be Darren Mercer and the other of whom shall qualify as an independent director under the Securities Act and the listing standards of Nasdaq, in each case subject to each individual’s ability and willingness to serve and who shall serve until such individual’s successor is duly elected or appointed and qualified in accordance with applicable Law. The two (2) individuals selected by TMNA for appointment to the post-closing Tingo Group Board of Directors pursuant to this provision of the Series B Certificate of Designation were John J. Brown and Kenneth Denos.

Regulatory Approvals and Related Matters

Under the Merger Agreement, each of Tingo Group and TMNA agreed and have completed all actions necessary to make effective all contemplated transactions, including to receive all required regulatory.

Accounting Treatment

Tingo Group and TMNA prepare their respective financial statements in accordance with U.S. GAAP. The accounting guidance for business combinations requires the determination of the acquirer, the purchase price, the acquisition date, the fair value of assets and liabilities of the acquirer and the measurement of goodwill. Tingo Group will be treated as the acquirer for accounting purposes.

VOTING AND SUPPORT AND LOCK-UP AGREEMENTS

Tingo Group Voting and Support Agreements

Tingo Group delivered to TMNA, a voting and support agreement, attached to this proxy statement as Annex B (the “Tingo Group Support Agreement”), signed by Tingo Group and Darren Mercer.

Under the Tingo Group Support Agreements, each Tingo Group stockholder agreed that from the date of the voting agreement until the date that the Tingo Group Support Agreement terminates, such stockholder would vote or cause to be voted all shares of Tingo Group common stock that he, she or it beneficially owns, among other things:

•        in favor of the Combination, the merger agreement and related transactions and to otherwise take certain other actions in support of the merger agreement and related transactions and the other matters submitted to Tingo Group stockholders for their approval, and provide a proxy to TMNA and any designee of Tingo Group to vote such shares of Tingo Group common stock accordingly; and

•        against any (A) Tingo Group Alternative Acquisition Proposal and (B) any other action or proposal involving Tingo Group that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect in any material respect the transactions contemplated by the merger agreement or would reasonably be expected to result in any of the conditions to the closing under the merger agreement not being fulfilled.

The Tingo Group Support Agreements did not restrict the actions of the supporting stockholders in their capacities as directors of Tingo Group.

Restrictions on Transfers

Each supporting stockholder also agreed that, with limited exceptions, prior to the termination of its support agreement, it will not transfer any shares of Tingo Group common stock or TMNA Common Stock, respectively, or other Tingo Group securities or TMNA securities, respectively, beneficially owned or acquired by such supporting stockholder on or after the date of its support agreement.

Termination

By its terms, each voting agreement terminated upon the Effective Time.

Tingo Group Lock-Up Agreements

Prior to Closing, Tingo Group agreed to use its commercially reasonable efforts to cause each institutional holder of at least 5% of Tingo Group shares of common stock to enter into a lock-up agreement, providing for a lock-up period of six (6) months following Closing (each, a “Tingo Group Lock-Up Agreement”).

Tingo Group LOAN

Simultaneously with the execution of the merger agreement, Tingo Group extended to TMNA a loan in the principal amount of $23,700,000 with an interest rate of 5% per year (the “Tingo Group Loan” to the accompanying proxy statement). The Tingo Group Loan will be due and payable within the thirty-day period after the termination of the Merger Agreement pursuant to Section 7.1 therein.

Tingo Group’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

Tingo Group, Inc. (“Tingo Group”, the “Company”, “we”, “us”, “our”) was formed as a Delaware corporation on January 31, 2002 under the name Lapis Technologies, Inc. On March 14, 2013, we changed our corporate name to Micronet Enertec Technologies, Inc. On July 13, 2018, following the sale of our former subsidiary, Enertec Systems Ltd., we changed our name to Tingo Group, Inc. Our shares have been listed for trading on The Nasdaq Capital Market under the symbol “Tingo Group” since April 29, 2013.

Tingo Group is a holding company conducting financial technology business through its subsidiaries and entities controlled through various VIE arrangements (“VIE entities”). The company is principally focused on developing insurance broker business and products across approximately 120 cities in China through its subsidiaries and VIE entities, with planned expansion into additional markets. The company has developed highly scalable proprietary platforms for insurance products (B2B, B2B2C and B2C) and financial services/products (B2C), the technology for which is highly adaptable for other applications and markets. Tingo Group through its subsidiaries has also acquired and holds the requisite license and approvals with the Hong Kong Securities and Futures Commission to deal in securities and provide securities advisory and asset management services. Tingo Group also has memberships/registrations with the Hong Kong Stock Exchange, the London Stock Exchange and the requisite Hong Kong and China Direct clearing companies. Tingo Group’s financial services business and first financial services product, the Magpie Invest app, is able to trade securities on NASDAQ, NYSE, TMX, HKSE, China Stock Connect, LSE, the Frankfurt Stock Exchange and the Paris Stock Exchange.

Since July 1, 2020, after Tingo Group completed its acquisition of GFHI (the “GFHI Acquisition”) pursuant to that certain Agreement and Plan of Merger entered into on November 7, 2019 by and between Tingo Group, GFHI, Global Fintech Holding Ltd. (“GFH”), a British Virgin Islands company and the sole shareholder of GFH Intermediate Holdings Ltd. (“GFHI” or “Intermediate”), and MICT Merger Subsidiary Inc., a British Virgin Islands company and a wholly owned subsidiary of Tingo Group (“Merger Sub”), as amended and restated on April 15, 2020 (the “Restated Merger Agreement” or “Merger”), we have been operating in the financial technology sector. GFHI is a financial technology company with a marketplace in China, as well as other areas of the world and is currently in the process of building various platforms for business opportunities in different insurance platform segments (formerly: verticals and technology segments) in order to capitalize on such technology and business. GFHI plans to increase its capabilities and its technological platforms through acquisition and licensing technologies to support its growth efforts in the different market segments. After the Merger, Tingo Group included the business of Intermediate, Tingo Group’s wholly-owned subsidiary, operating through Intermediate operating subsidiaries.

Following Intermediate’s acquisition of Magpie Securities Limited (“Magpie”), a Hong Kong securities and investment services firm, on February 26, 2021 and the subsequent receipt of regulatory approval from the Hong Kong Securities and Futures Commission, Magpie is licensed to deal in securities, futures and options, and also undertake the business of securities advisory services and asset management.

Intermediate launched Magpie Invest, a global stock trading app, on September 15, 2021, through its wholly owned subsidiary, Magpie Securities Limited (“Magpie”). Magpie Invest is a proprietary technology investment trading platform. The Magpie Invest technology allows the platform to currently connect to seven major stock exchanges with the ability to connect to other major exchanges as the business need arises.

Following Intermediate’s acquisition of Huapei Global Securities, Ltd., a Hong Kong securities and investment services firm, on February 26, 2021 and the subsequent receipt of regulatory approval from the Hong Kong Securities and Futures Commission, Magpie is licensed to deal in securities, futures and options, and also undertake the business of securities advisory services and asset management.

Magpie is a member of the Hong Kong Stock Exchange, the Hong Kong Stock Exchange Clearing Company, the Hong Kong Stock Exchange China Connect and the London Stock Exchange.

These opportunities will continue to be realized and executed through our business development efforts, which include the acquisition of potential target entities, business and assets (such as applicable required licenses) in the relevant business space and segments in which we plan to operate. We believe that this will allow the Company to enter into the market quickly and leverage existing assets in order to promote our growth strategy.

Prior to July 1, 2020, Tingo Group operated primarily through its Israel-based then majority-owned subsidiary, Micronet. Micronet, through both its Israeli and U.S. operational offices, designs, develops, manufactures and sells rugged mobile computing devices that provide fleet operators and field workforces with computing solutions in challenging work environments. Micronet’s vehicle portable tablets are designed to increase workforce productivity and enhance corporate efficiency by offering computing power and communication capabilities that provide fleet operators with visibility into vehicle location, fuel usage, speed and mileage. Furthermore, users are able to manage the drivers in various aspects, such as: driver behavior, driver identification, reporting hours worked, customer/organization working procedures and protocols, route management and navigation based on tasks and time schedule. End users may also receive real time messages for various services, such as pickup and delivery, repair and maintenance, status reports, alerts, notices relating to the start and ending of work, digital forms, issuing and printing of invoices and payments. Through its SmartHub product, Micronet provides its consumers with services such as driver recognition, identifying and preventing driver fatigue, recognizing driver behavior, preventive maintenance, fuel efficiency and an advanced driver assistance system. In addition, Micronet provides TSPs a platform to offer services such as “Hours of Service.” Micronet previously commenced and continues to evaluate integration with other TSPs. On May 9, 2021, following the exercise of options by certain minority stockholders, the Company’s ownership interest of Micronet was diluted to 49.88% and as a result the Company is no longer required to consolidate Micronet’s financial statements with the Company’s and include Micronet’s operating results in its financial statements. the Company owned 31.47% of the outstanding ordinary shares of Micronet and 26.77% on a fully diluted basis as of September 30, 2022.

The following diagram illustrates Tingo Group’s current corporate structure, including its subsidiaries, and variable interest entities (“VIEs”), as of December 31, 2022:

VIE agreements with Guangxi Zhongtong:

On January 1, 2021, as amended on August 6, 2021, Bokefa, our wholly foreign-owned enterprise (“WFOE”), Guangxi Zhongtong, and nominee shareholders of Guangxi Zhongtong entered into six agreements, (together, the “Guangxi Zhongtong VIE Agreements”), described below, pursuant to which Bokefa is deemed to have controlling financial interest and be the primary beneficiary of Guangxi Zhogntong. Therefore, Guangxi Zhongtong is deemed a VIE of Bokefa.

Loan Agreement

Pursuant to this agreement, Bokefa agreed to provide loans to the registered shareholders of Guangxi Zhongtong. The term of the loan shall start from the date when the loan is actually paid, until the date on which the loan is repaid in full. The agreement shall terminate when the shareholders repay the loan. The loan should be used solely for Guangxi Zhongtong’s operating expenses and should be exclusively repaid by transferring shares of Guangxi Zhongtong to Bokefa when PRC Law permits.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all the equity interest of Guangxi Zhongtong to Bokefa in accordance with relevant laws and provisions as provided in the agreement, or upon written notice by Bokefa to shareholders. In consideration of Bokefa’s loan arrangement, the shareholders have agreed to grant Bokefa an exclusive option to purchase their equity interest. Distribution of residual profits, if any, are restricted without the approval of Bokefa. Upon request by Bokefa, Guangxi Zhongtong is obligated to distribute profits to the shareholders of Guangxi Zhongtong, who must remit such profits to Bokefa immediately. Guangxi Zhongtong and its shareholders are required to act in a manner that is in the best interest of Bokefa with regards to Guangxi Zhongtong’s business operation.

Equity Pledge Agreement

The agreement will be terminated upon such date when the other agreements have been terminated. Pursuant to the agreement, the nominee shareholders pledged all their equity interest in Guangxi Zhongtong to Bokefa as security for the obligations in the other agreements. Bokefa has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Bokefa.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. Guangxi Zhongtong and its shareholders agree that the legal person, directors, general manager and other senior officers of Guangxi Zhongtong should be appointed or elected by Bokefa. Guangxi Zhongtong and its shareholders agree that all the financial and operational decisions for Guangxi Zhongtong will be made by Bokefa.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Bokefa agrees to provide exclusive technical consulting and support services to Guangxi Zhongtong and Guangxi Zhongtong agrees to pay service fees to Bokefa.

Entrustment and Power of Attorney Agreement

The shareholders of Guangxi Zhongtong agreed to entrust all the rights to exercise their voting power and any other rights as shareholders of Guangxi Zhongtong to Bokefa. The shareholders of Guangxi Zhongtong have each executed an irrevocable power of attorney to appoint Bokefa as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until deregistration of Guangxi Zhongtong.

On August 23, 2021, Beijing Yibao Technology Co., Ltd (“Beijing Yibao”), Guangxi Zhongtong Insurance Agency Co., Ltd (“Guangxi Zhongtong”), and two shareholders of Guangxi Zhongtong entered into a capital increase agreement pursuant to which Beijing Yibao will invest approximately RMB30 million (USD 4.7 million) into Guangxi Zhongtong. On October 21, 2021, Beijing Yibao transferred the funds separately and the transaction closed. As a result of the transaction, Beijing Yibao now holds a sixty percent (60%) equity interest in Guangxi Zhongtong and is the controlling shareholder. As a condition of the closing, the previous agreements consummated on January 1, 2021 per the GZ Frame Work Loan became null and void, and the loan should be repaid by the shareholders before December 31, 2022.

VIE agreements with Beijing Fucheng:

On December 31, 2020, as amended on August 25, 2021, Bokefa, Beijing Fucheng Lianbao Technology Co., Ltd. (“Beijing Fucheng”), and the shareholders of Beijing Fucheng entered into six agreements, described below, pursuant to which Bokefa is deemed to have a controlling financial interest and be the primary beneficiary of Beijing Fucheng,. Therefore, Beijing Fucheng is deemed a VIE of Bokefa. Beijing Fucheng was incorporated on December 29, 2020 and had no assets or liabilities as of December 31, 2022.

Loan Agreement

Pursuant to this agreement, Bokefa agreed to provide loans to the registered shareholders of Beijing Fucheng. The term of the loan under this agreement shall start from the date when the loan is actually paid and shall continue until the shareholders repay all the loan in accordance with this agreement. The agreement shall terminate when the shareholders repay the loan. The loan should be used solely for Beijing Fucheng’s operating expenses, and should be exclusively repaid by transferring shares of Beijing Fucheng to Bokefa when PRC Law permits. As of September 30, 2022 the loans were not drawn.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all of the equity interest of Beijing Fucheng to Bokefa in accordance with relevant laws and provisions as provided in the agreement, or upon written notice by Bokefa to the shareholders. In consideration for Bokefa’s loan arrangement, the shareholders have agreed to grant Bokefa an exclusive option to purchase their equity interest. Distribution of residual profits, if any, is restricted without the approval of Bokefa. Upon request by Bokefa, Beijing Fucheng is obligated to distribute profits to the shareholders of Beijing Fucheng, who must remit those profits to Bokefa immediately. Beijing Fucheng and its shareholders are required to act in a manner that is in the best interest of Bokefa with regards to Beijing Fucheng’s business operations.

Equity Pledge Agreement

The agreement will be terminated at the date when the other five VIE agreements between Beijing Fucheng and its shareholders have been terminated. Pursuant to the agreement, the shareholders pledged all their equity interest in Beijing Fucheng to Bokefa as security for their obligations under the agreements. Bokefa has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Bokefa.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. Beijing Fucheng and its shareholders agree that the legal person, directors, general manager and other senior officers of Beijing Fucheng should be appointed or elected by Bokefa. Beijing Fucheng and its shareholders agree that all financial and operational decisions of Beijing Fucheng will be made by Bokefa.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Bokefa agrees to provide exclusive technical consulting and support services to Beijing Fucheng and Beijing Fucheng agrees to pay service fees to Bokefa.

Entrustment and Power of Attorney Agreement

The shareholders of Beijing Fucheng agreed to entrust all the rights to exercise their voting power and any other rights as shareholders of Beijing Fucheng to Bokefa. The shareholders of Beijing Fucheng have each executed an irrevocable power of attorney to appoint Bokefa as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until deregistration of Beijing Fucheng.

VIE agreements with All Weather:

On July 1, 2021, Bokefa, All Weather, and nominee shareholders of All Weather entered into six agreements, described below, pursuant to which Bokefa is deemed to have a controlling financial interest and be the primary beneficiary of All Weather. All Weather is deemed a VIE of Bokefa.

Loan Agreement

Pursuant to this agreement, Bokefa agreed to provide loans to the shareholders of All Weather. The term of the loan shall start from the date when the loan is actually paid until the date on which the loan is repaid in full. The agreement shall terminate when the shareholders repay the loan. The loan should be used solely by All Weather for operating expenses, and should be exclusively repaid by transferring shares of All Weather to Bokefa when PRC Law permits.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all of the equity interest of All Weather to Bokefa in accordance with relevant laws and provisions in the agreement, or upon written notice by Bokefa to the shareholders. In consideration for Bokefa’s loan arrangement, the shareholders have agreed to grant Bokefa an exclusive option to purchase their equity interest. Distribution of residual profits, if any, is restricted without the approval of Bokefa. Upon request by Bokefa, All Weather is obligated to distribute profits to the shareholders of All Weather, who must remit the profits to Bokefa immediately. All Weather and its shareholders are required to act in a manner that is in the best interest of Bokefa with regard to All Weather’s business operations.

Equity Pledge Agreement

The agreement will be terminated at the date when the other agreements have been terminated. Pursuant to the agreement, the nominee shareholders pledged all of their equity interest in All Weather to Bokefa as security for their obligations pursuant to the other agreements. Bokefa has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Bokefa.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. All Weather and its shareholders agree that the legal person, directors, general manager and other senior officers of All Weather should be appointed or elected by Bokefa. All Weather and its shareholders agree that all the financial and operational decisions of All Weather will be made by Bokefa.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Bokefa agrees to provide exclusive technical consulting and support services to All Weather and All Weather agrees to pay service fees to Bokefa.

Entrustment and Power of Attorney Agreement

The shareholders of All Weather agreed to entrust all their rights to exercise their voting power and any other rights as shareholders of All Weather to Bokefa. The shareholders of All Weather have each executed an irrevocable power of attorney to appoint Bokefa as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until the deregistration of All Weather.

VIE agreements with Tianjin Dibao:

On April 2, 2022, Zhengzhong Energy, Tianjin Dibao, and nominee shareholder of Tianjin Dibao entered into six agreements, described below, pursuant to which Zhengzhong Energy is deemed to have a controlling financial interest and be the primary beneficiary of Tianjin Dibao. Tianjin Dibao is deemed a VIE of Zhengzhong Energy.

Loan Agreement

Pursuant to this agreement, Zhengzhong Energy agreed to provide loans to the shareholder of Tianjin Dibao. The term of the loan shall start from the date when the loan is actually paid. The agreement shall terminate when the shareholder repay the loan. The loan should be used solely to purchase Tianjin Dibao‘s 76% equity, and should be exclusively repaid by transferring shares of Tianjin Dibao to Zhengzhong Energy when PRC Law permits.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all of the equity interest of Tianjin Dibao to Zhengzhong Energy in accordance with relevant laws and provisions in the agreement, or upon written notice by Zhengzhong Energy to the shareholder. In consideration for Zhengzhong Energy’s loan arrangement, the shareholder have agreed to grant Zhengzhong Energy an exclusive option to purchase their equity interest. Distribution of residual profits, if any, is restricted without the approval of Zhengzhong Energy. Upon request by Zhengzhong Energy, Tianjin Dibao is obligated to distribute profits to the shareholder of Tianjin Dibao, who must remit the profits to Zhengzhong Energy immediately. Tianjin Dibao and its shareholder are required to act in a manner that is in the best interest of Zhengzhong Energy with regard to Tianjin Dibao’s business operations.

Equity Pledge Agreement

The agreement will be terminated at the date when the other agreements have been terminated. Pursuant to the agreement, the nominee shareholder pledged all of their equity interest in Tianjin Dibao to Zhengzhong Energy as security for their obligations pursuant to the other agreements. Zhengzhong Energy has the right to receive dividends on the pledged shares, and all shareholder are required to act in a manner that is in the best interest of Zhengzhong Energy.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. Tianjin Dibao and its shareholder agree that the legal person, directors, general manager and other senior officers of Tianjin Dibao should be appointed or elected by Zhengzhong Energy. Tianjin Dibao and its shareholder agree that all the financial and operational decisions of Tianjin Dibao will be made by Zhengzhong Energy.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Zhengzhong Energy agrees to provide exclusive technical consulting and support services to Tianjin Dibao and Tianjin Dibao agrees to pay service fees to Zhengzhong Energy.

Entrustment and Power of Attorney Agreement

The shareholder of Tianjin Dibao agreed to entrust all their rights to exercise their voting power and any other rights as shareholder of Tianjin Dibao to Zhengzhong Energy. The shareholder of Tianjin Dibao have each executed an irrevocable power of attorney to appoint Zhengzhong Energy as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until the deregistration of Tianjin Dibao.

Results of Operations

Year Ended December 31, 2022 Compared to Year Ended December 31, 2021

We measure our performance on a consolidated basis as well as the performance of each segment.

Revenues

Net revenues for the year ended December 31, 2022 were $146,035,000, compared to $55,676,000 for the year ended December 31, 2021, an increase of $90,359,000. The increase is mainly attributed to the acquisition of Tingo Mobile on December 1 2022, which in turn created the Company’s new Comprehensive Platform Service segment.

SEGMENT RESULTS OF OPERATIONS

(In Thousands, except percentages)	2022	2021	Percentage Change
Revenue
Fintech Verticals and Technology	$57,364	$54,932	4%
Online Stock Trading	55	18	205%
Comprehensive Platform Service	88,616	—	—%
Mobile Resource Management		726	—%
Total	$146,035	$55,676	262%

Loss from operating
Verticals and technology	$(12,538)	$(9,648)
Corporate and others	(26,203)	(20,744)
Online Stock Trading	(9,829)	(7,504)
Comprehensive Platform Service	36,778	—
Total	$(11,792)	$(37,896)

Reportable Segments

Fiscal Year 2022 Compared with Fiscal Year 2021

Fintech Verticals and Technology

•        Net revenues related to the fintech business and insurance agency business for the year ended December 31, 2022 was $57,364,000, as compared to $54,932,000 revenues for the year ended December 31, 2021, and reflects an increase of $2,432,000, for the year ended December 31, 2022 as compared to the same period last year. The increase is attributed to acquisition of All Weather which we started to consolidate their financial results and business lines from the consummation of the transaction on July 1, 2021 (as further detailed above),and was offset by decrease in revenues from Guangxi Zhongtong and Tianjing Bokefa as a result of the lockdown in certain cities and regions during 2022 due to COVID-19.

•        Cost of revenues for the year ended December 31, 2022 was $47,837,000, as compared to $45,740,000 for the year ended December 31, 2021, reflecting an increase of $2,097,000. The increase is attributable to costs associated to the operations of All Weather which we started to consolidate on July 1, 2021 and was offset by decrease in Cost of revenues from Guangxi Zhongtong as a result of the lockdown in certain cities and regions during 2022 due to COVID-19.

•        Gross profit for the year ended December 31, 2022 was $9,527,000, as compared to $9,192,000 Gross profit for the year ended December 31, 2021, reflecting an increase of $335,000. The increase is attributable to the introduced insurance products with higher gross margins in 2022 as compared to last year, including engineering insurance and liability insurance. Therefore, the change in product mix resulted in higher gross margins.

Loss from operations related to the Fintech business and insurance agency business for the year ended December 31, 2022 was $12,538,000, as compared to $9,648,000 for the year ended December 31, 2021, and reflects an increase of $2,890,000 or 30%, for the year ended December 31, 2022 as compared to the same period last year. The increase is attributed to increase in selling and marketing expenses and increase in research and development expenses as further detailed below.

Online Stock Trading

•        Net revenues related to the online stock trading platform segment for the year ended December 31, 2022 was $55,000, as compared to $18,000 for the year ended December 31, 2021, an increase of $37,000 as compared to last period. The increase is attributed to the launch of Magpie Invest, a global stock trading app, on September 15, 2021.

•        Cost of revenues related to the online stock trading platform segment for the year ended December 31, 2022 was $65,000 as compared to nil in 2021. The increase is attributed to the broker applied minimum monthly brokerage charge in year 2022.

•        Gross loss for the year ended December 31, 2022 was $10,000, as compared to gross profit of $18,000 for the year ended December 31, 2021, and reflects a decrease of $28,000. The decrease is attributed to the fact that the revenues can’t cover the broker monthly minimum charges.

•        Loss from operations related to the online stock trading platform segment for the year ended December 31, 2022 was $9,829,000, as compared to $7,504,000 for the year ended December 31, 2021, and reflects an increase of $2,325,000 for the year ended December 31, 2022 as compared to the same period last year. The increase is attributed to increase in service charges amounts to $2,240,000.

Comprehensive AgriFtinech Platform Service

•        Net revenues for the year ended December 31, 2022 was $88,616,000, as compared to nil for the year ended December 31, 2021.

•        The increase is attributable to the acquisition of Tingo Mobile which was completed on December 1, 2022. We consolidate the operation of Tingo Mobile for one month and we expect revenues to increase significantly from 2023 when such operations are consolidated for a full year. The revenues of Tingo Mobile are also expected to increase due to its geographical expansion and the significant trade partnerships entered into during Q4 2022.

•        Cost of revenues for the year ended December 31, 2022 was $33,341,000, an increase of $33,341,000. The increase relates to the cost of revenues of Tingo Mobile since its acquisition and consolidation on December 1, 2022.

•        Gross profit for the year ended December 31, 2022 was $55,275,000 representing 62% margin. We believe that such margins will increase as a higher proportion of the revenues in Tingo Mobile are expected to be generated from its Nwassa digital marketplace and services.

•        Gain from operations related to the Comprehensive AgriFtinech Platform Service segment for the year ended December 31, 2022 was $36,778,000. The increase is attributable to the acquisition of Tingo Mobile which was completed on December 1, 2022. We consolidate the operation of Tingo Mobile for one month.

Net revenues related to the Mobile Resource Management (MRM (Micronet)) for the year ended December 31, 2022 were $0, as compared to $726,000 for the year ended December 31, 2021 and reflects a decrease of $726,000 for the year ended December 31, 2022. MRM revenues were solely contributed by Micronet. The changes is attributed to the consolidation of the MRM Segment (Micronet) results as of the second quarter of 2020 and the dilution in our ownership and voting interests in Micronet, causing us to cease consolidating Micronet’s operations in our financial statements commencing from May 9, 2021.

Cost of revenues

Total Cost of revenues for the year ended December 31, 2022 was $81,243,000, compared to $46,456,000 for the year ended December 31, 2021. This represents an increase of $34,787,000, for the year ended December 31, 2022 as compared to the same period last year.

There was no Cost of revenues related to the MRM segment for the year ended December 31, 2022, as compared to $716,000 for the year ended December 31, 2021. The decrease is attributed to the dilution in our ownership and voting interests in Micronet, causing us to cease consolidating Micronet’s operations in our financial statements from May 9, 2021 through December 31, 2022.

Gross profit

Gross profit for the year ended December 31, 2022 was $64,792,000, representing 44% of the revenues. This is in comparison to gross profit of $9,220,000, representing 16% of the revenues for the year ended December 31, 2021 and reflects an increase of $55,572,000, for the year ended December 31, 2022 as compared to the same period last year. The increase is mainly attributable to the acquisition of Tingo Mobile, as well as to the development of our fintech business and insurance agency business.

There was no Gross profit related to the MRM (Micronet) segment for the year ended December 31, 2022, as compared to gross loss of $10,000 for the year ended December 31, 2021 and reflects a decrease of $10,000 for the year ended December 31, 2022. MRM Gross profit were. The change is attributed to the dilution in our ownership and voting interests in Micronet, causing us to cease consolidating Micronet’s operations in our financial statements from May 9, 2021.

Selling and Marketing Expenses

Selling and Marketing expenses are part of operating expenses. Selling and marketing cost for the year ended December 31, 2022, was $11,140,000, as compared to $6,814,000 for year ended December 30, 2021. This represents an increase of $4,326,000, for the year ended December 31, 2022 as compared to the same period last year. The increase is mainly the result of: (i) an increase of $1,469,000 related to the operations of Tingo Mobile and; (ii) an increase of marketing charges related to the insurance brokerage within the Fintech Verticals and Technology segment, in an amount of $3,483,000 and; (iii) a decrease of $601,000 related to Online Stock trading segment. As global stock markets suffered sell-offs and high levels of volatility, resulting in reduced levels of retail investment, Magpie significantly reduces its marketing activity and instead focused on pivoting its business to a B2B model and to compliment the established business model of Tingo Mobile.

General and Administrative Expenses

General and administrative expenses are part of operating expenses. General and administrative expenses for the year ended December 31, 2022 was $58,165,000, compared to $36,488,000 for the year ended December 31, 2021. This represents an increase of $21,677,000, which is due in the main to (i) nonrecurring merger costs of $9,573,000, as noted above, (ii) an increase in salaries associated with the operations of the Fintech Verticals and Technology segment, whereby in 2021 we completed acquisitions of several insurance businesses that were only consolidated for part of the year, from the date of acquisition, whereas a full year of costs is included in 2022. The wages and salaries for the year ended December 31, 2022 also includes $3,603,000 of costs relating to Tingo Mobile; (iii) an increase in depreciation of $1,693,000, which relates in the main to Tingo Mobile; (iv) a decrease in share based expenses to directors and employees in the of amount of $4,633,000; and (v) an increase in service charges, mainly relating to the Online Stock Trading segment as the year ended December 31, 2021 only included such costs from the date of launch in September 2021, whereas the year ended December 31, 2022 includes a full year of costs. The increase in service charges amounts to $2,240,000.

Research and Development Expenses

Research and development costs, includes mainly salaries, materials and sub-contractors. R&D expenses for the year ended December 31, 2022 was $1,689,000, compared to $889,000 for the year ended December 31, 2021 an increase of $800,000. On one hand, we have an increase of $1,145,000 in expenses related to the acquisition of Zhongtong and All weather in 2021. On the other hand, we have a decrease of $231,000 from deconsolidation of the MRM segment (Micronet) results with the company from the second quarter of 2021, and because the global stock markets trading keep going downwards, we can see a decrease of $114,000 from research and development expenses.

Loss from Operations

Our loss from operations for the year ended December 31, 2022 was $11,792,000, compared to loss from operations of $37,896,000, for the year ended December 31, 2021. The decrease in loss from operations is mainly attributable to the profitable operations of Tingo mobile that we consolidated in December 1, 2022 for the first time.

Finance Income (Expense), Net

Finance income (expenses), net for the year ended December 31, 2022, was $(750,000) compared to $395,000 for the year ended December 31, 2021a decrease of $1,145,000. The decrease in financial expenses, net for the year ended December 31, 2022, is primarily due to a net favorable change in exchange rates.

Net Loss Attributed to Tingo Group, Inc.

Our net loss for the year ended December 31, 2022, was $47,069,000, compared to $36,428,000, for the year ended December 31, 2021 an increase of $10,641,000. The increase for the year ended December 31, 2022 is mainly a result of an increase in tax expenses relating to the acquisition and consolidation of Tingo.

Liquidity and Capital Resources

We have funded our operations with proceeds from the sales of shares of our common stock, which we undertook in November 2020 and February and March 2021. As of December 31, 2022, our total cash and cash equivalents balance was $500,316,000, as compared to $96,619,000 as of December 31, 2021. This reflects an increase of $403,697,000 in cash and cash equivalents which relates in the main to the acquisition and consolidation of Tingo Mobile on December 1, 2022, which had accumulated such cash through its trading activities. Notwithstanding the sizeable cash balance held by Tingo Mobile, it should be noted that the majority of the cash is held at its bank in Nigeria, and there are certain foreign exchange restrictions in place that limit the conversion of such cash into US Dollars, and into other currencies from Naira. As stated in numerous recent Company announcements, we are progressing a strategy to dollarize the business of Tingo Mobile, including through the Tingo DMCC commodity trading platform and export business; expansion into other countries that have freely tradeable currency, such as Ghana, Malawi and Dubai; and through the launch of TingoPay in partnership with Visa.

The Company’s operations are cash generative following the acquisition of Tingo Mobile Limited. There is however the possibility that the Company may seek to raise external financing in the future, if required to fund its growth plans and expansion strategy

As stated above, the majority of the cash held by Tingo in Nigeria is not freely transferable inside the group. Even taking into account the foreign exchange restrictions on the cash in Tingo Mobile, based on our current operating plan we believe that our cash, cash equivalents, as of December 31, 2022, will be sufficient to fund our currently projected operating expenses for at least the next 12 months.

Sales of our Securities

On February 11, 2021, the Company announced that it has entered into a securities purchase agreement (the “February Purchase Agreement”) with certain institutional investors for the sale of (i) 22,471,904 shares of common stock, (ii) 22,471,904 Series A warrants to purchase 22,471,904 shares of common stock and (iii) 11,235,952 Series B warrants to purchase 11,235,952 shares of common stock at a combined purchase price of $2.67 (the “February Offering”). The gross proceeds to the Company from the February Offering were expected to be approximately $60.0 million. The Series A warrants are exercisable nine months after the date of issuance, have an exercise price of $2.80 per share and will expire five and one-half years from the date of issuance. The Series B warrants are exercisable nine months after the date of issuance, have an exercise price of $2.80 per share and will expire three and one-half years from the date of issuance. The Company received net proceeds of $54.0 million on February 16, 2021 after deducting the placement agent’s fees and other expenses.

On March 2, 2021, the Company entered into a securities purchase agreement (the “March Purchase Agreement”) with certain investors for the purpose of raising approximately $54.0 million in gross proceeds for the Company. Pursuant to the terms of the March Purchase Agreement, the Company agreed to sell, in a registered direct offering, an aggregate of 19,285,715 shares of the Company’s common stock, par value $0.001 per share, at a purchase price of $2.675 per Share and in a concurrent private placement, warrants to purchase an aggregate of 19,285,715 shares of common stock, at a purchase price of $0.125 per warrant, for a combined purchase price per share and warrant of $2.80 which was priced at the market under Nasdaq rules. The warrants are immediately exercisable at an exercise price of $2.80 per share, subject to adjustment, and expire five years after the issuance date. The closing date for the March Purchase Agreement was on March 4, 2021. The Company received net proceeds of $48.69 million on March 4, 2021, after deducting the placement agent’s fees and other expenses.

Contractual Obligations

We have certain fixed contractual obligations and commitments that include future estimated payments. Changes in our business needs, cancellation provisions, and other factors may result in actual payments differing from the estimates. The following tables summarize our contractual obligations as of December 31, 2022, and the effect these obligations are expected to have on our liquidity and cash flows in future periods.

Contractual Obligation:	Total	Less than 1 year	1 – 3 year	3 – 5 year	5+ year
Office leases commitment	2,246,040	1,287,995	904,174	53,871	—
Short-term debt obligations Commitment	837,442	460,477	376,965	—	—
Services Contract Commitment	260,975	260,975	—	—	—
Total	3,344,457	2,009,447	1,281,139	53,871	—

Loans Provided by Tingo Group

On May 13, 2022, the Company and TMNA executed a loan agreement pursuant to which the Company agreed to loan TMNA (“Maker”) a sum of $3,000,000 (the “Note” and “Loan” respectively). The Loan bears an annual interest of 5%. The principal balance of the Loan and any accrued and unpaid interest due under the Note shall be due and payable on May 10, 2024 (“Initial Maturity Date”). The principal balance may be prepaid at any time by Maker without penalty.

On July 28, 2022, the Company agreed to replace the Note with a new note (“New Note”), pursuant to which the amount of the Loan granted under the New Note is $3,500,000, with all other terms remaining in effect without a change.

On September 28, 2022, the Company agreed to replace the New Note with a second new note (“Second New Note”), pursuant to which the amount of the Loan granted under the New Note is $3,700,000, with all other terms remaining in effect without a change.

On October 6, 2022, the Company agreed to replace the Second New Note with a third new Note (“Third New Note”) in the aggregate principal amount of $23,700,000 with all other terms remaining in effect without a change.

On December 21, 2022, the Company and its subsidiary, MICT Fintech executed a loan agreement pursuant to which the Company agreed to loan MICT Fintech a sum of $10,000,000, with interest charged at a rate of 10% per annum. The principal balance of the loan and any accrued and unpaid interest shall be due and payable on December 31, 2023. On the same date, MICT Fintech loaned $10,000,000 to its subsidiary, Tingo Mobile, with interest charged at a rate of 25% per annum. The principal balance of this loan and any accrued and unpaid interest shall also be due and payable on December 31, 2023. The purpose of the loan is to fund costs relating to the purchase of smartphone handsets to be provided under operating lease agreements to two key customers of Tingo Mobile and Tingo Ghana Limited, which in turn is expected to facilitate a number of business revenue streams for Tingo Mobile and Tingo Ghana Limited, including but not limited to operating lease revenues, platform transaction revenues, product sale commissions and commodity export revenues.

Debt Repayment

As of December 31, 2022, the Company had short-term loans from others of $460,000 comprised as follows: $286,000 loans of All Weather Insurance Agency bear interest of 0%, will be repaid before December 31, 2023. The $174,000 loans of Zhongtong Insurance that bear interest of 10% will be repaid before December 31, 2023.

As of December 31, 2021, the Company had short-term loans from others of $1,657,000 comprised as follows: $1,155,000 loans of All Weather Insurance Agency bear interest of 0%, of which $1,088,000 will be repaid on December 31, 2022 and $67,000 will be repaid on August 3, 2022. The $314,000 loans of Zhongtong Insurance that bear interest of 10% has been repaid subsequently on January 11, 2022, and the remaining loans of Zhongtong Insurance in amount of $188,000 loans that bear interest of 10% will be repaid before December 31, 2022.

As of December 31, 2022, the Company had long-term loans from others of $377,000 comprised as follows: $377,000 loans of All Weather Insurance Agency bear interest of 0%, will be repaid before December 31, 2025.

For the year ended December 31, 2022, our working capital was $265,781,000, compared to $102,107,000 for the year ended December 31, 2021. The increase is mainly due to the increase in our cash and trade account receivable, in relation to our acquisition and consolidation of Tingo Mobile on December 1, 2022, as described above. Based on our current business plan, and in view of our cash balance following the completion of the acquisition of Tingo Mobile, we anticipate that our cash balances will be sufficient to permit us to conduct our operations and carry out our contemplated business plans for at least the next 12 months from the date of this Report.

	For the Year Ended December 31,
	2022	2021
	USD in thousands	USD in thousands
Net Cash provided by (used in) Operating Activities	$46,011	$(31,336)
Net Cash provided by (used in) Investing Activities	366,961	(8,853)
Net Cash provided by (used in) Financing Activities	(10,715)	109,602
Translation adjustment on cash and restricted cash	1,256	97
Cash and cash equivalents and restricted cash at Beginning of Period	99,036	29,526
Cash and cash equivalents and restricted cash at end of period	$502,549	$99,036

Cash Flow from Operating Activities

For the year ended December 31, 2022, our cash flows from operating activities related to net loss adjusted for non-cash expenses, primarily depreciation and amortization and share based compensation in the amount of $(47,755,000), as well as (1) changes in deferred tax, net of $(28,759,000) which relates in the main to the deferred tax arising on the Purchase Price Allocation for the acquisition of Tingo Mobile; and (2) effects of changes in working capital in the amount of $30,503,000, which in the main relate to the acquisition and consolidation of Tingo Mobile, which completed on December 1, 2022.

For the year ended December 31, 2021, our cash flows from operating activities related to net loss adjusted for non-cash expenses, primarily depreciation and amortization and share based compensation in the amount of $(18,979,000), as well as (1) changes in deferred tax, net of $2,539,000, and (2) effects of changes in working capital in the amount of $47,776,000.

Cash Flow from Investing Activities

For the year ended December 31, 2022, we had net cash inflows arising from investing activities of $366,961,000, which consisted of (1) net cash used in investing of purchase of property and equipment of $39,645,000 and (2) cash held by at Tingo Mobile of $(430,563,000) which was consolidated into the Company from the completion of its acquisition on December 1, 2022 and (3) repayment of loan back from Micronet of $(534,000) (4) the issuance of a loan to Tingo Inc of $23,700,000 (5) loan to related party of $791,000.

For the year ended December 31, 2021, we had net cash used in investing activities of $8,853,000, which consisted of (1) deconsolidation of Micronet operations of $2,466,000, (2) loan to related party of $4,265,000, (3) purchase of property and equipment of $689,000 and (4) investment in new companies and expansion of business activities of $913,000 and (5) additional intangible assets of $520,000.

Cash Flow from Financing Activities

For the year ended December 31, 2022, we had net cash provided by financing activities of $10,715,000, which consisted of: (1) repayment of loan to related party and others of $10,859,000 and (2) short term loan from bank of $(144,000).

For the year ended December 31, 2021, we had net cash provided by financing activities of $109,602,000, which primarily consisted of: (1) Proceeds from issuance of shares and warrants of $(105,366,000) from our public offering in February and March 2021; (2) proceeds from the exercise of warrants and options of $(2,554,000); (3) Repayment of current maturity of long-term bank loans of $195,000 and (4) receipt of loan from others of $(1,657,000) and (5) loan repayment from Micronet of $(220,000).

Financing Needs

The Company’s operations are cash generative following the acquisition of Tingo Mobile Limited. There is however the possibility that the Company may seek to raise external financing in the future, if required to fund its growth plans and expansion strategy, for example in relation to financing Tingo Foods’ share of the build and fit out of its new food processing facility.

In the event that any external financing is required to cover Tingo Foods’ share of the build and fit out of the new food processing facility, which is estimated at $500 million, the Company will seek to do so by raising debt funding.

Based on our current business plan, and in view of our cash balance following the Merger transaction described in this Item 2, we anticipate that our cash balances will be sufficient to permit us to conduct our operations and carry out our contemplated business plans for at least the next 12 months from the date of this Report.

Critical Accounting Policies and Estimates

In the preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), we are required to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, expenses, and the related disclosures. Our management reviews these estimates and assumptions on an ongoing basis. While we believe the estimates and judgments we use in preparing our consolidated financial statements are reasonable and appropriate, they are subject to future events and uncertainties regarding their outcome; therefore, actual results may materially differ from these estimates. If actual amounts are ultimately different from our estimates, the revisions are included in our results of operations for the period in which the actual amounts first become known. We consider the following items in the consolidated financial statements to require significant estimation or judgment. See Note 2 to our consolidated financial statements for a summary of our significant accounting policies.

Acquisition Accounting

We have made significant acquisitions in the past and we intend to make additional acquisitions in the future that meet our selection criteria with an objective of increasing our revenues, improving our profitability, diversifying our end market and geographic exposure and strengthening our competitive position. The assets acquired and liabilities assumed are recorded based on their respective fair values at the date of acquisition. Such fair market value assessments require judgments and estimates that can be affected by various factors over time, which may cause final amounts to differ materially from original estimates. The significant judgments include the estimation of future cash flows, which are dependent on forecasts; the estimation of a long-term rate of growth; the estimation of the useful life over which cash flows will occur; and the determination of a risk-adjusted weighted average cost of capital. When appropriate, our estimates of the fair values of assets and liabilities acquired include assistance from independent third-party appraisal firms. The judgments made in determining the estimated fair value assigned to the assets acquired, as well as the estimated life of the assets, can materially impact net income in periods subsequent to the acquisition through depreciation and amortization, and in certain instances through impairment charges, if the asset becomes impaired in the future. As discussed below, we regularly review for impairments.

New and used equipment inventories, long-lived assets (primarily rental equipment), goodwill, and other intangible assets generally represent the largest component of our acquisitions. Inventories acquired in the transaction are valued at fair value, which approximates a market participant’s estimated selling price adjusted for (1) costs to sell and (2) a reasonable profit allowance. In addition to long-lived assets, we also acquire other assets and assume liabilities. These other assets and liabilities typically include, but are not limited to, accounts receivable, accounts payable, floor plans payable and other working capital items.

Because of their short-term nature, the fair values of these assets and liabilities generally approximate the carrying values reflected on the acquired entities balance sheets. However, when appropriate, we adjust these carrying values for factors such as collectability, existence, and consistency with Company accounting policies.

We record as goodwill the excess of the consideration transferred over the fair values of the identifiable net assets acquired. The intangible assets that we have acquired consist of tradenames, technology related intangibles and customer relationships. A tradename has a fair value equal to the present value of the royalty income attributable to it. The royalty income attributable to a tradename represents the hypothetical cost savings that are derived from owning the tradename instead of paying royalties to license the tradename from another owner.

Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the U.S., or GAAP, we provide additional financial metrics that are not prepared in accordance with GAAP, or non-GAAP financial measures. Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes and to evaluate our financial performance.

Management believes that these non-GAAP financial measures reflect our ongoing business in a manner that allows for meaningful comparisons and analysis of trends in our business, as they exclude expenses and gains that are not reflective of our ongoing operating results. Management also believes that these non-GAAP financial measures provide useful information to investors in understanding and evaluating our operating results and future prospects in the same manner as management and in comparing financial results across accounting periods and to those of peer companies.

The non-GAAP financial measures do not replace the presentation of our GAAP financial results and should only be used as a supplement to, not as a substitute for, our financial results presented in accordance with GAAP.

The non-GAAP adjustments, and the basis for excluding them from non-GAAP financial measures, are outlined below:

•        Amortization of acquired intangible assets — We are required to amortize the intangible assets, included in our GAAP financial statements, related to the Transaction and the Acquisition. The amount of an acquisition’s purchase price allocated to intangible assets and term of its related amortization are unique to these transactions. The amortization of acquired intangible assets are non-cash charges. We believe that such charges do not reflect our operational performance. Therefore, we exclude amortization of acquired intangible assets to provide investors with a consistent basis for comparing pre- and post-transaction operating results.

•        Stock-based compensation is share based awards granted to certain individuals. They are non-cash and affected by our historical stock prices which are irrelevant to forward-looking analyses and are not necessarily linked to our operational performance.

•        Expenses related to the purchase of a business — These expenses relate directly to the purchase of the Tingo Mobile transaction and consist mainly of legal and accounting fees, insurance fees and other consultants. We believe that these expenses do not reflect our operational performance. Therefore, we exclude them to provide investors with a consistent basis for comparing pre- and post-Mobile Business purchase operating results.

•        Expenses related to settlement agreement — These expenses relate directly to the settlement agreement with Maxim and Sunrise. More information can be found in the legal proceeding part.

The following table reconciles, for the periods presented, GAAP net loss attributable to Tingo Group to non-GAAP net income attributable to Tingo Group. and GAAP loss per diluted share attributable to Tingo Group to non-GAAP net loss per diluted share attributable to Tingo Group.:

	Year ended December 31,
	(Dollars in Thousands, other than share and per share amounts)
	2022	2021
GAAP net loss attributable to Tingo Group, Inc.	$(47,069)	$(36,428)
Amortization of acquired intangible assets	5,590	2,925
Stock-based compensation	6,615	10,580
Expenses related to purchase of a business	9,574	—
One time expenses relates to settlement agreement	143	303
Income tax effect of above non-GAAP adjustments	(1,543)	(773)
Total Non-GAAP net loss attributable to Tingo Group, Inc.	$(26,690)	$(23,393)

Non-GAAP net loss per diluted share attributable to Tingo Group, Inc.	$(0.21)	$(0.20)
Weighted average common shares outstanding used in per share calculations	129,345,764	112,562,199
GAAP net loss per diluted share attributable to Tingo Group, Inc.	$(0.36)	$(0.32)
Weighted average common shares outstanding used in per share calculations	129,345,764	112,562,199

Financing Needs

The Company will be required to support its own operational financial needs, which include, among others, our general and administrative costs (such as for our various consultants in regulatory, tax, legal, accounting and other areas of business) and our financing costs related to the loans and funding instruments assumed by us.

We expect the net proceeds from the sale of the securities will be used to fund the growth and development of our business, as well as for working capital and for other general corporate purposes. We may also use a portion of the net proceeds to acquire or invest in businesses, products and technologies that are complementary to our business, but we currently have no commitments or agreements relating to any of these types of transactions.

Based on our current business plan, and in view of our cash balance following the transactions described in this Item 2, we anticipate that our cash balances will be sufficient to permit us to conduct our operations and carry out our contemplated business plans for at least the next 12 months from the date of this Report.

TMNA MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Tingo, Inc. (“we,” “us,” “our,” “TMNA”), a Nevada corporation, was formed on February 17, 2015. Our shares trade on the OTC Markets trading platform under the symbol ‘TMNA’.

As described more fully under Sale of Tingo Mobile below, on December 1, 2022, we sold Tingo Mobile Limited (“Tingo Mobile”), our sole operating subsidiary, to Tingo Group, Inc. (“TIO”), a Nasdaq-traded financial services company (formerly known as MICT, Inc.), in exchange for 25,783,675 shares of TIO common stock and two series of preferred stock that are convertible into TIO common stock upon the occurrence of certain conditions (“Preferred Stock”). If we convert all of the shares of Preferred Stock, our shareholding in TIO will be equal to 75.0% of TIO’s outstanding common stock, calculated as of the date of the sale of Tingo Mobile. Importantly, because we expect to hold 75.0% of the outstanding TIO common stock at some point during 2023, this report will discuss the historical operations of Tingo Mobile as a former subsidiary of TMNA, and will discuss the future operations of Tingo Mobile as a pending subsidiary of TMNA.

Prior to our sale of Tingo Mobile, TMNA, together with its operating subsidiary, was an Agri-Fintech company offering a comprehensive platform service through use of smartphones — ‘device as a service’ (using GSM technology) to empower a marketplace to enable subscribers/farmers within and outside of the agricultural sector to manage their commercial activities of growing and selling their production to market participants both domestically and internationally. The ecosystem provides a ‘one stop shop’ solution to enable such subscribers to manage everything from airtime top ups, bill pay services for utilities and other service providers, access to insurance services and micro finance to support their value chain from ‘seed to sale’.

As of December 1, 2022, the date of our sale of Tingo Mobile, we had approximately 9.3 million subscribers using our mobile phones and Nwassa payment platform (www.nwassa.com). Nwassa is Africa’s leading digital agriculture ecosystem that empowers rural farmers and agri-businesses by using proprietary technology to enable access to markets in which they operate. Farm produce can be shipped from farms across Africa to any part of the world, in both retail and wholesale quantities. Nwassa’s payment gateway also has an escrow structure that creates trust between buyers and sellers. Tingo Mobile’s system provides real-time pricing, straight from the farms, eliminating middlemen. The customers of Tingo Mobile users pay for produce bought using available pricing on Tingo Mobile’s platform. Its platform is paperless, verified and matched against a smart contract. Data is efficiently stored on the blockchain.

Tingo Mobile’s platform has created an escrow solution that secures the buyer, funds are not released to its members until fulfilment. The platform also facilitates trade financing, ensuring that banks and other lenders compete to provide credit to its members.

Although Tingo Mobile has a large retail subscriber base, it is essentially a business-to-business-to-consumer (B2B2C) business model. Each of Tingo Mobile’s subscribers is a member of one of two large farmers’ cooperatives with whom it has a contractual relationship and which relationship facilitates the distribution of its branded smartphones into various rural communities of member farmers. And it is through its phones and its proprietary applications imbedded therein where Tingo Mobile is are able to distribute its wider array of agri-fintech services and generate the diverse revenue streams as described in more detail in this report.

Our principal office is located at 11650 South State Street, Suite 240, Draper, UT 84020, and the telephone number is +1-385-463-8168. Our corporate website is located at www.tingoinc.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed or furnished to the Securities and Exchange Commission (“SEC”). Our shares are traded on OTC Markets under the ticker symbol “TMNA”.

Sale of Tingo Mobile

Overview.    On December 1, 2022, we sold Tingo Mobile, our sole operating subsidiary, to Tingo Group, Inc. (formerly known as MICT, Inc.), a Delaware corporation whose common shares are traded on the Nasdaq Capital Market under the symbol ‘TIO’. The sale was accomplished via a multi-phase forward triangular merger. Under the terms of the Merger Agreement we entered into with TIO and representatives of each of the shareholders of TMNA and TIO, we contributed our ownership of Tingo Mobile to a newly organized holding company incorporated in the British

Virgin Islands (“Tingo BVI Sub”). We then merged Tingo BVI Sub with and into MICT Fintech Ltd, a wholly-owned subsidiary of TIO also incorporated in the British Virgin Islands (“MICT Fintech”), resulting in Tingo Mobile being wholly-owned by TIO as a third-tier subsidiary (hereinafter, the “Merger”).

Consideration Received.    As consideration for the Merger, we received the following:

•        Common and Preferred Stock. At the closing of the Merger, we received 25,783,675 shares of newly-issued common stock of TIO equal to 19.9% of its outstanding shares, calculated as of the closing date of the Merger, and two series of convertible preferred shares — Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series B Convertible Preferred Stock (“Series B Preferred Stock”).

•        Undertaking to Pay Certain Liabilities of TMNA. Pursuant to the terms of the Merger Agreement, we also received an undertaking from TIO to pay certain liabilities and accounts payable of TMNA as of November 30, 2022, as well as certain other expenses relating to the maintenance of our reporting status under the Securities Exchange Act for the one-year period following the Merger. As of December 31, 2022, the amount due to us pursuant to this undertaking was approximately $3.7 million. This amount is set forth below in our audited financial statements as ‘Due from Related Party’ under Note 10 — Loans and Other Amounts Receivable.

Structure.    Immediately following the Merger, our ownership interest in TIO and TIO’s ownership of Tingo Mobile was as shown in the following diagram (other subsidiaries of TIO not shown):

TINGO, INC. (OTC: TMNA)
(Nevada)
25,783,675 shares of common stock
Series A Convertible Preferred Stock
Series B Convertible Preferred Stock
TINGO GROUP, INC. (Nasdaq: TIO)
(Delaware)
TINGO GROUP HOLDINGS, LLC
(Delaware)
MICT FINTECH LTD
(BVI)
TINGO MOBILE LTD
(Nigeria)

Key Terms of Series A Preferred Stock.    Upon the approval of TIO’s stockholders, the Series A Preferred Stock will convert into 20.1% of the outstanding shares of TIO common stock, calculated as of the closing date of the Merger. If such shareholder approval is not obtained by June 30, 2023, all issued and outstanding shares of Series A Preferred Stock must be redeemed by TIO in exchange for TMNA receiving 27% of the total issued and outstanding shares of Tingo Group Holdings, LLC, a Delaware-incorporated subsidiary of TIO as shown in the diagram above (“TGH”). TGH is the immediate parent of MICT Fintech, which is the sole shareholder of Tingo Mobile.

Key Terms of Series B Preferred Stock.    Upon approval by Nasdaq of the change of control of TIO and upon the approval of TIO’s stockholders, the Series B Preferred Stock will convert into 35.0% of the outstanding shares of TIO common stock, calculated as of the closing date of the Merger, giving TMNA an aggregate ownership of 75.0% of TIO’s outstanding common stock. If such shareholder or Nasdaq approval is not obtained by June 30, 2023, we will have the right to cause TIO to redeem all of the Series B Preferred Stock for either of the following, at our option: (x) $666,666,667 in cash or, (y) a 33.0% ownership interest in TGH.

Temporary Investment Company Status.    Effective upon the closing of the Merger, TMNA became subject to the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, any issuer of securities that has more than 100 beneficial owners and holds ‘investment securities’ (as defined under the 1940 Act) that exceed more than 40% of the value of the issuer’s unconsolidated assets is considered an ‘investment company’ and is therefore subject to various requirements of the 1940 Act, unless an exemption therefrom is applicable. One such requirement of the 1940 Act includes determining the fair value of equity securities held by the issuer instead of consolidating the underlying operations of such equity holdings. Rule 3a-2 permits issuers such as TMNA, to be “deemed not to be engaged in the business of investing, reinvesting, owning, holding or trading in securities” for up to one year from the date that the 1940 Act would have technically applied if (i) the issuer’s business activities are inconsistent with those of an investment company, and (ii) the issuer’s governing board passes a resolution stating the issuer’s “bona fide intent to be engaged primarily, as soon as is reasonably possible” to be “in a business other than that of investing, reinvesting, owning, holding or trading in securities” within such one year period. Because TMNA is actively involved in acquiring operating assets or otherwise developing other operating businesses, its present activities are inconsistent with those of an investment company. Moreover, inasmuch as TMNA expects to effect a conversion of the Series A Preferred Stock and the Series B Preferred Stock no later than June 30, 2023 and, therefore, consolidate the operations of TIO and its subsidiaries with TMNA’s own operations, TMNA has expressed its bona fide intent to be in a business other than that of an investment company.

Results of Operations

Use of Partial Year Results for Tingo Mobile

Because we sold Tingo Mobile, our sole operating subsidiary, on December 1, 2022, our consolidated revenues for 2022 reflect the results of Tingo Mobile for only eleven months instead of the full year. Nevertheless, we believe it instructive to show comparative growth from 2021 full year results to the eleven months ended November 30, 2022, as we believe it gives readers a better review of the overall trends in the operations and growth of Tingo Mobile in comparison to prior periods. In addition, as discussed under Sale of Tingo Mobile above, inasmuch as we expect to convert our holding of Series B Preferred Stock in TIO, and gain a controlling interest in TIO later in 2023, we expect to again consolidate the results of Tingo Mobile and its affiliates with those of TMNA. Anticipated future results of Tingo Mobile and its affiliates are therefore, in our view, highly relevant to a discussion concerning the anticipated future results of TMNA on a consolidated basis.

Year Ended December 31, 2022 Compared with the Year Ended December 31, 2021

TMNA’s consolidated results from operations for the years ended December 31, 2022 and 2021 are summarized as follows:

	Years Ended December 31,
(in Thousands)	2022	% of Revenue	2021	% of Revenue
Revenue(1)	$989,217	—	$865,838	—
Operating Expense	(563,041)	56.92%	(800,479)	92.45%
Operating Income	426,176	43.08%	65,359	7.55%
Other Income (Expenses), net	204,716	20.69%	417	0.05%
Income before taxes	630,891	63.78%	65,776	7.60%
Income tax expense	(179,638)	18.16%	(104,802)	12.10%
Net Income (Loss)	$451,253	45.62%	$(39,026)	4.51%

____________

(1)      Revenue total reflects eleven months ended November 30, 2022. 2021 revenue amounts represent full-year results.

Revenue

Generally.    Total revenue for Tingo Mobile increased from $865.8 million in 2021 to $989.2 million for the 11 months ended November 30, 2022, an increase of $123.4 million or 14.3%. This followed an increase of $280.5 million, or 47.9%, in 2021 from revenue of $585.3 million in 2020. The increase in the partial year results of 2022 over the full year results of 2021 was principally due to the following:

•        The increased use of agri-fintech services by Tingo Mobile’s subscribers, which saw a record increase of approximately $281.0 million, or 141.5%, in revenue for Nwassa, its Agri-fintech platform for the 11 months ended November 30, 2022 as compared to the full year ended December 31, 2021. Tingo Mobile’s strategy of enabling rural communities with an affordable smartphone ‘device as a service’ has proved successful in increasing the volume of agri produce trading being conducted on the platform, where revenue has more than tripled over the full year 2021, with partial year 2022 revenue of $245.5 million (2021 – $80.7 million).

•        Loan brokerage fees increased over ten fold, growing from $2.3 million in the full year 2021 to $23.1 million for the 11 months ended November 30, 2022.

•        Affordable pricing of mobile device insurance saw a substantial increase in the number of customers that opted for this service, resulting in an increase of approximately 63.2% from 2021, to post revenue of $23.5 million for the 11 months ended November 30, 2022 (2021 full year: $14.4 million).

•        A significant number of customers see Nwassa as their chosen method to make payments for utilities. Tingo Mobile recorded a 91.3% growth in this revenue component in the 11 months ended November 30, 2022 ($174.3 million) over the full year 2021 ($91.1 million).

•        The significant growth in Nwassa revenue is in line with Tingo Mobile’s strategy to expand its Agri-Fintech business as its core focus, with the access to mobile devices as an enabler to assure access and connectivity to its Nwassa platform.

•        Mobile leasing revenue increased due to timing of the renewal of Tingo Mobile’s 12-month leasing contracts. The new contracts commenced in May 2022 and August 2022, renewing over 9.3 million existing subscribers, the majority of whom are active on the Nwassa platform.

Agri-Fintech.    The Agri-Fintech component of Tingo Mobile’s business was introduced in 2020, and grew from $98.6 million, or 16.8% of total revenue in 2020, to $198.6 million, or 22.9% of total revenue in the year ended December 31, 2021. In the 11 months ended November 30, 2022, Agri-Fintech revenue totaled $479.6 million, or 48.5% of total revenue. This trend demonstrates the increased activity resulting from the adoption of the smartphone ‘Device as a Service’ strategy Tingo Mobile has implemented.

Tingo Mobile
Agri-Fintech Revenue
as Pct. of Overall Revenue
50
40
30
20
10
0
2020
2021
2022*

____________

*        Reflects 11 months ended November 30, 2022. Other columns represent full-year results.

The percentage growth in the various components of Tingo Mobile’s Nwassa revenue from the full year 2021 to the eleven months ended November 30, 2022 is shown in the following table:

NWASSA REVENUE

	2022*	2021	Pct. Increase
Airtime	$13,277,077	$10,129,247	31.1%
Brokerage on Loans	23,089,912	2,334,312	889.2%
Insurance	23,479,287	14,387,594	63.2%
Agricultural Produce Trading Fees	245,520,655	80,655,494	204.4%
Utility Payment Transaction Fees	174,262,000	91,132,027	91.2%
Total	$479,628,931	$198,638,674	141.5%

____________

*        Reflects 11 months ended November 30, 2022. 2021 amounts represent full-year results.

Mobile Sales and Leasing.    Regarding mobile phone leasing contracts, Tingo Mobile’s new leasing cycles recommenced in May and August of 2021, concomitant with the commencement of leasing agreements with our two principal farmers’ cooperatives. These leases expired after twelve months, and new twelve month leases were entered into during 2022.

In examining the financial model of Tingo Mobile and its affiliates, we believe it is important to understand that the provision of smartphones is the means to drive a higher level of access to Nwassa, its Agri-Fintech platform, to enable Tingo Mobile’s customers to participate in its Agri-marketplace, top up their airtime, pay for utilities, insure their mobile devices and access credit services through partner institutions. Typical fees and commissions on these services can be up to 4.0%. Insurance revenue is fixed at $0.24 per device per month. Tingo Mobile’s focus on providing an affordable mobile device is core to the delivery of its fintech services and its ‘Device as a Service’ model. The richness of Tingo Mobile’s Agri-Fintech service and related payment services deliver a very unique model of social upliftment and financial inclusion to rural communities. The agri-marketplace it has created provides its customers with an opportunity to market their fresh produce to reduce the ‘time to market’ and contribute towards our objectives to support the rural farming community with products and services that enable reduction in ‘post-harvest losses’ — a key area of focus for Tingo Mobile as part of its investment to deliver services through use of smartphones to drive tangible social upliftment through increased sales for such farmers using the Nwassa platform.

Cost of Revenue

The following table sets forth the cost of revenue for the eleven months ended November 30, 2022 and the full year ended December 31, 2021:

	11 Months Ended November 30, 2022	Year Ended December 31, 2021
Commission to Cooperatives and Agents	$10,546,721	$9,378,916
Cost of Resold Mobile Phones	19,480,579	274,800,172
Total cost of revenue	$30,027,300	$284,179,088

Tingo Mobile’s cost of revenue for the 11 months ended November 30, 2022 was $30.0 million as compared to $284.2 million for the full year of 2021, a decrease of $254.2 million. The principal reason for the difference between 2021 and the 11 months of 2022 was due to a large bulk sale of mobile phones in the fourth quarter of 2021. Cost of revenue principally consists of obligations to Tingo Mobile’s manufacturer for its branded mobile phones that it resells, as well as the cost of providing agri-fintech services. With respect to Tingo Mobile’s leased phones, it does not recognize the cost of the phones as a cost of sales, but rather depreciates such cost on a straight line basis over the useful life of the devices, estimated at three years. Because overall cost of revenues also includes the cost of agri-fintech services, the trending decrease in cost of revenues as a percentage of overall revenue is inversely related to the proportional increase over time of revenue generation from higher margin agri-fintech services as described below. In other words, as Tingo Mobile expands its Nwassa platform and revenue streams associated therewith, we expect its overall cost of revenue, as a percentage of overall revenue, to decrease accordingly.

Cost of revenue consists of two key elements:

•        Commissions to Cooperatives and Agents — Tingo Mobile has over 20,000 agents that support the rollout of its services through its farmers’ cooperative partners and an independent agency network of rural farmers and women.

•        Cost of Resold Mobile Phones — Tingo Mobile matches the cost of mobile devices which it offers for resale to the costs it pays its manufacturer.

Selling, General & Administrative Expenses

The following table sets forth selling, general and administrative expenses for the years ended December 31, 2022 and 2021:

	Years Ended December 31,
	2022(1)	2021
Payroll and related expenses	65,924,664	72,990,188
Distribution expenses	1,173,395	985,801
Professional fees	70,565,512	192,842,115
Consulting fees	1,116,249	—
Depreciation and amortization	378,651,902	247,177,230
Bank fees and charges	1,535,795	926,256
General and administrative expenses – other	13,893,333	1,278,898
Bad debt expenses	153,227	99,247
Selling, General and Administrative Expenses	$533,014,079	$516,299,735

____________

(1)      Because these amounts were incurred in Tingo Mobile, our operating subsidiary that we sold on December 1, 2022, the amounts shown for 2022 include the eleven months ended November 30, 2022.

As the lessor of branded phones to its cooperative customers, Tingo Mobile recognizes depreciation expense ratably over the three-year estimated useful life of these devices. Other than the foregoing, prior year expenses mainly relate to general and administrative expenses only. Our acquisition of Tingo Mobile in 2021 and the attendant expenses to maintain our status as a public reporting company has also substantially increased these expenses. In addition, in 2021, we adopted our 2021 Equity Incentive Plan which provided for, among other awards, shares of restricted stock to Plan participants. This resulted in stock-based compensation expense of $121.9 million for 2022 and $149.4 million for 2021. Eliminating non-cash expenditures such as compensation expense relating to these stock awards, TMNA had profit before tax of $678,406,397 during 2022 and $215.2 million on a consolidated basis during 2021. A detailed breakdown of other expenses included in Selling General and Administrative Expenses are contained in the Consolidated Profit and Loss Statement. Also included under Professional Fees in 2021 is a finder’s fee paid in stock to third parties of $111.3 million in connection with the acquisition of Tingo Mobile during that year.

Gross Profit and Income from Operations

Gross profit for the 11-month period ended November 30, 2022 was $959.2 million as compared to $581.7 million for the full year of 2021, an increase of $377.5 million or 64.9%. The substantial increase in gross profit from 2021 to the partial year 2022 was consistent with prior year increases, where gross profit rose from $139.1 million in 2019 to $220.9 million in 2020 to $581.7 million in 2021. The increases from 2019 through November 30, 2022 were principally due to a significant increase in the revenue growth of our Nwassa agri-fintech platform, where we earn up to a 4.0% commission on various financial transactions and have relatively insignificant marginal expenses as compared to our sales and leasing business. With increased adoption rates and growth in our subscriber base, as Nwassa becomes a progressively larger component of our aggregate revenue, we expect overall gross profit margins to increase accordingly.

This trend is evidenced by the increased level of income from operations Tingo Mobile has posted for the 11 months ended November 30, 2022 as compared to the full year of 2021. This illustrates the significant value of the increased mix of Nwassa revenues relative to mobile sales/leasing will have a significant impact on margins and profitability into the future.

Other Income

Other income was insignificant in 2022 and 2021. Given the manner in which Tingo Mobile bundles its services with branded phones, it does not typically incur a substantial amount of bad debt. Accordingly, we do not expect other income relating to the recovery of bad debts to be a significant revenue item in future periods.

2021 Equity Incentive Plan

On October 6, 2021, the Board adopted our 2021 Equity Incentive Plan (“Incentive Plan”), the purpose of which was to promote the interests of TMNA by encouraging directors, officers, employees, and consultants of TMNA to develop a long-term interest in TMNA, align their interests with that of our stockholders, and provide a means whereby they may develop a proprietary interest in the development and financial success of TMNA and its stockholders. The Incentive Plan is also intended to enhance the ability of TMNA and its subsidiaries to attract and retain the services of individuals who are essential for the growth and profitability of TMNA. The Incentive Plan permits the award of restricted stock, common stock purchase options, restricted stock units, and stock appreciation awards. The maximum number of shares of our Class A common stock that are subject to awards granted under the Incentive Plan is 131,537,545 shares. The term of the Incentive Plan will expire on October 6, 2031. On October 12, 2021, our stockholders approved our Incentive Plan and, during the fourth quarter of 2021, the TMNA Compensation Committee granted awards of restricted stock under the Incentive Plan to certain directors, executive officers, employees, and consultants in the aggregate amount of 108,870,000 shares. The majority of the awards so issued are each subject to a vesting requirement over a 2-year period unless the recipient thereof is terminated or removed from their position without “cause”, or as a result of constructive termination, as such terms are defined in the respective award agreements entered into by each of the recipients and TMNA. We account for share-based compensation using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term. In connection with these awards, we recorded compensation expense of $121.9 million and $149.4 million for the years ended December 31, 2022 and 2021, respectively.

As of December 31, 2022, total compensation expense to be recognized in future periods is $32.9 million. The weighted average period over which this expense is expected to be recognized is 0.7 years.

The following table summarizes the activity related to granted, vested, and unvested restricted stock awards under the Incentive Plan for the year ended December 31, 2022:

	Number of Shares	Weighted Average Grant Date Fair Value
Unvested shares outstanding as of January 1, 2022	36,950,833	$1.75
Shares granted	22,500,000	3.93
Shares vested	42,717,917	2.85
Shares forfeited	—	—
Unvested shares outstanding as of December 31, 2022	16,732,916	$1.97

Current Market Conditions

U.S. GDP increased at an annualized rate of 2.7% in the fourth quarter of 2022, compared to an annualized increase of 7.0% for the fourth quarter of 2021, and 3.2% for the third quarter of 2022. Overall, GDP growth was 2.1% for all of 2022, as compared to 5.9% for all of 2021. The slower GDP growth in 2022 was largely due to decreases in consumer spending, exports, and inventories. The Conference Board is projecting negative growth for the first three quarters of 2023 and an overall projected increase of only 0.3% for the entire year, increasing to 1.6% in 2024. The Congressional Budget Office is predicting 0.1% GDP growth for 2023.

As of February 2023, the U.S. unemployment rate stood at 3.4%, the lowest since 1969. Most economists, however, do not project this level to continue, as recessionary headwinds and lower growth forecasts suggest an increase during the remainder of 2023. Moreover, the labor participation rate remains at approximately 62.5%, below the pre-pandemic high of 63.3% of February 2020. Most of the recent employment gains in 2022 were due to gains in the leisure and hospitality industry, healthcare, construction, and social assistance.

Consumer prices, which had largely been held in check during the pandemic, began to rise steadily beginning in the second half of 2021. By the third quarter of 2022, inflation had increased to an annualized rate of 8.3%, the highest in over four decades, before tapering in the fourth quarter and rounding out 2022 at 6.5% for the entire year. The slight downward trend has continued into January 2023, where the U.S. Bureau of Labor Statistics reported an annualized rate of 6.4%. (Sources: U.S. Bureau of Labor Statistics; Trading Economics).

With respect to food security and agricultural production, we expect that the focus of Tingo Mobile and its affilaites on providing market solutions for the agriculture sector will increase in importance as the world seeks viable food security solutions in alternate geographical areas such as Africa. With a significant and established presence with millions of rural farmers using NWASSA, we intend to develop and consider strategic growth plans and deepen our interest in agritech and outgrower programs (‘seed to offtake’). We also intend to make use of ‘Big Data’ to support improved productivity and expansion of Tingo Mobile’s agri-marketplace linked to impact driven agri-finance and insurance solutions to support the expected growth and focus on Africa. Interestingly, as the cost of agri-commodities increase in price and farmers trade on Nwassa, such activity will likely increase Tingo Mobile’s revenue as it earns a fixed percentage of all trade. Tingo Mobile and its affiliates are considering how it can extend its marketplace for both domestic and international markets and demand to respond in a positive and deliberate way to deliver solutions towards the acute concern around food security resulting from the crisis.

Liquidity and Capital Resources

Sources and Uses of Cash:    Our principal sources of liquidity are our cash and cash equivalents, and cash generated from operations. Once we are able to convert our Series B Preferred Stock and again consolidate the operations of Tingo Mobile, we expect that to be able to secure sufficient operating and working capital for our parent company activities for the next twelve months.

Cash on Hand.    As of December 31, 2022, our cash and cash equivalents totaled $985 on a consolidated basis as compared to $128.4 million in cash and cash equivalents at December 31, 2021.

Cash Provided from (Used in) Operating Activities.    Operating activities used approximately $46.1 million during the year ended December 31, 2022 as compared to cash generated of approximately $1.4 billion for the year ended December 31, 2021. The increase was primarily due to the increase in trade and other payables and deferred income for significant sales of mobile phones in Q4 of 2021.

Cash Provided from (Used in) Investing Activities.    For the year ended December 31, 2022, our net cash used in investing activities was approximately $203.3 million, compared to net cash used in investing activities of approximately $1.2 billion for all of 2021.

Cash Provided from (Used in) Financing Activities.    For the years ended December 31, 2022 and 2021, our net cash used in financing activities was zero.

Indebtedness:    During 2022, we borrowed $23.7 million from TIO in a senior secured loan that matures in May 2024. TMNA had no financial debt as of December 31, 2021.

We expect our cash on hand, proceeds received from our assets and operations, cash flow from operations, and availability of funds from our private offering, will be sufficient to meet our anticipated liquidity needs for business operations for the next twelve months. There can be no assurance that we will continue to generate cash flows at or above current levels or that we will be able to raise additional financing to support our parent company’s operating and compliance expenditures.

Our cash flows from operations could be adversely affected by events outside our control, including, without limitation, changes in overall economic conditions, regulatory requirements, changes in technologies, demand for our products and services, availability of labor resources and capital, natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19, and other conditions. Our ability to attract and maintain a sufficient customer base, particularly in our principal markets, is critical to our ability to maintain a positive cash flow from operations. The foregoing events individually or collectively could affect our results.

We are evaluating the impact of current market conditions on TMNA and its ability to generate dollar-denominated income. We believe that our operating cash flow and cash on hand will be sufficient to meet operating requirements and to finance routine capital expenditures through the next twelve months.

Off Balance Sheet Arrangements

None.

Dividends

On November 10, 2021, our Board adopted a Dividend Policy for TMNA. The Policy provides a process that the Board will undertake when approving quarterly, annual, and special dividends for TMNA including, but not limited to, various financial criteria and macroeconomic factors, as well as certain financial and economic factors specific to TMNA. In the case of quarterly dividends, within ninety (90) calendar days following the end of each fiscal year, the Board will determine the dividend payment, if any, that will be made to holders of TMNA’s capital stock. Such dividend will generally be expressed as a cash amount equal to a percentage of TMNA’s consolidated after-tax net income for such prior fiscal year, and will be divided into fourths, with one-fourth of the amount payable each quarter. As of December 31, 2021, TMNA has not paid any dividends in its history.

Subsequent Events

Our Management performed an evaluation of TMNA’s activity through the date the financial statements were issued, noting the following subsequent event:

On January 3, 2023, we settled litigation proceedings brought against TMNA by ClearThink Capital, LLC (“ClearThink”). Pursuant to the settlement agreement we executed with ClearThink, we paid ClearThink a cash payment of $300,000 and an undertaking to pay ClearThink, on the one-year anniversary of settlement, a combination of TMNA common stock and common stock of TIO held by TMNA equal in value to $7.7 million.

MANAGEMENT OF THE COMBINED COMPANY

Executive Officers and Directors of the Combined Company

Upon the consummation of the Merger, the business and affairs of the Combined Company are managed by or under the direction of the Combined Company Board. Pursuant to the Merger Agreement, Tingo Group agreed that the post-Closing Tingo Group Board of Directors will consist of six (6) individuals, comprised of (i) four (4) directors designated by Tingo Group, at least three (3) of whom shall qualify as an independent director under the Securities Act and the listing standards of Nasdaq, and (ii) two (2) directors designated by TMNA, at least one (1) of whom shall qualify as an independent director under the Securities Act and the listing standards of Nasdaq, one of whom shall be Darren Mercer and the other of whom shall qualify as an independent director under the Securities Act and the listing standards of Nasdaq, in each case subject to each individual’s ability and willingness to serve and who shall serve until such individual’s successor is duly elected or appointed and qualified in accordance with applicable Law.

Presently, the Combined Company Board consists of five (5) members. The size and structure of the number of directors that constitutes the Combined Company Board shall be, as specified in the by-laws of Tingo Group, be determined from time to time by resolution of the Combined Company Board. At each annual meeting of its stockholders, a class of directors will be elected for a one-year term. The following table sets forth certain information, as of the date of this proxy statement, concerning the persons who serve as officers and directors of the Combined Company following the Combination:

Name	Age	Position
Darren Mercer	59	Chief Executive Officer and Director
Hao (Kevin) Chen	41	Chief Financial Officer
Moran Amran	42	Controller
Robert Benton	66	Director
John McMillan Scott	76	Independent Director
Sir David Trippier, R.D.,J.P.,D.L	77	Independent Director
John J. Brown	64	Independent Director
Kenneth Denos	55	Director, Executive Vice President, General Counsel of Tingo Group Holdings LLC, a wholly-owned subsidiary of the Company

Executive Officers:

Darren Mercer.    Darren Mercer has served on our Board since November 2019 and was appointed as our Interim Chief Executive Officer in April 2020, and subsequently, our Chief Executive Officer. Mr. Mercer began his career as an investment banker in the 1980s, holding senior roles in institutional equity sales and corporate brokering at Henry Cooke Lumsden PLC and Albert E. Sharp LLC. In 2007, Mr. Mercer founded BNN and has served as its Chief Executive Officer since from its inception to October 2017. In February 2018, Mr. Mercer accepted an invitation to serve as an executive director from the newly appointed board of directors of BNN. During his tenure, Mr. Mercer restructured BNN by disposing of various subsidiaries and seeking strategic business partners. Mr. Mercer founded Global Fintech and Global Fintech Holdings Ltd. (“GFH”) in October 2018 and November 2019, respectively and has served as director of both companies since their inception, and as a Director of Strategic Partnerships and Business Development and Executive Director since 2017. Since Mr. Mercer joined the TINGO GROUP Board, he helped TINGO GROUP achieve substantial fund raising and introduced significant new business opportunities to TINGO GROUP. Mr. Mercer holds an MSI (DIP) qualification a BASc in Economics from the University of Manchester. We believe that Mr. Mercer is well-qualified to serve on the TINGO GROUP Board due to his extensive financial services, operational, management and investment experience.

Hao (Kevin) Chen.    Mr. Chen was promoted by the Board to serve as the Chief Financial Officer of the Company in November 2021. He has more than 13 years of experience providing financial services to a variety of public and private companies, including in the role as Chief Financial Officer. He has a demonstrated history of working within the technology industry and is skilled in US GAAP accounting, SOX internal controls, debt and equity financing and strategic management. Mr. Chen previously served as the Chief Financial Officer and board member of China Rapid Finance (NYSE:XRF), a holding company operating primarily in the emergency rescues services business, which utilizes cloud and other cutting-edge technologies to provide emergency rescue services, including an app based mobile platform, cloud call centers and large data centers. Prior to that, Mr. Chen served as a Senior Financial Reporting Manager to Qunar.com (China’s online travel platform NASDAQ:QUNR) from 2013 to 2015 and served as an Audit Manager with Ernst & Young from 2008 to 2013. Mr. Chen holds a Master of Business Administration from Kellogg School of Management at Northwestern University, a Master of Economics from Shanghai University of Finance and Economics and a Bachelor of Mathematics from Shandong University. He is a Certified Public Accountant in the U.S.

Moran Amran.    Mrs. Amran has been the Company’s Controller since 2011. In January 2019 Ms. Amran was appointed to serve as the Company’s principal financial officer until Mr. Chen was promoted to the role in November 2021. From 2010 until 2011, she served as Financial Controller of the Global Consortium on Security Transformation, a global homeland security organization. From 2006 until 2007, she served as an assistant accountant for Agan Chemicals Ltd. Mrs. Amran holds a B.A. in Accounting and Business Management from The College of Management Academic Studies in Rishon LeZion, Israel, obtained an MBA from The Ono Academic College in Kiryat Ono, Israel and is a certified public accountant in Israel.

Kenneth Denos.    Kenneth Denos has served as TMNA’s Executive Vice President, General Counsel, and Corporate Secretary since September 2021. Since June 2005, Mr. Denos has been an officer and director of Equus Total Return, Inc. (NYSE: EQS), a closed-end fund traded on the New York Stock Exchange, serving as its President and CEO from 2007-09. He is also a founder and principal of Outsize Capital Ltd., an international corporate finance advisory firm based in London, and is the founder and Chairman of Kenneth I. Denos, P.C., a U.S.-based corporate and consumer law firm. Previously, Mr. Denos was the CEO of MCC Global NV, a Frankfurt stock exchange listed investment advisory firm based in London, and also served as a director and executive officer of two London Stock Exchange listed firms, Healthcare Enterprise Group plc and Tersus Energy plc. Mr. Denos has worked in the private equity and advisory industry for virtually his entire career, having served as a principal and/or advisor to private and public companies and funds in the Middle East, Europe, Africa, and North America. He holds a Bachelor of Science degree in Business Finance and Political Science from the University of Utah. He also holds a Master of Business Administration and a Juris Doctor from the University of Utah. We believe that Mr. Denos is well-qualified to serve on the board due to his extensive international legal and corporate governance background, as well as his financial services and investment experience.

Non-Employee Directors

Robert Benton.    Mr. Benton has served on the Board of TINGO GROUP since April 2021. He has been the Director and Founder of Anthology Media, Ltd, (formerly Bob & Co, Ltd) where he provides integrated strategies designed to bridge the gap between creativity and finance for TV and film production companies since August 2010. Prior to his employment at Anthology Media, Ltd, Mr. Benton was a Managing Director and Head of Media Investments at Canaccord Adams Ltd., from September 2008 to June 2010, where he focused on marketing, sales, and corporate finance. Mr. Benton was also a Managing Director at Ingenious Media, an investment company specializing in the media, infrastructure, real estate and education sectors from August 2006 to May 2008. Prior to his employment at Canaccord Adams Ltd and Ingenious Media, Mr. Benton was employed as the Chief Executive Officer at Bridgewell Securities Ltd, a United Kingdom investment banking firm, from January 2002 to June 2006. From 1997 to 2001, Mr. Benton served as a Chairman and Chief Executive Officer for Charterhouse Securities Limited. Mr. Benton also served as the Global Head of Sales for ABN-ABRO from June 1994 to June 1997. Prior to that, Mr. Benton was a Managing Director of HSBC James Capel Ltd, from November 1992 to June 1995. Mr. Benton currently serves as the Deputy Chair of Everbright Securities Financial Holding Limited, which engages in the provision of financial brokerage services. He also sits on the board of directors for International Literacy Properties, a company that works with authors, managers of literary estates and individual heirs to help realize the value from book-based intellectual property. Mr. Benton has served on the board of The Discerning Eye, a United Kingdom based educational charity that promotes a wider understanding and appreciation of the visual arts and further stimulates debate about the place and purpose of art in our society through its annual exhibition. Mr. Benton sits on the Advisory Committee for Nash & Co Capital, Ltd, which is an independent corporate finance and advisory company. Previously, Mr. Benton served as the Chairman of Clarkson Plc, the FTSE 250 shipping group, from May 2005 to January 2015. Mr. Benton holds a degree in Politics and Economics from Exeter University. We believe Mr. Benton is well qualified to serve as a director due to his extensive leadership experience.

John J. Brown.    John J. Brown has served on the board of directors of TMNA since September 2021. Since 2016, Mr. Brown has also been the Managing Partner of Sands Point Consulting, an advisor to entrepreneurs, founders, and senior corporate leaders to develop new business strategies for a rapidly changing market. From 2009 — 2016, he was the Group Managing Director and a member of the WMA Executive Committee for UBS Wealth Management Americas. From 1995-2000, Mr. Brown was the Managing Director and Global Head of Convertible Securities Trading at UBS, and from 1980-1995 and again from 2000-2009 he was a Managing Director for Merrill Lynch & Co., holding senior executive leadership positions at Merrill Lynch, most notably COO, Operations, Technology & Corp. Services Group. At Merrill Lynch, Mr. Brown managed a $1 billion annual operating budget. He also served as the Head of US Equity Financing & CEO, Merrill Lynch Professional Clearing Corp in its Prime Broker Division. We believe Mr. Brown is well qualified to sit on our board due to his extensive experience at various positions at UBS and Merrill Lynch, as well, as his experience in developing new business strategies.

Sir David Trippier, R.D.,J.P.,D.L.    Until April 2011 Sir David Trippier was the Chairman of Cambridge shire Horizons, the company delivering sustainable development in the Cambridge Sub-region, and he was the Chairman of W H Ireland Group plc, Stockbrokers until May 2008 when the company was taken over by a consortium. He was until recently a Non-Executive Director of ITV Granada Television and has been a director or Chairman of several quoted companies. Sir David was knighted by the Queen in July 1992 when he was 46 years of age. In 1994 he was appointed by the Council of the Stock Exchange to sit on the committee, which formulated and launched the Alternative Investment Market (AIM) in June 1995. Since 1992, he has been Chairman or main Board Director of three companies, which have floated on the Stock Exchange and are now in the Main List, and one that has floated on the AIM Market. He was born in May 1946, educated at Bury Grammar School and later was commissioned as an officer in the Royal Marines Reserve in which he has served for 30 years. He passed the Commando Course at the Commando Training Centre in Devon in 1969 and the following year qualified as a parachutist at RAF Abingdon. He subsequently qualified as a Company Commander at the School of Infantry at Warminster and later passed the Staff College Course at the Royal Naval College at Greenwich. He has served with 40 Commando Royal Marines in Singapore and Malaysia, 41 Commando in Malta and the 3rd Commando Brigade in Norway. He was awarded the Royal Marines Reserve Decoration in 1983. In January 1996, he was appointed Honorary Colonel of the Royal Marines Reserve in the Northwest by the Commandant General Royal Marines. He retired from that role in January 2010. At the age of 22, he was admitted to the Stock Exchange. He was also a director of a financial planning company as well as being a Stockbroker. He was a senior partner in Pilling Trippier & Co before it was taken over by Capel-Cure Myers whilst he was a Minister. He was elected to the Rochdale Metropolitan Borough Council in 1969. In 1975, he became the leader of the Council when he was 28 years of age and in the same year was appointed a magistrate. In 1979, he was elected as MP for Rosendale at the age of 32 and became MP for the new constituency of Rosendale and Darwen from 1983 to 1992. In 1982, Sir David was appointed Parliamentary Private Secretary to the then Minister for Health (Rt Hon Kenneth Clarke QC, MP). From June 1983 to September 1985, Sir David was the Minister for Small Firms and Enterprise at the Department of Trade and Industry. From September 1985 to June 1987, he was the Minister for Tourism, Small Firms and Enterprise in the Department of Employment. In 1987 he became the Minister for Housing, Inner Cities and Construction in the Department of the Environment. Later in 1989, he was promoted to become the Minister of State for the Environment and Countryside. As the “Green” Minister he was instrumental in negotiating the international agreements on Climate Change and Global Warming on behalf of the United Kingdom. In February 1994, he became a Deputy Lieutenant of Lancashire. In April 1997, he became High Sheriff of Lancashire for the year 1997/98. In 1999, he published his autobiography entitled “Lend Me Your Ears”. He became the President of the Manchester Chamber of Commerce for the year 1999-2000. He was the National Chairman of the Tidy Britain Group from 1996 to 1998. He became the President of the Royal Lancashire Show for the year 1999. Sir David became the Chairman of the North West of England Reserve Forces and Cadets Association from 2000 to 2008. He was the National Vice Chairman of the Council of Reserve Forces from 1999 to 2008 representing the Royal Marines. He served as the County Chairman for the St. John Ambulance in Lancashire from 2003 to 2007. He was the County President of the Royal British Legion in Lancashire from 2005 to 2008.He was the founder of the Rosendale Enterprise Trust and the Rosendale Groundwork Trust. He is the President Elect of the Soldiers, Sailors, Airmen and Families Association — Forces Help for Greater Manchester. In November 2006, Sir David won a National Award for “Outstanding Leadership” sponsored by the Daily Telegraph. He was nominated as one of 100 of Britain’s most influential men and women in the Public and Private Sectors. He is married and has three sons. His wife, Lady Ruth Trippier, is a practicing barrister on the Northern Circuit. We believe that Sir David Trippier is qualified to serve on our Board because of his experience in launching the AIM and his experience as serving as chairman or a director of multiple listed companies.

John McMillan Scott.    John McMillan Scott has served on our Board since November 2019. Mr. Scott began his career as a stockbroker in October 1970 with Charlton Seal Dimmock & Co. He became a Partner at the same firm in 1982 and subsequently a Director of Wise Speke Limited following a merger in 1990. In August 1994, he joined Albert E. Sharp LLP as a Director, where he remained until June 2007. In 2007, he joined WH Ireland Group Plc, a financial services company offering private wealth management, wealth planning and corporate broking services, where he oversaw the firm’s private client business in Manchester, U.K. until his retirement from his role as an Executive Director from WH Ireland’s Board of Directors in 2013. Mr. Scott holds a BSc in Economics from the University of London. We believe that Mr. Scott is qualified to serve on our Board because of his accounting expertise and his experience serving as an officer and director of public and private companies.

Composition of the Board of Directors

The Combined Company’s business affairs are managed under the direction of the Combined Company Board. The Combined Company’s board consists of five (5) members serving one-year terms.

When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Combined Company’s board to satisfy its oversight responsibilities effectively in light of its business and structure, the Combined Company’s board expects to focus primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth above in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that John McMillan Scott, Robert Benton, John J. Brown, and Sir David Trippier, R.D.,J.P.,D.L are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Our board of directors has three standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance/Nominating Committee.

Audit Committee

The members of our Audit Committee are Mr. Benton, Sir David Trippier, R.D.,J.P.,D.L and Mr. Scott. Mr. Benton is the Chairman of the Audit Committee, and our board of directors has determined that Mr. Benton is an “Audit Committee financial expert” and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.tingogroup.com. The primary responsibilities of our Audit Committee include:

•        appointing, compensating and retaining our registered independent public accounting firm;

•        overseeing the work performed by any outside accounting firm;

•        overseeing the work performed by any outside accounting firm; and

•        recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Compensation Committee

The members of our Compensation Committee are Mr. Benton, Sir David Trippier, R.D.,J.P.,D.L and Mr. Scott. Mr. Scott is the Chairman of the Compensation Committee and our board of directors has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.tingogroup.com. The primary responsibilities of our Compensation Committee include:

•        reviewing and recommending to our board of directors of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

•        administering our equity-based compensation plans and exercising all rights, authority and functions of the board of directors under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

•        annually reviewing and making recommendations to our board of directors with respect to the compensation policy for such other officers as directed by our board of directors.

The Compensation Committee will meet, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. The Compensation Committee and Tingo Group engaged or received advice from compensation consultant in 2021.

Corporate Governance/Nominating Committee

The members of our Corporate Governance/Nominating Committee are Mr. Benton, Sir David Trippier, R.D.,J.P.,D.L and Mr. Scott. Mr. Scott is the Chairman of the Corporate Governance/Nominating Committee and our board of directors has determined that all of the members of the Corporate Governance/Nominating Committee are “independent” as defined by Nasdaq rules and regulations. The Corporate Governance/Nominating Committee operates under a written charter that is posted on our website at www.tingogroup.com. The primary responsibilities of our Corporate governance and Nominating Committee include:

•        assisting the board of directors in, among other things, effecting board organization, membership and function including identifying qualified board nominees; effecting the organization, membership and function of board of directors committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the Chief Executive Officer and other executive officers; development and evaluation of criteria for board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

•        identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Potential nominees will be identified by the board of directors based on the criteria, skills and qualifications that will be recognized by the Corporate Governance/Nominating Committee. In considering whether to recommend any particular candidate for inclusion in the board of directors’ slate of recommended director nominees, our Corporate Governance/Nominating Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the board of directors to fulfill its responsibilities.

There have not been any changes in our process for nominating directors.

Code of Ethics

The Combined Company has a code of ethics that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics is available on www.tingogroup.com. The Combined Company intends to make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its website rather than by filing a Current Report on Form 8-K. The information on any of the Combined Company’s websites is deemed not to be incorporated in this proxy statement or to be part of this proxy statement.

Risk Oversight

The company board is responsible for overseeing the Combined Company’s risk management process. The Combined Company Board focuses on the Combined Company’s general risk management strategy, the most significant risks facing the Combined Company, and oversees the implementation of risk mitigation strategies by management. The Combined Company’s audit committee will also responsible for discussing the Combined Company’s policies with respect to risk assessment and risk management. The Combined Company Board believes its administration of its risk oversight function has not negatively affected the Combined Company Board’s leadership structure.

Compensation Committee Interlocks and Sponsor Participation

None of the Combined Company’s executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on the Combined Company Board or compensation committee.

Compensation of the New Tingo Group Board and Executive Officers

The executive and director compensation will be determined by the Combined Company Board, following consummation of the Combination. Any compensation to be paid to the executive officers of the Combined Company will be determined, or recommended to the Combined Company Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the Combined Company Board. On December 30, 2022, pursuant to the Annual Meeting of Stockholders of Tingo Group, the stockholders approved, on a non-binding advisory basis, the compensation of Tingo Group’s executive officers.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

On October 6, 2022, Tingo Group, Inc., a Delaware corporation (“Tingo Group” and f/k/a MICT, Inc.) entered into the Second Amended and Restated Merger Agreement (the “Second Amended Agreement”) with Tingo, Inc., a Nevada corporation (“TMNA” or the “Seller”), which amends the Amended and Restated Merger Agreement between the parties dated June 15, 2022 (the “Amended Agreement”).

In accordance with the Second Amended Agreement, (i) TMNA formed a British Virgin Islands company and wholly-owned subsidiary (“TMNA Sub”) and transferred into TMNA Sub all of its rights, title, interest and liabilities in all of its other subsidiaries (the Tingo Mobile business or “Tingo Mobile”), and (ii) Tingo Group formed a Delaware limited liability company and wholly-owned subsidiary (“Delaware Sub”) and caused Delaware Sub to form a British Virgin Islands company and wholly-owned subsidiary of Delaware Sub (“BVI Sub”).

On December 1, 2022, the transactions contemplated in the Second Amended Agreement were consummated (the “Closing”) and Tingo Sub merged with and into BVI Sub (the “Business Combination” and, together with the other transactions contemplated by the Second Amended Agreement, the “Transactions”), with the BVI Sub continuing as the surviving company in the Business Combination and a wholly-owned subsidiary of Delaware Sub.

As consideration for the Merger, the Seller received from Tingo Group, in the aggregate, (a) 25,783,675 shares of Tingo Group common stock equal to approximately 19.9% of the total issued and outstanding Tingo Group common stock; (ii) 2,604.28 shares of Series A Preferred Stock convertible into 26,042,808 shares of Tingo Group common stock equal to approximately 20.1% of the total issued and outstanding Tingo Group common stock; and (iii) 33,687.21 shares of Series B Preferred Stock convertible into 336,872,138 shares of Tingo Group Common Stock equal to approximately 35% of the total issued and outstanding Tingo Group common stock (collectively the “Merger Consideration”). The Series A Preferred Stock only automatically converts upon the approval of Tingo Group’s stockholders. The Series B Preferred Stock only automatically converts upon the approval of Tingo Group’s stockholders and upon Nasdaq’s approval of the change of control of Tingo Group.

Of the aggregate Merger Consideration, 5% of such common stock and preferred stock shall be held in escrow for a period of up to two years after the closing of the Business Combination and will serve as the sole source of payments for any obligations incurred by TMNA in relation to any indemnification claims.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 combines the historical consolidated statement of operations of Tingo Group for the year ended December 31, 2022 with the historical consolidated statement of operations of TMNA for the year ended December 31, 2022 to give effect to the Business Combination. The Business Combination is reflected as if it had occurred on January 1, 2022.

Accounting for the Merger

The financial statements of Tingo Group and TMNA were prepared in accordance with United States generally accepted accounting principles. The Business Combination has been accounted for under the acquisition method in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”)

In accordance with ASC 805, the Company has determined that (a) both Tingo Group and Tingo Mobile represent businesses; (b) Tingo Group is the accounting acquirer, meaning the transaction is a forward acquisition; (c) Tingo Mobile is subject to acquisition accounting, with a write-up of its net assets to fair value; and (d) the difference between the fair value of the purchase consideration and the fair value of Tingo Mobile’s net assets represents goodwill. See Tingo Group’s financial statements for the year ended December 31, 2022, which is included in this filing, which presents the post-Business Combination balance sheet and details the preliminary acquisition accounting impact on that balance sheet.

Tingo Group has been determined to be the accounting acquirer based on management’s evaluation of the following facts and circumstances:

•        Tingo Group’s existing shareholders will have the greatest voting power, initially with an 80.1% interest in the combined entity.

•        Tingo Group will have the majority of the initial Board of Director representation (66.6%) as well as significant influence to elect future Board members; and

•        Tingo Group’s senior management team, consisting of Darren Mercer, CEO and Kevin Chen, CFO, will be the senior management of the combined entity following the consummation of the Business Combination.

The unaudited pro forma adjustments give effect to events that are directly attributable to the Business Combination and are based on available data and certain assumptions that management believes are factually supportable.

The unaudited pro forma condensed combined financial information is presented for informational purposes only, in order to aid you in your analysis of the financial aspects of the Business Combination. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 has been derived from the historical financial statements of Tingo Group and TMNA. The unaudited pro forma condensed combined statement of operations is based on Tingo Group’s accounting policies. Further review may identify additional differences between the accounting policies of Tingo Group and TMNA. In addition, the acquisition accounting is preliminary and is adjustable during the twelve months following the Business Combination. The unaudited pro forma adjustments and the pro forma condensed combined statement of operations do not reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have occurred had the Business Combination taken place on January 1, 2022, or of Tingo Group’s future financial position or operating results.

TINGO GROUP, INC.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2022
(In Thousands, Except Share and Loss Per Share Data)

	Tingo Group, Inc.	Tingo Inc.			Transaction Accounting Adjustments		Pro Forma Combined
		As Reported	Autonomous Entity Adjustments	As Reclassified
	Note A	\--------------	---Note B---	--------------/	Note C
Net Revenues	$146,035	$989,216	$—	$989,216	$—		$1,135,251
Cost of revenues	81,243	30,027	359,290	389,317	—		470,560
Gross profit	64,792	959,189	(359,290)	599,899	—		664,691

Operating Expenses:
Payroll and related expenses	—	55,530	(55,530)	—	—		—
Distribution expenses	—	1,173	(1,173)	—	—		—
Research and development expenses	1,689	—	—	—	—		1,689
Selling and marketing expenses	11,140	—	5,056	5,056	—		16,196
Professional fees	—	70,407	(70,407)	—	—		—
Consulting fees	—	—	—	—	—		—
Bank fees and charges	—	1,539	(1,539)	—	—		—
Depreciation and amortization	—	378,652	(378,652)	—	—		—
Amortization of intangible assets	5,590	—	1,024	1,024	26,573	(a)	33,187
General and administrative	58,165	13,294	140,545	153,839	(84,694)	(b)	127,310
Bad debt expenses	—	153	(153)	—	—		—
Total operating expenses	76,584	520,748	(360,829)	159,919	(58,121)		178,382

Income (loss) from operations	(11,792)	438,441	1,539	439,980	58,121		486,309

Other Income (Expense):
Other income, net	2,151	1,774	—	1,774	—		3,925
Finance income (expense), net	(750)	(236)	(1,539)	(1,775)	—		(2,525)
Total other income	1,401	1,538	(1,539)	(1)	—		1,400

Income (loss) before income tax expense (benefit)	(10,391)	439,979	—	439,979	58,121		487,709
Income tax expense (benefit)	37,474	179,638	—	179,638	17,436	(c)	234,548

Net income (loss)	(47,865)	260,341	—	260,341	40,685		253,161
Loss from equity investment	(746)	—	—	—	—		(746)
Net loss attributable to non-controlling stockholders	(1,542)	—	—	—	—		(1,542)
Net income (loss) attributable to TINGO GROUP	$(47,069)	$260,341	$—	$260,341	$40,685		$253,957

Net Income (Loss) Per Share – Basic	$(0.36)						$1.67
Net Income (Loss) Per Share – Diluted	$(0.36)						$0.49

Weighted Average Common Shares Outstanding:
– Basic	129,345,764				22,453,284	(d)	151,799,048
– Diluted	129,345,764				386,573,593	(d)	515,919,357

See notes to the unaudited pro forma condensed combined statement of operations.

Basis of Presentation

The unaudited pro forma condensed combined statement of operations set forth herein is based upon the historical financial statements of Tingo Group and TMNA. The unaudited pro forma condensed combined statement of operations is presented as if the Business Combination had been completed on January 1, 2022.

The unaudited pro forma condensed combined statement of operations is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the business combination occurred as of the date indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the Business Combination.

Pro forma adjustments reflected in the pro forma condensed combined statement of operations are based on items that are factually supportable and directly attributable to the Business Combination. The unaudited pro forma condensed combined statement of operations does not reflect the cost of any integration activities or benefits from the Business Combination, including potential synergies that may be generated in future periods.

Transaction Accounting Adjustments

Unaudited Pro Forma Condensed Combined Statement of Operations For Year Ended December 31, 2022

The following pro forma adjustments give effect to the Business Combination (amounts are in thousands, except share and loss per share data).

Note A	Derived from the audited consolidated statement of operations of Tingo Group for the year ended December 31, 2022, which is included in this filing.
Note B

Derived from the audited consolidated statement of operations of TMNA for the eleven months ended November 30, 2022, which is included in this filing.

In addition, certain operating expense reclassifications were made in order to state the TMNA operating expenses consistent with the operating expense presentation of Tingo Group (the accounting acquirer).

Adjustments:

Note C	a)

The increase of the identified Tingo Mobile intangible assets to fair value (based on the preliminary purchase price allocation) resulted in $26,573 of incremental amortization of such intangible assets over their useful lives for the eleven months ended November 30, 2022.

b)

The historical TMNA statement of operations for the eleven months ended November 30, 2022, included aggregate stock-based compensation of $111,575, of which $84,694 didn’t relate to the Tingo Mobile and was excluded from the pro forma combined statement of operations. The remaining $26,881 of stock-based compensation is included in the pro forma combined income statement for the year ended December 31, 2022, pursuant to the rules of the Securities and Exchange Commission related to the preparation of pro forma financial statements. Tingo Group did not assume the Tingo Mobile stock-based compensation awards in the Business Combination. Post-Business Combination, the former Tingo Mobile employees and consultants may receive new stock-based compensation awards, but management doesn’t currently expect the near-term stock-based compensation expense to approach the magnitude of the stock-based compensation recorded in TMNA’s historical income statement for the eleven months ended November 30, 2022.

	c)	The aforementioned adjustments were tax effected using Tingo, Inc.’s 30% statutory tax rate.

d)

Basic weighted average shares outstanding increased by the 22,453,284 share eleven-month effect of the immediate issuance of 24,494,491 shares of common stock to Tingo, Inc. (95% of the 25,783,675 shares of common stock transferable to Tingo, Inc. as Merger Consideration). The other 1,289,184 shares of common stock (the “Escrowed Shares”, which represent 5% of the total transferable shares) have been escrowed for up to two years and are subject to indemnification claims. The Escrowed Shares are not includable in basic weighted average shares until the contingency is resolved.

Also, diluted weighted average shares outstanding increased by 386,573,593 shares, including the effect of 388,698,621 shares of common stock equivalents transferable to Tingo, Inc. as Merger Consideration), less the 2,125,028 share impact of the common stock transferred to Tingo, Inc. that is already included in basic weighted average shares outstanding.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Introduction

On February 9, 2023, Tingo Group, Inc., a Delaware corporation (“Tingo Group”, the “Company” or the “Buyer”) and MICT Fintech Ltd., an indirect wholly-owned subsidiary of the Company organized under the laws of the British Virgin Islands (“MICT Fintech”) purchased from Dozy Mmobuosi (the “Seller”) 100% of the ordinary shares of Tingo Foods PLC (“Tingo Foods”) (the “Acquisition”). Mr. Mmobuosi is the majority shareholder, Chairman and Chief Executive Officer of Tingo, Inc., a Nevada corporation (“TMNA”). TMNA currently owns (i) 25,783,675 shares of Tingo Group common stock equal to approximately 19.9% of the total issued and outstanding Tingo Group common stock; (ii) 2,604.28 shares of Tingo Group Series A Preferred Stock convertible upon certain conditions into 26,042,808 shares of Tingo Group common stock equal to approximately 20.1% of the total issued and outstanding Tingo Group common stock; and (iii) 33,687.21 shares of Tingo Group Series B Preferred Stock convertible upon certain conditions into 336,872,138 shares of Tingo Group common stock equal to approximately 35% of the total issued and outstanding Tingo Group common stock.

As consideration for the Acquisition, Tingo Group agreed to pay Mr. Mmobuosi, a purchase price equal to the cost value of Tingo Foods’ stock, which will be satisfied by the issuance of a secured promissory note (the “Promissory Note”) in the amount of US$204,000,000 and certain undertakings and obligations of the Tingo Group. The Promissory Note is for a term of two years with an interest rate of 5%. MICT Fintech agreed to certain covenants with respect to its ability to incur additional debt or create additional liens. The Acquisition will not result in any new issuance of Tingo Group common stock, nor of any instruments convertible into shares of Tingo Group.

Additionally, Tingo Foods has agreed to enter into a joint venture with Mr. Mmobuosi to construct a state-of-the-art $1.6 billion food processing facility in the Delta State of Nigeria, which is expected to multiply the size of the processing capacity and revenues of Tingo Foods, following its expected completion by the end of the first half of 2024. Mr Mmobuosi, as the owner of the land on which the food processing facility is to be located, has committed to finance the construction of the property shells, whereas Tingo Foods has agreed to undertake the fit out and the installation of the mechanized equipment for the specialized operations of the food processing facility. Mr. Mmobuosi has committed to provide Tingo Foods with a long-term lease with respect to the land and property and at the same time Tingo Foods has committed to operate the food processing facility.

The unaudited pro forma condensed combined balance sheet as of December 31, 2022 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022, combine the historical financial statements of Tingo Group with the historical financial statements of Tingo Foods to give effect to the Business Combination. The Business Combination is reflected as if it had occurred on January 1, 2022 with respect to the unaudited pro forma condensed combined statement of operations and on December 31, 2022 with respect to the unaudited pro forma condensed combined balance sheet.

Accounting for the Merger

The financial statements of Tingo Group and Tingo Foods were prepared in accordance with United States generally accepted accounting principles. Notwithstanding the legal form of the Securities Purchase Agreement, the business combination will be accounted for under the acquisition method in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”).

In accordance with ASC 805, the Company has determined that (a) both Tingo Group and Tingo Foods represent businesses; (b) Tingo Group is the accounting acquirer, meaning the transaction is a forward acquisition; (c) Tingo Foods is subject to acquisition accounting, with a write-up of its net assets to fair value; and (d) the difference between the fair value of the purchase consideration and the fair value of Tingo Foods’ net assets represents goodwill.

Tingo Group has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•        Tingo Group’s existing shareholders will retain their full equity interests in the combined entity, because the Seller will not receive any additional equity interests.

•        Tingo Group will retain their full Board of Director representation; and

•        Tingo Group’s senior management team, consisting of Darren Mercer, CEO and Kevin Chen, CFO, will be the senior management of the combined entity following the consummation of the Business Combination.

The unaudited pro forma condensed combined financial information should be read in conjunction with the audited financial statements of both Tingo Group and Tingo Foods.

The unaudited pro forma adjustments give effect to events that are directly attributable to the proposed transaction and are based on available data and certain assumptions that management believes are factually supportable.

The unaudited pro forma condensed combined financial information is presented for informational purposes only, in order to aid you in your analysis of the financial aspects of the proposed transaction. The unaudited pro forma condensed combined financial information described above has been derived from the historical audited financial statements of Tingo Group and Tingo Foods. The unaudited pro forma condensed combined financial information is based on Tingo Group’s accounting policies. Further review may identify additional differences between the accounting policies of Tingo Group and Tingo Foods. The unaudited pro forma adjustments and the pro forma condensed combined financial information do not reflect the impact of synergies or post-transaction management actions and are not necessarily indicative of the financial position or results of operations that may have occurred had the transactions taken place on the dates noted, or of Tingo Group’s future financial position or operating results.

TINGO GROUP, INC
Unaudited Pro Forma Condensed Combined Balance Sheet
As of December 31, 2022
(In Thousands)

	Tingo Group, Inc.	Tingo Foods, PLC	Transaction Accounting Adjustments		Pro Forma Combined
	Note A	Note B	Note C
Assets
Current Assets:
Cash and cash equivalents	$500,316	$54,733	$(100)	(c)	$554,949
Trade accounts receivable, net	11,541	—	—		11,541
Inventories	—	201,100	—		201,100
Related party receivables	13,491	—	—		13,491
Other current assets	5,828	264	—		6,092

Total Current Assets	531,176	256,097	(100)		787,173

Property and equipment, net	855,125	12,803	—		867,928
Intangible assets, net	185,407	—	147,767	(a)	333,174
Goodwill	101,247	—	61,840	(a)	163,087
Right-of-use assets under operating lease	2,260	—	—	(d)	2,260
Long-term deposit and other non-current assets	514	—	—		514
Deferred tax assets	3,661	—	—		3,661
Restricted cash escrow	2,233	—	—		2,233
Micronet Ltd. equity method investment	735	—	—		735
Total long-term assets	1,151,182	12,803	209,607		1,373,592

Total Assets	$1,682,358	$268,900	$209,507		$2,160,765

Liabilities, Temporary Equity and Stockholders’ Equity
Current Liabilities:
Short-term loan	$460	$—	$—		$460
Trade accounts payable	11,092	201,100	—		212,192
Deposit held on behalf of clients	2,528	—	—		2,528
Related party payables	57,506	—	—		57,506
Current operating lease liability	1,215	—	—	(d)	1,215
Other current liabilties	192,594	29,077	—		221,671

Total current liabilities	265,395	230,177	—		495,572

Long term loan	377	—	204,000	(a)	204,377
Long term operating lease liability	905	—	—	(d)	905
Deferred tax liabilities	89,597	—	44,330	(a)	133,927
Accrued severance pay	50	—	—		50
Total long-term liabilities	90,929	—	248,330		339,259

Total liabilities	356,324	230,177	248,330		834,831

Preferred stock Series B subject to redemption	553,035	—	—		553,035

Stockholders’ Equity:
Preferred stock Series A	3	—	—		3
Common stock	158	2,000	(2,000)	(b)	158
Additional paid in capital	889,579	2,718	(2,718)	(b)	889,579
Accumulated other comprehensive income (loss)	4,367	(1,068)	1,068	(b)	4,367
Accumulated earnings (deficit)	(123,463)	35,073	(35,173)	(b)(c)	(123,563)
Sub-total	770,644	38,723	(38,823)		770,544

Non-controlling interests	2,355	—	—		2,355

Total Stockholders’ Equity	772,999	38,723	(38,823)		772,899
Total Liabilities, Temporary Equity and Stockholders’ Equity	$1,682,358	$268,900	$209,507		$2,160,765

See notes to unaudited pro forma condensed combined financial information.

TINGO GROUP, INC.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2022
(In Thousands, Except Share and Loss Per Share Data)

	Tingo Group, Inc.	Tingo Foods, PLC	Transaction Accounting Adjustments		Pro Forma Combined
	Note A	Note B	Note C
Net Revenues	$146,035	$466,171	$—		$612,206
Cost of revenues	81,243	269,743	—		350,986
Gross profit	64,792	196,428	—		261,220

Operating Expenses:
Research and development	1,689	—	—		1,689
Selling and marketing	11,140	140,298	—		151,438
General and administrative	58,165	5,472	—		63,637
Amortization of intangible assets	5,590	—	18,471	(a)	24,061
Total operating expenses	76,584	145,770	18,471		240,825

Profit (loss) from operations	(11,792)	50,658	(18,471)		20,395

Other Income (Expense):
Other income, net	2,151	—	—		2,151
Finance income (expense), net	(750)	(554)	(10,200)	(c)	(11,504)
Total other income (expense)	1,401	(554)	(10,200)		(9,353)

Profit (loss) before income tax expense (benefit)	(10,391)	50,104	(28,671)		11,042
Income tax expense (benefit)	37,474	15,031	(5,541)	(b)	46,964
Net profit (loss)	(47,865)	35,073	(23,130)		(35,922)
Loss from equity investment	(746)	—	—		(746)
Net loss attributable to non-controlling stockholders	(1,542)	—	—		(1,542)
Net profit (loss) attributable to TINGO GROUP	$(47,069)	$35,073	$(23,130)		$(35,126)

Net Profit (Loss) Per Share – Basic and Diluted	$(0.36)				$(0.27)
Weighted Average Common Shares Outstanding: – Basic and Diluted	129,345,764				129,345,764

See notes to the unaudited pro forma condensed combined financial information

Basis of Presentation

The unaudited pro forma condensed combined financial information set forth herein is based upon the historical audited financial statements of Tingo Group and Tingo Foods. The unaudited pro forma condensed combined financial information is presented as if the Business Combination had been completed on January 1, 2022 with respect to the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2022 and on December 31, 2022 in respect of the unaudited pro forma condensed combined balance sheet.

The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations had the business combination occurred as of the date indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the completion of the business combination.

Pro forma adjustments reflected in the unaudited pro forma condensed combined balance sheet are based on items that are factually supportable and are directly attributable to the Business Combination. Pro forma adjustments reflected in the pro forma condensed combined statement of income are based on items that are factually supportable and directly attributable to the Business Combination. The unaudited pro forma condensed combined financial information does not reflect the cost of any integration activities or benefits from the Business Combination, including potential synergies that may be generated in future periods.

Transaction Accounting Adjustments (USD in thousands)

Unaudited Pro Forma Condensed Combined Balance Sheet — As of December 31, 2022

The following pro forma adjustments give effect to the business combination.

Note A	Derived from the audited consolidated balance sheet of Tingo Group as of December 31, 2022, which is included in this filing.
Note B	Derived from the audited balance sheet of Tingo Foods as of December 31, 2022, which is included in this filing.

Adjustments to balance sheet:

Note C	(a)	It was determined that Tingo Group was the accounting acquirer and Tingo Foods was the accounting acquiree. The preliminary purchase price allocation is as follows:
Merger consideration		$204,000
Less: Acquired tangible net assets		38,723
Excess purchase price		165,277

Fair value adjustments:
Intangible – customer relationships	$125,670
Intangible – trade names and trade marks	22,097
Intangibles – total	147,767
Deferred tax liabilities	(44,330)
Total fair value adjustments		103,437

Goodwill		$61,840

The merger consideration represents a secured two-year Promissory Note issued by the Buyer to the Seller whose $204,000 principal amount was deemed to approximate their fair value, assuming for the purpose of the pro forma, its issuance with a market rate of interest.

The pro forma adjustments give effect to the forward acquisition accounting, and specifically (a) to recognize $147,767 of Tingo Foods’ identified intangible assets (including $125,670 of customer relationships with an 8-year useful life and $22,097 of trade names and trademarks with an 8-year useful life; (b) to recognize $44,330 of Tingo Foods’ deferred tax liabilities (associated with the identified intangible assets); (c) to recognize Tingo Foods’ goodwill of $61,840; and (d) to recognize the issuance of the $204,000 Promissory Note to the accounting acquiree.

(b)	To derecognize Tingo Foods’ historical equity.
(c)	To give effect to the approximately $100 of Tingo Group post-December 31, 2022 merger expenses that were incurred, by (1) crediting cash; and (2) debiting accumulated earnings (deficit).
(d)

The Securities Purchase Agreement calls for Tingo Foods to execute a long-term lease with the Seller of the real property and improvements on approximately 400 hectares in the Delta State of Nigeria, including the facilities being constructed thereupon, utilized by Tingo Foods. However, the long-term lease agreement has yet to be drawn up and agreed. Upon execution, the long-term lease will be accounted for in accordance with ASC 842 and will result in the recording of a right-of-use asset and the corresponding operating lease liabilities.

Unaudited Pro Forma Condensed Combined Statement of Operations For The Year Ended December 31, 2022

Note A	Derived from the audited consolidated statement of operations of Tingo Group for the year ended December 31, 2022, which is included in this filing.
Note B	Derived from the audited statement of operations of Tingo Foods for the year ended December 31, 2022, which is included in this filing.

Adjustments to Statement of Operations:

Note C	a)

The increase of the identified Tingo Foods intangible assets to fair value (based on the preliminary purchase price allocation) resulted in $18,471 of amortization of such definite-lived intangible assets over their useful lives for the year ended December 31, 2022.

b)

The identified definite-lived intangible assets of Tingo Foods resulted in the recognition of deferred tax liabilities. Such deferred tax liabilities resulted in the recognition of $5,541 of deferred tax benefits for the year ended December 31, 2022, which is directly associated with the recognition of the incremental amortization of Tingo Foods’ intangible assets.

	c)	To give effect to $10,200 of pro forma annual interest expense that is payable in connection with the Promissory Note that was issued by the Buyer as merger consideration.

INTERESTS OF TINGO GROUP DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSALS

Other than with respect to continued service for, employment by and the right to continued indemnification by the Combined Company, as of the date of this proxy statement, Tingo Group directors and executive officers do not have interests in the proposals that are different from, or in addition to, the interests of other Tingo Group stockholders generally, except that John J. Brown and Kenneth Denos who serve as the Series B Convertible Preferred Directors are directors, shareholders and/or officers of Tingo and as such, have an indirect beneficial interest in the Tingo Group common stock, Series A Preferred Stock and Series Be Preferred Stock held by Tingo.

The Series B Preferred Stock shall have no voting rights, however, the Series B Preferred Stock are entitled to receive dividends and conversion rights. The dividend rate on Series B Preferred Stock shall be the sum of (i) 4% of the Stated Value (as defined in the Series B Certificate of Designation) per share per annum plus (ii) if a dividend was declared and paid on the outstanding shares of Common Stock, an amount equal to the amount each share of Series B Preferred Stock would have received if it had been converted into Common Stock prior to the payment of the dividend, as declared by the Board of Directors. Regarding the conversion rights, upon the occurrence of the Conversion Date (as defined within the Series B Certificate of Designation), each outstanding share of Preferred Stock shall be automatically converted into 10,000 shares of Common Stock, which in the aggregate shall be equal to 35.0% of Common Stock outstanding immediately prior to the Closing.

DESCRIPTION OF CAPITAL STOCK

Pursuant to our Amended and Restated Certificate of Incorporation, our authorized capital stock consists of 425,000,000 shares of common stock and 15,000,000 shares of undesignated preferred stock, $0.001 par value.

The following description summarizes the material terms of our capital stock and does not purport to be complete. It is subject to, and qualified in its entirety by reference to, our certificate of incorporation, as amended and our amended and restated bylaws, each of which is incorporated by reference as an exhibit to our annual report on Form 10-K for the fiscal year ended December 31, 2022.

Defined terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Report.

Common Stock

Voting.    Each holder of common stock is entitled to one vote for each share on all matters to be voted upon by the holders of common stock.

Dividends.    Subject to preferences that may be applicable to any then outstanding preferred stock, and further subject to any contractual limitations on the declaration, setting aside or payment of dividends, holders of common stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by our board of directors out of legally available funds.

Liquidation.    In the event of our liquidation, dissolution or winding up, holders of common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preferences that may be granted to the holders of any then outstanding shares of preferred stock.

Rights and Preferences.    The common stock has no preemptive, conversion or other subscription rights, and there are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences and privileges of the holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock, which we may designate and issue in the future.

Series A Preferred Stock

Conversion.    Subject to stockholder approval of Proposal No. 1 and Proposal No. 2, the Series A Preferred Stock is convertible into Common Stock at a rate of approximately 10,000 shares of Common Stock for every one share of Series A Preferred Stock that is converted. Following stockholder approval of the conversion proposal and the Charter Amendment Proposal, each share of Series A Preferred Stock then outstanding shall automatically convert into 10,000 of shares of Common Stock.

Voting Rights.    Except as otherwise required by law, the Series A Preferred Stock does not have voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, Tingo Group will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, (b) alter or amend the Series A Certificate of Designation, (c) authorize or create any class of stock ranking as to redemption or distribution of assets upon a Liquidation (as defined in the Series A Certificate of Designation) senior to, or otherwise pari passu with, the Series A Preferred Stock (other than the Corporation’s Series B Preferred Stock), (d) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

Dividends.    No dividends shall be paid or payable on the Series A Preferred Stock unless a dividend is declared on the Common Stock, in which case the Series A Preferred Stock shall be paid a dividend equal to the amount it would have received if the Preferred Stock had been converted into Common Stock as contemplated by Section 6 of the Series A Certificate of Designation.

Liquidation and Dissolution.    Upon any liquidation, dissolution or winding-up of Tingo Group, the holders of Series A Preferred Stock are entitled to receive out of the assets, whether capital or surplus, of Tingo Group an amount equal to the greater of (i) $0.001 for each share of Series A Preferred Stock and (ii) an amount equal to the amount each share of Series A Preferred Stock would have received if it had been converted into Common Stock as contemplated by Section of the Series A Certificate of Designations, in each case, before any distribution or payment shall be made to the holders of any Junior Securities (as defined in the Series A Certificate of Designations), and if the assets of Tingo Group shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series A Preferred Stock shall be ratably distributed among the holders of Series A Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Description of Series B Preferred Stock

Conversion.    Upon the occurrence of the Conversion Date (as defined in the Series B Certificate of Designation) and subject to further stockholder and Nasdaq approvals, the Series B Preferred Stock is convertible into Common Stock at a rate of approximately 10,000 shares of Common Stock for every one share of Series B Preferred Stock that is converted, which in the aggregate shall be equal to 35.0% of the Common Stock outstanding immediately prior to the Closing.

Voting Rights.    Except as otherwise required by law, the Series B Preferred Stock does not have voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, the holders of the Series B Preferred Stock, voting separately as a class, shall have the right to elect two (2) directors (collectively, the “Preferred Directors” and each a “Preferred Director”) at each annual meeting of Tingo Group’s stockholders. At any time that there ceases to be any Series B Preferred Stock outstanding, the Preferred Directors shall cease to be qualified as directors and the term of office of all Preferred Directors then in office shall terminate immediately. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders of a majority of the Series B Preferred Stock at the time outstanding voting separately as a class. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the holders of a majority of the outstanding Series B Preferred Stock, voting as a single class, may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

Dividends.    The dividend rate on Series B Preferred Stock shall be 4% per share per annum. Dividends on shares of Series B Preferred Stock shall be fully cumulative, accruing, without interest, from the Original Issue Date (as defined in the Series B Certificate of Designation) through the date of redemption or conversion thereof (subject to certain exceptions described in the Series B Certificate of Designation).

Liquidation and Dissolution.    Upon any liquidation, dissolution or winding-up of Tingo Group, the holders of Series B Preferred Stock are entitled to receive out of the assets, whether capital or surplus, of Tingo Group an amount equal to $21,439.06 (the “Stated Value”) for each share of Series B Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities (as defined in the Series B Certificate of Designation), and if the assets of Tingo Group shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series B Preferred Stock shall be ratably distributed among the holders of Series B Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Redemption.    In the event that (i) Tingo Group does not receive by June 30, 2023 the stockholder approval with respect to the conversion of Series B Preferred Stock and the amendment of Tingo Group’s certificate of incorporation to increase the number of authorized shares of Common Stock, (ii) the Nasdaq change of control application is rejected, or (iii) Nasdaq requires Material Restrictions (as defined in the Series B Certificate of Designation) in order to approve the Nasdaq change of control application (each a “Trigger Event”), each holder of Series B Preferred Stock, at its sole option, shall have the right, but not the obligation, to reduce the Stated Value per share of Series B Preferred Stock in exchange for membership interests of Delaware Sub, up to a maximum of 33% of the outstanding membership interests of Delaware Sub. If the holder of Series B Preferred Stock exercises its option to acquire the maximum number of membership interests of Delaware Sub, the Stated Value per share shall be reduced to $14,292.71. For each 1% the holder of Series B Preferred Stock chooses to receive in membership interests of Delaware Sub up to the maximum of 33%, the Stated Value per share of Series B Preferred Stock shall decrease by $216.56. Any amounts that equal less than 1% shall be proportionality reduced. On the date that is ninety (90) days following the date on which the earliest Trigger Event occurs, Tingo Group shall redeem all outstanding shares of Series B Preferred Stock for the Stated Value, as, and if, so reduced.

STOCKHOLDER PROPOSALS

Tingo Group

Tingo Group will hold an annual meeting of stockholders in 2023, which is referred to as the “Tingo Group 2023 annual meeting.”

Any stockholder proposals intended to be presented at the Tingo Group 2023 annual meeting and considered for inclusion in Tingo Group’s proxy materials must be received by Tingo Group on or before June 1, 2023. Such proposals must be submitted in writing to: Tingo Group, Inc., Attn: Controller, Moran Amran, 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholder proposals.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies.

Tingo Group has previously adopted householding for stockholders of record. As a result, stockholders with the same address and last name may receive only one copy of this proxy statement from Tingo Group. Registered Tingo Group stockholders (those who hold shares directly in their name with Tingo Group’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Tingo Group, at the address below.

Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Requests for additional copies of this proxy statement should be directed to: Tingo Group, Inc., 28 West Grand Avenue, Suite 3, Montvale, New Jersey 07645, Attn: Controller, Moran Amran.

WHERE YOU CAN FIND MORE INFORMATION

Tingo Group files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including Tingo Group, which you can access at www.sec.gov. In addition, you may obtain free copies of the documents Tingo Group files with the SEC, including this proxy statement, by going to Tingo Group’s website at http://www.tingogroup.com. The website of Tingo Group are provided as inactive textual references only. The information contained on or accessible through the website of Tingo Group (other than the documents listed below that are incorporated by reference herein) does not constitute a part of this proxy statement, and is not incorporated by reference herein.

Statements contained or incorporated by reference in this proxy statement regarding the contents of any contract or other document are not necessarily complete, and each such statement is qualified in its entirety by reference to the full text of that contract or other document filed as an exhibit with the SEC. The SEC allows Tingo Group to “incorporate by reference” in this proxy statement documents that Tingo Group files with the SEC, including certain information required to be included in this proxy statement. This means that Tingo Group can disclose important information to you by referring you to those documents. The information incorporated by reference herein is considered to be a part of this proxy statement, and later information that Tingo Group files with the SEC will update and supersede that information. Tingo Group incorporates by reference the following documents and any documents subsequently filed by it pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and before the date of the Special meeting (other than, in each case, those documents, or the portions of those documents or exhibits thereto, deemed to be furnished and not filed in accordance with SEC rules). These documents contain important information about Tingo Group’s business and financial performance.

If you are a Tingo Group stockholder, you may request a copy of this proxy statement, any of the documents incorporated by reference in this proxy statement or other information concerning Tingo Group, without charge, through the SEC’s website at www.sec.gov or by written or telephonic request to:

Tingo Group, Inc.
28 West Grand Avenue, Suite 3
Montvale, New Jersey 07645
Attn: Controller, Moran Amran
(9729-880935

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Directors of Tingo Group, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Tingo Group, Inc. (the “Company”) as of December 31, 2022, the related consolidated statements of operations, comprehensive loss, changes in temporary equity and stockholders’ equity and cash flows for the year ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022, and the results of its operations and its cash flows for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Determine the Accounting Acquirer and Evaluate the Valuation and Balance Sheet Presentation of the Consideration — Acquisition of Tingo Mobile Ltd — Refer to Note 13 to the Financial Statements

Critical Audit Matter Description

As described in Note 13 to the financial statements, in May 2022 the Company entered into an Agreement and Plan of Merger with Tingo, Inc. On December 1, 2022, Tingo Group, Inc. completed the merger with a total consideration paid by Tingo Group, Inc to the shareholders of Tingo, Inc. by cash, shares of common stock of Tingo Group, Inc. as well as shares of Series A and B Preferred Stock of Tingo Group, Inc. convertible into common stock upon certain conditions as determined in the Agreement and Plan of Merger. As result of the merger, the Company was determined to be the accounting acquirer and started to consolidate Tingo Mobile Ltd. as of December 1, 2022.

Management estimated the fair value of consideration at the acquisition date using the Tingo, Inc.’s market value (Level 2 observable input) at the date of the transaction instead of the market value of the Company in accordance with ASC 820 — “Fair Value Measurement” or ASC 820. Management considered that the market value of Tingo Inc. at that date, better reflects the fair value of the consideration then measuring the fair value of the consideration using the Company own shares as they determine that its share price at the acquisition date may not be representative of fair value. Management also estimated the fair value of the redeemable preferred stock at the acquisition date to be approximately $553 million and recognized it outside of permanent equity. The provisional purchase price allocation included a software intangible asset of $90.1 million, trade names and trademarks intangible asset of $54.5 million, farmer cooperative intangible asset of $24.8 million and goodwill of $81.5 million.

The principal considerations for our determination that performing procedures relating to the determination of the accounting acquirer and evaluating the valuation and balance sheet presentation of the consideration in the acquisition of Tingo Mobile Ltd. is a critical audit matter, are: (i) the complexity of the accounting guidance and significant judgement exercised by the Company’s management in assessing the accounting treatment of this transaction, specifically, when determining the accounting acquirer and when developing the fair value estimates of the consideration and its presentation in the financial statements, (ii) high degree of auditor judgement, subjectivity, and effort in performing procedures on evaluating management conclusion on the accounting acquirer and evaluating management’s significant judgement related to the use of Level 2 observable inputs; and (iii) the audit effort involved the use of professionals with specialized skills and knowledge.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the determination of the accounting acquirer and evaluating the valuation and presentation of the consideration in the acquisition of Tingo Mobile Ltd. included the following, among others:

•        We read the Agreement and Plan of Merger to identify and assess the relevant terms and conditions to evaluate the appropriateness of management’s accounting treatment.

•        With the assistance of our technical accounting specialist, we evaluated management’s assessment and conclusion that Tingo Group Inc. is the accounting acquirer and will be the one to consolidate Tingo Mobile Ltd. financial statements from the date of the transaction.

•        We assessed and evaluated, with the assistance of our fair value specialists, management’s market value valuation technique used to determine the fair value of the consideration paid in accordance with ASC 820 and the determination of the category within the fair value hierarchy (categorizes into three levels);

•        We assessed and evaluated the appropriateness of management presentation of the consideration as equity and the portion classified outside permanent equity by considering the terms in the Agreement and Plan of Merger; and

•        We evaluated the completeness and accuracy of the transaction disclosures based on ASC 805-10-50 “Business Combinations” by comparing management’s disclosures to information obtained from our other audit procedures.

/s/ Brightman Almagor Zohar & Co.

Brightman Almagor Zohar & Co.
Certified Public Accountants
A Firm in the Deloitte Global Network

Tel Aviv, Israel
March 31, 2023
We have served as the Company’s auditor since 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Tingo Group, Inc. (formerly known as MICT, Inc.)

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheet of Tingo Group, Inc. (formerly known as MICT, Inc., the “Company”) as of December 31, 2021, and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2021, and the related notes (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation related to business combinations

Description of Critical Audit Matter

As discussed in Note 1 to the consolidated financial statements, the Company consummated several business combinations during the year ended December 31, 2021, including Magpie Securities Limited, Guangxi Zhongtong Insurance Agency Co., Ltd, Beijing Yibao Technology Co., Ltd and All Weather Insurance Agency Co., Ltd.

We identified the audit of valuation related to those business combinations as a critical audit matter because of the significant estimates and assumptions management used. Performing audit procedures to evaluate the reasonableness of these estimates and assumptions required a high degree of auditor judgment and an increased extent of effort.

How We Addressed the Matter in Our Audit

The primary procedures we performed to address these critical audit matters included the following:

•        We obtained an understanding and evaluated the reasonableness of management’s process for developing the discounted cash flows. We evaluated the reasonableness of management’s significant assumptions used in developing such discounted cash flows, such as future projections of revenue growth rates and profitability, and estimated working capital needs by testing the underlying data used by the management in its analyses to compare to historical and other industry data, as well as validating certain assertions with data internal to the management and from other sources.

•        With the assistance of our valuation specialists, we evaluated the reasonableness of the valuation methodology and discount rates by testing the source information underlying the determination of the discount rates and the mathematical accuracy of the calculation, and developing a range of independent estimates and comparing those to the discount rates selected by management.

Long-Lived Assets and Goodwill Impairment Assessment

Description of Critical Audit Matter

As discussed in Note 2 to the consolidated financial statements, the Company assesses the recoverability of its long-lived assets based on the undiscounted future cash flow and recognizes an impairment loss when the estimated undiscounted future cash flow expected to result from the use of the assets plus the net proceeds expected from disposition of the asset, if any, are less than the carrying value of the assets. The Company measures a goodwill impairment using a single step impairment model, whereby the impairment equals the difference between the carrying amount and the estimated fair value of the specified reporting units in their entirety.

We identified the impairment assessment for long-lived assets and goodwill as a critical audit matter because of the significant estimates and assumptions management used. Performing audit procedures to evaluate the reasonableness of these estimates and assumptions required a high degree of auditor judgment and an increased extent of effort.

How We Addressed the Matter in Our Audit

The primary procedures we performed to address these critical audit matters included the following:

•        We obtained an understanding and evaluated the reasonableness of management’s process for developing the discounted cash flows. We evaluated the reasonableness of management’s significant assumptions used in developing such discounted and undiscounted cash flows, such as future projections of revenue growth rates and profitability, and estimated working capital needs by testing the underlying data used by the management in its analyses to compare to historical and other industry data, as well as validating certain assertions with data internal to the management and from other sources.

•        With the assistance of our valuation specialists, we evaluated the reasonableness of the valuation methodology and discount rates by testing the source information underlying the determination of the discount rates and the mathematical accuracy of the calculation, and developing a range of independent estimates and comparing those to the discount rates selected by management.

/s/ Friedman LLP

We served as the Company’s auditor from July 2021 through October 2022.

New York, New York
June 17, 2022

TINGO GROUP, Inc.
CONSOLIDATED BALANCE SHEETS
(In Thousands, except Share and Par Value Data)

	December 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$500,316	$96,619
Trade accounts receivable, net	11,541	17,879
Related party receivables	13,491	5,134
Other current assets	5,828	7,865
Total current assets	531,176	127,497

Property and equipment, net	855,125	677
Intangible assets, net	185,407	21,442
Goodwill	101,247	19,788
Right of use assets under operating lease	2,260	1,921
Long-term deposit and other non-current assets	514	824
Deferred tax assets	3,661	1,764
Restricted cash escrow	2,233	2,417
Micronet Ltd. equity method investment	735	1,481
Total long-term assets	1,151,182	50,314

Total assets	$1,682,358	$177,811

TINGO GROUP, Inc.
CONSOLIDATED BALANCE SHEETS — (Continued)
(In Thousands, except Share and Par Value Data)

	December 31, 2022	December 31, 2021
LIABILITIES TEMPORARY EQUITY AND EQUITY

Short-term loan	$460	$1,657
Trade accounts payable	11,092	14,416
Deposit held on behalf of clients	2,528	3,101
Related party payables	57,506	4
Current operating lease liability	1,215	1,298
Other current liabilities	192,594	4,914
Total current liabilities	265,395	25,390

Long term loan	377	—
Long term operating lease liability	905	691
Deferred tax liabilities	89,597	3,952
Accrued severance pay	50	56
Total long-term liabilities	90,929	4,699

Commitment and Contingencies (Note 18)	—	—

Temporary equity
Preferred stock Series B subject to redemption: $0.001 par value, 33,687.21 shares authorized and 0 shares issued and outstanding as of December 31, 2022 and 2021, respectively.	553,035	—

Stockholders’ Equity:
Preferred stock Series A: $0.001 par value, 2,604.28 shares authorized and 0 shares issued and outstanding as of December 31, 2022 and 2021, respectively.	3	—
Common stock; $0.001 par value, 425,000,000 shares authorized, 157,599,882 and 122,435,576 shares issued and outstanding as of December 31, 2022 and December 31, 2021, respectively	158	122
Additional paid in capital	889,579	220,786
Accumulated other comprehensive loss	4,367	(414)
Accumulated deficit	(123,463)	(76,394)
TINGO GROUP, Inc. stockholders’ equity	770,644	144,100

Non-controlling interests	2,355	3,622

Total stockholders’ equity	772,999	147,722

Total liabilities, temporary equity and stockholders’ equity	$1,682,358	$177,811

The accompanying notes are an integral part of the consolidated financial statements.

TINGO GROUP, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Share and Loss Per Share Data)

	Year ended December 31,
	2022	2021
Revenues	$146,035	$55,676
Cost of revenues	81,243	46,456
Gross profit	64,792	9,220
Operating expenses:
Research and development	1,689	889
Selling and marketing	11,140	6,814
General and administrative	58,165	36,488
Amortization of intangible assets	5,590	2,925
Total operating expenses	76,584	47,116
Loss from operations	(11,792)	(37,896)

Equity in net loss of Micronet	—	(1,934)
Loss from decrease in holding percentage in former VIE	—	(1,128)
Other income, net	2,151	1,261
Finance income (expense), net	(750)	395
Loss before income tax expense (benefit)	(10,391)	(39,302)
Income tax expense (benefit)	37,474	(1,791)
Net loss after provision for income taxes	(47,865)	(37,511)
Gain (loss) from equity investment	(746)	353
Net loss	(48,611)	(37,158)
Net loss attributable to non-controlling stockholders	(1,542)	(730)
Net loss attributable to TINGO GROUP	$(47,069)	$(36,428)
Loss per share attributable to TINGO GROUP:
Basic and diluted loss per share	$(0.36)	$(0.32)
Weighted average common shares outstanding:
Basic and diluted	129,345,764	112,562,199

The accompanying notes are an integral part of the consolidated financial statements.

TINGO GROUP, Inc.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(In Thousands, except Share and Par Value Data)

	Year ended December 31,
	2022	2021
Net loss	$(48,611)	$(37,158)
Other comprehensive loss, net of tax:
Currency translation adjustment	4,781	(218)

Total comprehensive loss	$(43,830)	$(37,376)

Comprehensive loss attributable to the non-controlling stockholders	$(1,267)	$(926)

Comprehensive loss attributable to TINGO GROUP	$(42,563)	$(36,450)

The accompanying notes are an integral part of the consolidated financial statements.

TINGO GROUP, Inc.
STATEMENTS OF CHANGES IN TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY
(In Thousands, Except Numbers of Shares)

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Capital reserve related to transaction with the Minority stockholders	Non- controlling Interest	Total Stockholders’ Equity
	Amount	Shares
Balance, December 31, 2020	68	68,757,450	102,333	(39,966)	(196)	(174)	3,631	65,696
Shares issued to service providers and employees	7	7,010,020	9,869	—	—	—	—	9,876
Stock based compensation	—	—	711	—	—	—	—	711
Exercising options for employees and consultants		60,000	80	—	—	—	—	80
Net loss	—	—	—	(36,428)	—	—	(730)	(37,158)
Other comprehensive loss	—	—	—	—	(218)	174	(197)	(241)
Loss of control of subsidiary	—	—	—	—	—	—	(2,989)	(2,989)
Minority interest – Zhongtong Insurance							3,232	3,232
Initially consolidated entity							675	675
Issuance of shares upon November 2020 Securities Purchase Agreement	3	2,400,000	2,673	—	—	—	—	2,676
Issuance of shares upon February 2021 Purchase Agreement	23	22,471,904	53,977	—	—	—	—	54,000
Issuance of shares upon March 2021 Securities Purchase Agreement	19	19,285,715	48,671	—	—	—	—	48,690
Exercising warrants	2	2,450,487	2,472	—	—	—	—	2,474
Balance, December 31, 2021	122	122,435,576	220,786	(76,394)	(414)	—	3,622	147,722
	Preferred stock Series B subject to redemption		Preferred stock Series A		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Non- controlling Interest	Total Stockholders’ Equity
	Amount	Shares	Amount	Shares	Amount	Shares
Balance, December 31, 2021	—	—	—	—	122	122,435,576	220,786	(76,394)	(414)	3,622	147,722
Shares issued to service providers and employees	—	—	—	—	10	9,380,631	6,407	—	—	—	6,417
Stock based compensation	—	—	—	—		—	208	—	—	—	208
Net loss	—	—	—	—	—	—	—	(47,069)	—	(1,542)	(48,611)
Tingo transaction	553,035	33,687	3	2,604	26	25,783,675	662,178				662,207
Other comprehensive (loss)/income	—	—	—	—	—	—	—	—	4,781	275	5,056
Balance, December 31, 2022	553,035	33,687	3	2,604	158	157,599,882	889,579	(123,463)	4,367	2,355	772,999

The accompanying notes are an integral part of the consolidated financial statements.

TINGO GROUP, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands, except Share and Par Value Data)

	Year ended December 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(48,611)	$(37,158)

Adjustments to reconcile net loss to net cash used in operating activities:
Loss (gain) on previously held equity in Micronet	—	1,934
Loss from decrease in holding percentage in former VIE	—	1,128
Equity in net (income) loss from equity method investment	746	(353)
Provision for doubtful accounts	618	2,574
Depreciation and amortization	39,766	3,088
Shares issued to service providers and employees	6,417	9,876
Stock-based compensation for employees and consultants	208	711
Loss from disposal of property and equipment	—	21
Changes in operating assets and liabilities:
Other non-current assets	—	—
Change in deferred taxes, net	28,759	(2,539)
Change in long-term deposit and other non-current assets	311	(542)
Change in right of use assets	1,311	486
Change in lease liabilities	(1,518)	(479)
Change in restricted cash escrow	184	—
Change in accrued interest due to related party	(266)	(163)
Increase (decrease) in trade accounts receivable, net	7,747	(19,579)
Increase (decrease) in other current assets	1,685	(3,189)
Increase (decrease) in trade accounts payable	(2,234)	13,846
Increase (decrease) in deposit held on behalf of clients	(573)	3,101
Accrued interest and exchange rate differences on loans from others	(59)	—
Increase (decrease) in other current liabilities	11,520	(4,099)
Net cash provided by (used in) operating activities	$46,011	$(31,336)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of intangible assets, net	—	(520)
Net cash acquired through business combination – Magpie Securities Limited (Appendix B)	—	1,834
Payment on business acquired – Beijing Fucheng (Appendix A)	—	(4,891)
Net cash acquired on an variable interest entity acquired – Guangxi Zhongtong (Appendix E)	—	460
Loan provided to related party	(791)	(4,265)
Loan provided to Tingo Inc pursuant to the merger agreement	(23,700)	—
Receipt of loan from related party (Micronet)	534	—
Net cash acquired on an variable interest entity acquired – All Weather (Appendix D)	—	1,560
Purchase of property and equipment	(39,645)	(689)
Cash received from disposal of property and equipment	—	124
Acquisition of Tingo Mobile, Inc (Appendix F)	430,563	—
Deconsolidation of Micronet (Appendix C)	—	(2,466)
Net cash provided by (used in) investing activities	$366,961	$(8,853)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from issuance of shares by a subsidiary	—	—
Receipt of short-term loans from banks and others	144	1,657
Receipt of loan from affiliate company	—	220
Repayment of bank loans and others	(859)	(195)
Repayment on loan to related party	(10,000)	—
Proceeds from issuance of shares and warrants	—	105,366
Proceeds from exercise of warrants	—	2,474
Proceeds from exercise of options	—	80
Net cash provided by (used in) financing activities	$(10,715)	$109,602

TRANSLATION ADJUSTMENT OF CASH AND RESTRICTED CASH	1,256	97

NET CHANGE IN CASH AND RESTRICTED CASH	403,513	69,510

Cash and cash equivalents and restricted cash at the beginning of the year	99,036	29,526

Cash and cash equivalents and restricted cash at end of the year	$502,549	$99,036

Supplemental disclosure of cash flow information:
Amount paid during the period for:

Interest	$6	$44
Taxes	$535	$146

TINGO GROUP, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)
(In Thousands, except Share and Par Value Data)

The following table provides a reconciliation of cash and restricted cash reported within the balance sheets that sum to the total of the same amounts shown in the statements of cash flows:

	Year ended December 31,
	2022	2021
Cash and cash equivalent at end of the year	$500,316	$96,619
Restricted cash escrow at end of the year	2,233	2,417
Cash, cash equivalent and restricted cash escrow at end of the year	$502,549	$99,036

Appendix A: Beijing Fucheng

February 10, 2021
Net working capital	$106
Property and equipment	26
Current liabilities	(55)
Intangible assets	4,814
Cash	$4,891

Appendix B: Magpie Securities Limited

February 26, 2021
Net working capital	$206
Investment and loan to Magpie	(2,947)
Property and equipment	24
Current liabilities	(19)
Intangible assets	902
Cash	$(1,834)

Appendix C: Deconsolidation of Micronet Ltd.

May 9, 2021
Working capital other than cash	$(3,849)
Finance lease	33
Accrued severance pay, net	96
Translation reserve	134
Micronet Ltd.investment in fair value	1,128
Non-controlling interests	2,990
Net loss from loss of control	1,934
Cash	$2,466

TINGO GROUP, Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS — (Continued)
(In Thousands, except Share and Par Value Data)

Appendix D: All Weather Insurance Agency

July 1, 2021
Net working capital	$(1,665)
Property and equipment	153
Right of use assets	208
Lease liabilities	(258)
Intangible assets	903
Deferred Tax liability	(226)
Minority interest	(675)
Cash	$(1,560)

Appendix E: Guangxi Zhongtong Insurance Agency Co., Ltd:

October 21, 2021
Net working capital	$152
Property and equipment	13
Intangible assets	2,174
Goodwill	(153)
Deferred Tax liability	(544)
Minority interest	(3,230)
Loss on equity interest	1,128
Net cash provided by acquisition	$(460)

Appendix F: Acquisition of Tingo

December 1, 2022
Net working capital	$(256,181)
Property and equipment	844,764
Intangible assets	169,559
Goodwill	81,459
Deferred Tax liability	(54,923)
Investment in fair value	(1,215,241)
Net cash provided by acquisition	$(430,563)

The accompanying notes are an integral part of the consolidated financial statements

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 1 — DESCRIPTION OF BUSINESS

Overview

TINGO GROUP, Inc. (“TINGO GROUP” or the “Company”) was formed as a Delaware corporation on January 31, 2002 under the name Lapis Technologies, Inc. On March 14, 2013, we changed our corporate name to Micronet Enertec Technologies, Inc. On July 13, 2018, following the sale of our former subsidiary, Enertec Systems Ltd., we changed our name to MICT, Inc. On February 27, 2023, following the acquisition of Tingo Mobile Limited (“Tingo Mobile”), we changed our name to TINGO GROUP, Inc. Our shares have been listed for trading on The Nasdaq Capital Market since April 29, 2013 under the symbol “TIO”.

The Company is a holding company conducting financial technology business and agri-fintech business through its subsidiaries and entities, both wholly-owned and controlled through various VIE arrangements (“VIE entities”), which are located mainly in Africa, Southeast Asia and the Middle East. The Company’s business has changed materially since December 1, 2022, following the completion of two material acquisitions of Tingo Mobile and Tingo Foods.

We currently operate in 3 segments (i) Verticals and Technology, comprising of our operations in China where we have 3 VIEs through which we operate, mainly, our business of insurance brokerage (see Notes 9, 10, 11, and 12).; (ii) Online Stock Trading, comprising mainly the operation of Magpie Securities Limited (“Magpie”) through which we operate the business of online stock trading, located mainly in Hong Kong and Singapore; (iii) Comprehensive Platform Service which includes the operations of Tingo Mobile described above and includes the operations of Tingo Mobile for the month of December.

Since July 1, 2020, following the completion of TINGO GROUP’s acquisition of GFH Intermediate Holdings Ltd or Intermediate (the “GFHI Acquisition”) the Company has been operating in the financial technology sector. GFHI is a financial technology company with a marketplace in China, as well as the wider Southeast Asia area and other parts of the world and is currently in the process of building various platforms for business opportunities in different verticals and technology segments to capitalize on such technology and business, including to compliment TINGO GROUP’s recent acquisitions of Tingo Mobile and Tingo Foods. The Company plans to increase its capabilities and its technological platforms through acquisition and licensing technologies to support its growth efforts, particularly in the agri-fintech, payment services, digital marketplace and financial services sectors.

In China, TINGO GROUP is principally focused on developing insurance broker business and products across approximately 130 insurance branches in China through its subsidiaries and VIE entities, with planned expansion into additional markets. The Company has developed highly scalable proprietary platforms for insurance products business-to-business (“B2B”) and business-to-business-to-consumer (“B2B2C”) and business -to-consumer (“B2C”) and financial services/products, the technology for which is highly adaptable for other applications and markets.

Following GFH Intermediate Holdings Ltd’s (“Intermediate”) acquisition of Magpie, a Hong Kong securities and investment services firm, on February 26, 2021 and the subsequent receipt of regulatory approval from the Hong Kong Securities and Futures Commission, Magpie is licensed to deal in securities, futures and options, and also undertake the business of securities advisory services and asset management.

Magpie launched Magpie Invest, a global stock trading app, on September 15, 2021. It is a proprietary technology investment trading platform that is currently operational in Hong Kong. The technology of Magpie Invest allows the platform to connect to all major stock exchanges. Magpie has memberships/registrations with the Hong Kong Stock Exchange (“HKSE”), the London Stock Exchange (“LSE”) and the requisite Hong Kong and China Direct clearing companies. TINGO GROUP’s financial services business and first financial services product, the Magpie Invest app, is able to trade securities on National Association of Securities Dealers Automated Quotations (“NASDAQ”), New York Stock Exchange (“NYSE”), TMX, HKSE, China Stock Connect, LSE, the Frankfurt Stock Exchange and the Paris Stock Exchange.

The growth of Magpie will continue to be realized and executed through the Company’s business development efforts, which include the pivot of Magpie to a B2B, white-label and payment services strategy in respond to the significant change in market conditions for the retail client sector that materialized in 2022. In order to strengthen

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 1 — DESCRIPTION OF BUSINESS (cont.)

Magpie’s offering to potential B2B and white-label clients, and enable the broadening of its product offering, management made the decision to apply for a Capital Markets License (“CMS License”) from the Monetary Authority of Singapore (“MAS”), which was granted in full on September 20, 2022. Magpie’s CMS License enables it to offer several new products, including leveraged foreign exchange products and contract for differences (“CFDs”), including CFDs on commodities prices and crypto-currency prices.

On December 1, 2022, the Company acquired Tingo Mobile, an agri-fintech business based in Nigeria, from Tingo Inc., a Nevada corporation (“TMNA”). Under the terms of the merger agreement, we entered into with TMNA and representatives of the shareholders of each of TMNA and the Company (“Tingo Merger Agreement”), TMNA contributed its ownership of Tingo Mobile to a newly organized holding company incorporated in the British Virgin Islands (“Tingo BVI Sub”). TMNA then merged Tingo BVI Sub with and into MICT Fintech Ltd., a wholly-owned subsidiary of the Company organized in the British Virgin Islands (“MICT Fintech”), resulting in Tingo Mobile being wholly-owned by the Company.

As of December 31, 2022, Tingo Mobile had approximately 9.3 million subscribers using its mobile phones and Nwassa payment platform. Tingo Mobile believes that Nwassa payment platform is Africa’s leading digital agriculture ecosystem that empowers rural farmers and agri-businesses by using proprietary technology to enable access to markets in which they operate. The Nwassa payment platform also has an escrow structure that creates trust between buyers and sellers. Tingo Mobile’s system provides real-time pricing, straight from the farms, eliminating middlemen. Users’ customers pay for produce bought using available pricing on our Nwassa payment platform. The Nwassa payment platform is paperless, verified and matched against a smart contract. Data is efficiently stored on the blockchain.

The Nwassa payment platform has created an escrow solution that secures the buyer, where funds are not released to its subscribers until fulfilment. The Nwassa payment platform also facilitates trade financing, ensuring that banks and other lenders compete to provide credit to its subscribers.

Pursuant to the Tingo Merger Agreement, TMNA transferred its ownership of Tingo Mobile to Tingo BVI Sub, which was then merged with and into MICT Fintech, a wholly-owned subsidiary of Tingo Group Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of TINGO GROUP (“TGH”).

On December 1, 2022 (the “Tingo Closing”), pursuant to certain joinder agreements, TGH and MICT Fintech were added as parties to the Tingo Merger Agreement, and TINGO GROUP completed the merger of Tingo BVI Sub with and into MICT Fintech (the “Tingo Combination”).

Liquidity

The Company has been incurring losses in 2022 and 2021. The loss from operations were US$11,792 and US$37,896 as of December 31, 2022 and 2021, respectively. The net cash in operating activities was US$46,011 for the year ended December 31, 2022 and US$31,336 net cash used in operating activities for the years ended December 31, 2021.

The Company’s primary resources of cash has been its ability to generate cash from operating activities, obtain capital financing from equity interest investors and borrow funds on favorable economic terms to fund its general operations and capital expansion needs. The Company’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes increasing revenue while controlling operating cost and expenses to generate positive operating cash flows and obtaining funds from outside sources of financing to generate positive financing cash flows. As of December 31, 2022 and 2021, the Company’s balance of cash and cash equivalents was $500,316 and $96,619, respectively.

The Company believes its existing cash will be sufficient to fund its anticipated operating cash requirements for at least twelve months following the date of this filing.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 1 — DESCRIPTION OF BUSINESS (cont.)

The Company’s operations and business may still be subject to adverse effect due to the unprecedented conditions surrounding the spread of COVID-19 throughout North America, Israel, China and the world. Although currently the COVID-19 (due to the measures implemented to reduce the spread of the virus) have not had a material adverse effect on the Company consolidated financial reports; there can be no assurance that Company’s financial reports will not be affected in the future from COVID-19 or resulting from restrictions and other government actions.

Variable Interest Entities (VIEs)

We currently conduct our insurance broker business in China using 3 VIEs (see Notes 9, 10, 11 and 12). The Company consolidates certain VIEs for which it is the primary beneficiary. VIEs consist of certain operating entities not wholly owned by the Company. See Note 2 for more information on the Company’s accounting policies related to the consolidation of VIEs.

The assets and liabilities of the Company’s VIEs that were included in the Company’s consolidated balance sheets are as follows:

	December 31, 2022	December 31, 2021
Current assets:
Cash	$3,690	$1,260
Accounts receivable, net	6,823	2,462
Related parties	2,001	—
Other current assets	2,278	4,550
Total current assets	14,792	8,272

Property and equipment, net	176	208
Intangible assets	5,712	5,718
Long-term prepaid expenses	48	48
Right of use assets	711	530
Restricted cash	1,479	1,632
Deferred tax assets	793	369
Total long-term assets	8,919	8,505

Total assets	$23,711	$16,777

Current liabilities:
Short term loan from others	$286	$1,155
Trade accounts payable	4,817	697
Related party	4,002	4,583
Operating lease short term liability	230	—
Other current liabilities	4,515	2,401
Total current liabilities	13,850	8,836

Long-term liabilities:
Long term loan	377	—
Lease liability	257	106
Deferred tax liability	224	224
Total long-term liabilities	858	330

Total liabilities	$14,708	$9,166

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 1 — DESCRIPTION OF BUSINESS (cont.)

Revenues, loss from operations and net loss of the VIEs that were included in the Company’s consolidated statements of operations are as follows:

	Year ended December 31,
	2022	2021
	USD in thousands	USD in thousands
Revenues	$51,841	$19,683
Loss from operations	$(1,531)	$(1,883)
Net loss	$(541)	$(526)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) applied on a consistent basis.

Principle of Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and variable interest entities (“VIEs”). Inter-company transactions and balances among the Company and its subsidiaries are eliminated upon consolidation. As the Company has both the power to direct the activities of the entities that most significantly impact its economic performance and the right to receive benefits or the obligation to absorb losses of the entities that could potentially be significant to the entities, the Company is considered the primary beneficiary of VIEs. (see Notes 9, 10, 11 and 12).

Noncontrolling Interest

Noncontrolling interest (“NCI”) reflect the portion of income or loss and the corresponding equity attributable to third-parties in certain consolidated subsidiaries that are not 100% owned by the Company. Noncontrolling interest is presented as a separate component in our consolidated statements of operation. NCI is allocated a share of income or loss in the respective consolidated subsidiaries in proportion to their relative ownership interest.

Functional currency and Exchange Rate Income (Loss)

The functional currency of our foreign entities is their local currency. For these foreign entities, we translate their financial statements into U.S. dollars using average exchange rates for the period for statements of operations amounts and using end-of-period exchange rates for assets and liabilities. We record these translation adjustments in Accumulated other comprehensive loss, a separate component of stockholders’ equity, in our consolidated balance sheets. Exchange gains and losses resulting from the conversion of transaction currency to functional currency are charged or credited to other comprehensive income (expense), net.

The exchange rate used for conversion Nigerian Naira and RMB to USD is presented below:

Currency	December 31, 2022	December 31, 2021
Naira	448.55	412.49
RMB	6.8972	6.3726

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. These estimates and assumptions take into account historical and forward-looking factors that the Company believes are reasonable. Actual results could differ significantly from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash, bank deposits, money market funds and high liquid short-term investments with insignificant interest rate risk and original maturities of three months or less.

Restricted Cash

The Company, as an insurance broker, is required to reserve 10% of its registered capital in cash held in an escrow bank account pursuant to the China Insurance Regulatory Commission (“CIRC”) rules and regulations. As of December 31, 2022 and 2021, restricted cash amounted to $2,233 and $2,417 respectively.

Accounts receivable, net

Accounts receivables are recorded at amounts billed to customers, net of an allowance for doubtful accounts. Trade accounts receivable are recorded at invoiced amounts. On a periodic basis, management evaluates its accounts receivable and determines whether to provide an allowance or if any accounts should be written off. The allowance is determined based on specific analysis of each customer account receivable’s aging, assessment of its related risk and ability of the customer to make the required payment. In addition, in accordance with ASC 326, “Financial Instruments — Credit Losses”, an allowance is maintained for estimated forward-looking losses resulting from possible inability of customers to make required payments (current expected losses). The amount of the allowance is determined principally on the basis of past collection experience and known financial factors regarding specific customers. Trade accounts receivables are written off against the allowance when it becomes evident that collection will not occur. As of December 31, 2022 and December 31, 2021, allowance for expected credit losses was $3,012 and $2,606, respectively.

Financial Instruments

The Company accounts for debt and equity issuances as either equity-classified or liability-classified instruments based on an assessment of the instruments specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own common stock and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of issuance of the instruments and as of each subsequent quarterly period end date while the instruments are outstanding.

For issued or modified instruments that meet all of the criteria for equity classification, the instruments are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified instruments that do not meet all the criteria for equity classification, the instruments are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the instruments are recognized as a non-cash gain or loss on the statements of operations.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization is calculated by the straight-line method over their estimated useful lives. Useful lives of depreciation are as follows:

Category	Useful Life
Machinery and equipment	3 – 7 years
Furniture and fixtures	3 – 14 years
Transportation equipment	4 – 7 years
Leasehold improvements	Over the shorter of lease term or life of the assets
Computer equipment	3 years
Buildings	20 years
Office Equipment	5 years
Plant & Machinery	4 years
Mobile Devices	3 years
Site Installations	4 years

Stock Based Compensation

The Company applies the provisions of ASC Topic 718 “Compensation — Stock Compensation”, under which employees’ share-based awards are recognized based on the grant-date fair values. The Company estimates the fair value of stock-based compensation awards granted using the grant date fair value of the awards.

Stock-based compensation expense is recognized evenly over the vesting period. The Company accounts for forfeitures as they occur. For stock options, fair value is determined using an option-pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option, the volatility of the underlying stock, the expected dividends on it, and the risk-free interest rate over the expected life of the option.

Cost of revenues

Cost of revenues are from our Comprehensive Platform Service and also from our Chinese’s companies Verticals and technology segment. Our Cost of revenues expenses consist primarily from commission costs and depreciation Expense.

Research and Development Costs

Research and development costs are from our online stock trading platform segment and also from our Chinese’s companies Verticals and technology segment. Our research and development expenses consist primarily of expenditures for consulting fees, compensation, and salary costs and expensed as incurred unless these costs qualify for capitalization as internal-use software development costs.

Earnings (Loss) per Share

In accordance with FASB ASC 260, “Earnings Per Share,” the basic net loss per share is computed by dividing the net loss attributable to ordinary shareholders by the weighted average number of shares of common stock outstanding during the period. Basic net loss per share excludes the dilutive effect of stock options or warrants. The calculation of the basic and diluted earnings per share is the same for all periods presented, as the effect of the potential common shares equivalents is anti-dilutive due to the Company’s net loss position for all periods presented.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Leases

The Company as Lessee: Operating lease right-of-use assets (“ROU assets”) represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and lease liabilities are recognized at the lease commencement date based on the present value of lease payments over the lease term. Because the rate implicit on most of the Company’s leases are not readily determinable, the Company’s incremental borrowing rate is used based on the information available at the commencement date in determining the present value of lease payments. The lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise such options. Lease expense for operating leases is recognized on a straight-line basis over the lease term as an operating expense.

ROU assets are reviewed for impairment when indicators of impairment are present. ROU assets from operating leases are subject to the impairment guidance in ASC 360, Property, Plant, and Equipment, as ROU assets are long-lived nonfinancial assets.

The Company recognized no impairment of ROU assets as of December 31, 2022 and December 31, 2021.

The operating lease is included in right-of-use assets and lease liability on the consolidated balance sheets.

The Company as Lessor: We evaluate all agreements entered into or modified that convey to others the use of property or equipment for a term to determine whether the agreement is or contains a lease. The underlying assets associated with these agreements are evaluated for future use beyond the lease term. We have elected the non-lease component separation practical expedient for all classes of assets where we are the lessor.

We entered into agreement with standard terms to lease mobile phones to the customers for 1 year. Under the agreement the right and ownership of the mobile phones shall remain with the Company (Lessor). Lessor has the exclusive right to terminate the agreement in whole or part. The agreement has lease and non lease component. The lease component is accounted as operating lease and income is recognized on a straight-line basis over the lease term as a revenue and certain non-lease components may be accounted for under the revenue recognition guidance in ASC Topic 606, Revenue from Contracts with Customers, or ASC Topic 606. See the “Revenue Recognition”.

The Company follows ASC No 842, Leases starting from the January 1, 2021.

Investments

The Company accounts for its equity investment over which it has significant influence but does not own a majority equity interest or otherwise control, using the equity method. The Company adjusts the carrying amount of the investment and recognizes investment income or loss for its share of the earnings or loss of the investee after the date of investment. The Company assesses its equity investment for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, operating performance of the entity, including current earnings trends and undiscounted cash flows, and other entity-specific information. The fair value determination, particularly for investments in a privately held entity, requires judgment to determine appropriate estimates and assumptions. Changes in these estimates and assumptions could affect the calculation of the fair value of the investment and determination of whether any identified impairment is other-than-temporary.

As of December 31, 2022, the Company owned 31.47% of shares in Micronet which was accounted for under equity method.

As of December 31, 2022, the Company owned 24% of the shares in Beijing Fucheng and controlled the remaining 76% through contractual arrangements as discussed in Note 1. The Company consolidates Beijing Fucheng.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Fair value measurement

ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”), requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

•        Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

•        Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

•        Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Financial instruments included in current assets and current liabilities are reported in the consolidated balance sheets at face value or cost, which approximate fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rates of interest.

Intangible assets

The Company’s intangible assets with definite useful lives primarily consist of licensed software, Technology, Trade name/ trademarks, Customer relationship and Farmer Cooperative. The Company amortizes its intangible assets with definite useful lives over their estimated useful lives and reviews all the intangible assets for frequent impairment indicators on quarterly basis. The Company typically amortizes its intangible assets with definite useful lives on a straight-line basis over the shorter of the contractual terms or the estimated useful lives. The Company did not record any impairment of intangible assets as of December 31, 2022 and December 31, 2021.

Intangible assets are stated at cost less accumulated amortization. Amortization is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are as follows:

Useful Life
License & software	indefinite useful life and some of them for 10 years and some of them for 6 years
Technology know-how	6 years
Trade name/trademarks	indefinite useful life and some of them for 5 years and some of them for 10 years
Customer relationship	5 – 10 years
Farmer cooperative	8 years

Goodwill

Goodwill represents the excess of the purchase price over the estimated fair value of the identifiable net assets acquired in the acquisition of a business. We test goodwill for impairment annually in the fourth quarter and when events or changes in circumstances indicate that the fair value of a reporting unit with goodwill has been reduced below its carrying value. Events that could indicate impairment and trigger an interim impairment assessment

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

include, but are not limited to, current economic and market conditions, including a decline in market capitalization, a significant adverse change in legal factors, business climate, operational performance of the business or key personnel, and an adverse action or assessment by a regulator. The Company has determined that there are two reporting units for purposes of testing goodwill for impairment.

In testing goodwill for impairment, the Company has the option to first consider qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. Such qualitative factors include industry and market considerations, economic conditions, entity-specific financial performance and other events, such as changes in management, strategy and primary customer base. If based on the Company’s qualitative assessment it is more likely than not that the fair value of the reporting unit is less than its carrying amount, quantitative impairment testing is required. However, if the Company concludes otherwise, quantitative impairment testing is not required. The results of the Company’s qualitative goodwill impairment test performed on the first business day of fourth quarter for fiscal years 2022 and 2021 did not indicate any impairments.

Temporary Equity

Equity instruments that are redeemable for cash or other assets are classified as temporary equity if the instrument is redeemable, at the option of the holder, at a fixed or determinable price on a fixed or determinable date or upon the occurrence of an event that is not solely within the control of the issuer.

Redeemable equity instruments are initially carried at the relative fair value of the equity instrument at the issuance date, which is subsequently adjusted at each balance sheet date if the instrument is currently redeemable or probable of becoming redeemable. The Series B Preferred Stock issued in connection with the acquisition of Tingo Mobile described in Note 3 were classified as temporary equity in the accompanying financial statements.

Business Combinations

We allocate the purchase consideration to the identifiable net assets acquired, including intangible assets and liabilities assumed, based on estimated fair values at the date of the acquisition. The excess of the fair value of the purchase consideration over the fair value of the identifiable assets and liabilities, if any, is recorded as goodwill. During the measurement period, which is up to one year from the acquisition date, we may adjust provisional amounts that were recognized at the acquisition date to reflect new information obtained about facts and circumstances that existed as of the acquisition date.

Determining the fair value of assets acquired and liabilities assumed requires significant judgment, including the selection of valuation methodologies including the income approach, the cost approach, and the market approach. Significant assumptions used in those methodologies include, but are not limited to, the expected values of the underlying metric, the systematic risk embedded in the underlying metric, the volatility of the underlying metric, the risk-free rate, and the counterparty risk. The use of different valuation methodologies and assumptions is highly subjective and inherently uncertain and, as a result, actual results may differ materially from estimates.

Revenue Recognition

The Company follows ASC 606 “Revenue from Contracts with Customers” and recognizes revenue when it transfers the control of promised goods or services to customers in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services.

The Company’s revenues from the insurance segment are generated from providing insurance brokerage services or insurance agency services on behalf of insurance carriers.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Our performance obligation to the insurance carrier is satisfied and commission revenue is recognized at a point in time when an insurance policy becomes effective. The Company provides customers with information regarding services and commission charge from the customers on a monthly basis. Performance obligation is satisfied at a point in time when the requested information is delivered to the customer.

In accordance with ASC 606-10-55, Revenue Recognition: Principal Agent Considerations, the Company reports revenue on a gross or net basis based on management’s assessment of whether the Company acts as a principal or agent in the transaction. To the extent the Company acts as the principal, revenue is reported on a gross basis. To the extent the Company acts as the agent, revenue is reported on a net basis. The determination of whether the Company act as a principal or an agent in a transaction is based on an evaluation of whether the Company controls the good or service prior to transfer to the customer.

The Company reports its insurance revenue net of amounts due to the insurance companies as the Company is not the primary obligor in the relevant arrangements, the Company does not finalize the pricing, and does not bear any risk related to the insurance policies.

The Company’s revenues from the online stock trading platform are generated from stock trading commission income. Commission revenue is recognized at a point in time when transfer of control occurs. Trade execution performance obligation generally occurs on the trade date because that is when the underlying financial instrument (for a purchase) or purchaser (for a sale) is identified, and the pricing is agreed upon.

The Company’s revenues from Tingo Mobile’s comprehensive platform service recognizes revenue upon transfer of control of promised products or services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products or services. The Company offers customers the ability to lease the phones on one year terms, and purchase data and calls, as well as use of the NWASSA payment platform. As part of these contracts, the Company records revenue . The Company also records depreciation expense on a straight-line basis over the useful life of the phones, which is estimated by management at three years.

The Company exercised judgement in determining in determining the accounting policies related to these transactions, including the following:

•        Determination of whether products and services are considered distinct performance obligations that should be accounted for separately versus together, such as phone leases and purchase of data.

•        Determination of stand-alone selling prices for each distinct performance obligation and for products and services that are not sold separately.

•        The pattern of delivery (i.e., timing of when revenue is recognized) for each distinct performance obligation.

•        Estimation of variable consideration when determining the amount of revenue to recognize (i.e., separate items on NWASSA platform)

Income Taxes

The Company accounts for income taxes using an asset and liability approach as prescribed in ASC 740-10 “Income Taxes” whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities. Deferred taxes are measured using the enacted tax rates anticipated (under applicable law as of the balance sheet date) to apply when the deferred taxes are expected to be paid or realized. Deferred tax assets and liabilities, as well as any related valuation allowance, are classified as noncurrent items on the balance sheets.

The Company evaluates the potential realization of its deferred tax assets for each jurisdiction in which the Company operates at each reporting date and establishes valuation allowances when it is more likely than not that all or a part of its deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

generation of future taxable income of the same character and in the same jurisdiction. The Company considers all available positive and negative evidence in making this assessment, including, but not limited to, the scheduled reversal of deferred tax liabilities and deferred tax assets and projected future taxable income.

ASC 740-10 prescribes a two-step approach for recognizing and measuring uncertain tax positions. The first step is to evaluate tax positions taken or expected to be taken in a tax return by assessing whether they are more-likely-than-not sustainable, based solely on their technical merits, upon examination and including resolution of any related appeals or litigation process. The second step is to measure the associated tax benefit of each position as the largest amount that the Company believes is more-likely-than-not realizable. Differences between the amount of tax benefits taken or expected to be taken in its income tax returns and the amount of tax benefits recognized in its financial statements, represent the Company’s unrecognized income tax benefits. The Company’s policy is to include interest and penalties related to unrecognized income tax benefits as a component of income tax expense.

TINGO GROUP and its subsidiaries and VIEs within the jurisdiction of the United States, Israel and China are subject to a tax examination for the most recent three, four and five years, respectively.

Impairment of Long-Lived Assets

The Company reviews long-lived assets and intangible assets on a periodic basis, as well as when such review is required based upon relevant circumstances, to determine whether events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable, considering the undiscounted cash flows expected from them. If applicable, the Company recognizes an impairment loss based upon the difference between the carrying amount and the fair value of such assets, in accordance with ASC 360-10 “Property, Plant and Equipment”. As of December 31, 2022, and 2021, no indicators of impairment have been identified.

Comprehensive Income (Loss)

In accordance with ASC 220 “Comprehensive Income”, comprehensive income represents the change in shareholders’ equity during a reporting period from transactions and other events and circumstances from non-owner sources. It includes all changes in equity during a reporting period except those resulting from investments by owners and distributions to owners. Other comprehensive income (“OCI”) represents gains and losses that are included in comprehensive income but excluded from net profit.

Statutory reserves

Pursuant to the laws applicable to the PRC, PRC entities must make appropriations from after-tax profit to the non-distributable “statutory surplus reserve fund”. Subject to certain cumulative limits, the “statutory surplus reserve fund” requires annual appropriations of 10% of after-tax profit until the aggregated appropriations reach 50% of the registered capital (as determined under accounting principles generally accepted in the PRC (“PRC GAAP”) at each year-end). For foreign invested enterprises and joint ventures in the PRC, annual appropriations should be made to the “reserve fund”. For foreign invested enterprises, the annual appropriation for the “reserve fund” cannot be less than 10% of after-tax profits until the aggregated appropriations reach 50% of the registered capital (as determined under PRC GAAP at each year-end). If the Company has accumulated loss from prior periods, the Company is able to use the current period net income after tax to offset against the accumulate loss.

Segment reporting

ASC Topic 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with management approach,” following the method that management organizes the Company’s reportable segments for which separate financial information is made available to, and evaluated regularly by, the chief operating decision maker (the “CODM”), in allocating resources and in assessing performance.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Company’s CODM has been identified as the CEO, who reviews consolidated and each of the segments results when making decisions about allocating resources and assessing performance of the Company.

Based on management’s assessment, the Company determined that it has three operating segments and therefore three reportable segments as defined by ASC 280.

Recently issued accounting pronouncements

In May 2019, the FASB issued ASU 2019-05, which is an update to ASU Update No. 2016-13, Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, which introduced the expected credit losses methodology for the measurement of credit losses on financial assets measured at amortized cost basis, replacing the previous incurred loss methodology. The amendments in Update 2016-13 added Topic 326, Financial Instruments — Credit Losses, and made several consequential amendments to the Codification. Update 2016-13 also modified the accounting for available-for-sale debt securities, which must be individually assessed for credit losses when fair value is less than the amortized cost basis, in accordance with Subtopic 326-30, Financial Instruments — Credit Losses — Available-for-Sale Debt Securities. The amendments in this Update address those stakeholders’ concerns by providing an option to irrevocably elect the fair value option for certain financial assets previously measured at amortized cost basis. For those entities, the targeted transition relief will increase comparability of financial statement information by providing an option to align measurement methodologies for similar financial assets. Furthermore, the targeted transition relief also may reduce the costs for some entities to comply with the amendments in Update 2016-13 while still providing financial statement users with decision-useful information. In November 2019, the FASB issued ASU No. 2019-10, which to update the effective date of ASU No. 2016-02 for private companies, not-for-profit organizations and certain smaller reporting companies applying for credit losses, leases, and hedging standard. The new effective date for these preparers is for fiscal years beginning after December 15, 2022. The Company does not expect the adoption of this ASU would have a material effect on the Company’s consolidated financial statements.

In October 2021, the FASB issued ASU 2021-08, “Business Combinations”. The amendments in this Update address how to determine whether a contract liability is recognized by the acquirer in a business combination and resolve the inconsistency of measuring revenue contracts with customers acquired in a business combination by providing specific guidance on how to recognize and measure acquired contract assets and contract liabilities from revenue contracts in a business combination. The amendments in this Update apply to all entities that enter into a business combination within the scope of Subtopic 805-10, Business Combination-Overalls. For public business entities, ASU 2021-08 is effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Early application is permitted. The amendments in this Update should be applied prospectively to business combinations occurring on or after the effective date of the amendments. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial statements.

Except as mentioned above, the Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s consolidated balance sheets, consolidated statements of operations, comprehensive loss and cash flows.

Reclassification

Certain prior year amounts in the consolidated financial statements and the notes thereto have been reclassified where necessary to conform to the current year presentation. These reclassifications did not affect the prior period total assets, total liabilities, stockholders’ deficit, net loss or net cash used in operating activities.

Note 3 — Stockholders’ Equity

A. Common stock:

Common stock confers upon its holders the rights to receive notice to participate and vote in general meetings of the Company, and the right to receive dividends if declared.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

Note 3 — Stockholders’ Equity (cont.)

B. Series A preferred stock:

As part of the consideration paid by TINGO GROUP to TMNA at the closing of the Merger on December 1, 2022, the Company issued 2,604.28 shares of Series A preferred stock which are convertible into 26,042,808 shares of TINGO GROUP common stock equal to approximately 20.1% of the total issued and outstanding common stock immediately prior to Closing. The Series A preferred stocks will be convertible to TINGO GROUP common stock upon stockholders approval. If stockholders have not approved the conversion of the Series A Preferred Stock into TINGO GROUP common stock by June 30, 2023 (the “Trigger Date”), then, TINGO GROUP will issue to TMNA stocks to cause TMNA to own 27% of the total issued and outstanding membership interests of TGH. See also Note 13.

C. Temporary equity:

As part of the consideration paid by TINGO GROUP to TMNA at the closing of the Tingo Merger on December 1, 2022, the Company issued 33,687.21 shares of Series B preferred stock convertible into 336,872,138 shares of TINGO GROUP common stock equal to approximately 35% of the total issued and outstanding common stock immediately prior to Closing. The Series B preferred stocks will be convertible to TINGO GROUP common stock upon approval by Nasdaq of the change of control of TINGO GROUP and upon the approval of TINGO GROUP’s stockholders. If such shareholder or Nasdaq approval is not obtained by June 30, 2023, TMNA shall have the right to (i) cause the redemption of Series B preferred stock to take place within 90 days; and (ii) cause TINGO GROUP to redeem all of the Series B preferred stock in exchange for $666,666,667 or an amount of common stock of TGH equivalent in value to $666,666,667. See also Note 13. As the redemption provisions to redeem the Series B preferred stock in cash is outside the control of the Company and contingent upon the approval of shareholders or Nasdaq approval of the change in control application of Tingo Group, they are required to be presented outside of Stockholders’ Equity and therefore were presented as temporary equity on the face of the Consolidated Balance Sheets.

D. Stock Option Plan:

2012 plan.    Our 2012 Stock Incentive Plan (the “2012 Incentive Plan”) was initially adopted by the Board on November 26, 2012 and approved by our stockholders on January 7, 2013 and subsequently amended on September 30, 2014, October 26, 2015, November 15, 2017 and November 8, 2018. Under the 2012 Incentive Plan, as amended, up to 5,000,000 shares of our Common Stock, are currently authorized to be issued pursuant to option awards granted thereunder, 3,994,782 shares of which have been issued or have been allocated to be issued as of December 31, 2022 and 1,005,218 shares remain available for future issuance as December 31, 2022. The 2012 Incentive Plan is intended as an incentive to retain directors, officers, employees, consultants and advisors to the Company, persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company, by granting to such persons options to purchase shares of the Company’s Common Stock (“2012 Options”), shares of the Company’s stock, with or without restrictions, or any other share-based award (“2012 Award(s)”). The Plan is intended as an incentive to retain in the employ of, and as directors, consultants and advisors to TINGO GROUP, Inc., and its subsidiaries (including any “employing company” under Section 102(a) of the Ordinance (as hereinafter defined) and any “subsidiary” within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), collectively, the “Subsidiaries”), persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries, by granting to such persons either (i) options to purchase shares of the Company’s Stock, (the “Options”), (ii) shares of the Company’s Stock, with or without restrictions, or (iii) any other Stock-based award,

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

Note 3 — Stockholders’ Equity (cont.)

granted to a Grantee or an Optionee (as such terms are defined below hereunder) under the Plan and any Stock issued pursuant to the exercise thereof. Stock awards and the grant of Options to purchase shares of Stock, or the issue of each of the above under sub-sections (i) - (iii) shall be referred as the “Award(s).

2020 plan.    The 2020 Incentive Plan provides for the issuance of up to 25,000,000 shares of our common stock plus a number of additional shares issued upon the expiration or cancellation of awards under our 2014 Incentive Plan, which was terminated when the 2020 Incentive Plan was approved by our stockholders. Generally, shares of common stock reserved for awards under the 2020 Incentive Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes are not available again for future awards. In addition, Shares repurchased by the Company with the proceeds of the option exercise price may not be reissued under the 2020 Incentive Plan.

The following table summarizes information about stock options outstanding and exercisable as of December 31, 2022:

Options Outstanding		Options Exercisable
Number Outstanding on December 31, 2022	Weighted Average Remaining Contractual Life	Number Exercisable on December 31, 2022	Exercise Price
	Years		$
125,000	8.5	125,000	1.41
370,000	8.5	277,500	1.81
95,000	8.5	31,667	2.49
590,000		434,167
	Year ended December 31, 2022		Year ended December 31, 2021
	Number of Options	Weighted Average Exercise Price	Number of Options	Weighted Average Exercise Price
Options outstanding at the beginning of period:	1,558,000	$1.74	1,158,000	$2.24
Changes during the period:
Granted	—	$—	740,000	$1.97
Exercised	—	$—	(60,000)	$1.35
Forfeited	(968,000)	$1.68	(280,000)	$1.41
Options outstanding at the end of the period	590,000	$1.83	1,558,000	$1.74
Options exercisable at the end of the period	434,167	$1.74	1,118,000	$1.57

The Company has warrants outstanding as follows:

	Warrants Outstanding	Average Exercise Price	Remaining Contractual Life
Balance, December 31, 2021	62,863,879	$2.854	4.5
Granted	—	$—	—
Forfeited	—	$—	—
Exercised	—	$—	—
Balance, December 31, 2022	62,863,879	$2.854	4.25

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

Note 3 — Stockholders’ Equity (cont.)

The Company is required to assume a dividend yield as an input in the Black-Scholes model. The dividend yield assumption is based on the Company’s historical experience and expectation of future dividends payouts and may be subject to change in the future.

The Company uses historical volatility in accordance with FASB ASC Topic 718, “Compensation — stock compensation”. The computation of volatility uses historical volatility derived from the Company’s exchange-traded shares.

The risk-free interest assumption is the implied yield currently available on U.S. Treasury zero-coupon bonds, issued with a remaining term equal to the expected life term of the Company’s options.

Pre-vesting rates forfeitures were zero based on pre-vesting forfeiture experience.

The fair value of each option granted is estimated on the date of grant, using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield of 0% for all years; expected volatility: 2022 and 2021-87.2%-100.4%; risk-free interest rate: 2022 and for 2021-0.99%-1.64%; and expected life: 2022 and for 2021-6.5-10 years.

The Company uses the simplified method to compute the expected option term for options granted.

On November 2, 2020 the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain investors for the purpose of raising $25.0 million in gross proceeds for the Company (the “Offering”). Pursuant to the terms of the Purchase Agreement, the Company sold, in a registered direct offering, an aggregate of 10,000,000 units (each, a “Unit”), with each Unit consisting of one share of the Company’s common stock and one warrant to purchase 0.8 of one share of Common Stock at a purchase price of $2.50 per Unit. The warrants are exercisable nine months after the date of issuance at an exercise price of $3.12 per share and will expire five years following the date the warrants become exercisable. The closing of the sale of Units pursuant to the. Purchase Agreement occurred on November 4, 2020. By December 31, 2020, the Company had received a total of $22.325 million in gross proceeds pursuant to Offering and issued in the aggregate, 7,600,000 Units. The remaining gross proceeds, in the additional aggregate amount of $2.675 million, were received by the Company on March 1, 2021 and in consideration for such proceeds, the Company issued the remaining 2,400,000 units.

On February 11, 2021, the Company announced that it had entered into a securities purchase agreement (the “February Purchase Agreement”) with certain institutional investors for the sale of (i) 22,471,904 shares of common stock, (ii) 22,471,904 Series A warrants to purchase 22,471,904 shares of common stock and (iii) 11,235,952 Series B warrants to purchase 11,235,952 shares of common stock at a combined purchase price of $2.67 (the “February Offering”). The gross proceeds to the Company from the February Offering were expected to be approximately $60.0 million. The Series A warrants will be exercisable nine months after the date of issuance, have an exercise price of $2.80 per share and will expire five and one-half years from the date of issuance. The Series B warrants will be exercisable nine months after the date of issuance, have an exercise price of $2.80 per share and will expire three and one-half years from the date of issuance. The Company received net proceeds of $54.0 million on February 16, 2021 after deducting the placement agent’s fees and other expenses.

On March 2, 2021, the Company entered into a securities purchase agreement (the “March Purchase Agreement”) with certain investors for the purpose of raising approximately $54.0 million in gross proceeds for the Company. Pursuant to the terms of the March Purchase Agreement, the Company agreed to sell, in a registered direct offering, an aggregate of 19,285,715 shares of the Company’s common stock, par value $0.001 per share, at a purchase price of $2.675 per share and in a concurrent private placement, warrants to purchase an aggregate of 19,285,715 shares of common stock, at a purchase price of $0.125 per warrant, for a combined purchase price per share and warrant of $2.80 which was priced at the market under Nasdaq rules. The warrants are immediately exercisable at an exercise price of $2.80 per share, subject to adjustment, and expire five years after the issuance date. The closing date for the transaction consummated under the March Purchase Agreement was on March 4, 2021. The Company received net proceeds of $48.69 million on March 4, 2021, after deducting the placement agent’s fees and other expenses.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

Note 3 — Stockholders’ Equity (cont.)

On May 17, 2021, the Company’s Board of Directors (the “Board”) unanimously approved a grant of fully vested 6,000,000 shares of common stock to Mr. Darren Mercer, the Company’s Chief Executive Officer. The issuance of the shares was pursuant to the Company’s long term incentive plan as previously approved by the stockholders and negotiated in connection with the Company’s acquisition of Global Fintech Holdings Limited. The Board unanimously agreed to issue the shares in recognition of Mr. Mercer’s direct contribution to achieving numerous key deliverables including: (i) the completion of several acquisitions, including those of Fucheng Insurance and Magpie; (ii) obtaining regulatory approval from the Hong Kong SFC regarding the acquisition of Magpie; (iii) the execution of several major commercial contracts and partnerships, including with a number of major insurance agents and one of China’s largest payment service providers; (iv) the execution of an exclusive partnership with the Shanghai Petroleum and Natural Gas Trading Center to which allows TINGO GROUP to provide financial services to its customers; (v) the successful launch of the insurance business in December 2020 and the delivery of significant revenues and revenue growth in Q1 2021; and (vi) the completion of capital raises totaling in excess of $140 million and broadening the Company’s institutional investor base.

On May 17, 2021, the Board unanimously approved a grant of fully vested 300,000 shares of common stock of the Company to Richard Abrahams, Magpie’s Chief Executive Officer.

Our 2012 Incentive Plan was initially adopted by the Board on November 26, 2012 and approved by our stockholders on January 7, 2013 and subsequently amended on September 30, 2014, October 26, 2015, November 15, 2017 and November 8, 2018. Under the 2012 Incentive Plan, as amended, up to 5,000,000 shares of our common stock, are currently authorized to be issued pursuant to option awards granted thereunder. On May 17, 2021, May 23, 2021 and June 28, 2021, the Company granted an aggregate of 125,000, 370,000 and 245,000 respectively, options under the 2012 Incentive Plan, with an exercise price of $1.41, $1.81 and $2.49, respectively, of which 433,667 options vested and 150,000 options expired as of December 31, 2022. This resulted in a stock-based compensation expense of approximately $208,079 recorded for the twelve months ended December 31, 2022, based on a fair value determined using a Black-Scholes model.

On March 22, 2021, 20,000 shares of common stock were issued to an employee who exercised their options at an exercise price of $1.41.

In September 2021, the Board unanimously approved a grant of 87,000 fully vested shares of common stock of the Company to some of our employees.

On September 13, 2021, 40,000 shares of common stock were issued to an employee who exercised their options at an exercise price of $1.32.

On September 28, 2021, The Company granted 823,020 shares of common stock of the Company to China Strategic Investments Limited.

On May 10, 2022, The Company granted 1,659,500 shares of common stock of the Company to Cushman Holdings Limited, an unrelated third party, as an introducer fee for TMNA.

On May 10, 2022, The Company granted 858,631 shares of common stock of the Company to China Strategic Investments Limited, an unrelated third party, in connection with the GFHI acquisition as discussed in Note

On May 10, 2022, The Company granted 612,500 shares of common stock of the Company to some of our directors and employees. The shares were issued pursuant to the 2020 Incentive Plan.

On May 10, 2022, the Company’s Board unanimously approved a grant of fully vested 4,000,000 shares of common stock to Mr. Darren Mercer. The shares were issued under the Company’s long term incentive plan as such long term incentive plan previously approved by the stockholders and negotiated in connection with the Company’s

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

Note 3 — Stockholders’ Equity (cont.)

acquisition of Global Fintech Holdings Limited. The Board unanimously agreed to issue the shares in recognition of Mr. Mercer’s direct contribution to achieving numerous key deliverables including: (i) the execution of several major commercial contracts and partnerships, including with a number of major insurance agents and one of China’s largest payment service providers; (ii) entered into an Agreement and Plan of Merger with Tingo.

On December 1, 2022, The Company granted 2,000,000 shares of common stock of the Company to Mr. Wei Qi, the company consultant, who has a professional business development goal as part of his agreement with the company. The shares were issued pursuant to the 2020 Incentive Plan.

On February 5, 2023, The Company granted 1,309,500 shares of common stock of the Company to Cushman Holdings Limited, an unrelated third party, as a success fee relating to the completion of the acquisition of Tingo Mobile Limited.

On February 5, 2023, The Company granted 750,000 shares of common stock of the Company to an unrelated third party, relating to the purchase by GFH Intermediate Holdings Limited of certain software, technology and intellectual property from the beneficial owner of Data Insight Holdings Limited,

On February 5, 2023, The Company granted 100,000 shares of common stock of the Company to China Strategic Investments Limited as an ex gratia payment for the provision of corporate finance services.

On February 5, 2023, The Company granted 720,000 shares of common stock of the Company to certain directors and employees. The shares were issued pursuant to the 2020 Incentive Plan and 2012 Incentive Plan.

On February 5, 2023, the Company’s Board unanimously approved a grant of 3,200,000 fully vested shares of common stock to Mr. Darren Mercer in recognition of the completion of the acquisition of Tingo Mobile which is expected to be transformational for the Company. The size of the award takes into account the improved terms for TINGO GROUP that were negotiated in October 2022, and also the value Mr Mercer is delivering to the growth of TINGO GROUP.

On March 6, 2023, The Company granted 48,000 shares of common stock of the Company to CORPROMINENCE LLC as part of the payment for their services.

NOTE 4 — FAIR VALUE MEASUREMENTS

The Company measures and reports certain financial instruments as assets and liabilities at fair value on a recurring basis. The Company’s financial assets measured at fair value on a recurring basis were as follows (in thousands):

	Fair value measurements December 31, 2022
(USD in thousands)	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$500,316	—	—	$500,316
Total	$500,316	—	—	$500,316
	Fair value measurements December 31, 2021
(USD in thousands)	Level 1	Level 2	Level 3	Total
Cash and cash equivalents	$96,619	—	—	$96,619
Total	$96,619	—	—	$96,619

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 5 — PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	December 31,
(USD in thousands)	2022	2021
Building	$29,256	$—
Land	8,097	—
Office furniture and equipment	577	431
Site installations	176,150	—
Cell phones	1,258,902	—
Machinery and equipment	9,408	153
Leasehold improvement	225	203
Transportation equipment	688	415
	1,483,303	1,202
Less accumulated depreciation and amortization	(628,178)	(525)
PROPERTY AND EQUIPMENT, NET	$855,125	$677

Depreciation and amortization expenses totaled $34,176 and $163 for the years ended December 31, 2022 and 2021, respectively.

NOTE 6 — INTANGIBLE ASSETS, NET

Composition:

	Useful life years	December 31, 2022	December 31, 2021
(USD in thousands)
Original amount:
Technology know-how	6	$11,490	$11,490
Trade name/trademarks	Indefinite or 5 – 8 years	55,507	923
Customer relationship	5 – 10 years	4,802	4,802
Farmer Cooperative	6 years	24,811	—
License	Indefinite or 10 years	8,498	8,498
Software	5 – 6 years	90,332	172
		195,440	25,885
Accumulated amortization:
Technology know-how		(4,788)	(2,873)
trade name/trademarks		(859)	(174)
Customer related intangible assets		(2,288)	(1,355)
Farmer Cooperative		(345)	—
License		(235)	(39)
Software		(1,518)	(2)
		(10,033)	(4,443)
INTANGIBLE ASSETS, NET		$185,407	$21,442

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 6 — INTANGIBLE ASSETS, NET (cont.)

The estimated future amortization of the intangible assets (excluded of deferred tax assets) as of December 31, 2022 is as follows:

(USD in thousands)
2023	$29,765
2024	29,765
2025	29,257
2026	27,791
2027 onward	61,910
Total	$178,028

NOTE 7 — EQUITY INVESTMENT IN MICRONET

As of March 31, 2021, the Company held 50.31% of Micronet’s issued and outstanding shares. On May 9, 2021, following the exercise of options by minority stockholders, the Company’s ownership interest was diluted to 49.88% and as a result the Company is no longer required to consolidate Micronet’s operating results in its financial statements. From May 9, 2021, the Company accounted for the investment in Micronet in accordance with the equity method. The company recognized a loss in 2021 from deconsolidation of Micronet in the amount of $1,934.

On June 16, 2021, Micronet announced that it had completed a public equity offering on the TASE. Pursuant to the offering, Micronet sold an aggregate number of 18,400 securities units (the “Units”) at a price of 14.6 NIS per Unit with each Unit consisting of 100 ordinary shares, 25 series A options and 75 series B options, resulting in the issuance of 1,840,000 ordinary shares, 460,000 series A options and 1,380,000 series B options. Micronet raised total gross proceeds of 26,864,000 NIS (approximately $8,290,000) in the Offering. The Company did not participate in the Offering, and, as a result, the Company’s ownership interest was further diluted to 31.47% of the outstanding ordinary shares of Micronet and 30.54% on a fully diluted basis as of December 31, 2022.

Purchased identifiable intangible assets are amortized on a straight-line basis over their respective useful lives. The table set forth below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting gain on bargain purchase.

On November 13, 2019, the Company and Micronet executed a convertible loan agreement pursuant to which the Company agreed to loan to Micronet $500,000 (the “Convertible Loan”). The Convertible Loan bears interest at a rate of 3.95% calculated and paid on a quarterly basis. In addition, the Convertible Loan, if not converted, shall be repaid in four equal installments, the first of such installment payable following the fifth quarter after the issuance of the Convertible Loan, with the remaining three installments due on each subsequent quarter thereafter, such that the Convertible Loan shall be repaid in full upon the lapse of 24 months from its issuance. In addition, the outstanding principal balance of the Convertible Loan, and all accrued and unpaid interest, is convertible at the Company’s option, at a conversion price equal to 0.38 NIS per Micronet share. Pursuant to the convertible loan agreement, Micronet also agreed to issue the Company an option to purchase one of Micronet’s ordinary shares for each ordinary share that it issued as a result of a conversion of the Convertible Loan at an exercise price of 0.60 NIS per share, exercisable for a period of 15 months. On July 5, 2020, the Company had a reverse split where the price of the Convertible Loan changed from 0.08 NIS per Micronet share into 5.7 NIS per Micronet share. The option’s exercise price changed from 0.6 NIS per share to 9 NIS per Micronet share.

On January 1, 2020, the Convertible Loan was approved at a general meeting of the Micronet shareholders and as a result, the Convertible Loan and the transactions contemplated thereby became effective. The loan was repaid on January 4, 2022.

On August 13, 2020, TINGO GROUP Telematics extended to Micronet an additional loan in the aggregate amount of $175 (the “Loan Sum”) which governed the existing outstanding intercompany debt. The loan does not bear any interest and has a term of twelve months. The Loan Sum was granted for the purpose of supporting Micronet’s working capital and general corporate needs. The loan was repaid on August 25, 2021.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 8 — GFH Intermediate Holdings Ltd Acquisition

On July 1, 2020, TINGO GROUP completed its acquisition of GFHI pursuant to the previously announced agreement and plan of merger (the “Merger Agreement”) entered into on November 7, 2019 by and between TINGO GROUP, Micronet, GFHI, Global Fintech Holding Ltd, a British Virgin Islands company and the sole shareholder of GFHI, and TINGO GROUP Merger Subsidiary Inc., a British Virgin Islands company and a wholly owned subsidiary of TINGO GROUP, as amended and restated on April 15, 2020. As described in the Merger Agreement, upon consummation of the acquisition, the outstanding share of GFHI were cancelled in exchange for a convertible promissory note in the principal amount of $25,000 issued to GFH by TINGO GROUP. This note has been converted into 22,727,273 shares of common stock of TINGO GROUP at a conversion price of $1.10 per share. As a result of the acquisition goodwill and intangible assets were created.

As of the date of this annual report, COVID-19 and the resulting government regulations enacted in China and elsewhere have not had a material adverse effect on GFHI financial reports; however, there can be no assurance that GFHI financial reports will not be affected in the future from COVID-19 or resulting government actions.

Purchased identifiable intangible assets are amortized on a straight-line basis over their respective useful lives. The table set forth below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting gain on bargain purchase. In addition, the following table summarizes the allocation of the preliminary purchase price as of the acquisition date:

GFH Intermediate Holdings LTD, Purchase Price Allocation

(USD in thousands)
Total share consideration(1)	$32,050
Total Purchase Consideration	$32,050
Less:
Intangible assets – trade name/ trademarks	$580
Intangible assets – developed technology	11,490
Intangible assets – Customer database(2)	4,500
Deferred Tax liability(3)	(4,308)
Fair value of net assets acquired	$12,262
Goodwill value(4)	$19,788

____________

(1)      The purchase consideration represented the fair value of the convertible promissory notes that were converted into common stock of TINGO GROUP.

(2)      The customer database value is based on the cost to recreate, as indicated by management.

(3)      Represents the income tax effect of the difference between the accounting and income tax bases of the identified intangible assets, using an assumed statutory income tax rate of 26%.

(4)      The goodwill is not deductible for tax purposes.

NOTE 9 — VIE’S AGREEMENTS

The Company consolidates certain VIEs as it is the primary beneficiary since it has both the power to direct the activities of the VIEs that most significantly impact the VIE’s economic performance and has the right to receive benefits or the obligation to absorb losses of the VIEs that could potentially be significant to the VIEs which are derived from various agreements described below.

VIE agreements with Guangxi Zhongtong Insurance Agency Co., Ltd (Guangxi Zhongtong):

On January 1, 2021, Bokefa Petroleum and Gas Co. Ltd., our wholly foreign-owned enterprise (“WFOE”), Guangxi Zhongtong, and nominee shareholders of Guangxi Zhongtong entered into six agreements, described below,

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 9 — VIE’S AGREEMENTS (cont.)

pursuant to which Bokefa is deemed to have controlling financial interest and be the primary beneficiary of Guangxi Zhogntong. Therefore, Guangxi Zhongtong is deemed a VIE of Bokefa:

Loan Agreement

Pursuant to this agreement, Bokefa agreed to provide loans to the nominee shareholders of Guangxi Zhongtong. The term of the loan shall start from the date when the loan is actually paid, until the date on which the loan is repaid in full. The agreement shall terminate when the shareholders repay the loan. The loan should be used solely for Guangxi Zhongtong’s operating expenses and should be exclusively repaid by transferring shares of Guangxi Zhongtong to Bokefa when PRC Law permits.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all the equity interest of Guangxi Zhongtong to Bokefa in accordance with relevant laws and provisions as provided in the agreement, or upon written notice by Bokefa to shareholders. In consideration of Bokefa’s loan arrangement, the shareholders have agreed to grant Bokefa an exclusive option to purchase their equity interest. Distribution of residual profits, if any, are restricted without the approval of Bokefa. Upon request by Bokefa, Guangxi Zhongtong is obligated to distribute profits to the shareholders of Guangxi Zhongtong, who must remit such profits to Bokefa immediately. Guangxi Zhongtong and its shareholders are required to act in a manner that is in the best interest of Bokefa with regards to Guangxi Zhongtong’s business operation.

Equity Pledge Agreement

The agreement will be terminated upon such date when the other agreements have been terminated. Pursuant to the agreement, the nominee shareholders pledged all their equity interest in Guangxi Zhongtong to Bokefa as security for the obligations in the other agreements. Bokefa has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Bokefa.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. Guangxi Zhongtong and its shareholders agree that the legal person, directors, general manager and other senior officers of Guangxi Zhongtong should be appointed or elected by Bokefa. Guangxi Zhongtong and its shareholders agree that all the financial and operational decisions for Guangxi Zhongtong will be made by Bokefa.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Bokefa agrees to provide exclusive technical consulting and support services to Guangxi Zhongtong and Guangxi Zhongtong agrees to pay service fees to Bokefa.

Entrustment and Power of Attorney Agreement

The shareholders of Guangxi Zhongtong agreed to entrust all the rights to exercise their voting power and any other rights as shareholders of Guangxi Zhongtong to Bokefa. The shareholders of Guangxi Zhongtong have each executed an irrevocable power of attorney to appoint Bokefa as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval.

On August 23, 2021, Beijing Yibao Technology Co., Ltd(“Beijing Yibao”), Guangxi Zhongtong, and two shareholders of Guangxi Zhongtong entered into a capital increase agreement pursuant to which Beijing Yibao would invest approximately RMB30,000 ($4,700) into Guangxi Zhongtong. On October 21, 2021, Beijing Yibao transferred the

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 9 — VIE’S AGREEMENTS (cont.)

total investment funds of RMB30,000 ($4,700) to Guanxi Zhongtong, and 60% of the shares were issued to Beijing Yibao. The capital increase transaction was closed accordingly on October 21, 2021. As a result of the transaction, Beijing Yibao now holds a sixty percent (60%) equity interest in Guangxi Zhongtong and is the controlling shareholder. As a condition of the closing, the previous agreements consummated on January 1, 2021 per the GZ Frame Work Loan became null and void, and the loan lent to the shareholders under the GZ Frame Work Loan agreement should be fully repaid by the shareholders before December 31, 2023.

VIE agreements with Beijing Fucheng Lianbao Technology Co., Ltd. (Beijing Fucheng):

On December 31, 2020, as amended on August 25, 2021, Bokefa, Beijing Fucheng, and the shareholders of Beijing Fucheng entered into six agreements, described below, pursuant to which Bokefa is deemed to have a controlling financial interest and be the primary beneficiary of Beijing Fucheng. Therefore, Beijing Fucheng is deemed a VIE of Bokefa.

Loan Agreement

Pursuant to this agreement, Bokefa agreed to provide loans to the registered shareholders of Beijing Fucheng. The term of the loan under this agreement shall start from the date when the loan is actually paid and shall continue until the shareholders repay all the loan in accordance with this agreement. The agreement shall terminate when the shareholders repay the loan. The loan should be used solely for Beijing Fucheng’s operating expenses, and should be exclusively repaid by transferring shares of Beijing Fucheng to Bokefa when PRC Law permits.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all of the equity interest of Bejing Fucheng to Bokefa in accordance with relevant laws and provisions as provided in the agreement, or upon written notice by Bokefa to the shareholders. In consideration for Bokefa’s loan arrangement, the shareholders have agreed to grant Bokefa an exclusive option to purchase their equity interest. Distribution of residual profits, if any, is restricted without the approval of Bokefa. Upon request by Bokefa, Beijing Fucheng is obligated to distribute profits to the shareholders of Beijing Fucheng, who must remit those profits to Bokefa immediately. Beijing Fucheng and its shareholders are required to act in a manner that is in the best interest of Bokefa with regards to Beijing Fucheng’s business operations.

Equity Pledge Agreement

The agreement will be terminated at the date when the other agreements have been terminated. Pursuant to the agreement, the shareholders pledged all their equity interest in Beijing Fucheng to Bokefa as security for their obligations under the agreements. Bokefa has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Bokefa.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. Beijing Fucheng and its shareholders agree that the legal person, directors, general manager and other senior officers of Beijing Fucheng should be appointed or elected by Bokefa. Beijing Fucheng and its shareholders agree that all financial and operational decisions of Beijing Fucheng will be made by Bokefa.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Bokefa agrees to provide exclusive technical consulting and support services to Beijing Fucheng and Beijing Fucheng agrees to pay service fees to Bokefa.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 9 — VIE’S AGREEMENTS (cont.)

Entrustment and Power of Attorney Agreement

The shareholders of Beijing Fucheng agreed to entrust all the rights to exercise their voting power and any other rights as shareholders of Beijing Fucheng to Bokefa. The shareholders of Beijing Fucheng have each executed an irrevocable power of attorney to appoint Bokefa as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until deregistration of Beijing Fucheng.

VIE agreements with All Weather Insurance Agency Co., Ltd. (All Weather):

On July 1, 2021, Bokefa, All Weather., and nominee shareholders of All Weather entered into six agreements, described below, pursuant to which Bokefa is deemed to have a controlling financial interest and be the primary beneficiary of All Weather. All Weather., Ltd.is deemed a VIE of Bokefa.

Loan Agreement

Pursuant to this agreement, Bokefa agreed to provide loans to the nominee shareholders of All Weather. The term of the loan is one year and shall start from the date when the loan is actually paid. The agreement shall terminate when the shareholders repay the loan. The loan should be used solely by All Weather for operating expenses, and should be exclusively repaid by transferring shares of All Weather to Bokefa when PRC Law permits.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all of the equity interest of All Weather to Bokefa in accordance with relevant laws and provisions in the agreement, or upon written notice by Bokefa to the shareholders. In consideration for Bokefa’s loan arrangement, the shareholders have agreed to grant Bokefa an exclusive option to purchase their equity interest. Distribution of residual profits, if any, is restricted without the approval of Bokefa. Upon request by Bokefa, All Weather is obligated to distribute profits to the shareholders of All Weather, who must remit the profits to Bokefa immediately. All Weather and its shareholders are required to act in a manner that is in the best interest of Bokefa with regard to All Weather’s business operations.

Equity Pledge Agreement

The agreement will be terminated at the date when the other agreements have been terminated. Pursuant to the agreement, the nominee shareholders pledged all of their equity interest in All Weather to Bokefa as security for their obligations pursuant to the other agreements. Bokefa has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Bokefa.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. All Weather and its shareholders agree that the legal person, directors, general manager and other senior officers of All Weather should be appointed or elected by Bokefa. All Weather and its shareholders agree that all the financial and operational decisions of All Weather will be made by Bokefa.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Bokefa agrees to provide exclusive technical consulting and support services to All Weather and All Weather agrees to pay service fees to Bokefa.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 9 — VIE’S AGREEMENTS (cont.)

Entrustment and Power of Attorney Agreement

The shareholders of All Weather agreed to entrust all their rights to exercise their voting power and any other rights as shareholders of All Weather to Bokefa. The shareholders of All Weather have each executed an irrevocable power of attorney to appoint Bokefa as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until the deregistration of All Weather.

VIE agreements with Tianjin Dibao Technology Development Co. Ltd. (Tianjin Dibao):

On April 2, 2022, Zheng Zhong Energy, Tianjin Dibao , and nominee shareholder of Tianjin Dibao entered into six agreements, described below, pursuant to which Zheng Zhong Energy is deemed to have a controlling financial interest and be the primary beneficiary of Tianjin Dibao. Tianjin Dibao is deemed a VIE of Zheng Zhong Energy.

Loan Agreement

Pursuant to this agreement, Zheng Zhong Energy agreed to provide loans to the shareholder of Tianjin Dibao. The term of the loan shall start from the date when the loan is actually paid. The agreement shall terminate when the shareholder repay the loan. The loan should be used solely to purchase Tianjin Dibao’s 76% equity, and should be exclusively repaid by transferring shares of Tianjin Dibao to Zheng Zhong Energy when PRC Law permits.

Exclusive Option Agreement

The effective term of the agreement is unlimited and the agreement shall terminate upon the transfer of all of the equity interest of Tianjin Dibao to Zheng Zhong Energy in accordance with relevant laws and provisions in the agreement, or upon written notice by Zheng Zhong Energy to the shareholder. In consideration for Zheng Zhong Energy’s loan arrangement, the shareholder have agreed to grant Zheng Zhong Energy an exclusive option to purchase their equity interest. Distribution of residual profits, if any, is restricted without the approval of Zheng Zhong Energy. Upon request by Zheng Zhong Energy, Tianjin Dibao is obligated to distribute profits to the shareholder of Tianjin Dibao, who must remit the profits to Zheng Zhong Energy immediately. Tianjin Dibao and its shareholder are required to act in a manner that is in the best interest of Zheng Zhong Energy with regard to Tianjin Dibao’s business operations.

Equity Pledge Agreement

The agreement will be terminated at the date when the other agreements have been terminated. Pursuant to the agreement, the nominee shareholder pledged all of their equity interest in Tianjin Dibao to Zheng Zhong Energy as security for their obligations pursuant to the other agreements. Zheng Zhong Energy has the right to receive dividends on the pledged shares, and all shareholders are required to act in a manner that is in the best interest of Zhengzhong Energy.

Business Cooperation Agreement

The agreement is effective until terminated by both parties. Tianjin Dibao and its shareholders agree that the legal person, directors, general manager and other senior officers of Tianjin Dibao should be appointed or elected by Zheng Zhong Energy. Tianjin Dibao and its shareholder agree that all the financial and operational decisions of Tianjin Dibao will be made by Zheng Zhong Energy.

Exclusive Service Agreement

The effective term of this agreement is for one year and it can be extended an unlimited number of times if agreed by both parties. Zheng Zhong Energy agrees to provide exclusive technical consulting and support services to Tianjin Dibao and Tianjin Dibao agrees to pay service fees to Zheng Zhong Energy.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 9 — VIE’S AGREEMENTS (cont.)

Entrustment and Power of Attorney Agreement

The shareholder of Tianjin Dibao agreed to entrust all their rights to exercise their voting power and any other rights as shareholder of Tianjin Dibao to Zheng Zhong Energy. The shareholder of Tianjin Dibao have each executed an irrevocable power of attorney to appoint Zheng Zhong Energy as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The agreement is effective until the deregistration of Tianjin Dibao.

NOTE 10 — BEIJING FUCHENG LIANBAO TECHNOLOGY CO., LTD TRANSACTION

On February 10, 2021, the Company closed a transaction pursuant to which it acquired (via Beijing Fucheng in which it holds 24% and engaged in a VIE structure) all of the shares of Beijing Yibao Technology Co., Ltd., and, indirectly, its wholly-owned subsidiary Beijing Fucheng Insurance Brokerage Co., Ltd. (the “Fucheng Insurance Transaction”).

The table set forth below summarizes the estimates of the fair value of assets acquired and liabilities assumed. In addition, the following table summarizes the allocation of the preliminary purchase price as of the acquisition date:

Beijing Fucheng Lianbao Technology Co., Ltd transaction, Purchase Price Allocation

(USD in thousands)
Total cash consideration	$5,711
Total purchase consideration	$5,711
Less:
Net working capital	$926
Property and equipment	26
Intangible assets – License	4,814
Current liabilities	(55)
Fair value of net assets acquired	$5,711

Since we started consolidating Beijing Fucheng Lianbao reports from February 10, 2021, the pro forma numbers are immaterial and therefore we did not present them.

NOTE 11 — Guangxi Zhongtong Insurance Agency Co., Ltd Acquisition

On January 1, 2021, we entered into a transaction through Bokefa, with the shareholders of Guangxi Zhongtong Insurance Agency Co., Ltd (“Guangxi Zhongtong”), a local Chinese entity with business and operations in the insurance brokerage business. Pursuant to the transaction, we granted loans to Guangxi Zhongtong’s shareholders through a frame work loan (the “GZ Frame Work Loan”) the amount of up to RMB 40,000 (approximately $6,125) (“GZ Frame Work Loan Amount”) which is designated, if exercised, to be used as a working capital loan for Guangxi Zhongtong. As of December 31, 2022, only RMB 8,010 (approximately $1,243) was drawn down from the GZ Frame Work Loan for working capital and approximately $919 was drawn down for loans to shareholders of Guangxi Zhongtong (as stipulated in the agreement). In consideration for the GZ Frame Work Loan, the parties entered into various additional agreements which include: (i) a pledge agreement pursuant to which the shareholders have pledged their shares for the benefit of Bokefa in order to secure the GZ Frame work Loan Amount (ii) an exclusive option agreement pursuant to which Bokefa has an exclusive option to purchase the entire issued and outstanding common shares of Guangxi Zhongtong from the shareholders (“Option Agreement”) under such terms set forth therein (which include an exercise price not less than the maximum GZ Frame Work Loan Amount and the right to convert the GZ Frame Work Loan Amount into the purchased shares) (iii) an entrustment agreement and power of attorney agreement pursuant to which the shareholders irrevocably entrusted and appointed Tianjin Bokefa as their proxy and trustee to exercise on their behalf any and all rights under applicable law and the articles of association of Guangxi Zhongtong in the shareholder’s equity interest in Guangxi Zhongtong (iv) a business cooperation agreement and a master exclusive service agreement which grants Bokefa rights related to Guangxi Zhongtong’s business and operations in order to secure repayment of the GZ Frame Work Loan Amount.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 11 — Guangxi Zhongtong Insurance Agency Co., Ltd Acquisition (cont.)

This transaction was structured pursuant to a Variable Interest Entity, Structure (in which we do not hold the shares). As such, and given our direct ownership in Bokefa and its contractual arrangements with Guangxi Zhongtong, we are regarded as Guangxi Zhongtong’s controlling entity and primary beneficiary of Guangxi Zhongtong business. We have, therefore, consolidated the financial position and operating results of Guangxi Zhongtong using the fair value of the assets and liabilities of Guangxi Zhongtong.

Beijing Fucheng Lianbao Technology Co., Ltd is an entity incorporated on December 29, 2020, in which Bokefa owns 24% equity interest with the remaining 76% controlled by Bokefa through VIE agreements. On February 10, 2021, Beijing Fucheng acquired all of the shares of Beijing Yibao Technology Co., Ltd., which holds 100% of the equity interest in Beijing Fucheng Insurance Brokerage Co., Ltd. (“Fucheng Insurance”). Fucheng Insurance is a Chinese insurance brokerage agency and a nation-wide licensed entity which offers insurance brokerage services for a broad range of insurance products. Fucheng Insurance, through their nationwide license, will give us the flexibility to offer and create tailor-made insurance products, leverage customers directly or through distribution partners and procure better deals with both our existing and new insurance company partners. Fucheng Insurance further enables us to accelerate the onboarding of new agents onto our platforms all throughout China. It also creates the opportunity to promote our business through some of China’s biggest online portals, which will provide business-to-business-to-consumer (B2B2C) as well as business-to-consumer (B2C) channels. When Fucheng Insurance initiates its nationwide rollout of its mobile application, it will facilitate access to those portals’ large customer bases which will also offer TINGO GROUP’S full suite of insurance products. Beijing Fucheng shares were acquired for approximately $5,700, and funded through the Company.

On October 21, 2021, Yibao transferred such funds and the transaction closed. As a result of the transaction, Yibao now holds a sixty percent (60%) equity interest in Guangxi Zhongtong and is the controlling shareholder. As a condition of the Closing, the previous agreements consummated on January 1, 2021 per the Frame Work Loan became null and void.

Purchased identifiable intangible assets are amortized on a straight-line basis over their respective useful lives. The table set forth below summarizes the estimates of the fair value of assets acquired and liabilities assumed. In addition, the following table summarizes the allocation of the preliminary purchase price as of the acquisition date:

Guangxi Zhongtong Insurance Agency Co., Ltd, Purchase Price Allocation

(USD in thousands)
Total cash consideration	$—
Total Purchase Consideration	$—
Less:
Debt-free net working capital	$613
Property and equipment	13
Intangible assets – Licenses	1,926
Intangible assets – customer relationship(1)	248
Deferred Tax liability(2)	(544)
Fair value of net assets acquired	$2,256
Fair value of the Noncontrolling interest	$(3,231)
Gain on equity interest	1,128
Equity investment	—
Change in investment	(2,103)
Bargain gain from acquisition	$(153)

____________

(1)      The customer database value is based on the cost to recreate, as indicated by management.

(2)      Represents the income tax effect of the difference between the accounting and income tax bases of the identified intangible assets, using an assumed statutory income tax rate of 26%.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 12 — ALL WEATHER TRANSACTION

On July 1, 2021, we entered into a transaction through Bokefa, with the shareholders of All Weather, a local Chinese entity with business and operations in the insurance brokerage business. Pursuant to the transaction, we granted loans to All Weather’s shareholders through a frame work loan (the “AW Frame Work Loan”) the amount of up to RMB 30,000 (approximately $4,700) (“AW Frame Work Loan Amount”) which is designated, if exercised, to be used as a working capital loan for All Weather. As of December 31, 2022, RMB 30,000 (approximately $4,700) was drawn down from the AW Frame Work Loan for working capital. In consideration for the AW Frame Work Loan, the parties entered into various additional agreements which include: (i) a pledge agreement pursuant to which the shareholders have pledged their shares for the benefit of Bokefa in order to secure the AW Frame work Loan Amount (ii) an exclusive option agreement pursuant to which Bokefa has an exclusive option to purchase the entire issued and outstanding common shares of All Weather from the shareholders (“Option Agreement”) under such terms set forth therein (iii) an entrustment agreement and power of attorney agreement pursuant to which the shareholders irrevocably entrusted and appointed Bokefa as their proxy and trustee to exercise on their behalf any and all rights under applicable law and the articles of association of All Weather in the shareholder’s equity interest in All Weather (iv) a business cooperation agreement and a master exclusive service agreement which grants Bokefa rights related to All Weather’s business and operations in order to secure repayment of the AW Frame Work Loan Amount.

This transaction was structured pursuant to a Variable Interest Entity Structure (in which we do not hold the shares). As such, and given our direct ownership in Bokefa and its contractual arrangements with All Weather, we are regarded as All Weather’s controlling entity and primary beneficiary of All Weather’s business. We have, therefore, consolidated the financial position and operating results of All Weather into our consolidated financial statements, using the fair value of the assets and liabilities of All Weather.

Purchased identifiable intangible assets are amortized on a straight-line basis over their respective useful lives. The table set forth below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting gain on bargain purchase. In addition, the following table summarizes the allocation of the preliminary purchase price as of the acquisition date:

All Weather, Purchase Price Allocation

(USD in thousands)
Total cash consideration	$—
Total purchase consideration	$—
Less:
Debt-free net working capital	$(105)
Property and equipment	153
Right of use assets	208
Lease liabilities	(258)
Intangible assets – licenses(1)	849
Intangible assets – customer relationship(1)	54
Deferred Tax liability(2)	(226)
Fair value of net assets acquired	$675
Noncontrolling interest	$(675)
Change in investment	(675)
Goodwill	$—

____________

(1)      The customer database value is based on the cost to recreate, as indicated by management.

(2)      Represents the income tax effect of the difference between the accounting and income tax bases of the identified intangible assets, using an assumed statutory income tax rate of 25%.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 12 — ALL WEATHER TRANSACTION (cont.)

All Weather’s net revenues and net loss are presented if the acquisition date had occurred at the beginning of the annual reporting period.

	Year ended December 31,	Year ended December 31,
	(Unaudited)
(USD in thousands)	2022	2021
Revenues	$146,035	$69,566
Net loss	$(47,115)	$(36,514)

NOTE 13 — TINGO MOBILE LIMITED TRANSACTION

On May 10, 2022, TMNA entered into the Tingo Merger Agreement with MICT Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of TINGO GROUP (“Merger Sub”), and TINGO GROUP, Inc., a Delaware corporation (“TINGO GROUP”).

On June 15, 2022, TMNA, Merger Sub and TINGO GROUP entered into an Amended and Restated Agreement and Plan of Merger, following the completion of extensive due diligence by TINGO GROUP and its advisors.

Following the execution of the Amended and Restated Merger Agreement, TINGO GROUP and TMNA explored ways in which the combination of Tingo’s core businesses and TINGO GROUP could be accomplished with the greatest speed and efficiency and on a tax-free basis. Based upon advice from each of the companies’ advisors, the parties negotiated a Second Amended and Restated Merger Agreement, which determined the Merger to be a multi-phase forward-triangular Merger. On October 6, 2022, TINGO GROUP and TMNA, as well as individual representatives of each company’s shareholders, executed the Tingo Merger Agreement.

On November 9, 2022, TMNA filed a Definitive Information Statement with the U.S. Securities and Exchange Commission to complete the Tingo Merger.

Pursuant to the Tingo Merger Agreement, TMNA transferred its ownership of Tingo Mobile to Tingo BVI Sub, which was then merged with and into MICT Fintech Limited (“MICT Fintech”), a British Virgin Islands company and a wholly-owned subsidiary of Tingo Group Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of TINGO GROUP (“TGH”)

On December 1, 2022 (the “Tingo Closing”), pursuant to certain joinder agreements, TGH and MICT Fintech were added as parties to the Merger Agreement, and TINGO GROUP completed the merger of Tingo BVI Sub with and into MICT Fintech (the “Tingo Combination”).

Under the terms of the Tingo Merger Agreement, TINGO GROUP issued to TMNA (i) 25,783,675 shares of common stock of TINGO GROUP, representing approximately 19.9% of the number of shares of TINGO GROUP’s common stock issued and outstanding; (ii) 2,604.28 shares of Series A Preferred Stock convertible into 26,042,808 shares of TINGO GROUP common stock equal to approximately 20.1% of the total issued and outstanding TINGO GROUP common stock immediately prior to Tingo Closing; and (iii) 33,687.21 shares of Series B Preferred Stock convertible into 336,872,138 shares of TINGO GROUP common stock equal to approximately 35% of the total issued and outstanding common stock immediately prior to Tingo Closing. The rights of the Series A Preferred Stock and the Series B Preferred Stock are set forth in Certificates of Designation of Preferences, Rights and Limitations that TINGO GROUP filed with the Secretary of State of the State of Delaware on November 30, 2022.

Also, at the Tingo Closing, TINGO GROUP added two individuals appointed by TMNA to TINGO GROUP’s existing board of directors.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 13 — TINGO MOBILE LIMITED TRANSACTION (cont.)

Following execution of the Tingo Merger Agreement, TINGO GROUP extended to TMNA a loan in the principal amount of $23,700 with an interest rate of 5% per year (the “Amended Purchaser Loan”), and which amended and restated a previous loan agreement between TINGO GROUP and TMNA dated September 28, 2022, for a principal amount of $3,700.

If all of the transactions contemplated by the Tingo Merger Agreement and related agreements are consummated (including, for the avoidance of doubt, the conversions of the Series A Preferred Stock and Series B Preferred Stock into common stock), which will require further TINGO GROUP stockholder approval and Nasdaq approvals, such transactions would constitute a change of control of TINGO GROUP, as TMNA, would own a majority of the outstanding shares (on an as-converted basis) of TINGO GROUP.

Conversion of Series A Preferred Stock

Subject to stockholder approval, each share of Series A Preferred Stock will be convertible into approximately 10,000 shares of TINGO GROUP Common Stock. If stockholders have not approved the conversion of the Series A Preferred Stock into TINGO GROUP common stock by June 30, 2023 (the “Trigger Date”), then, (i) all issued and outstanding shares of Series A Preferred Stock will be immediately and automatically redeemed by TINGO GROUP, and all accrued and unpaid dividends thereon to the date of redemption extinguished, in consideration of the right to receive an aggregate amount, in respect of all shares of Series A Preferred Stock, of $1.00 in cash, and (ii) TINGO GROUP shall, within ten (10) business days following the Trigger Event, cause TINGO GROUP to issue to TMNA the amount of membership interests of TGH as needed to cause TMNA to own 27% of the total issued and outstanding membership interests of TGH, subject to the terms of the Series A Preferred Stock Certificate of Designations.

Conversion of Series B Preferred Stock

Upon approval by Nasdaq of the change of control of TINGO GROUP and upon the approval of TINGO GROUP’s stockholders, each share of Series B Preferred Stock issued by TINGO GROUP to TMNA shall automatically convert into 10,000 shares of TINGO GROUP common stock in accordance with the terms of its certificate of designation. If such shareholder or Nasdaq approval is not obtained by June 30, 2023, TMNA shall have the right to (i) cause the Series B Redemption to take place within 90 days; and (ii) cause TINGO GROUP to redeem all of the Series B Preferred Stock in exchange for (x) $666,666,667 or (y) an amount of common stock of TGH equivalent in value to $666,666,667 (reduced from the aggregate value of the Series B Preferred Stock at issuance, which is $1,000,000,000). As the Series B Preferred Stock redemption is contingent upon the approval of shareholders or Nasdaq approval, they are presented outside of Stockholders’ Equity in a total amount of approximately $553 million which reflect their fair value proportion from the consideration.

The Series B Preferred Stock shall have no voting rights, however, the Series B Preferred Stock are entitled to receive dividends and conversion rights. The dividend rate on Series B Preferred Stock shall be the sum of (i) 4% of the Stated Value (as defined in the Series B Certificate of Designation) per share per annum plus (ii) if a dividend was declared and paid on the outstanding shares of Common Stock, an amount equal to the amount each share of Series B Preferred Stock would have received if it had been converted into Common Stock prior to the payment of the dividend, as declared by the Board of Directors. Regarding the conversion rights, upon the occurrence of the Conversion Date as defined within the Series B Certificate of Designation, each outstanding share of Preferred Stock shall be automatically converted into 10,000 shares of Common Stock, which in the aggregate shall be equal to 35.0% of Common Stock outstanding immediately prior to the Tingo Closing.

In accordance with ASC 805, Business Combinations, at Tingo Closing, the Tingo Merger was accounted as business combinations under which, TINGO GROUP was the acquirer and Tingo BVI Sub and its subsidiaries will be treated as the “acquired” company for financial reporting purposes. Under the acquisition accounting method, the total estimated purchase price was allocated to the identifiable assets acquired and liabilities assumed based on their fair values. The excess of the purchase price over the net of the acquisition date amounts of the identifiable assets acquired and liabilities assumed has been recorded as goodwill. Management’s estimate of the fair values

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 13 — TINGO MOBILE LIMITED TRANSACTION (cont.)

of the acquired intangible assets as of December 1, 2022 is preliminary and subject to change and is based on established and accepted valuation techniques performed with the assistance of third-party valuation specialists. Additional information, which existed as of the acquisition date but is yet unknown to the Company may become known to the Company during the remainder of the measurement period, which will not exceed twelve months from the acquisition date. Changes to amounts will be recorded as adjustments to the provisional amounts recognized as of the acquisition date and may result in a corresponding adjustment to goodwill in the period in which new information becomes available. The goodwill that arose from the acquisition consists of synergies expected from integrating Tingo Mobile into the Company’s operations and customer base.

Tingo Mobile, Purchase Price Allocation

Purchased identifiable intangible assets are amortized on a straight-line basis over their respective useful lives. The table set forth below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting goodwill. In addition, the following table summarizes the allocation of the preliminary purchase price as of the acquisition date:

Total Merger consideration(1)	$1,215,241
Total purchase consideration	$1,215,241
Less:
Net working capital	$170,327
Property and equipment	844,764
Intangible – farmer cooperative	24,811
Intangible – trade names and trade marks	54,576
Intangible – software	90,172
Deferred tax liability(2)	(50,868)
$1,133,782
Goodwill(3)	$81,459

____________

(1)      The $1,215,241 value of the Merger Consideration transferred was determined in accordance with ASC 820 and ASC 805. ASC 820 requires that fair value to maximize objective evidence and be determined using assumptions that a market participant would use, and when level 1 inputs exist, it should be used unless determined to be not representative. That would have meant using the unadjusted TINGO GROUP quoted price at the time of completion of the Transaction. The Company is of the opinion however, that the market value per share price as quoted on Nasdaq is not representative of the fair value and should not be used to determine the merger consideration. Using market value per share of TINGO GROUP would have led to a significant bargain purchase gain and an internal rate of return that was not reasonable as well as other valuation anomalies that it created. Hence, and in accordance with ASC 805-30-30-5, the Company reassessed the determination of the consideration transferred and determined that using Tingo, Inc. quoted price traded at the OTC Tingo Closing is more appropriate in determining the consideration fair value.

(2)      Represents the income tax effect of the difference between the accounting and income tax bases of the identified intangible assets, using an assumed statutory income tax rate of 30%.

(3)      The goodwill is not deductible for tax purposes.

During the measurement period, which is up to one year from the acquisition date, we may adjust provisional amounts that were recognized at the acquisition date to reflect new information obtained about facts and circumstances that existed as of the acquisition date.

NOTE 14 — SEGMENTS

ASC 280, “Segment Reporting”, establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organizational structure as well as information about geographical areas, operating segments and major customers in financial statements for detailing the Company’s operating segments.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 14 — SEGMENTS (cont.)

Operating segments are based upon our internal organization structure, the manner in which our operations are managed and the availability of separate financial information. As a result of our acquisition of GFHI on July 1, 2020 (see Note 8) and Tingo Mobile on December 1, 2022 (see Note 13), we currently serve the marketplace, through our operating subsidiaries, as a financial technology company (Fintech Industry) targeting the African, Middle Eastern and South East Asia marketplaces as well as other areas of the world.

During the period between June 23, 2020, and May 9, 2021, we have held a controlling interest in Micronet, and we have presented our mobile resource management (“MRM”) business operated by Micronet as a separate operating segment. As of May 9, 2021, the Company’s ownership interest was diluted and, as a result, we deconsolidated Micronet.

As of December 31, 2022, the Company has 3 segments. This change came with the completion of the Tingo Mobile acquisition on December 1, 2022. The Company changed its reporting structure to better reflect what the CODM is reviewing to make organizational decisions and resource allocations. Following the loss of control over Micronet, MRM is no longer a separate operating segment or reportable segment since the CODM does not review discrete financial information for the business. The Company recast the information for the fiscal years ended December 31, 2022 to align with this presentation.

The activities of each of our reportable segments from which the Company earns revenues, records equity earnings or losses and incurs expenses are described below:

•        Verticals and technology segment develops insurance platform, for the Chinese market and have been generating revenues from insurance products in China.

•        Comprehensive platform service segment develops Nwassa agri-fintech marketplace platform, which enables customers in Nigeria to trade agricultural produce with customers, as well as to purchase farming inputs, to top up of airtime and data, to pay bills and utilities, to arrange insurance and to procure finance.

•        Online stock trading segment develops technology investment trading platform that is currently operational in Hong Kong and Singapore.

The following table summarizes the financial performance of our operating segments:

	Year ended December 31, 2021
(USD in thousands)	Verticals and technology		Comprehensive platform service	Corporate and others(3)		Online stock trading	Consolidated
Revenues from external customers	$54,932		—	$726		$18	$55,676
Segment operating loss	(9,604	)(1)	—	(20,788	)(2)	(7,504)	(37,896)
Other income, net				(1,801)			(1,801)
Finance income (expenses), net				395		395
Loss before provision for income taxes							$(39,302)

____________

(1)      Includes $2,931 of intangible assets amortization, derived from GFHI acquisition.

(2)      Includes $103 of intangible assets amortization, derived from Micronet consolidation.

(3)      Corporate and Other represents those results that: (i) are not specifically attributable to a reportable segment; (ii) are not individually reportable or (iii) have not been allocated to a reportable segment for the purpose of evaluating their performance, including certain general and administrative expense items.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 14 — SEGMENTS (cont.)

	Year ended December 31, 2022
(USD in thousands)	Verticals and technology		Online stock trading	Corporate and others(3)	Comprehensive platform service		Consolidated
Revenues from external customers	$57,364		$55		$88,616		$146,035
Segment operating loss	(12,539	)(1)	(9,829)	(26,203)	36,779	(2)	(11,792)
Other income, net				2,151			2,151
Finance income (expenses), net				(750)			(750)
Consolidated loss before income tax benefit							$(10,391)

____________

(1)      Includes $2,931 of intangible assets amortization, derived from GFHI acquisition.

(2)      Includes $2,416 of intangible assets amortization, derived from Tingo Mobile acquisition.

The following table summarizes the financial statements of our balance sheet accounts of the segments:

	As of December 31, 2021
(USD in thousands)	Verticals and technology		Comprehensive platform service	Corporate and others	Online stock trading		Consolidated
Assets related to segments	$86,474	(1)	$—	30,756	$60,581	(3)	$177,811
Liabilities related to segments	(23,516	)(2)	—	(2,620)	(3,953)		(30,089)
Total equity							$147,722

____________

(1)      Includes $19,292 of intangible assets and $19,788 goodwill, derived from GFHI’s acquisition.

(2)      Includes $3,728 of deferred tax liability, derived from GFHI acquisition.

(3)      Includes $1,222 of intangible assets.

	As of December 31, 2022
(USD in thousands)	Verticals and technology		Online stock trading		Comprehensive platform service		Corporate and others	Consolidated
Assets related to segments	$40,831	(1)	$21,077	(3)	$1,541,093	(4)	79,357	$1,682,358
Liabilities and redeemable preferred stock series B related to segments	(18,406	)(2)	(3,911)		(877,353	)(5)	(9,689)	(909,359)
Total equity								$772,999

____________

(1)      Includes $17,009 of intangible assets and $19,788 goodwill, derived from GFHI’s acquisition.

(2)      Includes $3,125 of deferred tax liability, derived from GFHI All weather and Zhongtong acquisitions.

(3)      Includes $1,226 of intangible assets.

(4)      Includes $167,143 of intangible assets and $81,459 goodwill, derived from Tingo Mobile acquisition.

(5)      Includes $50,143 of deferred tax liability, derived from Tingo Mobile acquisition and $553,035 redeemable preferred stock series B.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 15 — TRADE ACCOUNTS RECEIVABLE, NET

Trade accounts receivable were comprised of the following:

(USD in thousands)	December 31, 2022	December 31, 2021
Trade accounts receivable	$14,553	$20,485
Allowance for doubtful accounts	(3,012)	(2,606)
	$11,541	$17,879

Movement of allowance for doubtful accounts for the fiscal year ended December 31, 2022 and the fiscal year ended December 31, 2021 are as follows:

(USD in thousands)	2022	2021
Beginning balance	$2,606	$5
Provision	618	2,574
Exchange rate fluctuation	(212)	32
Decrease due to deconsolidation of Micronet	—	(5)
	$3,012	$2,606

NOTE 16 — SUPPLEMENTARY FINANCIAL STATEMENTS INFORMATION

A.     Other Current Assets:

(USD in thousands)	December 31, 2022	December 31, 2021
Prepaid expenses	$1,019	$1,715
Advance to suppliers	2,821	2,338
Deposit	287	1,335
Business advance to employee	—	1,444
Other receivables	1,701	1,033
	$5,828	$7,865

B.     Other Current Liabilities:

	December 31,
(USD in thousands)	2022	2021
Employees and wage-related liabilities	$1,064	$500
expenses payable	5,298	—
Payment received by customers in advance	15	73
Accrued expenses	2,431	1,802
Income tax payable	178,582	365
Other tax payable	3,267	273
Advances from employee	1,402	990
Deposit	383	364
Due to insurance companies	151	142
Other	1	405
	$192,594	$4,914

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 17 — RELATED PARTIES

Current assets — related parties

(USD in thousands)	December 31, 2022	December 31, 2021
Shareholders of All Weather	$4,603	$3,680
Beijing Fucheng Prospect Technology Co., Ltd	267
Loan to Tingo Inc.(1)	8,099
Convertible loan to Micronet(1)	—	535
Shareholders of Guangxi Zhongtong	522	919
	$13,491	$5,134

____________

(1)      Tingo’s loan- as discussed in Note 13.

Current liabilities — related parties

(USD in thousands)	December 31, 2022	December 31, 2021
Shareholders of Bokefa Petroleum and Gas	$308	$—
Shareholders of All Weather	659	4
Shareholders of Tingo Mobile Limited	56,539	—
	$57,506	$4

Darren Mercer, our Chief Executive Officer and a director, presently owns, with certain family members and related parties, approximately one third of the issued and outstanding shares of GFH and is the sole officer and one of three directors of GFH. In addition, prior to the closing the transactions contemplated by the agreement and plan of merger, entered into on November 7, 2019 and amended and restated on April 15, 2020 by and among TINGO GROUP, GFH Intermediate Holdings Ltd., a British Virgin Islands company (“Intermediate”), TINGO GROUP Merger Subsidiary Inc., a British Virgin Islands company and a wholly-owned subsidiary of TINGO GROUP (“Merger Sub”) and GHF as the sole shareholder of Intermediate, pursuant to which the Merger Sub merged with and into Intermediate, with Intermediate continuing as the surviving entity, as a result of which GFH became a wholly owned subsidiary of TINGO GROUP (the “Merger”). Mr. Mercer was the sole officer and director of Intermediate.

On April 2, 2020, Darren Mercer, current board member of the Company, was appointed, the interim Chief Executive Officer of the Company and was given a fee of $25 per month for his services to the Company. Effective on July 1, 2020 the board of directors approved the following consideration for Darren Mercer: (i) An annual base fee will be $495 per year and, (ii) a signing bonus of $100 and, (iii) a total annual bonus in accordance with the bonus program adopted by the Company from time-to-time with a target bonus opportunity equal to 100% of the Base Fee, With respect to a Target Bonus for a given year, the Company shall award up to 40% of such Target Bonus, as it so determines, on the basis of Mr. Mercer’s performance in the first six months of the year and up to the remaining 60% of such Target Bonus on the basis of Mr. Mercer’s performance in the remaining 6 months of the year. In addition, the Board of Directors may declare and grant a discretionary bonus for Mr. Mercer based on various targets and performance criteria to be established by the Board of Directors. The evaluation of the performance of Mr. Mercer as measured by the applicable targets and the awarding of applicable bonuses, if any, shall be at the sole discretion of the Board of Directors. On December 21, 2020, the board of directors approve additional $200 bonus. The agreement shall end on the third anniversary of the Start Date. The engagement above was formalized in the foam of independent contractor.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 17 — RELATED PARTIES (cont.)

Effective on October 2021, the board of directors approve Darren Mercer (“Executive”) new employment terms as follows: (i) an annual base salary fee will be $800 and, (ii) a total annual bonus in accordance with the bonus program adopted by the Company from time-to-time. The Target Bonus amount for Executive’s work in the calendar year 2021 shall be $713. Executive’s Target Bonus opportunities for his work in the calendar years 2022 and 2023 shall be $1,200. The annual bonus under this Section 3(b), if any, shall be payable at the discretion of the Company based on achievement of performance metrics to be established by the Board for each year, including, for calendar years 2022 and 2023. Such metrics shall include goals based on revenue generated Executive’s consulting businesses. Executive must be employed by the Company on the date of payment in order to earn and receive any above, except in the event of termination without Cause or resignation for Good Reason (as such terms are include In the Agreement). In addition, the Board may declare and grant a discretionary bonus for Executive based on various targets and performance criteria to be established by the Board. The evaluation of the performance of Executive as measured by the applicable targets and the awarding of applicable bonuses, if any, shall be at the sole discretion of the Board. In addition, Executive shall be entitled to Health Insurance If available on commercially reasonable terms, based on a health insurance plan to be determined in the Company’s discretion, Key Man Life Insurance (at the Company sole discretion), up to 35 (thirty-five) days of paid vacation per year, subject to the Company’s vacation policies in effect from time-to-time and to those paid public holidays set by the Company. Executive is also entitled to be reimbursed for reasonable and customary business expenses incurred by Executive during employment subject to all terms and conditions of the Company’s expense policies in effect from time to time and for an expense account of $300 for the purposes of: (i) funding an office and accommodations for use of Executive and (ii) paying Executive additional compensation at the rate of $8.33 per month during the Term, as compensation for the additional expense of living overseas for those months in which Executive works for the Company outside the United Kingdom for at least five days.

As of December 31, 2022, Professor Yehezkel (Chezy) Ofir, held options to purchase 30,000 shares, 30,000 options to purchase shares were granted on May 23, 2021 at an exercise price of $1.81 per share. Out of which 22,500 of the options have vested.

As of December 31, 2022, Mr. Robert Benton, held options to purchase 80,000 shares, the options to purchase 80,000 shares were granted to him on May 23, 2021 at an exercise price of $1.81 per share. Out of which 60,000 of the options have vested.

As of December 31, 2022, Mr. John McMillan Scott held options to purchase 160,000 shares, the options to purchase 160,000 shares were granted to him on May 23, 2021 at an exercise price of $1.81 per share. Out of which 120,000 of the options have vested.

On October 6, 2022, the Company extended to Tingo Inc a loan in the principal amount of $23,700 with an interest rate of 5% per year, and which shall amend and restate the loan agreement between TINGO GROUP and Tingo dated September 28, 2022, for a principal amount of $3,700 (the “Previous Loan”). Pursuant to the Amended Purchaser Loan. In October 2022, Tingo Inc loan to Tingo mobile an amount of $15,866.The loan shall be due and payable on May 10, 2024 and bear interest at the rate of five percent (5%) per annum.

On February 5, 2023, the Company granted 720,000 shares of common stock of the Company to certain Directors and employees. The shares were issued pursuant to the 2020 Incentive Plan and 2012 Incentive Plan.

On February 5, 2023, the Company’s Board of Directors (the “Board”) unanimously approved a grant of 3,200,000 Fully vested shares of common stock to Mr. Darren Mercer, the Company’s Chief Executive Officer, in recognition of the completion of the acquisition of Tingo Mobile Limited, which is expected to be transformational for the Company. The size of the award takes into account the improved terms for the Company that were negotiated in October 2022, and also the value Mr Mercer is delivering to the growth of the Company.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 18 — COMMITMENT AND CONTINGENCIES

We have certain fixed contractual obligations and commitments that include future estimated payments. Changes in our business needs, cancellation provisions, and other factors may result in actual payments differing from the estimates. The following tables summarize our contractual obligations as of December 31, 2022, and the effect these obligations are expected to have on our liquidity and cash flows in future periods.

Contractual Obligation:	Total	Less than 1 year	1 – 3 year	3 – 5 year	5+ year
Office leases commitment	2,246,040	1,287,995	904,174	53,871	—
Short-term debt obligations Commitment	837,442	460,477	376,965	—	—
Services Contract Commitment	260,975	260,975	—	—	—
Total	3,344,457	2,009,447	1,281,139	53,871	—

Legal Proceedings

The Company is subject to litigation arising from time to time in the ordinary course of its business. There is no open legal proceeding as of December 31, 2022 and as of today. We could be involved in ordinary course litigation.

NOTE 19 — OPERATING LEASES

The following table provides a summary of leases by balance sheet location:

Assets/liabilities	December 31, 2022	December 31, 2021
(USD in thousands)
Assets
Right-of-use assets	$2,260	$1,921

Liabilities
Lease liabilities – current portion	$1,215	$1,298
Lease liabilities – long term	905	691
Total Lease liabilities	$2,120	$1,989

The operating lease expenses were as follows:

	Year ended December 31,
(USD in thousands)	2022	2021
Operating lease cost	$1,222	$1,440

Maturities of operating lease liabilities were as follows:

(USD in thousands)	Year ended December 31,
2023*	1,288
2024	656
2025	221
2026	27
2027	21
Thereafter	33
Total lease payment	2,246
Less: imputed interest	(126)
Total lease liabilities	2,120

____________

*        Not include operating leases with a term less than one year.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 19 — OPERATING LEASES (cont.)

Lease term and discount rate	December 31, 2022
Weighted-average remaining lease term (years) – operating leases	2.23
Weighted average discount rate – operating leases	5.70%

The Company leases mobile phones that classified as operating leases. The following table summarizes the components of operating lease revenue recognized during the years ended December 31, 2022

Year Ended December 31, 2022
Lease revenue
Fixed contractual payments	38,847

Future fixed contractual lease payments to be received under non-cancelable operating leases in effect as of December 31, 2022, assuming no new or renegotiated leases or option extensions on lease agreements are executed, are as follows (dollars in thousands):

Years Ending December 31,	Future lease payments due
2023	537,753
2024	—
2025	—
2026	—
2027	—
Thereafter	—

NOTE 20 — PROVISION FOR INCOME TAXES

A.     Basis of Taxation

United States:

The statutory federal income tax rate in U.S. was 21% in 2021 and in the year ended December 31, 2022 and 2021. As of December 31, 2022 the operating loss carry forward were $60,230, among which there was $5,115 expiring from 2025 through 2037, and the remaining $55,115 has no expiration date.

Israel:

The Company’s Israeli subsidiaries and associated are governed by the tax laws of the State of Israel which had a general tax rate of 23% in the years ended December 31, 2022 and 2021. As of December 31, 2022 the operating loss carry forward were $8,290, which does not have an expiration date.

Mainland China:

The Company’s Chinese subsidiaries in the PRC are subject to the PRC Corporate Income Tax Law (“CIT Law”) and are taxed at the statutory income tax rate of 25%. As of December 31, 2022 the operating loss carry forward was $13,714, which will expire from 2026 through 2027.

Hong Kong:

Our subsidiaries incorporated in Hong Kong, such as Magpie Securities Limited and BI Intermediate Limited, are subject to Hong Kong profit tax on their profits arising from their business operations carried out in Hong Kong. Hong Kong profits tax for a corporation from the year of assessment 2018/2019 onwards is

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 20 — PROVISION FOR INCOME TAXES (cont.)

generally 8.25% on assessable profits up to HK$2,000,000; and 16.5% on any part of assessable profits over HK$2,000,000. Under the Hong Kong Inland Revenue Ordinance, profits that we derive from sources outside of Hong Kong are generally not subject to Hong Kong profits tax.

As of December 31, 2022, the tax loss carry forward was $17,243 for Magpie Securities Limited, and the operating loss carry forward was $5,342 for BI Intermediate Limited. Tax losses can be carried forward indefinitely until utilized.

Singapore:

Our subsidiaries incorporated in Singapore are subject to an income tax rate of 17% for taxable income earned in Singapore. Singapore does not impose a withholding tax on dividends for resident companies. In 2022, we did not incur any income tax as there was no estimated assessable profit that was subject to Singapore income tax.

As of December 31, 2022, the operating loss carry forward was USD$758 subject to qualifying conditions, trade losses can be carried forward indefinitely while unutilized donations can be carried forward for up to 5 Years of Assessment.

Nigeria:

The Company’s Nigeria subsidiary Tingo Mobile Limited is governed by the tax laws of the Federal Republic of Nigeria which had a corporate tax rate of 30% in the year ended December 31, 2022 and 2021. As of December 31, 2022, the operating loss carry forward were nil, which does not have an expiration date.

TINGO GROUP and its subsidiaries and VIEs within the jurisdiction of the United States, Israel and China are subject to a tax examination for the most recent three, four and five years, respectively.

B.     Loss before income taxes

	Year ended December 31,
(USD in thousands)	2022	2021
Domestic	$(25,346)	$(20,157)
Foreign	14,955	(19,145)
Total	$(10,391)	(39,302)

C.     Provision for Expense (Benefit) Taxes

	Year ended December 31,
(USD in thousands)	2022	2021
Current
Domestic	$330		$81
Foreign	6,266		484
Total	$6,596		565

Deferred
Domestic	$(762)	$
Foreign	31,640		(2,356)
Total	$37,474		$(1,791)

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 20 — PROVISION FOR INCOME TAXES (cont.)

D.     Deferred Tax Assets and Liabilities

Deferred tax reflects the net tax effects of temporary differences between the carrying amounts of assets or liabilities for financial reporting purposes and the amounts used for income tax purposes. Deferred tax assets were included in long-term deposit and prepaid expenses, and the Company’s deferred taxes were in respect of the following:

	December 31, 2022	December 31, 2021
(USD in thousands)
Deferred tax assets
Provisions for employee rights and other temporary differences	$234	$260
Provisions for bad debt	753	696
Net operating loss carry forward	21,839	12,034
Valuation allowance	(19,165)	(11,226)
Deferred tax assets, net of valuation allowance	3,661	1,764
Deferred tax liabilities
Recognition of intangible assets arising from business combinations	(89,597)	(3,952)
Deferred tax assets (liabilities), net	$(85,936)	$(2,188)

E.     The reconciliation of income tax at the U.S. statutory rate to the Company’s effective tax rate as follows:

	2022	2021
U.S. federal statutory rate	21%	21%
Change in valuation allowance	(53)%	(16)%
Non-deductible share-based compensation	(9)%	—
Other expenses non-deductible for tax purposes	(175)%	—
Difference in foreign tax rates	(24)%	—
Effective tax rate	(240)%	5%

NOTE 21 — GOODWILL

	Year ended December 31, 2021
(USD in thousands)	Verticals and technology	Comprehensive platform service	Corporate and others(3)	Online stock trading	Consolidated
Balance as of January 1, 2021	$19,788	—	$2,617	$—	$22,405
Impairment loss	—	—	—	—	—
Acquisitions in 2021	—	—	—	—	—
Loss of control			(2,617)		(2,617)
Forex	—	—	—	—	—
Balance as of December 31, 2021	19,788	—	—		$19,788
	Year ended December 31, 2022
(USD in thousands)	Verticals and technology	Comprehensive platform service	Corporate and others(3)		Online stock trading	Consolidated
Balance as of January 1, 2022	$19,788	—	$		$—	$19,788
Impairment loss	—	—		—	—	—
Acquisitions in 2022	—	81,459		—	—	81,459
Loss of control				—		—
Forex	—	—		—	—	—
Balance as of December 31, 2022	19,788	81,459		—		$101,247

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 22 — CONDENSED FINANCIAL INFORMATION OF TINGO GROUP, INC (Parent Company)

On December 1, 2022, we acquired Tingo Mobile (see Note 13). Tingo Mobile may generally repatriate capital and associated returns thereon by applying to the Nigerian Central Bank for approval. All transfer of funds to the registrant in the form of cash dividends, loans or advances or in other form is subject to an application and approval process for currency payments out of Nigeria. The cash and cash equivalents under restriction in Tingo Mobile as of December 31, 2022 is $461.7 million. The amount of such restricted net assets exceeds 25% of consolidated net assets as of December 31, 2022.

Basis of presentation

The Tingo Group, Inc. (the “Parent Company”) condensed financial information should be read in conjunction with our consolidated financial statements. The condensed financial statements include the activity of the Parent Company and reflect its subsidiaries using the equity method of accounting. Under the equity method, the investment in consolidated subsidiaries and VIE’s is stated at cost plus equity in undistributed earnings or loss of the consolidated subsidiaries and VIE’s.

TINGO GROUP, Inc.
CONDENSED BALANCE SHEETS
(Parent Company Only)
(In Thousands, except Share and Par Value Data)

	December 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$14,924	$29,674
Related party receivables	114,657	107,952
Other current assets	98	2,308
Total current assets	129,679	139,934

Other non-current assets	239	600
Equity method investments	1,200,886	5,062
Total long-term assets	1,201,125	5,662
Total assets	$1,330,804	$145,596

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 22 — CONDENSED FINANCIAL INFORMATION OF TINGO GROUP, INC (Parent Company) (cont.)

TINGO GROUP, Inc.
CONDENSED BALANCE SHEETS
(Parent Company Only)
(In Thousands, except Share and Par Value Data)

	December 31, 2022	December 31, 2021
LIABILITIES TEMPORARY EQUITY AND EQUITY
Other current liabilities	$7,125	$1,496
Total current liabilities	7,125	1,496
Redeemable preferred stock Series B: $0.001 par value, 33,687.21 shares authorized and 0 shares issued and outstanding as of December 31, 2022 and 2021, respectively.	553,035	—
Stockholders’ Equity:
Redeemable preferred stock Series A: $0.001 par value, 2,604.28 shares authorized and 0 shares issued and outstanding as of December 31, 2022 and 2021, respectively.	3	—
Common stock; $0.001 par value, 250,000,000 shares authorized, 157,599,882 and 122,435,576 shares issued and outstanding as of December 31, 2022 and December 31, 2021, respectively	158	122
Additional paid in capital	889,579	220,786
Accumulated other comprehensive loss	4,367	(414)
Accumulated deficit	(123,463)	(76,394)
Total equity	770,644	144,100
Total liabilities temporary equity and equity	$1,330,804	$145,596

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 22 — CONDENSED FINANCIAL INFORMATION OF TINGO GROUP, INC (Parent Company) (cont.)

TINGO GROUP, Inc.
CONDENSED STATEMENTS OF OPERATIONS
(Parent Company Only)
(In Thousands, Except Share and Loss Per Share Data)

	Year ended December 31,
	2022	2021
Revenues	$—	$—
Cost of revenues	—	—
Gross profit	—	—
Operating expenses:
General and administrative	25,714	19,136
Amortization of intangible assets	—	—
Total operating expenses	25,714	19,136
Loss from operations	(25,714)	(19,136)
(Loss) gain of controlling equity investment held in Micronet	—	—
Finance income (expense), net	3,175	1,786
Loss before income tax expense	(22,539)	(17,350)
Income tax expense	330	81
Loss after income tax expense	(22,869)	(17,431)
Gain (loss) from equity investment	(24,200)	(18,997)
Net loss	$(47,069)	$(36,428)
Basic and diluted loss per share	$(0.36)	$(0.32)
Weighted average common shares outstanding:
Basic and diluted	129,345,764	112,562,199

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 22 — CONDENSED FINANCIAL INFORMATION OF TINGO GROUP, INC (Parent Company) (cont.)

TINGO GROUP, Inc.
CONDENSED STATEMENTS OF CASH FLOWS
(Parent Company Only)
(In Thousands, except Share and Par Value Data)

	Year ended December 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(22,869)	$(17,431)
Adjustments to reconcile net loss to net cash used in operating activities:
Shares issued to service providers and employees	6,417	9,876
Stock-based compensation for employees and consultants	208	711
Changes in operating assets and liabilities:
Change in other non-current assets	361	(600)
Change in accrued interest due to related party	(3,312)	(115)
Increase (decrease) in other current assets	2,210	(1,524)
Increase (decrease) in other current liabilities	5,628	(1,992)
Net cash used in operating activities	$(11,357)	$(11,075)
CASH FLOWS FROM INVESTING ACTIVITIES:
Loan to related party	(203)	(88,000)
Receipt of loan from related party	30,000	—
Loan to Tingo Inc pursuant to the merger agreement	(23,700)	—
Receipt of loan from related party (Micronet)	534	—
Loan to Tingo Mobile	(10,024)	—
Net cash used in investing activities	$(3,393)	$(88,000)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of shares and warrants	—	105,366
Proceeds from exercise of warrants	—	2,474
Proceeds from exercise of options	—	80
Net cash provided by financing activities	$—	$107,920

TRANSLATION ADJUSTMENT OF CASH	—	—

NET CHANGE IN CASH	(14,750)	8,845

Cash at the beginning of the year	29,674	20,829

Cash at end of the year	$14,924	$29,674

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 23 — SUBSEQUENT EVENTS

On February 2, 2023 (“Effective Date”), the Company., entered into settlement and repurchase agreements (the “Repurchase Agreements”) with certain holders of the outstanding warrants over its common stock (“Warrant Holders”). The warrants being repurchased were originally issued by TINGO GROUP between November 2020 and March 2021 pursuant to three offerings of common stock and warrants. The exercise prices of the warrants were $3.12 in the first offering and $2.80 in the subsequent two offerings, with various expiration dates falling between August 16, 2024 and August 16, 2026. The repurchase will result in the surrender and cancellation of the warrants held by each Warrant Holder.

Repurchase Payment

Pursuant to the Repurchase Agreements, the Company agreed to repurchase warrants representing an aggregate amount of 28,117,835 shares of its common stock, for which it is paying $0.15 per share on March 3, 2023 and $0.10 per share on May 1, 2023 at an aggregate cost to the Company of $7,029. Additionally, the Company has also entered into Repurchase Agreements with certain other Warrant Holders with respect to an additional 1,064,000 shares, who have agreed to grant TINGO GROUP an option from July 1, 2023 to July 31, 2023 to repurchase their warrants for $0.25 per share upon the exercise of such option. TINGO GROUP’s payment for the repurchase of warrants serves as consideration and full and final settlement of all claims which were or might have been asserted by Warrant Holders arising from the Warrants.

If TINGO GROUP fails to make timely payment under the terms of the Repurchase Agreements, the Warrants shall remain outstanding and be exercisable in full in accordance with their terms, and the Warrant Holders shall retain all rights available under applicable law or equity with respect to the Warrants.

Representations and Warranties

The Repurchase Agreements contain a number of representations and warranties by each of the Company and the Warrant Holders as of the Effective Date. Most material of which the Warrant Holders represent and warrant that they are the sole owner of, and have good, valid and marketable title to the Warrants free of any restrictions, among other representations and warrants. the Company represents and warrants that it has received all necessary consents, approvals, and authorizations to approve its obligations under the Repurchase Agreements, among other representations and warrants. The representations and warranties made by the Company and the Seller are customary for transactions similar to this transaction.

Most Favored Nation

The Company represented and warranted as of the Effective Date that from and after the Effective Date through the respective expiration dates of the Warrants, that none of the terms offered to any other holder of the Company’s warrants (outstanding as of the Effective Date), with respect to any amendment, settlement, repurchase or redemption (whether pursuant to the terms of such warrants or otherwise) of any such warrants (outstanding as of the Effective Date) since the Announcement Time (“Other Warrant Settlement Document”), is or will be more favorable to such holder than those of the Warrant Holders and that the Repurchase Agreements are, without any further action by the Warrant Holders or the Company , deemed amended and modified in an economically and legally equivalent manner such that the Warrant Holders shall receive the benefit of the more favorable terms contained in such Other Warrant Settlement Document.

On February 7, 2023, Yehezkel (Chezy) Ofir tendered his resignation to the board of directors (the “Board”) of the Company, effective immediately. The reason for Mr. Ofir’s resignation is to comply with the terms of the Amended Agreement and Plan of Merger with Tingo, Inc. and Tingo Mobile Limited (“Tingo”), where it was agreed the Board would be comprised of four of the existing directors of the Company and two new directors nominated by Tingo, Inc. and not in connection with any disagreements with the Company on any matter.

TINGO GROUP, Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value Data)

NOTE 23 — SUBSEQUENT EVENTS (cont.)

On February 9, 2023 (“Effective Date”), TINGO GROUP, Inc. and TINGO GROUP Fintech Ltd., an indirect wholly owned subsidiary of the Company organized under the laws of the British Virgin Islands (“TINGO GROUP Fintech”) purchased from Dozy Mmobuosi 100% of the ordinary shares of Tingo Foods PLC (“Tingo Foods”) (the “Acquisition”). Mr. Mmobuosi is the majority shareholder, Chairman and Chief Executive Officer of Tingo, Inc., a Nevada corporation. Tingo, Inc.

Given the recent timing of the transaction, the initial accounting for the transaction is incomplete at the time these financial statements were authorized for issuance. Accordingly, not all relevant disclosures are available for this transaction. Tingo Foods started its operational business in September 2022 and generated revenue of more than $400 million dollars (unaudited) during the approximate four-month period ended on December 31, 2022.

As consideration for the Acquisition, TINGO GROUP agreed to pay Mr. Mmobuosi, a purchase price equal to the cost value of Tingo Foods’ stock, which will be satisfied by the issuance of a secured promissory note (“Promissory Note”) in the amount of US$204,000,000. The Promissory Note is for a terms of two years with an interest rate of 5%. MICT Fintech agreed to certain covenants with respect to its ability to incur additional debt or create additional liens. The Acquisition will not result in any new issuance of the Company common stock, nor of any instruments convertible into shares of the Company.

The parties additionally agreed that Mr. Mmobuosi, as the owner of the real property on which the business of Tingo Foods is located and operates, to finance and complete construction of the building, and for TINGO GROUP and Tingo Foods to fit out the building and premises, including the installation of mechanized equipment, for the specialized operations of a large food processing facility. Lastly, Mr. Mmobuosi will also provide TINGO GROUP and Tingo Foods with a long-term lease with respect to the real property.

On February 14, 2023, TINGO GROUP through its wholly-owned subsidiary Tingo Mobile, and Visa, the global leader in digital payments, launched their pan-African strategic partnership, which aims to improve access to digital payments and financial services, and drive financial inclusion across Africa. The launch of the Tingo Visa card, together with the new TingoPay Super App and the TingoPay business portal, opens significant global opportunities to Tingo’s subscribers, allowing secure cashless payments at more than 61 million merchants in over 200 countries through Visa’s global network, as well as the ability for business subscribers to more readily and securely accept payments from customers and other third parties.

On February 23, 2023, the Company filed an amendment to its certificate of incorporation, as amended, with the Secretary of State of Delaware to change its corporate name from “MICT, Inc.” to “Tingo Group, Inc.” . The Name Change was effective as of February 27, 2023. Also effective February 27, 2023 the Company changed its trading symbol on the Nasdaq Capital Market from “MICT” to “TIO” (the “Symbol Change”).

Gries & Associates, LLC Certified Public Accountants 501 S. Cherry Street Ste 1100 Denver, Colorado 80246

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Tingo, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Tingo, Inc. (the Company), which comprise the balance sheet as of December 31, 2022 and 2021, respectively, and the related statements of Operations, Changes in Stockholder’s Equity, and Cash Flows for the years then ended, and the related notes to the financial statements. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, respectively, and the results of its operations and its cash flows for each of the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United Sates) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we were required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluation of the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgements. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the disclosures to which it relates.

Revenue Recognition, Deferred Income, and Costs matching

Critical Audit Matter Description

The Company recognizes revenue upon transfer of control of promised products or services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products or services. The Company offers customers the ability to purchase cellular phones directly, lease the phones on one-year terms, and purchase data and calls, as well as use of the NWASSA platform. As part of these contracts, the Company records Revenue and Cost of sales, and has short term assets and liabilities recorded related to the cost of contracts and the deferred income and taxes receivable, respectively.

Significant judgment is exercised by the Company in determining the accounting policies related to these transactions, including the following:

•        Determination of whether products and services are considered distinct performance obligations that should be accounted for separately versus together, such as phone leases and purchase of data.

•        Determination of stand-alone selling prices for each distinct performance obligation and for products and services that are not sold separately.

•        The pattern of delivery (i.e., timing of when revenue is recognized) for each distinct performance obligation.

•        Estimation of variable consideration when determining the amount of revenue to recognize (i.e., separate items on NWASSA platform)

•        Determination of costs and identification of amounts in the current period, ensuring the matching principle is specifically followed.

Given these factors, the related audit effort in evaluation management’s judgements in determining revenue recognition and cost recognition for the customer agreements was extensive and required a high degree of auditor judgement.

How the Critical Audit Matter Was Addressed in the Audit

Our principal audit procedures related to the Company’s revenue recognition for these customer agreements included the following:

•        We evaluated management’s significant accounting policies related to these customer agreements for reasonableness.

•        We selected a sample of customer agreements and performed the following procedures:

•        Obtained and read contract source documents for each selection, including master agreements, and other documents as needed.

•        Tested managements identification of significant terms for completeness, including the identification of distinct performance obligations and variable consideration.

•        Tested costs related to these revenues, ensuring amount recorded in the current period was in line with expectations.

•        We recalculated portion of deferred income, prepayments, and VAT receivable, ensuring proper classification on the financial statements.

•        We evaluated the reasonableness of management’s estimate of stand-alone selling prices for products and services that are not sold separately.

•        We tested the mathematical accuracy of managements calculations of revenue and the associated timing of revenue recognized and expenses recorded in the financial statements.

Treatment of sale of Tingo Mobile and Valuation of consideration received.

Critical Audit Matter Description

On December 1, 2022, the Company sold Tingo Mobile, its sole operating subsidiary, to Tingo Group, Inc. (TIO) via a multi-phase forward triangular merger. Under the terms of the Merger Agreement, the Company entered into with TIO and representatives of each of the shareholders of TMNA and TIO, the company contributed its ownership of

Tingo Mobile to a newly organized holding company incorporated Tingo BVI Sub. TMNA then merged Tingo BVI Sub with and into MICT Fintech Ltd, a wholly-owned subisidary of TIO, resulting in Tingo Mobile being wholly owned by TIO as a third-tier subsidiary.

As consideration for the Merger, TMNA received 25,783,675 shares of newly issued common stock of TIO equal to 19.9% of its outstanding shares, calculated as of the closing date of the Merger, as well as two series of convertible preferred shares — Series A Convertible Preferred Stock and Series B Convertible Preferred Stock.

Upon the approval of TIO’s stockholders, the Series A Preferred Stock will convert into 20.1% of the outstanding shares of TIO common stock, calculated as of the closing date of the Merger. If such shareholder approval is not obtained by June 30, 2023, all issued and outstanding shares of Series A Preferred Stock must be redeemed by TIO in exchange for TMNA receiving 27% of the total issued and outstanding shares of Tingo Group Holdings, LLC, a subsidiary of TIO (“TGH”). TGH is the immediate parent of MICT Fintech, which is the sole shareholder of Tingo Mobile.

Upon approval by the Nasdaq of the change in control of TIO and upon approval of TIO’s stockholders, the Series B Preferred Stock will convert into 35.0% of the outstanding shares of TIO common stock, calculated as of the closing date of the Merger. Giving the Company an aggregate ownership of 75.0% of TIO’s outstanding common stock. If such shareholder or Nasdaq approval is not obtained by June 30, 2023, TMNA will have the right to cause TIO to redeem all of the Series B Preferred Stock for either of the following, at TMNA’s option: (x) $666,666,667 in cash or, (y) a 33.0% ownership interest in TGH.

Significant judgment is exercised by the Company in determining the accounting policies related to this multi-tiered transaction, including the following:

•        Determination of fair value of consideration received by the Company.

•        Calculation of the fair value of Tingo Mobile as of the date of the sale.

•        Calculation of gain on sale of Tingo Mobile based on the assessed value of the consideration received less the fair value as of the date of the sale.

•        Treatment of shares that can either be converted or obtained in cash, at the request of the company.

Given these factors, the related audit effort in evaluation management’s judgements in determining fair value of assets sold and consideration received was extensive and required a high degree of auditor judgement.

How the Critical Audit Matter Was Addressed in the Audit

Our principal audit procedures related to the Company’s treatment of the Tingo Mobile transaction included the following:

•        We evaluated management’s significant accounting policies related to these, the valuation of assets and consideration for reasonableness.

•        We reviewed all merger agreements and determined that the significant consideration items were properly identified as part of the fair value of consideration calculations.

•        Recalculated company valuation and subsequent gain and loss on transaction calculation.

•        We compared the valuation to similar transactions, noting treatment was consistently applied by the Company as compared to other transactions.

•        We reviewed the makeup of the transaction to verify the action constituted a sale as of December 1, 2022.

Temporary Investment Company Status

Critical Audit Matter Description

Effective upon the closing of the Merger, the Company became subject to the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, any issuer of securities that has more than 100 beneficial owners and holds ‘investment securities’ (as defined under the 1940 Act) that exceed more than 40% of the value of the issuer’s unconsolidated assets is considered an ‘investment company’ and is therefore subject to various requirements of the 1940 Act, unless an exemption therefrom is applicable. One such requirement of the 1940 Act includes determining the fair value of equity securities held by the issuer instead of consolidating the underlying operations of such equity holdings. Rule 3a-2 permits issuers such as the Company, to be “deemed not to be engaged in the business of investing, reinvesting, owning, holding or trading in securities” for up to one year from the date that the 1940 Act would have technically applied if (i) the issuer’s business activities are inconsistent with those of an investment company, and (ii) the issuer’s governing board passes a resolution stating the issuer’s “bona fide intent to be engaged primarily, as soon as is reasonably possible” to be “in a business other than that of investing, reinvesting, owning, holding or trading in securities” within such one year period. Because the Company is actively involved in acquiring operating assets or otherwise developing other operating businesses, its present activities are inconsistent with those of an investment company. Moreover, inasmuch as the Company expects to affect a conversion of the Series A Preferred Stock and the Series B Preferred Stock no later than June 30, 2023 and, therefore, consolidate the operations of TIO and its subsidiaries with the Company’s own operations, the Company has expressed its bona fide intent to be in a business other than that of an investment company.

Significant judgment is exercised by the Company in determining the accounting policies related to the company being treated as a temporary investment company, including the following:

•        Determination of the make-up of assets, including percentage of assets held in investments as compared to other assets.

•        Consideration of the requirements of the 1940 Act and related disclosures.

•        Consideration of reasonableness of intention to enter business other than that of an investment company.

Given these factors, the related audit effort in evaluation management’s judgements in determining fair value of assets sold and consideration received was extensive and required a high degree of auditor judgement.

How the Critical Audit Matter Was Addressed in the Audit

Our principal audit procedures related to the Company’s temporary Investment Company status included the following:

•        We evaluated management’s consideration of the 1940 Act and the effect it has on the Company as of December 31, 2022.

•        We examined the transaction related to Tingo Mobile and the reasonableness of the Company’s assessment they have expressed a bona fide interest in becoming more than an investment company.

•        We reviewed all disclosures related to the 1940 Act, ensuring the Company had properly accounted for all requirements of the 1940 Act.

Emphasis of Matters-Risks and Uncertainties

The Company is not able to predict the ultimate impact that COVID -19 will have on its business. However, if the current economic conditions continue, the pandemic could have an adverse impact on the economies and financial markets of many countries, including the geographical area in which the Company plans to operate.

/s/ Gries & Associates, LLC

We have served as the Company’s auditor since 2021.

Denver, Colorado
April 25, 2023
PCAOB #6778

TINGO, INC.
CONSOLIDATED BALANCE SHEETS

	Successor	Predecessor
	December 31, 2022	November 30, 2022	December 31, 2021
Assets
Current Assets
Cash	$985	$313,517,384	$128,367,605
Accounts receivable, net	—	266,780,088	364,308,399
Inventory	—	—	129,823
Prepayments	—	118,007,512	—
Loans and other receivables – related parties	19,637,668	—	—
Total Current Assets	19,638,653	698,304,983	492,805,827

Non-Current Assets
Property, plant and equipment, net	—	844,781,913	1,198,883,019
Investment in securities	1,215,241,000	—	—
Intangible assets, net	—	583,165	1,670,924
Total Non-Current Assets	1,215,241,000	845,365,078	1,200,553,943
Total Assets	$1,234,879,653	$1,543,670,061	$1,693,359,770

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable and accruals	$4,286,181	$3,681,420	$755,885,193
Deferred revenue	—	246,718,170	221,215,018
Value added tax	—	19,528,843	17,162,192
Advances from related party	505,000	67,545,485	—
Notes payable	—	23,749,945	—
Notes payable – related parties	23,749,945	—	—
Income tax payable	—	173,315,658	100,606,352
Total Current Liabilities	28,541,126	534,539,521	1,094,868,755

Non-Current Liabilities
Deferred Tax	—	4,054,929	2,171,039
Total non- current liabilities	—	4,054,929	2,171,039

Total Liabilities	28,541,126	538,594,450	1,097,039,794

Stockholders’ Equity
Common stock – Class A, par value $.001 per share, 2,250,000,000 shares authorized, 1,227,516,211 and 1,205,016,211 shares issued and outstanding as of December 31, 2022 and December 31, 2021, respectively.	1,227,516	1,227,516	1,205,016
Common stock – Class B, par value $.001 per share, 200,000,000 shares authorized, 65,000,000 shares issued and outstanding as of December 31, 2022 and December 31, 2021.	65,000	65,000	65,000
Additional paid-in-capital	419,181,135	419,181,135	330,703,635
Retained earnings	867,348,554	674,191,786	416,095,565
Deferred stock compensation	(32,931,368)	(43,282,593)	(66,357,804)
Translation reserve	(48,552,310)	(46,307,233)	(85,391,436)
Total Stockholders’ Equity	1,206,338,527	1,005,075,610	596,319,976
Total Liabilities and Stockholders’ Equity	$1,234,879,653	$1,543,670,061	$1,693,359,770

The accompanying notes are an integral part of these consolidated financial statements

TINGO, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

	Successor	Predecessor
	For the Period December 1, 2022 through December 31, 2022	For the Period January 1, 2022 through November 30, 2022	For the Year Ended December 31, 2021
Revenue	$—	$989,216,887	$865,838,327
Cost of Revenue	—	(30,027,300)	(284,179,088)
Gross Profit	—	959,189,587	581,659,239

Operating Expenses
Payroll and related expenses	10,395,228	55,529,436	72,990,188
Distribution expenses	—	1,173,395	985,801
Professional and consulting fees	1,274,774	70,406,989	192,842,115
Bank fees and charges	—	1,539,090	926,256
Depreciation and amortization	—	378,651,902	247,177,230
General and administrative expenses – other	595,799	13,294,239	1,278,898
Bad debt expenses	—	153,227	99,247
Total Operating Expenses	12,265,801	520,748,280	516,299,735

Income From Operations	(12,265,801)	438,441,307	65,359,504

Other Income (Expense)
Gain on sale of subsidiary	203,279,860	—	—
Other income	—	1,774,234	360,818
Recovered debt	—	—	55,428
Interest expense	(102,370)	(236,011)	—
Total Other Income	203,177,490	1,538,223	416,246

Income Before Tax	190,911,689	439,979,530	65,775,750

Taxation	—	(179,638,232)	(104,802,090)

Net Income (Loss)	190,911,689	$260,341,298	$(39,026,340)

Other Comprehensive Income (Loss)
Translation Adjustment	—	39,084,203	(53,108,198)

Total Comprehensive Income (Loss)	190,911,689	$299,425,501	$(92,134,538)

Earnings per Share – Basic and Diluted	0.16	$0.24	$(0.09)

Weighted Average Number of Common Shares Outstanding
Basic and Diluted	1,227,516,211	1,224,029,684	1,071,260,595

The accompanying notes are an integral part of these consolidated financial statements.

TINGO, INC.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

	Common Stock – Class A		Common Stock – Class B		Additional Paid In Capital	Deferred Stock Compensation	Retained Earnings	Translation Reserve	Total Stockholders’ Equity
	Number of Shares	Amount	Number of Shares	Amount
Balance as of January 1, 2021	1,028,000,000	$1,028,000	65,000,000	$65,000	$508,549	$—	$458,438,770	$(32,283,238)	$427,757,081
Net loss for the year ended December 31, 2021	—	—	—	—	—	—	(39,026,340)	—	(39,026,340)
Issuance of shares for acquisition of IWeb (former business)	40,306,211	40,306	—	—	3,175,130	—	(3,316,865)	(93,472)	(194,901)
Issuance of shares for services provided	27,840,000	27,840	—	—	111,332,160	—	—	—	111,360,000
Issuance of shares for incentive compensation plan – consultants	47,020,000	47,020	—	—	81,773,285	(81,820,305)	—	—	—
Issuance of shares for incentive compensation plan – directors, officers and employees	61,850,000	61,850	—	—	133,914,511	(133,976,361)	—	—	—
Vesting of deferred stock compensation	—	—	—	—	—	149,438,862	—	—	149,438,862
Foreign currency translation adjustment	—	—	—	—	—	—	—	(53,014,726)	(53,014,726)
Balance as of December 31, 2021	1,205,016,211	$1,205,016	65,000,000	$65,000	$330,703,635	$(66,357,804)	$416,095,565	$(85,391,436)	$596,319,976
Net income for the year ended December 31, 2022	—	—	—	—	—	—	451,252,989	—	451,252,989
Issuance of shares for incentive compensation plan – consultants	14,500,000	14,500	—	—	66,485,500	(666,500,000)	—	—	—
Issuance of shares for incentive compensation plan – directors, officers and employees	8,000,000	8,000	—	—	21,992,000	(22,000,000)	—	—	—
Vesting of deferred stock compensation	—	—	—	—	—	121,926,436	—	—	121,926,436
Foreign currency translation adjustment	—	—	—	—	—	—	—	36,839,126	36,839,126
Balance as of December 31, 2022	1,227,516,211	$1,227,516	65,000,000	$65,000	$419,181,135	$(32,931,368)	$867,348,554	$(48,552,310)	$1,206,338,527

The accompanying notes are an integral part of these consolidated financial statements.

TINGO, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor	Predecessor
	For the Period December 1, 2022 through December 31, 2022	For the Period Janurary 1, 2022 through November 30, 2022	For the Year Ended December 31, 2021
Cash Flows from operating activities
Net income (loss)	$190,911,689	$260,341,298	$(39,026,340)
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities
Depreciation and amortization	—	378,651,902	247,177,230
Bad debt expense	—	—	99,247
Stock issued for services	—	88,500,000	111,360,000
Deferred stock compensation	10,351,225	23,075,211	149,438,862
Increase/decrease related to
Inventories	—	129,823	(99,332)
Trade and other receivables	—	97,528,311	(122,453,864)
Prepayments and other current assets	(328,493,217)	(118,007,512)	—
Accounts payable and accruals	604,761	(752,203,773)	755,844,278
Deferred revenue	—	25,503,152	221,215,018
Value added tax	—	2,366,651	(3,331,610)
Income tax payable	—	74,593,196	32,815,793
Net cash provided (used) in operating activities	(126,625,542)	80,478,261	1,353,039,282

Cash flows from investing activities
Acquisition of IWeb	—	—	(194,901)
Acquisition of assets	—	—	(1,219,815,168)
Acquisition of intangibles	—	—	(573,915)
Gain on sale of subsidiary	(203,279,860)	(203,279,860)	—
Net cash used in investing activities	—	(203,279,860)	(1,220,583,984)

Cash flows from financing activities
Proceeds from notes payable – related parties	—	23,749,945	—
Advances from related party	16,371,000	67,545,485	—
Net cash provided by financing activities	—	91,295,430	—

Translation adjustment	18,002	13,376,089	(32,290,562)

Net change in cash and cash equivalents	(313,516,399)	185,149,779	100,164,736

Cash and cash equivalents, beginning of period	313,517,384	128,367,605	28,202,869

Cash and cash equivalents, end of period	985	$313,517,384	$128,367,605

Supplemental cash flow information
Cash paid for period for:
Income taxes	$96,169,379	$96,169,379	$62,946,048

Non-cash disclosures
Stock issued for services	$—	$88,500,000	$111,360,000

The accompanying notes are an integral part of these consolidated financial statements.

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(1)    Description of Business and Basis of Presentation

Description of Business — Tingo, Inc. (collectively, with our subsidiary, “ we,” “us,” “our,” “Tingo” and the “Company”), a Nevada corporation, was formed on February 17, 2015. Our shares trade on the OTC Markets trading platform under the symbol ‘TMNA’. As described more fully under Sale of Tingo Mobile in Note 2 below, on December 1, 2022, we sold Tingo Mobile Limited (“Tingo Mobile”), our sole operating subsidiary, to Tingo Group, Inc. (“TIO”), a Nasdaq-traded financial services company (formerly known as MICT, Inc.), in exchange for 25,783,675 shares of TIO common stock and two series of preferred stock that are convertible into TIO common stock upon the occurrence of certain conditions (“Preferred Stock”). If we convert the Preferred Stock, our shareholding in TIO will be equal to 75.0% of TIO’s outstanding common stock, calculated as of the date of the sale of Tingo Mobile. We have valued our holding in TIO at December 31, 2022 on an as-converted basis, based on the closing trading price of TIO’s shares on such date.

Prior to our sale of Tingo Mobile, the Company, together with its operating subsidiary, was an Agri-Fintech company offering a comprehensive platform service through use of smartphones–‘device as a service’ (using GSM technology) to empower a marketplace to enable subscribers/farmers within and outside of the agricultural sector to manage their commercial activities of growing and selling their production to market participants both domestically and internationally. The ecosystem provides a ‘one-stop-shop’ solution to enable such subscribers to manage everything from airtime top ups, bill pay services for utilities and other service providers, access to insurance services and micro finance to support their value chain from ‘seed to sale’.

As of December 1, 2022, the date of our sale of Tingo Mobile, we had approximately 9.3 million subscribers using our mobile phones and Nwassa payment platform (www.nwassa.com). Nwassa is Africa’s leading digital agriculture ecosystem that empowers rural farmers and agri-businesses by using proprietary technology to enable access to markets in which they operate. Farm produce can be shipped from farms across Africa to any part of the world, in both retail and wholesale quantities. Nwassa’s payment gateway also has an escrow structure that creates trust between buyers and sellers. Tingo Mobile’s system provides real-time pricing, straight from the farms, eliminating middlemen. The customers of Tingo Mobile users pay for produce bought using available pricing on Tingo Mobile’s platform. Its platform is paperless, verified, and matched against a smart contract. Data is efficiently stored on the blockchain.

Tingo Mobile’s platform has created an escrow solution that secures the buyer, funds are not released to its members until fulfilment. The platform also facilitates trade financing, ensuring that banks and other lenders compete to provide credit to its members.

Basis of Presentation — The accompanying audited consolidated financial statements have been prepared in accordance with the instructions to Form 10-K and Articles 3 and 3A of Regulation S-X. All normal recurring adjustments considered necessary for a fair presentation have been included.The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Our results of operations for the Predecessor Period ended November 30, 2022, or the year ended December 31, 2022 are not necessarily indicative of results that ultimately may be achieved for 2023.

As a result of the sale of our operating business on December 1, 2022 as described in Note 2, Sale of Tingo Mobile below, the following terms refer to our operations before and after the sale:

•        “Predecessor” and “Precedessor Period” refers to the consolidated operations of the Company from January 1, 2021 through December 31, 2021, and from January 1, 2022 through November 30,2022; and

•        “Successor” and “Successor Period” refers to the operations of the Company from December 1, 2022 through December 31, 2022.

Our consolidated financial statements include our accounts and those of our wholly-owned subsidiaries, as applicable. All intercompany transactions and balances have been eliminated in the accompanying consolidated financial statements.

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(1)    Description of Business and Basis of Presentation (cont.)

Due to the lack of comparability with historical financials for the Successor Period, our consolidated financial statements and related footnotes are presented with a “black line” division to emphasize the lack of comparability between amounts presented as of, and after, December 1, 2002 and amounts presented for all prior periods.

(2)    Sale of Tingo Mobile

Overview.    On December 1, 2022, we sold Tingo Mobile, our sole operating subsidiary, to Tingo Group, Inc. (formerly known as MICT, Inc.), a Delaware corporation whose common shares are traded on the Nasdaq Capital Market under the symbol ‘TIO’. The sale was accomplished via a multi-phase forward triangular merger. Under the terms of the Merger Agreement we entered into with TIO and representatives of each of the shareholders of Tingo and TIO, we contributed our ownership of Tingo Mobile to a newly organized holding company incorporated in the British Virgin Islands (“Tingo BVI Sub”). We then merged Tingo BVI Sub with and into MICT Fintech Ltd, a wholly-owned subsidiary of TIO also incorporated in the British Virgin Islands (“MICT Fintech”), resulting in Tingo Mobile being wholly-owned by TIO as a third-tier subsidiary (hereinafter, the “Merger”).

Consideration Received.    As consideration for the Merger, we received the following:

•        Common and Preferred Stock. At the closing of the Merger, we received 25,783,675 shares of newly-issued common stock of TIO equal to 19.9% of its outstanding shares, calculated as of the closing date of the Merger, and two series of convertible preferred shares — Series A Convertible Preferred Stock (“Series A Preferred Stock”) and Series B Convertible Preferred Stock (“Series B Preferred Stock”).

•        Undertaking to Pay Certain Liabilities of the Company. Pursuant to the terms of the Merger Agreement, we also received an undertaking from TIO to pay certain liabilities and accounts payable of the Company as of November 30, 2022, as well as certain other expenses relating to the maintenance of our reporting status under the Securities Exchange Act for the one-year period following the Merger. As of December 31, 2022, the amount due to us pursuant to this undertaking was approximately $3.7 million. This amount is set forth below as ‘Due from Related Party’ under Note 9 — Loans and Other Amounts Receivable.

Key Terms of Series A Preferred Stock.    Upon the approval of TIO’s stockholders, the Series A Preferred Stock will convert into 20.1% of the outstanding shares of TIO common stock, calculated as of the closing date of the Merger. If such shareholder approval is not obtained by June 30, 2023, all issued and outstanding shares of Series A Preferred Stock must be redeemed by TIO in exchange for Tingo receiving 27% of the total issued and outstanding shares of Tingo Group Holdings, LLC, a Delaware-incorporated subsidiary of TIO as shown in the diagram above (“TGH”). TGH is the immediate parent of MICT Fintech, which is the sole shareholder of Tingo Mobile.

Key Terms of Series B Preferred Stock.    Upon approval by Nasdaq of the change of control of TIO and upon the approval of TIO’s stockholders, the Series B Preferred Stock will convert into 35.0% of the outstanding shares of TIO common stock, calculated as of the closing date of the Merger, giving the Company an aggregate ownership of 75.0% of TIO’s outstanding common stock. If such shareholder or Nasdaq approval is not obtained by June 30, 2023, we will have the right to cause TIO to redeem all of the Series B Preferred Stock for either of the following, at our option: (x) $666,666,667 in cash or, (y) a 33.0% ownership interest in TGH.

Temporary Investment Company Status.    Effective upon the closing of the Merger, the Company became subject to the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, any issuer of securities that has more than 100 beneficial owners and holds investment securities that exceed more than 40% of the value of the issuer’s unconsolidated assets is considered an ‘investment company’ and is therefore subject to various requirements of the 1940 Act, unless an exemption therefrom is applicable. Rule 3a-2 permits issuers such as the Company, to be “deemed not to be engaged in the business of investing, reinvesting, owning, holding or trading in securities” for up to one year from the date that the 1940 Act would have technically applied if (i) the issuer’s business activities are inconsistent with those of an investment company, and (ii) the issuer’s governing board passes a resolution stating the issuer’s “bona fide intent to be engaged primarily, as soon as is reasonably possible” to be “in a business other than that of investing, reinvesting, owning, holding or trading in securities” within such one year period. Because

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(2)    Sale of Tingo Mobile (cont.)

the Company is actively involved in acquiring operating assets or otherwise developing other operating businesses, its present activities are inconsistent with those of an investment company. Moreover, inasmuch as the Company expects to effect a conversion of the Series A Preferred Stock and the Series B Preferred Stock no later than June 30, 2023 and, therefore, consolidate the operations of TIO and its subsidiaries with the Company’s own operations, the Company has expressed its bona fide intent to be in a business other than that of an investment company.

Balance Sheet Adjustments.    The following table presents the effects of the adjustments on the Company’s consolidated balance sheet as of November 30, 2022 resulting from the sale of Tingo Mobile. The table reflects the elimination of various assets and liabilities as part of the sale of Tingo Mobile. These adjustments, resulting from the change in nature of the Company’s business following the Merger, are not comparable to the combined financials for the eleven months ended November 30, 2022 and the year ended December 31, 2022.

	Predecessor	Transaction- Related Adjustments	Successor
Assets
Current Assets
Cash	$313,517,384	$(312,568,727)	$948,657
Accounts receivable, net	266,780,088	(266,780,088)	—
Prepayments	118,007,512	(118,007,512)	—
Total Current Assets	698,304,983	(697,356,326)	948,657

Non-Current Assets
Property, plant and equipment, net	844,781,913	(844,781,913)	—
Intangible assets, net	583,165	(583,165)	—
Total non-current assets	845,365,078	(845,365,078)	—
Total Assets	$1,543,670,061	$(1,542,721,404)	$948,657

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts , trade payables and accruals	$3,681,420	$—	$3,681,420
Deferred income	246,718,170	(246,718,170)	—
Value added tax	19,528,843	(19,528,843)	—
Advances from related party	67,545,485	(67,545,485)	—
Notes payable – related party	23,749,945	(15,884,000)	7,865,945
Income tax payable	173,315,658	(173,315,658)	—
Total current liabilities	534,539,521	(522,992,156)	11,547,365

Non-current liabilities
Deferred Tax	4,054,929	(4,054,929)	—
Total non- current liabilities	4,054,929	(4,054,929)	—

Total Liabilities	538,594,450	(527,047,085)	11,547,365

Stockholders’ Equity
Common stock – Class A	1,227,516	—	1,227,516
Common Stock – Class B	65,000	—	65,000
Additional paid-in-capital	419,181,135	—	419,181,135
Retained earnings	674,191,786	(1,015,674,319)	(341,482,533)
Deferred stock compensation	(43,282,593)	—	(43,282,593)
Translation reserve	(46,307,233)	—	(46,307,233)
Total Stockholders’ Equity	1,005,075,610	(1,015,674,319)	(10,598,708)
Total Liabilities and Stockholders’ Equity	$1,543,670,061	$(1,542,721,404)	$948,657

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(3)    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of our financial statements:

Consolidation — In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, we do not consolidate equity interests we hold in other entities. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, codified in ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

Valuation of Our Holdings in TIO — In connection with the sale of Tingo Mobile to TIO, we received shares of TIO common stock and two series of convertible preferred stock of TIO. The shares of TIO common stock are traded on the Nasdaq Capital Market under the symbol ‘TIO’. Because, at December 31, 2022, more than 40% of the value of our unconsolidated assets consists of ‘investment securities’ (as such term is defined pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), we are considered an ‘investment company’ under the 1940 Act and, as a result, we are required to assess the fair value of our holding in TIO.

Fair Value Measurement.    Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and sets out a fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Inputs are broadly defined as assumptions market participants would use in pricing an asset or liability. The three levels of the fair value hierarchy are described below:

•        Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

•        Level 2 — Inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly; and fair value is determined through the use of models or other valuation methodologies.

•        Level 3 — Inputs are unobservable for the asset or liability and include situations where there is little, if any, market activity for the asset or liability. The inputs into the determination of fair value are based upon the best information under the circumstances and may require significant management judgment or estimation.

Management Considerations.    In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset. In the case of Tingo, we assessed the nature of our holding of common and convertible Preferred Stock in TIO and considered certain factors which, in management’s view, made this holding a Level 2 asset, including the following:

•        the lack of institutional trading in TIO common stock; and

•        the conditions associated with conversion of the TIO Preferred Stock into TIO common stock.

With respect to the last point above, we consider it significant that, should conversion of our Series B Preferred Stock not occur by June 30, 2023, we can require TIO to redeem these shares in exchange for (1) a cash payment obligation of $667 million or, in the alternative, (2) 35% ownership in TGH valued at $667 million, which imputes an underlying equity value of Tingo Mobile that is substantially higher than the TIO common and TIO Preferred stock on an as-converted basis.

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(3)    Significant Accounting Policies (cont.)

While we are considered a temporary investment company, we intend to adjust our net asset value for the changes in the value of our publicly held securities, if applicable, and material changes in the value of private securities, if any, on a quarterly basis.

Reverse Acquisition Accounting — We have adopted reverse acquisition accounting methods in connection with the Company’s Acquisition of Tingo Mobile in 2021. Accordingly, the consolidated financial statements reflect the results of Tingo Mobile for the periods indicated in this Report.

Use of Estimates — The preparation of financial statements in accordance with U.S. GAAP requires us to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Although we believe the estimates and assumptions used in preparing these financial statements and related notes are reasonable in light of known facts and circumstances, actual results could differ from those estimates.

Earnings Per Share — Basic and diluted per share calculations are computed utilizing the weighted-average number of shares of common stock outstanding for the period. Pursuant to our 2021 Equity Incentive Plan adopted during the fourth quarter of 2021, in accordance with ASC 260, Earnings Per Share, the unvested shares of restricted stock awarded pursuant to our equity compensation plans are participating securities and, therefore, are included in the basic earnings per share calculation.

Share-Based Compensation — We account for share-based compensation using the fair value method, as prescribed by ASC 718, Compensation-Stock Compensation. Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term. For all share-based awards that are not subject to vesting, we recognize expense associated with the award during the period in which the award is granted, in an amount equal to the number of shares granted, multiplied by the closing trading price of the shares on the relevant grant date. Determining the appropriate fair value of share-based awards requires the use of subjective assumptions, particularly given that the Company’s common stock is not actively traded. The assumptions used in calculating the fair value of share-based awards represents management’s best estimates and involve inherent uncertainties and the application of management’s judgment. As a result, if factors change and management uses different assumptions, share-based compensation expense could be materially different for future awards.

Classes of Common Stock — The Company has two classes of common stock. Each share of Class A common stock is entitled to one (1) vote, and is entitled to receive dividends when and if declared by the board of directors out of assets legally available therefor. Each share of Class B common stock is entitled to ten (10) votes, but carries no dividend, distribution, liquidation, conversion, or economic rights of any kind.

Retained Earnings — The components that make up distributable earnings (accumulated undistributed deficit) on the Consolidated Balance Sheet as of November 30, 2022 and December 31, 2022 and 2021 are as follows:

	Successor Period	Predecessor Period
	For the Period December 1, 2022 through December 31, 2022	For the Period January 1, 2022 through November 30, 2022	For the Year Ended December 31, 2021
Net income (loss) for period	190,711,689	$451,252,989	$(39,026,340)
Acquisition of the Company (IWeb)	—	—	(3,316,865)
Retained Earnings – beginning of period	67,663,686	416,095,565	458,438,770
Retained Earnings	867,348,554	$867,348,554	$416,095,565

Accounts Receivable — The total value of the twelve month mobile leasing contract is recognized under accounts receivables at the outset. The balance is due and payable and is credited as receipts are received from the customers. Management reviews accounts receivable periodically to determine if any receivables will potentially

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(3)    Significant Accounting Policies (cont.)

be uncollectible. Management’s evaluation includes several factors including the aging of the accounts receivable balances, a review of significant past due accounts, economic conditions, and our historical write-off experience, net of recoveries. Tingo Mobile includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Given the manner in which Tingo Mobile bundles its services with its branded phones, it does not typically incur a substantial amount of bad debt. Accordingly, absent a substantial outlying event such as Covid-19, we do not expect that Tingo Mobile would incur bad debts of any material significance. During the year ended December 31, 2021, we made a general allowance of 3% of all account receivables to cushion the possible effect of Covid 19 on Tingo Mobile’s customers. On a proforma basis, we recognized bad debt expense of $153,227 and $99,247 relating to our receivables in 2022 and 2021, respectively. This is in line with our expectations, inasmuch as Tingo Mobile’s contracts for mobile leasing are with its farmer cooperative partners who, in turn, take responsibility for individual collection efforts from their members.

We offer our customers the option to purchase certain wireless devices in installments over a specified period of time and, in many cases, once certain conditions are met, the end-user may be eligible to trade in the original equipment for a new device and have the remaining unpaid balance paid or settled. As of November, 2022, all receivables were part of the sale of Tingo Mobile.

Impairment of Long-Lived Assets — In accordance with authoritative guidance on accounting for the impairment or disposal of long-lived assets, as set forth in Topic 360 of the ASC, the Company assesses the recoverability of the carrying value of its long-lived assets when events occur that indicate an impairment in value may exist. An impairment loss is indicated if the sum of the expected undiscounted future net cash flows is less than the carrying amount of the assets. If this occurs, an impairment loss is recognized for the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. There was no impairment of long-lived assets for the period from January 1, 2022 through November 30, 2022 or the years ended December 31, 2022 and 2021.

Income Taxes — The Company uses the liability method of accounting for income taxes under which deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the accounting bases and the tax bases of the Company’s assets and liabilities. The deferred tax assets are computed using enacted tax rates in effect for the year in which the temporary differences are expected to reverse.

The Company has adopted ASC guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the consolidated financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more likely than not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more likely than not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement. As of November 30, 2022, December 31, 2022 and December 31, 2021, there were no uncertain tax positions that required accrual.

The reconciliation of income tax benefit at the U.S. statutory rate of 25% for the period ended December 31, 2022 and 25% for the year ended December 31, 2021, respectively, to the Company’s effective tax rate is as follows:

	Year Ended December 31,
	2022	Percent	2021	Percent
Income tax benefit	$(30,481,609)	25.0%	$(65,199,716)	25.0%
Valuation allowance against net deferred tax assets	30,481,609	25.0%	65,199,716	25.0%
Effective rate	$—	0.00%	$—	0.00%

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(3)    Significant Accounting Policies (cont.)

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets for the periods ended December 31, 2022 and 2021 are as follows:

Deferred Tax Assets	December 31, 2022	December 31, 2021
Beginning of period	$—	$—
Net operating loss	95,681,325	65,199,716
Valuation Allowance	(95,681,325)	(65,199,716)
Net Deferred Tax Assets	$—	$—

The income of a foreign subsidiary is not necessarily subject to U.S. tax, provided the income is from the active conduct of a trade or business within the non-U.S. jurisdiction. However, earnings of the foreign subsidiary, to the extent reinvested in the U.S. or distributed to the U.S. parent as a dividend, may be subject to U.S. tax. In addition, the Internal Revenue Code requires that transfer pricing between a U.S. parent and a foreign subsidiary be made on an arms’ length basis. Tingo Mobile, our sole operating subsidiary, did not issue any dividends during the years ended December 31, 2022 and 2021.

In our Consolidated Statements of Operations, we have deducted taxes payable in connection with our operations in Nigeria. However, inasmuch as the U.S. and Nigeria do not have a tax treaty, we do not receive a corresponding credit in the U.S. for tax paid in Nigeria by Tingo Mobile, our wholly-owned subsidiary. In addition, our parent company, Tingo, Inc. has incurred operating losses on an unconsolidated basis, largely due to non-cash expenses associated with stock awards made pursuant to our 2021 Equity Incentive Plan. Our ability to utilize tax losses associated with the operations of our parent company is restricted, however, due to limitations on the deductibility of certain share compensation to our executive officers and directors that may be deemed ‘excess compensation’ pursuant to Section 162(m) of the Internal Revenue Code.

Subject to any such disallowances pursuant to Code Section 162(m), the Company has approximately $65.2 million of net operating losses carried forward to offset taxable income, if any, in future years which expire commencing in fiscal year 2037. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on this assessment, management has established a full valuation allowance against all of the deferred tax asset relating to NOL’s because it is more likely than not that all of the deferred tax asset will not be realized as the parent company is not presently income producing.

Inventory — The Company holds certain stocks of spare parts to support the maintenance of new phones. These are recorded at cost. The company does not hold significant stock of new phones in the event of damage or replacement. Inventory is measured on the first-in, first-out method.

Operating Segments — We have examined our operating business for the year 2021 and the eleven months ended November 30, 2022 pursuant to the guidance of ASC 280, Segment Reporting, which establishes standards for reporting information about operating segments. It also establishes standards for related disclosures about customers, products and geographic areas. Operating segments are defined as components of an enterprise that engage in business activities that earn revenues, incur expenses and prepare separate financial information that is evaluated regularly by our Chief Operating Decision Maker (“CODM”) in order to allocate resources and assess performance. Resources are allocated and performance is assessed by the CODM.

Based on the provisions of ASC 280, we have evaluated our operating business and considered various factors associated therewith, including the concentration of our business in one country and the integration of our leasing business with the use of our agri-fintech platform that utilizes software embedded within the leased device. Accordingly, this evaluation resulted in one reportable segment.

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(3)    Significant Accounting Policies (cont.)

Deferred Revenue — The Company reflects the full value of the twelve month revenue due in accordance with Tingo Mobile’s leasing contracts. We do not allocate the cost of mobile phones against revenue, but instead recognize depreciation expense on a straight-line basis ratably over the estimated 3-year useful life of the devices.

Leased Assets — The Company has entered into leasing arrangements principally for the provision of the offices and related facilities. The rental contracts for offices are typically negotiated for terms of between 1 and 10 years and some of these have extension terms. Lease terms for office fixtures and equipment have lease terms of between 1 year and 10 years without any extension terms. The company does not enter into sale and leaseback arrangements. All the leases are negotiated on an individual basis and contain a wide variety of different terms and conditions such as purchase options and escalation clauses. The Company assesses whether a contract is or contains a lease at inception of the contract. A lease conveys the right to direct the use and obtain substantially all of the economic benefits of an identified asset for a period of time in exchange for consideration.

Measurement and Recognition of Leases as a Lessee — At lease commencement date, Tingo Mobile recognizes a right-of-use asset and a lease liability on the balance sheet. The right-of-use asset is measured at cost, which is made up of the initial measurement of the lease liability, any initial direct expenses incurred by the company, an estimate of any expenses to dismantle and remove the asset at the end of the lease, and any lease payments made in advance of the lease commencement date (net of any incentives received). Tingo Mobile depreciates the right-of-use assets on a straight-line basis from the lease commencement date to the earlier of the end of the useful life of the right-of-use asset or the end of the lease term. Tingo Mobile also assesses the right-of-use asset for impairment when such indicators exist.

At the commencement date, Tingo Mobile measures the lease liability at the present value of the lease payments unpaid at that date, discounted using the interest rate implicit in the lease if that rate is readily available or the incremental borrowing rate. The incremental borrowing rate is the estimated rate that Tingo Mobile would have to pay to borrow the same amount over a similar term, and with similar security to obtain an asset of equivalent value. This rate is adjusted should the lessee entity have a different risk profile to that of Tingo Mobile.

Lease payments included in the measurement of the lease liability are made up of fixed payments (including in substance fixed), variable payments based on an index or rate, amounts expected to be payable under a residual value guarantee and payments arising from options reasonably certain to be exercised.

Subsequent to initial measurement, the liability will be reduced by lease payments that are allocated between repayments of principal and finance expenses. The finance cost is the amount that produces a constant periodic rate of interest on the remaining balance of the lease liability.

The lease liability is reassessed when there is a change in the lease payments. Changes in lease payments arising from a change in the lease term or a change in the assessment of an option to purchase a leased asset. The revised lease payments are discounted using the incremental borrowing rate at the date of reassessment when the rate implicit in the lease cannot be readily determined. The amount of the remeasurement of the lease liability is reflected as an adjustment to the carrying amount of the right-of-use asset. The exception being when the carrying amount of the right-of-use asset has been reduced to zero then any excess is recognized in profit or loss.

Payments under leases can also change when there is either a change in the amounts expected to be paid under residual value guarantees or when future payments change through an index or a rate used to determine those payments, including changes in market rental rates following a market rent review. The lease liability is remeasured only when the adjustment to lease payments takes effect and the revised contractual payments for the remainder of the lease term are discounted using an unchanged discount rate. Except for where the change in lease payments results from a change in floating interest rates, in which case the discount rate is amended to reflect the change in interest rates.

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(3)    Significant Accounting Policies (cont.)

The remeasurement of the lease liability is dealt with by a reduction in the carrying amount of the right-of use asset to reflect the full or partial termination of the lease for lease modifications that reduce the scope of the lease. Any gain or loss relating to the partial or full termination of the lease is recognized in profit or loss. The right-of-use asset is adjusted for all other lease modifications.

Tingo Mobile has elected to account for short-term leases and leases of low-value assets using the practical expedients. These leases relate to residential houses for a year. Instead of recognizing a right-of-use asset and lease liability, the payments in relation to these are recognized as an expense on a straight-line basis over the lease term.

Accounting Pronouncements — In August 2020, the FASB issued ASU No. 2020-06, “Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40) — Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity,” which simplifies the accounting for certain financial instruments with characteristics of liabilities and equity, including convertible instruments. The new guidance removes the separation models for convertible debt with a cash conversion feature or a beneficial conversion feature. In addition, the new standard provides guidance on calculating the dilutive impact of convertible debt on earnings per share. The ASU clarifies that the average market price should be used to calculate the diluted earnings per share denominator when the exercise price or the number of shares that may be issued is variable. The ASU is effective for the Company on January 1, 2022, including interim periods, with early adoption permitted, although implementation has been delayed for smaller reporting companies for fiscal years beginning after December 15, 2023. The ASU permits the use of either a full or modified retrospective method of adoption. The Company is still evaluating the impact of the adoption of this ASU on its future financial statements and disclosures.

(4)    Share-Based Compensation

On October 6, 2021, the Board adopted our 2021 Equity Incentive Plan (“Incentive Plan”), the purpose of which was to promote the interests of the Company by encouraging directors, officers, employees, and consultants of Tingo to develop a long-term interest in the Company, align their interests with that of our stockholders, and provide a means whereby they may develop a proprietary interest in the development and financial success of the Company and its stockholders. The Incentive Plan is also intended to enhance the ability of the Company and its subsidiaries to attract and retain the services of individuals who are essential for the growth and profitability of the Company. The Incentive Plan permits the award of restricted stock, common stock purchase options, restricted stock units, and stock appreciation awards. The maximum number of shares of our Class A common stock that are subject to awards granted under the Incentive Plan is 131,537,545 shares. The term of the Incentive Plan will expire on October 6, 2031. On October 12, 2021, our stockholders approved our Incentive Plan and, during the fourth quarter of 2021, the Tingo Compensation Committee granted awards of restricted stock under the Incentive Plan to certain directors, executive officers, employees, and consultants in the aggregate amount of 108,870,000 shares. The majority of the awards so issued are each subject to a vesting requirement over a 2-year period unless the recipient thereof is terminated or removed from their position without “cause”, or as a result of constructive termination, as such terms are defined in the respective award agreements entered into by each of the recipients and the Company. We account for share-based compensation using the fair value method, as prescribed by ASC 718, Compensation — Stock Compensation. Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term. In connection with these awards, we recorded compensation expense of $121.9 million and $149.4 million for the years ended December 31, 2022 and 2021, respectively.

As of December 31, 2022, total compensation expense to be recognized in future periods is $32.9 million. The weighted average period over which this expense is expected to be recognized is 0.7 years.

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(4)    Share-Based Compensation (cont.)

The following table summarizes the activity related to granted, vested, and unvested restricted stock awards under the Incentive Plan for the year ended December 31, 2022:

	Number of Shares	Weighted Average Grant Date Fair Value
Unvested shares outstanding as of January 1, 2022	36,950,833	$1.75
Shares granted	22,500,000	3.93
Shares vested	42,717,917	2.85
Shares forfeited	—	—
Unvested shares outstanding as of December 31, 2022	16,732,916	$1.97

(5)    Revenue Recognition

Policy

Revenue is recognized when a customer obtains control of promised goods or services and is recognized in an amount that reflects the consideration that an entity expects to receive in exchange for those goods or services. In addition, the standard requires disclosure of the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The amount of revenue that is recorded reflects the consideration that the Company or its subsidiary expects to receive in exchange for those goods. The Company applies the following five-step model in order to determine this amount:

1.      Identification of the promised goods in the contract;

2.      Determination of whether the promised goods are performance obligations, including whether they are distinct in the context of the contract;

3.      Measurement of the transaction price, including the constraint on variable consideration;

4.      Allocation of the transaction price to the performance obligations; and

5.      Recognition of revenue when (or as) the Company satisfies each performance obligation.

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of ASC 606 at contract inception, the Company reviews the contract to determine which performance obligations the Company must deliver and which of these performance obligations are distinct. The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied. Generally, the Company’s performance obligations with regard to its leasing contracts are satisfied over time, while other performance obligations are usage-based.

Revenue comprises of the fair value of lease or purchase payments for our smartphone devices, services and financial technology solutions. We offer service-only contracts and contracts that bundle equipment used to access the services and/or with other service offerings. Some contracts have fixed terms and others are cancellable on a short-term basis (i.e., month-to-month arrangements). We have elected to record revenue net of taxes collected from our customers that are remitted to governmental authorities, with the collected taxes recorded within other current liabilities until remitted to the relevant government authority.

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(5)    Revenue Recognition (cont.)

Sources

The Company has the following revenue sources:

•        Mobile Leasing — Tingo Mobile’s leasing customers enter a twelve month contract for a fixed monthly rental. The customers are committed for the full term. Our accounting policy is to recognize the lease obligations ratably during the contract term. We do not recognize a cost of sales associated with such lease payments. Instead, as the lessor of these devices, we depreciate the mobile devices ratably on a straight line basis over their useful life, which we estimate at 36 months.

•        Call and Data Services — Tingo Mobile’s customers use call and data services at normalized rates which, given the increasing proliferation of wifi connections, even in rural locations, have steadily declined over time.

•        Nwassa Services — this is Tingo Mobile’s Agri-Fintech platform powered by the smartphones leased on a twelve month term above, known as ‘device as a service’. Revenue is generally recognized based on a fixed percentage of the transaction value as follows:

•        Agri-Marketplace — percentage of the value of produce trade on Nwassa

•        Mobile airtime top-up — fixed percentage of value of top-up

•        Utilities — fixed percentage of value of transaction

•        Mobile insurance — fixed fee recognized monthly based on contract

•        Financial services (loans and related services) — fixed referral fee

While Tingo Mobile’s Nwassa applications are integrated with its branded phones, each of the services are distinct and independent performance obligations. The range and quantity of services used are determined solely by the end-user.

(6)    Foreign Currency Translation

Functional and presentation currency — The consolidated financial statements are presented in U.S. dollars, which is the presentation currency, the functional currency is Nigeria Naira.

The exchange rate used for conversion is:

	November 30, 2022	December 31, 2021
Balance Sheet:
Nigerian Naira	443.58	412.99
Profit and Loss:
Nigerian Naira	428.29	396.46

Foreign currency transactions — Foreign currency transactions are translated into the functional currencies of the Company’s subsidiaries using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at period-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the consolidated statements of operations and comprehensive income. Non-monetary items carried at cost are translated using the exchange rate at the date of the transaction. Non-monetary items carried at fair value are translated at the date the fair value is determined.

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(7)    Inventory

Inventory on hand consisted of $129,823 at December 31, 2021. We had no inventory on hand at December 31, 2022.

(8)    Accounts Receivable

	Successor Period End	Predecessor Period End
	December 31, 2022	November 30, 2022	December 31, 2021
Accounts receivable gross	$—	$266,884,525	$364,350,175
Allowance for expected credit loss	—	(104,438)	(42,065)
	—	266,780,088	364,308,110
Directors current account	—	—	289
Total Accounts Receivable, net	$—	$266,780,088	$364,308,399

Accounts Receivable — The total value of the twelve month mobile leasing contract is recognized under accounts receivable at the outset. The balance is due and payable and is credited as receipts are received from the customers. Management reviews accounts receivable periodically to determine if any receivables will potentially be uncollectible. Management’s evaluation includes several factors including the aging of the accounts receivable balances, a review of significant past due accounts, economic conditions, and our historical write-off experience, net of recoveries. Tingo Mobile includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Given the manner in which Tingo Mobile bundles its services with its branded phones, it does not typically incur a substantial amount of bad debt. Accordingly, absent a substantial outlying event such as Covid-19, we do not expect that Tingo Mobile would incur bad debts of any material significance. During the year ended December 31, 2021, we made a general allowance of 3% of all account receivables to cushion the possible effect of Covid 19 on Tingo Mobile’s customers. On a proforma basis, we recognized bad debt expense of $153,227 and $99,247 relating to our receivables in 2022 and 2021, respectively. This is in line with our expectations, inasmuch as Tingo Mobile’s contracts for mobile leasing are with its farmer cooperative partners who, in turn, take responsibility for individual collection efforts from their members.

From time to time, Tingo Mobile will offer its customers the option to purchase certain wireless devices in installments over a specified period of time and, in many cases, once certain conditions are met, they may be eligible to trade in the original equipment for a new device and have the remaining unpaid balance paid or settled. As of November 30, 2022, all receivables on this arrangement were eliminated as part of the sale of Tingo Mobile.

Tingo Mobile has a strong history of mobile leasing to its subscriber base in partnership with its farmers’ cooperatives. Unlike a typical mobile leasing business, we analyze credit risk on these cooperatives and not directly with Tingo Mobile’s 9.3 million subscribers. Tingo Mobile has a history of leasing to the same number of subscribers since 2017, and has a strong collection record where the cooperatives settle the monthly leasing receivables in bulk. The cooperatives manage the interaction and collection from their members and, therefore, Tingo Mobile does not undertake direct credit risk with these subscribers. This ‘business to business’ credit model has assured minimal bad debts and late payments, as well as reduced administrative effort needed to collect monthly receivables due over the twelve month contract.

Tingo Mobile’s agreement with its manufacturer does not include a renewal or termination feature once delivery of the devices has occurred and Tingo Mobile has approved the quality of the delivery and/or waived any such approval by failing to object to any nonconformity within 30 days of delivery.

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(9)    Loans and Other Receivables — Related Parties

There were no loans and other receivables due from related parties as of November 30, 2022. Loans and other receivables due from related parties consisted of the following as of December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
Due from related party	$3,713,179	$—
Advances to related party	58,489	—
Note receivable due from Tingo Mobile, dated October 15, 2022, interest at 5%, due on May 10, 2024	15,866,000	—
Total loans and other receivables – related parties	$19,637,668	$—

Amounts due from related party consist of obligations due under the terms of the Merger Agreement with TIO. Pursuant to the Merger Agreement, TIO agreed to assume and pay for various liabilities of the Company as of November 30, 2022. The balance was due and payable on December 31, 2022.

The note receivable due from Tingo Mobile relates to sums provided to Tingo Mobile by the Company to acquire mobile devices in the fourth quarter of 2022, and was advanced to Tingo Mobile prior to its sale to TIO as described Under Note 2 — Sale of Tingo Mobile above.

(10)  Investment in Securities

Investment in Securities — In connection with the sale of Tingo Mobile as described under Note 2 above, we concluded a value of $1.2 billion for the consideration received from TIO, determined in accordance with ASC 820 and ASC 805. ASC 820 requires that a fair value determination be based on objective evidence, using assumptions that a market participant would use, and when level 1 inputs exist, it should be used unless determined to be not representative. As described in Note 4 above, we are of the opinion that the TIO trading price, as quoted on Nasdaq, is not representative of the fair value of the consideration received and should not be used to determine the merger consideration. Accordingly, pursuant to ASC 805-30-30-5, we determined that a reference to the Company’s share price, as traded at the OTC at the closing of the Merger, is a more appropriate determinant of fair value.

(11)  Property, Plant & Equipment

Because we sold Tingo Mobile on December 1, 2022, property plant, and equipment as at December 31, 2022 was immaterial. Changes in cost, depreciation, and net book value during 2021 were recorded as follows:

	LAND $	BUILDING $	MOTOR VEHICLES $	FURNITURE & FITTINGS $	OFFICE EQUIPMENT $	PLANT & MACHINERY $	SITE INSTALLATIONS $	MOBILE DEVICES $	Total $
COST
January 1, 2021	9,560,176	34,540,253	225,788	65,232	71,899	10,992,230	—	—	55,455,578
Additions	—	—	—	—	—	—	207,968,849	1,219,411,221	1,427,380,070
Forex translation difference	(765,481)	(2,765,629)	(18,079)	(5,223)	(5,757)	(880,145)	(16,652,011)	—	(21,092,325)
December 31, 2021	8,794,695	31,774,624	207,709	60,009	66,142	10,112,085	191,316,838	1,219,411,221	1,461,743,323

DEPRECIATION
January 1, 2021	—	7,256,776	104,655	33,763	57,869	10,960,171	—	—	18,413,234
Depreciation expense	—	1,654,988	31,493	10,817	9,820	10,753	—	244,290,317	246,008,188
Forex translation difference	—	(647,305)	(9,640)	(3,136)	(5,027)	(896,010)	—	—	(1,561,118)
December 31, 2021	—	8,264,459	126,508	41,444	62,662	10,092,914	—	244,290,317	262,860,304

NET BOOK VALUE
December 31, 2020	9,560,176	27,283,477	121,133	31,469	14,030	32,059	—	—	37,042,344
December 31, 2021	8,794,695	23,510,165	81,201	18,565	3,480	37,171	191,316,838	975,120,904	1,198,883,019

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(11)  Property, Plant & Equipment (cont.)

As noted above, we recognize depreciation expense relating to our leased mobile phones on a straight-line basis over a 36-month period, which is the estimated useful life of the devices. All property and equipment with a cost of $5,000 or greater are capitalized. Major betterments that extend the useful lives of assets are also capitalized. Normal maintenance and repairs are charged to expense as incurred. When assets are sold or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in operations.

Property, plant and equipment are carried at historical value and depreciated over their expected useful lives, as follows

Estimated useful lives (years)
Buildings	20
Motor vehicles	5
Furniture & fittings	5
Office equipment	5
Plant & machinery	4
Mobile devices	3
Site installations	20

Site installations relates to the capitalization of the Company’s investment in rural fibre network and equipment. Previously, it was classified as work-in-progress and the works was completed as of December 31, 2021. Depreciation on these assets commenced on January 1, 2022 and was $16,911,000 for the year ended December 31, 2022.

Work -in-Progress — The details below relate to Work-in -Progress for Tingo Mobile as consolidated into the Company for the years ended December 31, 2022 and 2021. Consists of investment in ‘Cell On-Wheel’. This is a rollout of broadband fiber and mobile network enhancement across rural Nigeria. The project is now complete and the cost has been capitalized as a fixed asset under ‘Site Installations’ above.

	December 31, 2022	December 31, 2021
January 1, 2022	$—	$207,968,849
Additions	—	—
Transfer to Capitalization – Site Installations	—	(191,316,838)
Forex translation difference	—	(16,652,011)
Closing balance – December 31, 2022	$—	$—

The total depreciation charge for the years ended December 31, 2022 and 2021 was $377,644,651 and $246,008,188, respectively

(12)  Intangible Assets

Intangible Assets — The details below relate to Intangible Assets for Tingo Mobile as consolidated into the Company for the 11 months ended November 30, 2022 and the year ended December 31, 2021. This represents cost incurred on software development of our mobile operating system and secure browser. This is Tingo Mobile’s proprietary operating system and mobile/web browser. The system and its technology platform is designed to help our customers securely execute financial transactions. This cost is amortized over 5 (Five) years, because on or before then we are expected to have significantly upgraded the software. For the year ended December 31, 2022, the

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(12)  Intangible Assets (cont.)

Company incurred capitalized expenses of $ 0 and charged $1,007,251 in amortization expenses for this period. For the year ended December 31, 2021, the Company incurred capitalized expenses of $0 and charged $1,187,042 in amortization expenses for this period.

	November 30, 2022	December 31, 2021
Cost
Beginning balance as of January 1	$6,193,507	$6,193,507
Additions	—	—
Forex translation difference	(1,455,048)	(495,912)
Ending Balance	$4,738,459	$5,697,595

Amortization
Beginning balance as of January 1	$4,026,671	$3,138,446
Charge for the year	1,007,251	1,187,042
Forex translation difference	(878,627)	(298,817)
Ending Balance	583,165	4,026,671

Sale of Tingo Mobile	(583,165)	—

Carrying amount as of December 31	$—	$1,670,924

(13)  Liquidity and Financing Arrangements

Liquidity — There are several factors that may materially affect our liquidity during the reasonably foreseeable future including, for example, currency volatility, foreign exchange controls and other items that affect cash flows to our parent company. In view of the foregoing, we believe that our operating cash flow and cash on hand will be sufficient to meet operating requirements from the date of this filing through the next twelve months.

Cash and Cash Equivalents — As of December 31, 2022, we had cash and cash equivalents of $985. As of December 31, 2021, we had cash and cash equivalents of $128.4 million. We seek to optimize value by managing and placing excess liquidity on fixed deposits to earn income from such excess cashflows.

(14)  Current and Non-Current Liabilities

Accounts payable and accruals

	Successor Period End	Predecessor Period End
	December 31, 2022	November 30, 2022	December 31, 2021
Trade payables	$—	$—	$754,709,170
Accounts payable	1,003,787	689,899	—
Accrued compensation	2,948,013	2,759,510	1,049,029
Other payables	334,381	232,011	126,994
	$4,286,181	$3,681,420	$755,885,193

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(14)  Current and Non-Current Liabilities (cont.)

Trade Payables — This represents the balance due to Tingo Mobile’s smartphone manufacturer as of December 31, 2022 and 2021. Tingo Mobile has have preferred credit terms with its supplier of smartphones and pays for devices supplied over a two-year period. Tingo Mobile minimizes its currency risk and settles such supplies in Nigerian Naira to match the basis for its leasing revenues which are also denominated in Naira. Because we sold Tingo Mobile on December 1, 2022, the balance owing by the Company at December 31, 2022 was zero.

Deferred Revenue — The balance represents gross income due over the term of the 1-year phone leasing cycle. Monthly releases to revenue will be conducted in line with Tingo Mobile’s revenue recognition policy. However, because we sold Tingo Mobile on December 1, 2022, all amounts were zero as at December 31, 2022. Deferred revenue was $246,718,170, $0 and $221,215,018 as of November 30, 2022, December 31, 2022 and 2021, respectively.

VAT — This represents the current and future VAT liability at rate of 7.5% relating to the mobile phone leasing contracts included under Accounts Receivable and Deferred Income. However, because we sold Tingo Mobile on December 1, 2022, all amounts were $0 as at December 31, 2022. VAT liability was $19,528,843, $0 and $17,162,192 as of November 30, 2022, December 31, 2022 and 2021, respectively.

Advances from Related Party — Advances from related party in the amount of $505,000 consists of expenses paid on behalf of the Company by a related party. These advances are non-interest bearing.

Notes Payable — Related Parties — This amount represents a promissory note in the amount of $23,700,000 due to TIO. The Note is dated October 6, 2022, bears interest at the rate of 5% per annum and is due on May 10, 2024.

(15)  Taxation and Deferred Tax

The provision for income tax consists of the following components at November 30, 2022 and December 31, 2022 and 2021:

	Successor Period End	Predecessor Period End
	December 31, 2022	November 30, 2022	December 31, 2021
Income tax	$—	$168,410,843	$100,606,352
Education tax	—	11,227,389	—
Current Tax	$—	$179,638,232	$100,606,352

The significant components of our tax liabilities as of November 30, 2022 and December 31, 2022 and 2021 are summarized below:

	Successor Period End	Predecessor Period End
	December 31, 2022	November 30, 2022	December 31, 2021
Current Tax Liabilities
Beginning of period	$173,315,658	$100,606,352	$67,601,594
Charge for the period	—	179,638,232	104,802,090
	173,315,658	280,244,584	172,403,684
Paid during the period	—	(93,738,174)	(62,946,048)
Forex translation difference	—	(13,190,752)	(8,851,284)
Sale of Tingo Mobile	(173,315,658)	—	—
Total Current Tax Liabilities	$—	$173,315,658	$100,606,352

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(15)  Taxation and Deferred Tax (cont.)

The significant components of our deferred tax liabilities as of November 30, 2022 and December 31, 2022 and 2021 are summarized below:

	Successor Period End	Predecessor Period End
	December 31, 2022	November 30, 2022	December 31, 2021
Deferred Tax
Beginning of period	$4,054,929	$2,171,039	$2,360,004
Change for the period	—	2,184,276	—
Forex translation difference	—	(300,386)	(188,965)
Sale of Tingo Mobile	(4,054,929)	—	—
Total Deferred Tax Liabilities	$—	$4,054,929	$2,171,039

(16)  Commitments and Contingencies

Commitments

Operating Leases — Prior to the sale of Tingo Mobile to TIO, we were responsible for an operating lease covering office space in Nigeria. We continue to be subject to two operating leases covering office space in the United States. Our operating leases are on a month-to-month basis. We consider each of these arrangements to be a ‘low value lease’ and, accordingly, have not recognized a right of use asset or liability in our financial statements.

Litigation Settlement Commitments — As described under Subsequent Events in Note 20 below, in connection with the settlement of certain litigation involving the Company, on the one-year anniversary date of the settlement, we are obligated to pay ClearThink Capital, LLC a combination of Company common stock and common stock of TIO held by the Company equal in value to $7.7 million.

Contingencies

Generally — Estimated losses from contingencies are accrued by a charge to earnings when information available prior to the issuance of the financial statements indicates that it is likely that a future event will confirm that an asset has been impaired or a liability incurred at the date of the financial statements and the amount of the loss can be reasonably estimated. As of December 31, 2022, we have not assessed any charges against earnings for contingencies.

(17)  Concentrations

Customers — While Tingo Mobile may sell its branded phones from time-to-time to bulk purchasers, its primary customers consist of two farmers’ cooperatives in Nigeria, who collectively have approximately 9.3 million members. The cooperatives account for virtually all of Tingo Mobile’s leasing revenue, while the members of the cooperatives account for a substantial majority of its Agri-Fintech revenue generated through Tingo Mobile’s Nwassa platform. Should either of these cooperatives experience financial difficulties, Tingo Mobile’s revenue and cash flows could be adversely impacted.

Manufacturer — Tingo Mobile outsources the manufacture of its smartphones to a single manufacturer. During 2020 and 2021, Tingo Mobile experienced substantial delays in the supply of new devices to its customers as a result of supply chain disruptions resulting principally from Covid-19, which in turn affected its revenue. Given that Tingo Mobile’s manufacturer is located in China and may be subject to further economic dislocation in the future, Tingo Mobile is subject to future risks of delayed or non-fulfillment under any new supply agreements into which it may enter.

TINGO, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2022 AND 2021

(18)  Related-Party Transactions and Agreements

From time-to-time, we may enter into transactions or incur indebtedness to persons affiliated with members of our board of directors or executive officers. We will seek to ensure that, to the greatest extent possible, any such agreements or transactions are undertaken on an arms-length basis and representative of standard commercial terms and conditions that would be available to us from third parties. During the year ended December 31, 2022, we paid a related party $21,671,336, representing a partial payment of certain debts incurred by Tingo Mobile, then a subsidiary of the Company, to such related party in previous periods to facilitate the acquisition of mobile devices for Tingo Mobile customers.

Note payable — related party consists of a promissory note due to TIO in connection with the Merger Agreement. The note has a principal amount of $23,700,000, accrues interest at 5% per annum, and is due on May 10, 2024.

Note receivable — related party consists of a promissory note due from Tingo Mobile that was used to acquire mobile devices in the fourth quarter of 2022. The note have a principal amount of $15,866,000, accrues interest at 5% per anunum, and is due on May 10, 2024.

(19)  Legal Proceedings

While we are not currently subject to any legal proceedings, from time to time, the Company or one or more of its subsidiaries may become a party to certain proceedings incidental to the normal course of our business. While the outcome of any potential legal proceedings cannot at this time be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

(20)  Subsequent Events

Our Management performed an evaluation of the Company’s activity through the date the financial statements were issued, noting the following subsequent event:

On January 3, 2023, we settled litigation proceedings brought against the Company by ClearThink Capital, LLC (“ClearThink”). Pursuant to the settlement agreement we executed with ClearThink, we paid ClearThink a cash payment of $300,000 and an undertaking to pay ClearThink, on the one-year anniversary of settlement, a combination of Company common stock and common stock of TIO held by the Company equal in value to $7.7 million.

INDEPENDENT AUDITOR’S REPORT

To the stockholders of Tingo Foods PLC.

Opinion on the Financial Statements

We have audited the financial statements of Tingo Foods PLC (the “Company”), which comprise the balance sheet as of December 31, 2022, and the related statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for the period from August 11, 2022 (inception) to the year ended December 31, 2022, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of Tingo Foods PLC as of December 31, 2022, and the results of its operations and its cash flows for the period from August 11, 2022 (inception) to the year ended December 31, 2022 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the “Auditor’s Responsibilities for the Audit of the Financial Statements” section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•        Exercise professional judgment and maintain professional skepticism throughout the audit.

•        Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•        Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•        Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•        Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control — related matters that we identified during the audit.

/s/ Brightman Almagor Zohar & Co.
Brightman Almagor Zohar & Co.
Certified Public Accountants
A Firm in the Deloitte Global Network

Tel Aviv, Israel
April 27, 2023

TINGO FOODS PLC.
BALANCE SHEET
(USD In Thousands, Except Share and Par Value Data)

December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$54,733
Inventories	201,100
Other current assets	264
Total current assets	256,097

Non-current assets:
Property and equipment, net	12,803
Total non-current assets	12,803

Total assets	$268,900
December 31, 2022
LIABILITIES AND STOCKHOLDERS’ EQUITY

Trade accounts payable	$201,100
Other current liabilities	29,077
Total current liabilities	230,177

COMMITMENTS AND CONTINGENT LIABILITIES (Note 6)

Stockholders’ Equity:
Common stock; $0.001 par value, 2,000,000,000 shares authorized and outstanding as of December 31, 2022	2,000
Additional paid in capital	2,718
Accumulated other comprehensive loss	(1,068)
Accumulated earnings	35,073
Total stockholders’ equity	38,723

Total liabilities and stockholders’ equity	$268,900
April 27, 2023
Date of approval	Chris Cleverley President and Director

The accompanying notes are an integral part of the financial statements.

TINGO FOODS PLC.
STATEMENT OF OPERATIONS
(USD In Thousands, Except Share and Earnings Per Share Data)

For the period from August 11, 2022 (inception) to December 31, 2022
Revenues	$466,171
Cost of revenues	269,743
Gross profit	196,428
Operating expenses:
Selling and marketing	140,298
General and administrative	5,472
Total operating expenses	145,770

Profit from operations	50,658
Financial expenses, net	554
Profit before income tax expenses	50,104
Income tax expenses	15,031

Net profit	35,073

Basic and diluted profit per share	$0.04

Weighted average common shares outstanding:
Basic and diluted	937,062,937

The accompanying notes are an integral part of the financial statements.

TINGO FOODS PLC.
STATEMENT OF COMPREHENSIVE INCOME
(USD In Thousands, Except Share and Earnings Per Share Data)

For the period from August 11, 2022 (inception) to December 31, 2022
Net profit	$35,073
Other comprehensive (loss) income, net of tax:
Currency translation adjustment	(1,068)
Total comprehensive income	34,005

The accompanying notes are an integral part of the financial statements.

TINGO FOODS PLC.
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
(USD In Thousands, Except Numbers of Shares)

	Common Stock		Additional Paid-in Capital	Accumulated earnings	Accumulated Other Comprehensive Loss	Total Stockholders’ Equity
	Amount	Shares
Balance at August 11, 2022 (inception)	—	—	—	—	—	—
Shares issued upon inception	2,000	2,000,000,000	2,718	—	—	4,718
Net profit	—	—	—	35,073	—	35,073
Other Comprehensive loss	—	—	—	—	(1,068)	(1,068)
Balance at December 31, 2022	2,000	2,000,000,000	2,718	35,073	(1,068)	38,723

The accompanying notes are an integral part of the financial statements.

TINGO FOODS PLC.
STATEMENT OF CASH FLOWS
(USD In Thousands)

For the period from August 11, 2022 (inception) to December 31, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net profit	$35,073

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	936
Changes in assets and liabilities:
Increase in inventories	(201,100)
Increase in other current assets	(264)
Increase in trade accounts payable	201,100
Increase in other current liabilities	29,077
Net cash provided by operating activities	$64,822

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(14,493)

Net cash used in investing activities	$(14,493)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of shares	$4,718

Net cash provided by financing activities	$4,718

TRANSLATION ADJUSTMENT ON CASH	(314)

NET INCREASE IN CASH	54,733

Cash and cash equivalents at the beginning of the period	—

Cash and cash equivalents at the end of the period	$54,733

The accompanying notes are an integral part of the financial statements.

TINGO FOODS PLC.
NOTES TO THE FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value data)

NOTE 1 — DESCRIPTION OF BUSINESS

Overview

Tingo Foods PLC. (“Tingo Foods” or the “Company”) was formed as a limited company on August 11, 2022, and is registered at 95, Allianz Towers, Broad Street, Marina, Lagos State, Nigeria. The Company is a single entity with no subsidiaries.

Tingo Foods is a diversified food processing company, which uses domestic inputs purchased from farmers across Nigeria and engages with third party processing companies to process them into finished food products. With a small number of existing product lines, Tingo Foods is focused on broadening its product range, leveraging on its relationship and provision of technology and data services to smallholder farmers by utilizing their produce, creating leaner supply chains, reducing post-harvest losses and processing crops into finished goods. The Company is committed to delivering an enhanced value proposition for all stakeholders specifically the Nigerian Farming community.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements have been prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) applied on a consistent basis.

Functional currency and Exchange Rate Income (Loss)

The functional currency of the Company is the Nigerian Naira. The Company translates its financial statements into U.S. dollars using average exchange rates for the period for statement of operations amounts and using end-of-period exchange rates for assets and liabilities. The translation adjustments are charged or credited to other comprehensive income.

The exchange rate used for conversion of Nigerian Naira to USD is presented below:

December 31, 2022
Balance Sheet	448.55
Profit and Loss	438.20

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. These estimates and assumptions take into account historical and forward-looking factors that the Company believes are reasonable. Actual results could differ significantly from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash, bank deposits, money market funds and high liquid short-term investments with insignificant interest rate risk and original maturities of three months or less.

Inventory

Inventories are stated at the lower of aggregate cost or net realizable value. If inventory costs exceed expected net realizable value, the Company records reserves for the difference between the cost and the expected net realizable value. As of December 31, 2022, the Company has only finished goods. Cost is determined for finished goods on the basis of standard cost, which approximates actual production cost (materials and indirect manufacturing costs).

TINGO FOODS PLC.
NOTES TO THE FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization is calculated by the straight-line method over their estimated useful lives. Useful lives of depreciation are as follows:

Category	Useful Life
Buildings	5 years

Revenue Recognition

The Company follows ASC 606 “Revenue from Contracts with Customers” and recognizes revenue when it transfers the control of promised goods to customers in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services.

The Company recognizes revenues at a point in time, upon delivery of the finished product to the customer.

Income Taxes

The Company accounts for income taxes using an asset and liability approach as prescribed in ASC 740-10 “Income Taxes” whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities. Deferred taxes are measured using the enacted tax rates anticipated (under applicable law as of the balance sheet date) to apply when the deferred taxes are expected to be paid or realized. Deferred tax assets and liabilities, as well as any related valuation allowance, are classified as noncurrent items on the balance sheets.

The Company evaluates the potential realization of its deferred tax assets for each jurisdiction in which the Company operates at each reporting date and establishes valuation allowances when it is more likely than not that all or a part of its deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income of the same character and in the same jurisdiction. The Company considers all available positive and negative evidence in making this assessment, including, but not limited to, the scheduled reversal of deferred tax liabilities and deferred tax assets and projected future taxable income. Due to the early stage of the Company no deferred taxes were generated.

ASC 740-10 prescribes a two-step approach for recognizing and measuring uncertain tax positions. The first step is to evaluate tax positions taken or expected to be taken in a tax return by assessing whether they are more-likely-than-not sustainable, based solely on their technical merits, upon examination and including resolution of any related appeals or litigation process. The second step is to measure the associated tax benefit of each position as the largest amount that the Company believes is more-likely-than-not realizable. Differences between the amount of tax benefits taken or expected to be taken in its income tax returns and the amount of tax benefits recognized in its financial statements, represent the Company’s unrecognized income tax benefits. The Company’s policy is to include interest and penalties related to unrecognized income tax benefits as a component of income tax expense.

Earnings per Ordinary Share

Basic earnings per share are calculated in accordance with ASC 260, “Earnings Per Share” by dividing net profit or loss (the numerator) by the weighted average number of ordinary shares outstanding during the reported period (the denominator). Diluted earnings per share are calculated, if applicable, by adjusting net profit and the weighted average number of ordinary shares, taking into effect all potential dilutive ordinary shares.

TINGO FOODS PLC.
NOTES TO THE FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Comprehensive Income (Loss)

In accordance with ASC 220 “Comprehensive Income”, comprehensive income represents the change in shareholders’ equity during a reporting period from transactions and other events and circumstances from non-owner sources. It includes all changes in equity during a reporting period except those resulting from investments by owners and distributions to owners. Other comprehensive income (“OCI”) represents gains and losses that are included in comprehensive income but excluded from net profit.

Recently issued accounting pronouncements

The Company does not believe that adoption of recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s balance sheets, statements of operations, comprehensive loss and cash flows.

NOTE 3 — INVENTORIES

Inventories are stated at the lower of cost or net realizable value, computed using the first-in, first-out method. Inventories consist of the following:

(USD in thousands)	December 31, 2022
Finished products	$201,100
$201,100

The Company did not record any inventory reserves as of December 31, 2022.

NOTE 4 — OTHER CURRENT LIABILITIES

(USD in thousands)	December 31, 2022
Income tax payable	$14,684
VAT tax payable	14,393
$29,077

The Company is liable for VAT on a total percent of 7.5% on its sales and inventory costs.

NOTE 5 — REVENUES

All of the Company’s revenues are derived from one geographic region — Nigeria.

Composition of revenue from the Company’s major customers is presenting below:

(USD in thousands)	For the period from August 11, 2022 (inception) to December 31, 2022
Customer A	$161,211
Customer B	152,748
Customer C	152,212
$466,171

TINGO FOODS PLC.
NOTES TO THE FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value data)

NOTE 6 — COMMITMENT AND CONTINGENCIE

The Company is subject to litigation arising from time to time in the ordinary course of its business. There was no open legal proceeding as of December 31, 2022.

NOTE 7 — INCOME TAX EXPENSES

A. Provision for Income Tax Expenses

For the period from August 11, 2022 (inception) to December 31, 2022
Current
Domestic	$15,031
Foreign	—
Total	$15,031
Deferred
Domestic	$—
Foreign	—
Total	$15,031

B. The Company is governed by the tax laws of the Federal Republic of Nigeria which had a corporate tax rate of 30% in the year ended December 31, 2022.

C. Since it was established, the Company does not have any tax assessments that are considered to be final.

NOTE 8 — SUBSEQUENT EVENTS

On February 9, 2023 (“Effective Date”), TINGO GROUP and MICT Fintech Ltd., an indirect wholly owned subsidiary of the Company organized under the laws of the British Virgin Islands (“MICT Fintech”), purchased from Dozy Mmobuosi 100% of the ordinary shares of Tingo Foods PLC (“Tingo Foods”) (the “Acquisition”). Mr. Mmobuosi is the majority shareholder, Chairman and Chief Executive Officer of Tingo, Inc., a Nevada corporation, which in turn is the largest shareholder in TINGO GROUP.

Given the recent timing of the transaction, the initial accounting for the transaction is incomplete at the time these financial statements were authorized for issuance. Accordingly, not all relevant disclosures are available for this transaction.

As consideration for the Acquisition, TINGO GROUP agreed to pay Mr. Mmobuosi a purchase price approximately equal to the cost value of the inventory held by Tingo Foods, to be satisfied by the issuance of a secured promissory note (“Promissory Note”) in the amount of US$204,000,000. The Promissory Note is for a term of two years with an interest rate of 5% per annum. MICT Fintech agreed to certain covenants in connection with the Promissory Note, including with regard to its ability to incur additional debt or create additional liens. The Acquisition will not result in any new issuance of the Company common stock, nor of any instruments convertible into shares of the Company.

Additionally, Tingo Foods has agreed to enter into a joint venture with Mr. Mmobuosi to construct a state-of-the-art $1.6 billion food processing facility in the Delta State of Nigeria, which is expected to multiply the size of the processing capacity and revenues of Tingo Foods, following its expected completion by the end of the first half of 2024. Mr Mmobuosi, as the owner of the land on which the food processing facility is to be located, has committed to finance the construction of the property shells, whereas Tingo Foods has agreed to undertake the fit

TINGO FOODS PLC.
NOTES TO THE FINANCIAL STATEMENTS
(In Thousands, except Share and Par Value data)

NOTE 8 — SUBSEQUENT EVENTS (cont.)

out and the installation of the mechanized equipment for the specialized operations of the food processing facility. Mr. Mmobuosi has committed to provide Tingo Foods with a long-term lease with respect to the land and property and at the same time Tingo Foods has committed to operate the food processing facility.

On February 22, 2023, Tingo Foods entered into a partnership with Evtec Energy Plc (“Evtec”), under the terms of which Evtec has agreed to construct a 110 MW net zero carbon emission solar plant, utilizing the technology of TAE Power Solutions Limited, which will provide a sustainable low-cost renewable energy source to the Tingo Foods processing facility. The $150 million cost of the solar plant is to be funded by Evtec and its financial partners, namely Credit Suisse, JP Morgan, and Roth.

During March 2023, Tingo Foods made changes to its operations and its stock handling systems, with the objective of increasing efficiency and reducing costs. As part of these changes, the Company moved to a just-in-time inventory management system, in parallel to agreeing a direct-to-customer shipping arrangement with its produce and processing suppliers, in connection with which it aims to avoid holding physical inventory. Having established a track record and relationship with its customers, and a reputation in the market, Tingo Foods has been able to implement a budgetary policy to reduce its sales and distribution costs, as part of which the sales commission it pays to agents has been reduced from 30% of sales value to a maximum of 15% of sales value, with effect from January 1, 2023.

The processing facility is part of the Nigerian government’s Special Agro-Industrial Processing Zones (SAPZ) initiative, which aims to create a network of agro-industrial hubs across the country. The plant has been designed to produce a wide range of food and beverage products, including packaged foods, snacks, and drinks. The project is managed by a team of experienced professionals with a proven track record in the food industry. Tingo Foods has also partnered with the All Farmers Association of Nigeria, together with domestic farmers and suppliers to source raw materials and create jobs for the local community and the wider country.

Annex A

SECOND AMENDED AND RESTATED
AGREEMENT AND PLAN OF MERGER

by and among

MICT, INC.,

as the Purchaser,

DARREN MERCER,
in the capacity as the Purchaser Representative,

DOZY MMOBUOSI,
in the capacity as the Seller Representative,

and

TINGO, INC.,
as the Seller

Dated as of October 6, 2022

Annex A Pages
I. MERGER	A-2
1.1. Merger	A-2
1.2. Effective Time	A-2
1.3. Effect of the Merger	A-2
1.4. Merger Consideration	A-2
1.5. Amended Company Charter	A-2
1.6. Tax Treatment	A-3
1.7. Directors and Officers of Delaware Sub	A-3
1.8. Directors and Officers of Surviving Company	A-3
1.9. Purchaser Certificate of Incorporation	A-3
1.10. Taking of Necessary Action; Further Action	A-3
1.11. Escrow	A-3
1.12. Effect of Transaction on Company Stock	A-4

II. CLOSING	A-4
2.1. Closing	A-4

III. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER ENTITIES	A-4
3.1. Organization and Standing	A-4
3.2. Authorization; Binding Agreement	A-5
3.3. Capitalization	A-5
3.4. Subsidiaries	A-6
3.5. Governmental Approvals	A-6
3.6. Non-Contravention	A-7
3.7. SEC Filings and Purchaser Financials	A-7
3.8. Absence of Certain Changes	A-8
3.9. Compliance with Laws	A-8
3.10. Purchaser Permits	A-8
3.11. Litigation	A-8
3.12. Material Contracts	A-9
3.13. Intellectual Property	A-10
3.14. Taxes and Returns	A-12
3.15. Real Property	A-12
3.16. Personal Property	A-12
3.17. Title to and Sufficiency of Assets	A-13
3.18. Employee Matters	A-13
3.19. Benefit Plans	A-14
3.20. Environmental Matters	A-15
3.21. Transactions with Related Persons	A-16
3.22. Purchaser Insurance	A-17
3.23. Top Purchaser Customers and Top Purchaser Suppliers	A-17
3.24. Certain Business Practices	A-17
3.25. Finders and Brokers	A-18
3.26. Investment Company Act	A-18
3.27. Independent Investigation	A-18
3.28. Information Supplied	A-18
3.29. Ownership of Exchange Consideration	A-18
3.30. Delaware Sub and BVI Sub Activities	A-18
3.31. No Other Representations	A-19

Annex A-i

Annex A Pages
IV. REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY	A-19
4.1. Organization and Standing	A-19
4.3. Capitalization	A-20
4.4. Subsidiaries	A-21
4.5. Governmental Approvals	A-21
4.6. Non-Contravention	A-21
4.7. SEC Filings and Company Financials	A-22
4.8. Absence of Certain Changes	A-23
4.9. Compliance with Laws	A-23
4.10. Company Permits	A-23
4.11. Litigation	A-23
4.12. Material Contracts	A-24
4.13. Intellectual Property	A-25
4.14. Taxes and Returns	A-27
4.15. Real Property	A-28
4.16. Personal Property	A-28
4.17. Title to and Sufficiency of Assets	A-29
4.18. Employee Matters	A-29
4.19. Benefit Plans	A-30
4.20. Environmental Matters	A-31
4.21. Transactions with Related Persons	A-32
4.22. Company Insurance	A-32
4.23. Top Company Customers and Top Company Suppliers	A-33
4.24 Certain Business Practices	A-33
4.25. Investment Company Act	A-33
4.26. Finders and Brokers	A-33
4.27. Independent Investigation	A-34
4.28. Information Supplied	A-34
4.29. Legacy Representations	A-34
4.30. No Other Representations	A-34

V. COVENANTS	A-35
5.1. Access and Information	A-35
5.2. Conduct of Business of the Company	A-35
5.3. Conduct of Business of the Purchaser	A-37
5.4. Annual and Interim Financial Statements	A-39
5.5. Purchaser and Company Public Filings	A-40
5.6. No Solicitation	A-40
5.7. No Trading	A-42
5.8. Notification of Certain Matters	A-42
5.9. Efforts	A-42
5.10. Tax Matters	A-44
5.11. Further Assurances	A-44
5.12. The Proxy Statement	A-44
5.13. The Seller Information Statement	A-45
5.14. Nasdaq Change of Control Application	A-46

Annex A-ii

Annex A Pages
5.15. Ownership Changes	A-47
5.16. The Purchaser Post-Closing Registration Statement	A-47
5.17. Public Announcements	A-48
5.18. Confidential Information	A-49
5.19. Post-Closing Board of Directors and Executive Officers	A-50
5.20. Indemnification of Officers and Directors; Tail Insurance	A-50
5.21. Reserved	A-51
5.22. Listing	A-51
5.23. Purchaser Lock-Up Agreements	A-51
5.24. Amended Purchaser Loan	A-51
5.25. Amended Seller SEC Reports	A-51
5.26. Delaware Sub Formation and Joinder	A-51
5.27. Company Formation and Joinder	A-51
5.28. BVI Sub Formation and Joinder	A-51
5.29. Target Contribution	A-52
5.30. Mmobuosi Beneficial Interest	A-52
5.31. Voting Agreements	A-52
5.32. Seller Budget	A-52

VI. INDEMNIFICATION	A-52
6.1. Indemnification	A-52
6.2. Limitations and General Indemnification Provisions	A-52
6.3. Indemnification Procedures	A-53
6.4. Indemnification Payments	A-54
6.5. Exclusive Remedy	A-55

VII. CLOSING CONDITIONS	A-55
7.1. Conditions of Each Party’s Obligations	A-55
7.2. Conditions to Obligations of the Seller and the Company	A-56
7.3. Conditions to Obligations of the Purchaser	A-57
7.4. Frustration of Conditions	A-58

VIII. TERMINATION AND EXPENSES	A-59
8.1. Termination	A-59
8.2. Effect of Termination	A-60
8.3. Fees and Expenses	A-60
8.4. Termination Fee	A-60

IX. MISCELLANEOUS	A-60
9.1. Survival	A-60
9.2. Non-Recourse	A-61
9.3. Notices	A-61
9.4. Binding Effect; Assignment	A-61
9.5. Third Parties	A-61
9.6. Arbitration	A-61
9.7. Governing Law; Jurisdiction	A-62
9.8. WAIVER OF JURY TRIAL	A-62
9.9. Specific Performance	A-63
9.10. Severability	A-63

Annex A-iii

Annex A Pages
9.11. Amendment	A-63
9.12. Waiver	A-63
9.13. Entire Agreement; Effect of Amendment and Restatement	A-63
9.14. Interpretation	A-63
9.15. Counterparts	A-64
9.16. Purchaser Representative	A-64
9.17. Seller Representative	A-65

X. DEFINITIONS	A-67
10.1. Certain Definitions	A-67

INDEX OF EXHIBITS

Exhibit	Description
Exhibit A-1	Form of Purchaser Support Agreement
Exhibit A-2	Form of Seller Support Agreement
Exhibit B-1	Form of Purchaser Lock-Up Agreement
Exhibit B-2	Form of Seller Lock-Up Agreement
Exhibit C-1	Form of Series A Certificate of Designation
Exhibit C-2	Form of Series B Certificate of Designation
Exhibit D	Form of Amended Delaware Sub Bylaws
Exhibit E	Form of Intercompany Loan
Exhibit F	Form of Purchaser Loan

Annex A-iv

SECOND AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

This Second Amended and Restated Agreement and Plan of Merger (this “Agreement”) is made and entered into as of October 6, 2022 by and among (i) MICT, Inc., a Delaware corporation (together with its successors, the “Purchaser”), (ii) Darren Mercer, an individual, in the capacity as the representative from and after the Effective Time (as defined below) for the stockholders of the Purchaser as of immediately prior to the Effective Time and their successors and assignees) in accordance with the terms and conditions of this Agreement (the “Purchaser Representative”), (iii) Tingo, Inc., a Nevada corporation (the “Seller”), and (iv) Dozy Mmobuosi, an individual, in the capacity as the representative for the Seller in accordance with the terms and conditions of this Agreement (the “Seller Representative”). The Purchaser, Delaware Sub (as defined below) (with respect to periods after the Delaware Sub Joinder Date (as defined below)), BVI Sub (as defined below) (with respect to periods after the BVI Sub Joinder Date (as defined below)), the Purchaser Representative, the Seller, the Seller Representative and the Company (as defined below) (with respect to periods from and after the Company Joinder Date (as defined below)) are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

RECITALS:

A. The Parties are parties to that certain Amended and Restated Agreement and Plan of Merger dated June 15, 2022 (the “Prior Agreement”);

B. The Seller, directly and indirectly through its Subsidiaries, is an agri-fintech company which empowers users to manage financial and commercial activity through software services provided on its platform;

C. The Parties contemplate that the Purchaser will form a Delaware corporation and a wholly-owned subsidiary of the Purchaser (“Delaware Sub”), which will execute the Delaware Sub Joinder (as defined below) and become a Party to this Agreement;

D. The Parties contemplate that the Seller will (a) form a British Virgin Islands company and a wholly-owned subsidiary of the Seller (the “Company”), which will execute the Company Joinder (as defined below) and become a Party to this Agreement, and (b) transfer all of the Seller’s Subsidiaries (other than the Company) to the Company;

E. The Parties contemplate that Delaware Sub will form a British Virgin Islands company and a wholly-owned subsidiary of Delaware Sub (“BVI Sub”), which will execute the BVI Sub Joinder (as defined below) and become a Party to this Agreement;

F. The Parties desire, subject to respective Conversion Approvals and Nasdaq approval, that following the transactions contemplated by this Agreement (i) the stockholders of the Seller own 75% of the Purchaser Common Stock (as defined below) as measured based on the number of shares of Purchaser Common Stock outstanding immediately prior to the Closing and (ii) the Purchaser through wholly-owned subsidiaries own 100% of the operating Subsidiaries of the Seller;

G. The Parties now desire to enter into this Agreement, which shall amend, restate and supersede in its entirety the Prior Agreement, and pursuant to which the (i) Company shall merge with and into BVI Sub, whereupon the separate corporate existence of the Company shall cease and BVI Sub shall continue as the Surviving Company (defined below), and (ii) the Seller shall receive the Merger Consideration (as defined below), all subject to the terms and conditions set forth herein (collectively, the “Merger”);

H. The boards of directors of the Purchaser and the Seller have each (i) determined that the Merger is fair, advisable and in the best interests of their respective companies, and stockholders, (ii) approved this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, and (iii) determined to recommend to their respective stockholders the approval and adoption of this Agreement and the transactions contemplated hereby, including the Merger;

I. The Seller has received a voting and support agreement in the form attached as Exhibit A-1 hereto (the “Purchaser Support Agreement”) signed by the Purchaser and by Darren Mercer.

J. The Purchaser has received voting and support agreements in the form attached as Exhibit A-1 hereto (collectively, the “Seller Support Agreements”) signed by the Seller and, respectively, TIH (as defined below), Dozy Mmobuosi, and the other Significant Seller Holders;

Annex A-1

K. The Parties intend that the Merger will qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code (as defined herein);

L. Certain capitalized terms used herein are defined in Article X hereof.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I
MERGER

1.1 Merger. At the Effective Time and subject to and upon the terms and conditions of this Agreement, BVI Sub and the Company shall consummate the Merger, pursuant to which BVI Sub shall be merged with and into the Company, following which the separate corporate existence of the Company shall cease and BVI Sub shall continue as the surviving company. BVI Sub, as the surviving company after the Merger, is hereinafter sometimes referred to as the “Surviving Company” (provided, that references to BVI Sub or the Company for periods after the Effective Time shall include the Surviving Company).

1.2 Effective Time. The Parties hereto shall cause the Merger to be consummated by (i) executing and filing the Articles of Merger containing: (x) the plan of merger, containing such information as is prescribed by Section 170(2) of the BVI Act, approved by the directors and shareholders of the Company and approved by the directors and shareholder(s) of BVI Sub, with the Registrar of Corporate Affairs of the British Virgin Islands (the “BVI Registrar”), and (ii) make any and all other filings or recordings required under the BVI Act in connection with the Merger (including the filing by BVI Sub’s registered agent of a letter confirming it has no objections to the Merger). The Merger will become effective at such time as the Articles of Merger are duly registered by the BVI Registrar, or at such other date or time as the parties hereto will agree in writing (subject to the requirements of the BVI Act) and will specify in the Articles of Merger (the time the Merger becomes effective, the being the “Effective Time”).

1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Articles of Merger and the applicable provisions of the BVI Act. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all rights, privileges, immunities, powers, objects and purposes and claims, debts, Liabilities and obligations of BVI Sub and the Company shall become the rights, privileges, immunities, powers, objects and purposes and claims, debts, Liabilities and obligations of the Surviving Company, which shall include the assumption by the Surviving Company of any and all agreements, covenants, duties and obligations of BVI Sub and the Company set forth in this Agreement to be performed after the Effective Time.

1.4 Merger Consideration. As consideration for the Merger, the Seller shall receive from the Purchaser: (i) 25,783,675 shares of Purchaser Common Stock equal to approximately 19.9% of the total issued and outstanding Purchaser Common Stock; (ii) 2,604.28 shares of Series A Preferred Stock convertible into 26,042,808 shares of Purchaser Common Stock equal to approximately 20.1% of the total issued and outstanding Purchaser Common Stock; and (iii) 46,643.83 shares of Series B Preferred Stock convertible into 466,438,345 shares of Purchaser Common Stock equal to approximately 35% of the total issued and outstanding Purchaser Common Stock (the foregoing, collectively, the “Merger Consideration”); provided, that the Merger Consideration otherwise payable to the Seller is subject to the withholding of the Escrow Shares deposited in the Escrow Account in accordance with Section 1.11, and after the Closing is subject to reduction for the indemnification obligations of the Indemnifying Parties set forth in Article VI.

1.5 Amended Delaware Sub Charter, Amended Bylaws and Budget. At the Effective Time, the certificate of incorporation of Delaware Sub, as in effect immediately prior to the Effective Time, shall be amended and restated in a form to be mutually agreed between the Purchaser and the Seller during the Interim Period (the “Amended Delaware Sub Certificate of Incorporation”), and the bylaws of Delaware Sub, as in effect immediately prior to the Effective Time, shall be amended and restated in substantially the form of Exhibit D (the “Amended Delaware Sub Bylaws”, and collectively with the Amended Delaware Sub Certificate of Incorporation, the “Amended Delaware Sub Charter”). The Amended Delaware Sub Bylaws shall provide that the board of directors of Delaware Sub shall annually establish a budget for Delaware Sub and its direct and indirect wholly-owned subsidiaries and shall hire Delaware Sub’s Chief Executive Officer described in Section 1.7 below, who shall have the authority to hire an executive team, pay operating expenses and operate the business in accordance with such budget. Such expenses as

Annex A-2

required by Delaware Sub and in accordance with such budget for fiscal years 2024 and later shall be funded from the operating proceeds of Delaware Sub and its direct and indirect wholly-owned subsidiaries and the Purchaser shall not be required to make any equity contributions to Delaware Sub in connection with its operations. Prior to Closing, the Purchaser and the Seller shall mutually determine the 2023 annual budget of Delaware Sub. The 2023 annual budget of Delaware Sub shall be funded by the Purchaser through the Intercompany Loan. Additionally, the Amended Delaware Sub Bylaws shall permit Delaware Sub to incur debt financings in the ordinary course of business.

1.6 Tax Treatment. For U.S. federal income tax purposes, the Merger is intended to constitute a “reorganization” within the meaning of Section 368 of the Code. The Parties adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

1.7 Directors and Officers of Delaware Sub. Initially, the board of directors of Delaware Sub shall be determined by the Purchaser and shall consist of the following individuals: Darren Mercer, Kenneth Denos, John Scott, John J. Brown, John May, and Peter Abbey. Dozy Mmobuosi shall serve as Chief Executive Officer of Delaware Sub pursuant to the Mmobuosi Employment Agreement, and each director and officer shall hold office in accordance with the Amended Delaware Sub Charter until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

1.8 Directors and Officers of Surviving Company. From and after the Effective Time, the board of directors and executive officers of the Surviving Company, shall be the directors and officers of BVI Sub as of immediately prior to the Effective Time. and each director and officer shall hold office in accordance with the Amended Delaware Sub Charter until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

1.9 Purchaser Certificate of Incorporation.

(a) Effective upon the Effective Time, the Purchaser shall (i) designate in a certificate of designation, in substantially the form attached as Exhibit C-1, the Series A Preferred Stock and (ii) designate in a certificate of designation, in substantially the form attached as Exhibit C-2, the Series B Preferred Stock From and after the Effective Time, the Purchaser shall invite up to two (2) representatives of the Seller to attend, in a non-voting observer capacity, all meetings of the Post-Closing Purchaser Board, provided that the Purchaser may require any such observer to execute and deliver such written undertakings to the Purchaser relating to confidentiality and other matters relating to the observer’s capacity as such as the Purchaser may reasonably request and in a form reasonably acceptable to the Purchaser and the Seller.

(b) To the extent the Purchaser, in its discretion, deems it necessary or appropriate for the purpose of facilitating compliance with Nasdaq listing requirements, the Purchaser may undertake prior to or in conjunction with the Closing or at any time when shares of the Series A Preferred Stock or Series B Preferred Stock remain outstanding, to effect a reverse stock split of the then issued and outstanding shares of Purchaser, at a ratio to be determined by the Purchaser, which shall be a Permitted Split.

1.10 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and possession to all assets, property, rights, privileges, powers and franchises of BVI Sub and the Company, the officers and directors of the Company and BVI Sub are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

1.11 Escrow.

(a) At or prior to the Closing, the Purchaser Representative, the Seller Representative and a third-party escrow agent mutually acceptable to the Purchaser and the Seller, as escrow agent (the “Escrow Agent”), shall enter into an Escrow Agreement, effective as of the Effective Time, in form and substance reasonably satisfactory to the Purchaser and the Seller (the “Escrow Agreement”), pursuant to which the Purchaser shall issue to the Escrow Agent on the Closing Date, a number of shares equal to five percent (5%) of each of the shares of (i) Purchaser Common Stock, (ii) Series A Preferred Stock, and (iii) Series B Preferred Stock to be transferred as part of the Merger Consideration (all of the foregoing, collectively, the “Escrow Amount”) (together with any equity securities paid as dividends or distributions with respect to such shares or into which such shares are

Annex A-3

exchanged or converted, the “Escrow Securities”) to be held, along with any other dividends, distributions or other income on the Escrow Shares (together with the Escrow Shares, the “Escrow Property”), in a segregated escrow account (the “Escrow Account”) and disbursed therefrom in accordance with Article VI hereof and the Escrow Agreement. The Escrow Property shall serve as the sole source of payment for the obligations of the Seller pursuant to Article VI (other than for Fraud Claims). Unless otherwise required by Law, all distributions made from the Escrow Account shall be treated by the Parties as an adjustment to the Merger Consideration received by the Seller pursuant to Article I hereof.

(b) The Escrow Property shall not be subject to any indemnification claim with respect the extent made after the date that is two (2) years after the Closing Date (the “Escrow Expiration Date”); provided, however, with respect to any indemnification claims made in accordance with Article VI hereof (including with respect to the required timing of Claim Notices) that remain unresolved at the time of the Escrow Expiration Date (“Pending Claims”), all or a portion of the Escrow Property reasonably necessary to satisfy such Pending Claims (as determined based on the amount of the indemnification claim included in the Claim Notice provided by the Purchaser Representative under Article VI and the Purchaser Share Price as of the Escrow Expiration Date) shall remain in the Escrow Account until such time as such Pending Claim shall have been finally resolved and paid pursuant to the provisions of Article VI. After the Escrow Expiration Date, any Escrow Property remaining in the Escrow Account that is not subject to Pending Claims, if any, and not subject to resolved but unpaid claims in favor of an Indemnified Party, shall be transferred by the Escrow Agent to the Seller. Promptly after the final resolution of all Pending Claims and payment of all indemnification obligations in connection therewith, the Escrow Agent shall transfer any remaining Escrow Property remaining in the Escrow Account to the Seller.

1.12 Effect of Transaction on Company Stock. At the Effective Time, by virtue of the Merger and without any action on the part of any Party or the holders of any shares of capital stock of the Seller or the Purchaser Entities (as defined below), each share of stock of the Company outstanding immediately prior to the Effective Time shall cease to exist and the shares of BVI Sub shall thereafter constitute the only outstanding shares of capital stock of the Surviving Company.

ARTICLE II
CLOSING

2.1 Closing. Subject to the satisfaction or waiver of the conditions set forth in Article VII, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Ellenoff Grossman & Schole LLP, counsel to the Purchaser, 1345 Avenue of the Americas, New York, NY 10105, on a date and at a time to be agreed upon by the Purchaser and the Seller, which date shall be no later than the second (2nd) Business Day after all the Closing conditions to this Agreement have been satisfied or waived, or at such other date, time or place (including remotely) as the Purchaser and the Seller may agree (the date and time at which the Closing is actually held being the “Closing Date”).

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER ENTITIES

Except as set forth in (i) the disclosure schedules delivered by the Purchaser and Delaware Sub to the Seller on the date hereof (the “Purchaser Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer (provided, however, that an item disclosed in any Section of the Purchaser Disclosure Schedules shall be deemed to have been disclosed with respect to all other Sections of this Article III to which the relevance of such disclosure is reasonably apparent on its face), or (ii) the Purchaser SEC Reports that are available on the SEC’s web site through EDGAR, the Purchaser, Delaware Sub, and BVI Sub (each a “Purchaser Entity” and when taken together, the “Purchaser Entities”) represent and warrant to the Seller, as of the date hereof (except in the case of BVI Sub, which represents and warrants from the BVI Sub Joinder Date) and as of the Closing, as follows:

3.1 Organization and Standing. Each of the Purchaser, Delaware Sub and BVI Sub (from the BVI Sub Joinder Date) is duly incorporated or organized (as the case may be), validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization. Each Purchaser Entity has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Purchaser Entity is duly qualified or licensed and in good standing to do business in each jurisdiction in which the

Annex A-4

character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed or in good standing can be cured without material cost or expense. Each Purchaser Entity has heretofore made available to the Seller accurate and complete copies of its Organizational Documents, as currently in effect. Each Purchaser Entity is not in violation of any provision of its Organizational Documents in any material respect.

3.2 Authorization; Binding Agreement. Each Purchaser Entity has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform each Purchaser Entity’s respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, subject to obtaining the Required Purchaser Stockholder Approval and the Conversion Approvals. The execution and delivery of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) have been duly and validly authorized by the board of directors of each Purchaser Entity, and (b) other than the Required Purchaser Stockholder Approval, no other corporate proceedings, other than as set forth elsewhere in the Agreement, on the part of any Purchaser Entity is necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. On or prior to the date of this Agreement (except in each case as it relates to BVI Sub, from the BVI Sub Joinder Date), each Purchaser Entity’s board of directors, by resolutions adopted at a meeting duly called and held or by unanimous written consent, (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to and in the best interests of each Purchaser Entity’s stockholders in accordance with the Delaware General Corporation Law (as amended, the “DGCL”) and the BVI Act, as applicable, (ii) approved and adopted this Agreement, the Merger and the other transactions contemplated by this Agreement in accordance with the DGCL and the BVI Act, as applicable, and each Purchaser Entity’s Organizational Documents, (iii) resolved to recommend that the Purchaser’s stockholders vote in favor of the approval of this Agreement, the Merger and the other Purchaser Stockholder Approval Matters in accordance with the DGCL and the BVI Act, as applicable, and the Purchaser’s Organizational Documents (the “Purchaser Recommendation”) and (iv) directed that this Agreement and the other Purchaser Stockholder Approval Matters be submitted to the Purchaser’s stockholders for their approval and adoption. This Agreement has been, and each Ancillary Document to which a Purchaser Entity is a party shall be, when delivered, duly and validly executed and delivered by the corresponding Purchaser Entity and, assuming the due authorization, execution and delivery of this Agreement and such Ancillary Documents by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the corresponding Purchaser Entity, enforceable against that Purchaser Entity in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally or by any applicable statute of limitation or by any valid defense of set-off or counterclaim, and the fact that equitable remedies or relief (including the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought (collectively, the “Enforceability Exceptions”). The Purchaser Support Agreements, when delivered by the Purchaser, will be in full force and effect.

3.3 Capitalization.

(a) The authorized shares of the Purchaser consist of (i) 250,000,000 shares of common stock with a par value of $0.001 per share (the “Purchaser Common Stock”), of which 129,566,207 shares are issued and outstanding as of the date hereof; and (ii) 5,000,000 preferred shares with a par value of $0.001 per share, of which no shares are issued and outstanding; provided that, upon the effectiveness of the Amended Purchaser Certificate of Incorporation, the authorized capital stock of the Purchaser shall be as set forth therein. The issued and outstanding Purchaser Securities as of the date of this Agreement are set forth on Schedule 3.3(a). All outstanding shares of Purchaser Common Stock are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Purchaser’s Organizational Documents or any Contract to which Purchaser is a party. All of the outstanding Purchaser Securities have been granted, offered, sold and issued in compliance with all applicable securities Laws.

(b) Prior to giving effect to the Merger, Delaware Sub is authorized to issue 1,000 shares of common stock, of which 1,000 shares are issued and outstanding, and all of which are owned by the Purchaser.

Annex A-5

(c) Except as set forth in Schedule 3.3(a) or Schedule 3.3(c), there are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive, first refusal, first offer or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights or (iii) subscriptions or other rights, agreements, arrangements, Contracts or commitments of any character (other than this Agreement and the Ancillary Documents), (A) relating to the issued or unissued shares of the Purchaser or (B) obligating Purchaser to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any options or shares or securities convertible into or exchangeable for such shares, or (C) obligating Purchaser to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such capital shares. There are no outstanding obligations of the Purchaser to repurchase, redeem or otherwise acquire any shares of the Purchaser or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. Except as set forth in Schedule 3.3(c), there are no stockholders agreements, proxies, voting trusts or other agreements or understandings to which the Purchaser is a party (or, to the Purchaser’s Knowledge, to which it is not a party) with respect to the voting of any shares of the Purchaser.

(d) All Indebtedness of the Purchaser as of the date of this Agreement is disclosed on Schedule 3.3(d). No Indebtedness of the Purchaser contains any restriction upon (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by the Purchaser or (iii) the ability of the Purchaser to grant any Lien on its properties or assets.

(e) Since the date of formation of the Purchaser, and except as contemplated by this Agreement, the Purchaser has not declared or paid any distribution or dividend in respect of its shares and has not repurchased, redeemed or otherwise acquired any of its shares, and the Purchaser’s board of directors has not authorized any of the foregoing.

3.4 Subsidiaries. Schedule 3.4 sets forth the name of each Subsidiary of the Purchaser, and with respect to each Purchaser (a) its jurisdiction of organization, (b) its authorized shares or other equity interests (if applicable), (c) the number of issued and outstanding shares or other equity interests and the record holders and beneficial owners thereof and (d) its Tax election to be treated as a corporate or a disregarded entity under the Code and any state or applicable non-U.S. Tax laws, if any. Except as otherwise described in Schedule 3.4, all of the outstanding equity securities of each Subsidiary of the Purchaser are duly authorized and validly issued, fully paid and non-assessable (if applicable), and were offered, sold and delivered in compliance with all applicable securities Laws, and owned by one or more of the Purchaser or its Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents and applicable securities Laws). There are no Contracts to which the Purchaser or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the equity interests of any Subsidiary of the Purchaser other than the Organizational Documents of any such Subsidiary. There are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary of the Purchaser is a party or which are binding upon any Subsidiary of the Purchaser providing for the issuance or redemption of any equity interests of any Subsidiary of the Purchaser. There are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary of the Purchaser. No Subsidiary of the Purchaser has any limitation, whether by Contract, Order or applicable Law, on its ability to make any distributions or dividends to its equity holders or repay any debt owed to the Purchaser or another Subsidiary of the Purchaser. Except for the equity interests of the Subsidiaries listed on Schedule 3.4, other than pursuant to this Agreement, the Purchaser does not own or have any rights to acquire, directly or indirectly, any equity interests of, or otherwise Control, any Person. None of the Purchaser or its Subsidiaries is a participant in any joint venture, partnership or similar arrangement. Except as set forth on Schedule 3.4, there are no outstanding contractual obligations of the Purchaser or its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

3.5 Governmental Approvals. Except as otherwise described in Schedule 3.5, no Consent of or with any Governmental Authority, on the part of the Purchaser is required to be obtained or made in connection with the execution, delivery or performance by the Purchaser of this Agreement and each Ancillary Document to which it is a party or the consummation by the Purchaser of the transactions contemplated hereby and thereby, other than (a) pursuant to Antitrust Laws, (b) such filings as contemplated by this Agreement, (c) any filings required with Nasdaq or the SEC with respect to the transactions contemplated by this Agreement, (d) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, and (e) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

Annex A-6

3.6 Non-Contravention. Except as otherwise described in Schedule 3.6, the execution and delivery by the Purchaser Entities of this Agreement and each Ancillary Document to which each is a party, the consummation by the Purchaser Entities of the transactions contemplated hereby and thereby, and compliance by the Purchaser Entities with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of the Organizational Documents any of the Purchaser Entities, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.5 hereof, and the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to the Purchaser Entities or any of their respective properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by any Purchaser Entity under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of any Purchaser Entity under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Purchaser Material Contract, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

3.7 SEC Filings and Purchaser Financials.

(a) Except as set forth on Schedule 3.7, the Purchaser, since January 1, 2020, has filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Purchaser with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement. Except to the extent available on the SEC’s web site through EDGAR, the Purchaser has delivered to the Seller copies in the form filed with the SEC of all of the following: (i) the Purchaser’s annual reports on Form 10-K for each fiscal year of the Purchaser beginning with the first year the Purchaser was required to file such a form, (ii) the Purchaser’s quarterly reports on Form 10-Q for each fiscal quarter that the Purchaser filed such reports to disclose its quarterly financial results in each of the fiscal years of the Purchaser referred to in clause (i) above, (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by the Purchaser with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i), (ii) and (iii) above, whether or not available through EDGAR, are, collectively, the “Purchaser SEC Reports”) and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any report referred to in clause (i) above (collectively, the “Purchaser Public Certifications”). The Purchaser SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of Purchaser SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other Purchaser SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the Purchaser Public Certifications are each true as of their respective dates of filing. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to any Purchaser SEC Reports. None of the Purchaser SEC Reports filed on or prior to the date of this Agreement is subject to ongoing SEC review or investigations as of the date of this Agreement. As used in this Section 3.7, the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC. As of the date of this Agreement, (A) the Purchaser Public Units, the Purchaser Common Stock and the Purchaser Public Warrants are listed on Nasdaq, (B) the Purchaser has not received any written deficiency notice from Nasdaq relating to the continued listing requirements of such Purchaser Securities, (C) there are no Actions pending or threatened in writing against the Purchaser by the Financial Industry Regulatory Authority with respect to any intention by such entity to suspend, prohibit or terminate the quoting of such Purchaser Securities on Nasdaq and (D) such Purchaser Securities are in compliance with all of the applicable corporate governance rules of Nasdaq.

Annex A-7

(b) The financial statements and notes of the Purchaser contained or incorporated by reference in the Purchaser SEC Reports (the “Purchaser Financials”), fairly present in all material respects the financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Purchaser at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved; (ii) contain and reflect all necessary adjustments and accruals for a fair representations of the Purchaser’s financial condition as of their dates; (iii) contain and reflect adequate provisions for all material Liabilities for all material Taxes applicable to the Purchaser with respect to the periods then ended; and (iv) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable, which are not expected to be material in amount).

(c) The Purchaser is not subject to any Liabilities required to be reflected on a balance sheet prepared in accordance with GAAP, except for those that are either (i) adequately reflected or reserved on or provided for in the Purchaser Financials or (ii) not material and that were incurred since the most recent Purchaser Financials in the ordinary course of business consistent with past practice (other than Liabilities for breach of any Contract or violation of any law).

3.8 Absence of Certain Changes. Except as set forth on Schedule 3.8, since January 1, 2022, the Purchaser has (a) conducted its business in all material respects in the ordinary course of business consistent with past practice, (b) not been subject to a Material Adverse Effect and (c) has not taken any action or committed or agreed to take any action that would be prohibited by Section 5.3(b) (without giving effect to Schedule 5.3) if such action were taken on or after the date hereof without the consent of the Seller.

3.9 Compliance with Laws. The Purchaser is not and has not been in material conflict or material non-compliance with, or in material default or violation of, nor has the Purchaser received, since January 1, 2017, any written or, to the Knowledge of the Purchaser, oral notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected.

3.10 Purchaser Permits. The Purchaser and its Subsidiaries (and their employees who are legally required to be licensed by a Governmental Authority in order to perform his or her duties with respect to his or her employment with the Purchaser or any Subsidiary) hold all Permits necessary to lawfully conduct in all material respects its business as presently conducted, and to own, lease and operate its assets and properties (collectively, the “Purchaser Permits”). The Purchaser has made available to the Seller true, correct and complete copies of all material Purchaser Permits, all of which material Purchaser Permits are listed on Schedule 3.10. All of the Purchaser Permits are in full force and effect, and no suspension or cancellation of any of the Purchaser Permits is pending or threatened in writing, and none of the Purchaser Permits will be terminated or impaired or become terminable as a result of the transactions contemplated hereby. Neither the Purchaser nor any Subsidiary is in violation in any material respect of the terms of any Purchaser Permit, and neither the Purchaser nor its Subsidiaries have received any written notice of any Actions relating to the revocation or modification of any Purchaser Permit.

3.11 Litigation. Except as described on Schedule 3.11, there is no (a) Action of any nature currently pending or, to the Purchaser’s Knowledge, threatened, nor is there any reasonable basis for any Action to be made (and no such Action has been brought or, to the Purchaser’s Knowledge, threatened in the past five (5) years); or (b) Order now pending or outstanding or that was rendered by a Governmental Authority in the past five (5) years, in either case of (a) or (b) by or against the Purchaser or any Subsidiary, its current or former directors, officers or equity holders (provided, that any litigation involving the directors, officers or equity holders of the Purchaser or a Subsidiary must be related to the Purchaser’s or Subsidiary’s business, equity securities or assets), its business, equity securities or assets. The items listed on Schedule 3.11, if finally determined adversely to the Purchaser or any Subsidiary, will not have, either individually or in the aggregate, a Material Adverse Effect upon the Purchaser or any Subsidiary. In the past five (5) years, none of the current or former officers, senior management or directors of the Purchaser or any Subsidiary have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud.

Annex A-8

3.12 Material Contracts.

(a) Schedule 3.12 sets forth a true, correct and complete list of, and the Purchaser has made available to the Seller, true, correct and complete copies of, each Contract to which any Purchaser Entity is a party or by which any Purchaser Entity, or any of its properties or assets are bound or affected (each Contract required to be set forth on Schedule 3.12, a “Purchaser Material Contract”) that:

(i) contains covenants that limit the ability of the Purchaser or any Subsidiary (A) to compete in any line of business or with any Person or in any geographic area or to sell, or provide any service or product or solicit any Person, including any non-competition covenants, employee and customer non-solicit covenants, exclusivity restrictions, rights of first refusal or most-favored pricing clauses or (B) to purchase or acquire an interest in any other Person;

(ii) involves any joint venture, profit-sharing, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture;

(iii) involves any exchange traded, over the counter or other swap, cap, floor, collar, futures contract, forward contract, option or other derivative financial instrument or Contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including currencies, interest rates, foreign currency and indices;

(iv) evidences Indebtedness (whether incurred, assumed, guaranteed or secured by any asset) of the Purchaser or any Subsidiary having an outstanding principal amount in excess of $200,000;

(v) involves the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets with an aggregate value in excess of $200,000 (other than in the ordinary course of business consistent with past practice) or shares or other equity interests of the Purchaser or any Subsidiary or another Person;

(vi) relates to any merger, consolidation or other business combination with any other Person or the acquisition or disposition of any other entity or its business or material assets or the sale of the Purchaser or any Subsidiary or their business or material assets;

(vii) by its terms, individually or with all related Contracts, calls for aggregate payments or receipts by the Purchaser and its Subsidiaries under such Contract or Contracts of at least $200,000 per year or $500,000 in the aggregate;

(viii) obligates the Purchaser and its Subsidiaries to provide continuing indemnification or a guarantee of obligations of a third party after the date hereof in excess of $200,000;

(ix) is between the Purchaser or any Subsidiary and any directors, officers or employees of the Purchaser or any Subsidiary (other than at-will employment arrangements with employees entered into in the ordinary course of business consistent with past practice), including all non-competition, severance and indemnification agreements, or any Purchaser Related Person;

(x) obligates the Purchaser and its Subsidiaries to make any capital commitment or expenditure in excess of $200,000 (including pursuant to any joint venture);

(xi) relates to a material settlement entered into within three (3) years prior to the date of this Agreement or under which the Purchaser or any Subsidiary has outstanding obligations (other than customary confidentiality obligations);

(xii) provides another Person (other than a Subsidiary of the Purchaser, or any manager, director or officer of the Purchaser or any Subsidiary) with a power of attorney;

(xiii) relates to the development, ownership, licensing or use of any material Intellectual Property by, to or from the Purchaser or any Subsidiary, other than Off-the-Shelf Software;

Annex A-9

(xiv) that will be required to be filed with the Registration Statement under applicable SEC requirements or would otherwise be required to be filed by the Seller as an exhibit for a Form S-1 pursuant to Items 601(b)(1), (2), (4), (9) or (10) of Regulation S-K under the Securities Act as if the Purchaser was the registrant; or

(xv) is otherwise material to the Purchaser and its Subsdiaries and outside of the ordinary course of business and not described in clauses (i) through (xv) above.

(b) Except as disclosed in Schedule 3.12(b), with respect to each Purchaser Material Contract: (i) such Purchaser Material Contract is valid and binding and enforceable in all material respects against the Purchaser or any Subsidiary party thereto and, to the Knowledge of the Purchaser, each other party thereto, and is in full force and effect (except, in each case, as such enforcement may be limited by the Enforceability Exceptions); (ii) the consummation of the transactions contemplated by this Agreement will not affect the validity or enforceability of any Purchaser Material Contract in any material respect; (iii) neither the Purchaser nor any Subsidiary is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute a material breach or default by the Purchaser or any Subsidiary, or permit termination or acceleration by the other party thereto, under such Purchaser Material Contract; (iv) to the Knowledge of the Purchaser, no other party to such Purchaser Material Contract is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a material breach or default by such other party, or permit termination or acceleration by the Purchaser or any Subsidiary, under such Purchaser Material Contract; (v) neither the Purchaser nor any Subsidiary has received written notice of an intention by any party to any such Purchaser Material Contract that provides for a continuing obligation by any party thereto to terminate such Purchaser Material Contract or amend the terms thereof, other than modifications in the ordinary course of business that do not adversely affect the Purchaser or any Subsidiary in any material respect; and (vi) neither the Purchaser nor any Subsidiary has waived any material rights under any such Purchaser Material Contract.

3.13 Intellectual Property.

(i) Schedule 3.13(a) sets forth: (i) all U.S. and foreign registered Patents, Trademarks, Copyrights and Internet Assets and applications owned by ab Purchaser or otherwise used or held for use by the Purchaser in which Purchaser is the owner, applicant or assignee (“Purchaser Registered IP”), specifying as to each item, as applicable: (A) the nature of the item, including the title, (B) the owner of the item, (C) the jurisdictions in which the item is issued or registered or in which an application for issuance or registration has been filed and (D) the issuance, registration or application numbers and dates; and (ii) all material unregistered Intellectual Property owned or purported to be owned by the Purchaser. Schedule 3.13(a)(ii) sets forth all Intellectual Property licenses, sublicenses and other agreements or permissions (“Purchaser IP Licenses”) (other than “shrink wrap,” “click wrap,” and “off the shelf” software agreements and other agreements for Software commercially available on reasonable terms to the public generally with license, maintenance, support and other fees of less than $50,000 per year (collectively, “Off-the-Shelf Software”), which are not required to be listed, although such licenses are “Purchaser IP Licenses” as that term is used herein), under which the Purchaser is a licensee or otherwise is authorized to use or practice any Intellectual Property, and such Purchaser IP Licenses describe all such Intellectual Property licenses under such Purchaser IP Licenses. The Purchaser owns, free and clear of all Liens (other than Permitted Liens), has valid and enforceable rights in, and has the unrestricted right to use, sell, license, transfer or assign, all Intellectual Property currently used, licensed or held for use by the Purchaser, except for the Intellectual Property that is the subject of the Purchaser IP Licenses. To the Knowledge of the Purchaser, no item of Purchaser Registered IP that consists of a pending Patent application fails to identify all pertinent inventors, and for each Patent and Patent application in the Purchaser Registered IP, the Purchaser has obtained valid assignments of inventions from each inventor and have been prepared without material defects in form or substance and are being prosecuted diligently in accordance with all duty of disclosure obligations. To the Knowledge of the Purchaser, all other Purchaser Registered IP and material unregistered Intellectual Property owned or purported to be owned by the Purchaser is valid and enforceable. Except as set forth on Schedule 3.13(a)(iii), all Purchaser Registered IP is owned exclusively by the Purchaser without obligation to pay royalties, licensing fees or other fees, or otherwise account to any third party with respect to such Purchaser Registered IP, and the Purchaser has recorded assignments of all Purchaser Registered IP.

(b) Purchaser has a valid and enforceable license to use all Intellectual Property that is the subject of the Purchaser IP Licenses. To the Knowledge of the Purchaser, the Purchaser IP Licenses include all of the licenses, sublicenses and other agreements or permissions necessary to operate the business of the Purchaser as presently conducted. The Purchaser has performed all obligations imposed on it in the Purchaser IP Licenses, has made all

Annex A-10

payments required to date, and the Purchaser is not, nor is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder. The continued use by the Purchaser of the Intellectual Property that is the subject of the Purchaser IP Licenses in the same manner that it is currently being used is not restricted by any applicable license of the Purchaser other than by any applicable terms regarding term and renewal of such licenses. All registrations for Copyrights, Patents, Trademarks and Internet Assets that are owned by or exclusively licensed to Purchaser are valid, in force and in good standing with all required fees and maintenance fees having been paid with no Actions pending, and all current applications to register any Copyrights, Patents and Trademarks are pending and in good standing, and being diligently prosecuted, all without challenge of any kind other than office actions or similar administrative refusals in the ordinary course of seeking governmental recognition of such rights. The Purchaser is not party to any Contract that requires the Purchaser to assign to any Person all of its rights in any Intellectual Property developed by the Purchaser under such Contract.

(c) Schedule 3.13(c) sets forth all licenses, sublicenses and other agreements or permissions under which Purchaser is the licensor (each, an “Purchaser Outbound IP License”). The Purchaser has performed all obligations imposed on it in the Purchaser Outbound IP Licenses, and the Purchaser is not, nor, to the Knowledge of the Purchaser, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder.

(d) No Action is pending or threatened in writing against Purchaser that challenges the validity, enforceability, ownership, or right to use, sell, license or sublicense, or that otherwise relates to, any Intellectual Property currently owned by or licensed to the Purchaser, nor, to the Knowledge of the Purchaser, is there any reasonable basis for any such Action. The Purchaser has not received any written notice or claim asserting or suggesting that any infringement, misappropriation, violation, dilution or unauthorized use of the Intellectual Property of any other Person is or may be occurring or has or may have occurred, as a consequence of the business activities of the Purchaser, nor to the Knowledge of the Purchaser is there a reasonable basis therefor. There are no Orders to which Purchaser is a party or its otherwise bound that (i) restrict the rights of the Purchaser to use, transfer, license or enforce any Intellectual Property owned by the Purchaser, (ii) restrict the conduct of the business of the Purchaser in order to accommodate a third Person’s Intellectual Property, or (iii) other than any applicable Purchaser Outbound IP Licenses, grant any third Person any right with respect to any Intellectual Property owned by the Purchaser. To the Knowledge of the Purchaser, the Purchaser is not currently nor will be infringing, or has, in the past, infringed, misappropriated or violated any Intellectual Property of any other Person in connection with operating the business of the Purchaser as presently conducted or contemplated to be conducted or in connection with the ownership, use or license of any Intellectual Property owned or purported to be owned by the Purchaser or, to the Knowledge of the Purchaser, otherwise in connection with the conduct of the respective businesses of the Purchaser. To the Purchaser’s Knowledge, no third party is currently, or in the past five (5) years has been, infringing upon, misappropriating or otherwise violating any Intellectual Property owned, licensed by, licensed to, or otherwise used or held for use by the Purchaser in any material respect.

(e) Except as set forth on Schedule 3.13(e), all officers, directors, employees and independent contractors of the Purchaser (and each of their respective Affiliates) are obligated to assign and have assigned to the Purchaser all Intellectual Property arising from the services performed for Purchaser by such Persons and all such assignments of Purchaser Registered IP have been recorded. No current or former officers, employees or independent contractors of the Purchaser have claimed any ownership interest in any Intellectual Property owned by the Purchaser. To the Knowledge of the Purchaser, there has been no violation of the Purchaser’s policies or practices related to protection of the Purchaser or any confidentiality or nondisclosure Contract relating to the Intellectual Property owned by the Purchaser. The Purchaser has made available to the Seller true and complete copies of all written Contracts referenced in subsections under which employees and independent contractors assigned their Intellectual Property to Purchaser. To the Purchaser’s Knowledge, none of the employees of Purchaser is obligated under any Contract, or subject to any Order, that would materially interfere with the use of such employee’s best efforts to promote the interests of the Purchaser, or that would materially conflict with the business of Purchaser as presently conducted or contemplated to be conducted. The Purchaser has taken reasonable security measures in order to protect the secrecy, confidentiality and value of the material Purchaser IP.

(f) To the Knowledge of the Purchaser, no Person has obtained unauthorized access to material third party information and data (including personally identifiable information) in the possession of Purchaser, nor has there been any other material compromise of the security, confidentiality or integrity of such information or data, and

Annex A-11

no written complaint relating to an improper use or disclosure of, or a breach in the security of, any such information or data has been received by the Purchaser. The Purchaser has complied in all material respects with all applicable Laws and Contract requirements relating to privacy, personal data protection, and the collection, processing and use of personal information and its own privacy policies and guidelines. The operation of the business of the Purchaser has not and does not violate any right to privacy or publicity of any third person, or constitute unfair competition or trade practices under applicable Law.

(g) The consummation of any of the transactions contemplated by this Agreement will not result in the material breach, material modification, material cancellation, material termination, material suspension of, or material acceleration of any payments with respect to, or release of source code because of (i) any Contract providing for the license or other use of Intellectual Property owned by the Purchaser, or (ii) any Purchaser IP License.

3.14 Taxes and Returns.

(a) The Purchaser has timely filed, or caused to be timely filed, all material Tax Returns required to be filed by it, which such Tax Returns are accurate and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Purchaser Financials have been established in accordance with GAAP. Schedule 3.14(a) sets forth each jurisdiction where the Purchaser files or is required to file a Tax Return. There are no audits, examinations, investigations or other proceedings pending against the Purchaser in respect of any Tax, and the Purchaser has not been notified in writing of any proposed Tax claims or assessments against the Purchaser (other than, in each case, claims or assessments for which adequate reserves in the Purchaser Financials have been established in accordance with GAAP or are immaterial in amount). There are no Liens with respect to any Taxes upon any of the Purchaser’s assets, other than Permitted Liens. The Purchaser has no outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by the Purchaser for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(b) Since the date of its formation, the Purchaser has not (i) changed any Tax accounting methods, policies or procedures except as required by a change in Law, (ii) made, revoked, or amended any material Tax election, (iii) filed any amended Tax Returns or claim for refund or (iv) entered into any closing agreement affecting or otherwise settled or compromised any material Tax Liability or refund.

3.15 Real Property. Schedule 3.15 contains a complete and accurate list of all premises currently leased or subleased or otherwise used or occupied by the Purchaser or any Subsidiary for the operation of its business, and of all current leases, lease guarantees, agreements and documents related thereto, including all amendments, terminations and modifications thereof or waivers thereto (collectively, the “Purchaser Real Property Leases”), as well as the current annual rent and term under each Purchaser Real Property Lease. The Purchaser has provided to the Seller a true and complete copy of each of the Purchaser Real Property Leases. The Purchaser Real Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect (except, in each case, as such enforcement may be limited by Enforcement Exceptions). To the Knowledge of the Purchaser, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of the Purchaser or any other party under any of the Purchaser Real Property Leases, and neither the Purchaser nor any Subsidiary has received notice of any such condition. Neither the Purchaser nor any Subsidiary owns or has ever owned any real property or any interest in real property (other than the leasehold interests in the Purchaser Real Property Leases).

3.16 Personal Property. Each item of Personal Property which is currently owned, used or leased by the Purchaser or any Subsidiary with a book value or fair market value of greater than $50,000 is set forth on Schedule 3.16, along with, to the extent applicable, a list of lease agreements, lease guarantees, security agreements and other agreements related thereto, including all amendments, terminations and modifications thereof or waivers thereto (“Purchaser Personal Property Leases”). Except as set forth in Schedule 3.16, all such items of Personal Property are in good operating condition and repair (reasonable wear and tear excepted consistent with the age of such items) in all material respects, and are suitable for their intended use in the business of the Purchaser and its Subsidiaries. The operation of the Purchaser’s and its Subsidiaries’ business as it is now conducted or presently proposed to be conducted is not dependent upon the right to use the Personal Property of Persons other than the Purchaser and its Subsidiaries, except for such Personal Property that is owned, leased or licensed by or otherwise

Annex A-12

contracted to the Purchaser and its Subsidiaries. The Purchaser has provided to the Seller a true and complete copy of each of the Purchaser Personal Property Leases. The Purchaser Personal Property Leases are valid, binding and enforceable in accordance with their terms (except, in each case, as such enforcement may be limited by Enforcement Exceptions) and are in full force and effect in all material respects. To the Knowledge of the Purchaser, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of the Purchaser, any of its Subsidiaries or any other party under any of the Purchaser Personal Property Leases, and neither the Purchaser nor any Subsidiary has received notice of any such condition.

3.17 Title to and Sufficiency of Assets. The Purchaser and each Subsidiary has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests, (c) Liens specifically identified on the balance sheet as of March 31, 2022 and (d) Liens set forth on Schedule 3.17. The assets (including Intellectual Property rights and contractual rights) of the Purchaser constitute all of the material assets, rights and properties that are currently used in the operation of the businesses of the Purchaser as it is now conducted or that are used or held by the Purchaser for use in the operation of the business of the Purchaser, and taken together, are adequate and sufficient for the operation of the business of the Purchaser as currently conducted.

3.18 Employee Matters.

(i) Neither the Purchaser nor any Subsidiary is a party to any collective bargaining agreement or other Contract covering any group of employees, labor organization or other representative of any of the employees of the Purchaser or any Subsidiary, and the Purchaser has no Knowledge of any activities or proceedings of any labor union or other party to organize or represent such employees. There has not occurred or, to the Knowledge of the Purchaser, been threatened any strike, slow-down, picketing, work-stoppage, or other similar labor activity with respect to any such employees. Schedule 3.18(a) sets forth all unresolved labor controversies (including unresolved grievances and age or other discrimination claims), if any, that are pending or threatened in writing between the Purchaser or any Subsidiary and Persons employed by or providing services as independent contractors to the Purchaser or any Subsidiary. No current officer or key employee of the Purchaser or any Subsidiary has provided the Purchaser or any Subsidiary written notice of his or her plan to terminate his or her employment with the Purchaser or any Subsidiary. No material employee layoff, facility closure or shutdown (whether voluntary or by Law or Order), reduction-in-force, furlough, temporary layoff, material work schedule change or reduction in hours, salary or wages, or other workforce changes affecting Purchaser Entity employees has occurred since January 1, 2020, or is currently contemplated, planned or announced, including as a result of COVID-19 or any COVID-19 Measures. Since January 1, 2020, neither the Purchaser nor any Subsidiary has implemented any plant closing or employee layoffs that would trigger notice obligations under the WARN Act.

(b) The Purchaser and each Subsidiary thereof (i) is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, health and safety and wages and hours, and other Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and has not received written notice that there is any pending Action involving unfair labor practices against the Purchaser or any Subsidiary, (ii) is not liable for any material past due arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) is not liable for any material payment to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business and consistent with past practice). There are no Actions pending or threatened in writing against the Purchaser or a Subsidiary brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(c) The Purchaser has provided the Seller with a complete and accurate list as of the date hereof of all employees of the Purchaser Entities showing for each as of such date (i) the employee’s name, job title or description, employer, location, salary level (including any bonus, commission, deferred compensation or other

Annex A-13

remuneration payable (other than any such arrangements under which payments are at the discretion of the Purchaser or its Subsidiaries)), and (ii) any wages, salary, bonus, commission or other compensation due and owing to each employee during or for the fiscal year ending December 31, 2021. Except as set forth on Schedule 3.18(c), (A) no employee is a party to a written employment Contract with the Purchaser or any Subsidiary and each is employed “at will”, and (B) the Purchaser and its Subsidiaries have paid in full to all their employees all wages, salaries, commission, bonuses and other compensation due to their employees, including overtime compensation, and neither the Purchaser nor any Subsidiary has any obligation or Liability (whether or not contingent) with respect to severance payments to any such employees under the terms of any written agreement, or commitment or any applicable Law, custom, trade or practice. Except as set forth in Schedule 3.18(c), each employee of the Purchaser and its Subsidiaries has entered into the Purchaser’s standard form of employee non-disclosure, inventions and restrictive covenants agreement with the Purchaser or a Subsidiary (whether pursuant to a separate agreement or incorporated as part of such employee’s overall employment agreement), a copy of which has been made available to the Seller by the Purchaser.

(d) Schedule 3.18(d) contains a list of all independent contractors (including consultants) currently engaged by the Purchaser or a Subsidiary, along with the position, the entity engaging such Person, date of retention and rate of remuneration for each such Person. Except as set forth on Schedule 3.18(d), all of such independent contractors are a party to a written Contract with the Purchaser or a Subsidiary. Except as set forth on Schedule 3.18(d), each such independent contractor has entered into customary covenants regarding confidentiality, non-solicitation and assignment of inventions and copyrights in such Person’s agreement with the Purchaser or a Subsidiary, a copy of which has been provided to the Seller by the Purchaser. For the purposes of applicable Law, including the Code, all independent contractors who are currently, or within the past six (6) years, have been, engaged by the Purchaser or a Subsidiary are bona fide independent contractors and not employees of the Purchaser or a Subsidiary. Each independent contractor is terminable on fewer than thirty (30) days’ notice, without any obligation of the Purchaser or any Subsidiary to pay a material amount in severance or a termination fee.

3.19 Benefit Plans.

(i) Set forth on Schedule 3.19(a) is a true and complete list of each material Benefit Plan of the Purchaser and its Subsidiaries (each, a “Purchaser Benefit Plan”). With respect to each Purchaser Benefit Plan, there are no funded benefit obligations for which contributions have not been materially made or properly accrued and there are no material unfunded benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP on the Purchaser Financials. Except as set forth on Schedule 3.19(a), neither the Purchaser nor any Subsidiary or has in the past been a member of a “controlled group” for purposes of Section 414(b), (c), (m) or (o) of the Code other than with the Purchaser or another Subsidiary, nor does the Purchaser or any Subsidiary have any Liability with respect to any collectively-bargained for plans, whether or not subject to the provisions of ERISA.

(ii) Each Purchaser Benefit Plan in all material respects is and has been operated in compliance with all applicable Laws in all material respects, including ERISA and the Code. Each Purchaser Benefit Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code (i) has been determined by the IRS to be so qualified (or is based on a prototype plan which has received a favorable opinion letter) during the period from its adoption to the date of this Agreement and (ii) is funded through a trust exempt from taxation under Section 501(a) of the Code. To the Knowledge of the Purchaser, no fact exists which could adversely affect the qualified status of such Purchaser Benefit Plans or the exempt status of such trusts.

(iii) With respect to each Purchaser Benefit Plan, the Purchaser has made available to the Seller accurate and complete copies, if applicable, of: (i) all Purchaser Benefit Plan documents and agreements and related trust agreements or annuity Contracts (including any amendments, modifications or supplements thereto); (ii) all summary plan descriptions and material modifications thereto; (iii) the three (3) most recent Forms 5500, if applicable, and annual report, including all schedules thereto; (iv) the most recent annual and periodic accounting of plan assets; (v) the three (3) most recent nondiscrimination testing reports; (vi) the most recent determination letter received from the IRS, if any; (vii) the most recent actuarial valuation; and (viii) all material written communications between the Purchaser or any Subsidiary or any Purchaser Benefit Plan and any Governmental Authority and relating to a Purchaser Benefit Plan within six (6) years preceding the date of this Agreement.

Annex A-14

(iv) With respect to each Purchaser Benefit Plan: (i) such Purchaser Benefit Plan has been administered and enforced in all material respects in accordance with its terms, the Code and ERISA; (ii) neither the Purchaser nor any Subsidiary nor any employee, officer or director thereof that is a fiduciary (under ERISA) with respect to such Purchaser Benefit Plan has breached any of its fiduciary responsibilities, obligations or duties imposed on it by ERISA; (iii) no Action is pending or threatened in writing (other than routine claims for benefits arising in the ordinary course of administration); (iv) nothing has occurred with respect to any Purchaser Benefit Plan that has subjected the Purchaser or any Subsidiary to any material penalty under Section 502 of ERISA or Section 4975 of the Code; and (v) all contributions and premiums due through the Closing Date have been made in all material respects as required under ERISA or have been fully accrued in all material respects on the Purchaser Financials.

(v) No Purchaser Benefit Plan is, and neither the Purchaser or any Subsidiary or any of their respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or otherwise has or could reasonably be expected to have any current or contingent Liability under or with respect to, a “defined benefit plan” (as defined in Section 414(j) of the Code), a “multiemployer plan” (as defined in Section 3(37) of ERISA) or a “multiple employer plan” (as described in Section 413(c) of the Code) or is otherwise subject to Title IV of ERISA or Section 412 of the Code. To the Purchaser’s Knowledge, no Purchaser Benefit Plan will become a multiple employer plan with respect to any Purchaser Entity immediately after the Closing Date. Neither the Purchaser nor any Subsidiary currently maintains or has ever maintained, or is required currently or has ever been required to contribute to or otherwise participate in, a multiple employer welfare arrangement or voluntary employees’ beneficiary association as defined in Section 501(c)(9) of the Code. For purposes of this Agreement, “ERISA Affiliate” means, with respect to any Person, any Person or entity (whether or not incorporated) that is under common control or treated as one employer under Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code.

(vi) There is no arrangement under any Purchaser Benefit Plan with respect to any employee that would result in the payment of any amount that by operation of Sections 280G or 162(m) of the Code would not be deductible by the Purchaser Entities and no arrangement exists pursuant to which the Purchaser or any Subsidiary will be required to “gross up” or otherwise compensate any person because of the imposition of any excise tax on a payment to such person.

(vii) With respect to each Purchaser Benefit Plan which is a “welfare plan” (as described in Section 3(1) of ERISA): (i) no such plan provides medical or death benefits with respect to current or former employees of the Purchaser or any Subsidiary beyond their termination of employment (other than coverage mandated by Law, which is paid solely by such employees); and (ii) there are no reserves, assets, surplus or prepaid premiums under any such plan. The Purchaser and each Subsidiary has complied with the provisions of Section 601 et seq. of ERISA and Section 4980B of the Code.

(viii) Except as set forth on Schedule 3.19(h), the consummation of the transactions contemplated by this Agreement and the Ancillary Documents will not: (i) entitle any individual to severance pay, unemployment compensation or other benefits or compensation; or (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due, or in respect of, any individual. Neither the Purchaser nor any Subsidiary has incurred any Liability for any Tax imposed under Chapter 43 of the Code or civil liability under Section 502(i) or (l) of ERISA.

(ix) Each Purchaser Benefit Plan that constitutes, in any part, a “nonqualified deferred compensation plan” (as defined in Section 409A of the Code) is listed on Schedule 3.19(i) and has been, in all material respects, in documentary and operational compliance with Section 409A of the Code and all applicable IRS guidance promulgated thereunder. There is no Contract or plan to which the Purchaser or any Subsidiary is a party or by which it is bound to compensate any employee, consultant or director for penalty taxes incurred pursuant to Section 409A of the Code.

3.20 Environmental Matters. Except as set forth in Schedule 3.20:

(a) Each of the Purchaser and its Subsidiaries is and has been in compliance in all material respects with all applicable Environmental Laws, including obtaining, maintaining in good standing, and complying in all material respects with all Permits required for its business and operations by Environmental Laws (“Environmental Permits”), no Action is pending or threatened in writing to revoke, modify, or terminate any such Environmental

Annex A-15

Permit, and, to the Purchaser’s Knowledge, no facts, circumstances, or conditions currently exist that could adversely affect such continued compliance in all material respects with Environmental Laws and Environmental Permits or require capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

(b) Neither the Purchaser nor any of its Subsidiaries is the subject of any outstanding Order or Contract with any Governmental Authority or other Person in respect of any (i) Environmental Laws, (ii) Remedial Action, or (iii) Release or threatened Release of a Hazardous Material. Neither the Purchaser nor any Subsidiary has assumed, contractually or by operation of Law, any Liabilities or obligations under any Environmental Laws.

(c) No Action has been made or is pending or threatened in writing against the Purchaser or any Subsidiary or any assets of the Purchaser or any Subsidiary alleging either or both that the Purchaser or any Subsidiary may be in material violation of any Environmental Law or Environmental Permit or may have any material Liability under any Environmental Law.

(d) Neither the Purchaser nor any Subsidiary has manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, generated, handled or Released any Hazardous Material, or owned or operated any property or facility, in a manner that has given or would reasonably be expected to give rise to any material Liability or material obligation under applicable Environmental Laws. No fact, circumstance, or condition exists in respect of the Purchaser or any Subsidiary or any property currently or formerly owned, operated, or leased by the Purchaser or any Subsidiary or any property to which a Purchaser Entity arranged for the disposal or treatment of Hazardous Materials that would reasonably be expected to result in the Purchaser or any Subsidiary incurring any material Environmental Liabilities.

(e) There is no investigation of the business, operations, or currently owned, operated, or leased property of the Purchaser or any Subsidiary or, to the Purchaser’s Knowledge, previously owned, operated, or leased property of the Purchaser or any Subsidiary pending or threatened in writing that would lead to the imposition of any Liens under any Environmental Law or material Environmental Liabilities.

(f) To the Knowledge of the Purchaser, there is not located at any of the properties of the Purchaser or any Subsidiary any (i) underground storage tanks, (ii) asbestos-containing material, or (iii) equipment containing polychlorinated biphenyls.

(g) The Purchaser has provided to the Seller all environmentally related site assessments, audits, studies, reports, analysis and results of investigations that have been performed in respect of the currently or previously owned, leased, or operated properties of the Purchaser or any Subsidiary.

3.21 Transactions with Related Persons. Except as set forth on Schedule 3.21, neither Purchaser nor its Subsidiaries, nor, with respect of the foregoing, any of its officers, directors, managers, employees, trustee or beneficiary of Purchaser or any of its Affiliates, nor any immediate family member of any of the foregoing (whether directly or indirectly through an Affiliate of such Person) (each of the foregoing, a “Purchaser Related Person”) is presently, or in the past three (3) years, has been, a party to any transaction with Purchaser, including any Contract or other arrangement (a) providing for the furnishing of services by (other than as officers, directors or employees of the Purchaser), (b) providing for the rental of real property or Personal Property from or (c) otherwise requiring payments to (other than for services or expenses as directors, officers or employees of the Purchaser in the ordinary course of business consistent with past practice) any Purchaser Related Person or any Person in which any Purchaser Related Person has an interest as an owner, officer, manager, director, trustee or partner or in which any Purchaser Related Person has any direct or indirect interest (other than the ownership of securities representing no more than two percent (2%) of the outstanding voting power or economic interest of a publicly traded company). Except as set forth on Schedule 3.21, neither the Purchaser nor any Subsidiary has outstanding any Contract or other arrangement or commitment with any Purchaser Related Person, and no Purchaser Related Person owns any real property or Personal Property, or right, tangible or intangible (including Intellectual Property) which is used in the business of Purchaser. The assets of the Purchaser do not include any receivable or other obligation from a Purchaser Related Person, and the liabilities of the Purchaser do not include any payable or other obligation or commitment to any Purchaser Related Person.

Annex A-16

3.22 Purchaser Insurance.

(a) Schedule 3.22(a) lists all insurance policies (by policy number, insurer, coverage period, coverage amount, annual premium and type of policy) held by the Purchaser or any of its Subsidiaries relating to the Purchaser or its Subsidiaries or their respective businesses, properties, assets, directors, officers and employees, copies of which have been provided to the Seller. All premiums due and payable under all such insurance policies have been timely paid and the Purchaser and it Subsidiaries are otherwise in material compliance with the terms of such insurance policies. Each such insurance policy (i) is legal, valid, binding, enforceable and in full force and effect and (ii) will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the Closing. Neither the Purchaser nor any Subsidiary has any self-insurance or co-insurance programs. Since January 1, 2020, neither the Purchaser nor any Subsidiary has received any notice from, or on behalf of, any insurance carrier relating to or involving any adverse change or any change other than in the ordinary course of business, in the conditions of insurance, any refusal to issue an insurance policy or non-renewal of a policy.

(b) Schedule 3.22(b) identifies each individual insurance claim in excess of $50,000 made by the Purchaser or any Subsidiary since January 1, 2020. Each of the Purchaser and its Subsidiaries has reported to its insurers all claims and pending circumstances that would reasonably be expected to result in a claim, except where such failure to report such a claim would not be reasonably likely to be material to the Purchaser and its Subsidiaries. To the Knowledge of the Purchaser, no event has occurred, and no condition or circumstance exists, that would reasonably be expected to (with or without notice or lapse of time) give rise to or serve as a basis for the denial of any such insurance claim. Neither the Purchaser nor any of its Subsidiaries has made any claim against an insurance policy as to which the insurer is denying coverage.

3.23 Top Purchaser Customers and Top Purchaser Suppliers. Schedule 3.23 lists, by dollar volume received or paid, as applicable, for each of (a) the twelve (12) months ended on December 31, 2020 and (b) the period from January 1, 2021 through March 31, 2022, the ten (10) largest customers of the Purchaser and its Subsidiaries (the “Top Purchaser Customers”) and the ten largest suppliers of goods or services to the Purchaser and its Subsidiaries (the “Top Purchaser Suppliers”), along with the amounts of such dollar volumes. The relationships of the Purchaser and its Subsidiaries with such suppliers and customers are good commercial working relationships and (i) no Top Purchaser Supplier or Top Purchaser Customer within the last twelve (12) months has cancelled or otherwise terminated, or, to the Purchaser’s Knowledge, intends to cancel or otherwise terminate, any material relationships of such Person with the Purchaser or its Subsidiaries, (ii) no Top Purchaser Supplier or Top Purchaser Customer has during the last twelve (12) months decreased materially or, to the Purchaser’s Knowledge, threatened to stop, decrease or limit materially, or intends to modify materially its material relationships with the Purchaser or its Subsidiaries or intends to stop, decrease or limit materially its products or services to the Purchaser or its Subsidiaries or its usage or purchase of the products or services of the Purchaser or its Subsidiaries, (iii) to the Purchaser’s Knowledge, no Top Purchaser Supplier or Top Purchaser Customer intends to refuse to pay any amount due to the Purchaser or its Subsidiaries or seek to exercise any remedy against the Purchaser or its Subsidiaries, (iv) neither the Purchaser nor any Subsidiary has within the past two (2) years been engaged in any material dispute with any Top Purchaser Supplier or Top Purchaser Customer, and (v) to the Purchaser’s Knowledge, the consummation of the transactions contemplated in this Agreement and the Ancillary Documents will not adversely affect the relationship of the Purchaser or any Subsidiary with any Top Purchaser Supplier or Top Purchaser Customer.

3.24 Certain Business Practices.

(a) Neither the Purchaser, nor any of its Representatives acting on its behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other local or foreign anti-corruption or bribery Law, (iii) made any other unlawful payment or (iv) since the formation of the Purchaser, directly or indirectly, given or agreed to give any unlawful gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Purchaser or assist it in connection with any actual or proposed transaction.

(b) The operations of the Purchaser are and have been conducted at all times in material compliance with money laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving the Purchaser with respect to any of the foregoing is pending or threatened in writing.

Annex A-17

(c) None of the Purchaser or any of its directors or officers, or, to the Knowledge of the Purchaser, any other Representative acting on behalf of the Purchaser is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and the Purchaser has not, in the last five (5) fiscal years, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC.

3.25 Finders and Brokers. Except as set forth on Schedule 3.25, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from the Purchaser Entities or any of their respective Affiliates in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Purchaser.

3.26 Investment Company Act. The Purchaser is not an “investment company”, a Person directly or indirectly “controlled” by or acting on behalf of an “investment company” or required to register as an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

3.27 Independent Investigation. The Purchaser has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Purchaser, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Purchaser for such purpose. The Purchaser acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Seller set forth in this Agreement and in any certificate delivered to the Purchaser pursuant hereto, and the information provided by or on behalf of the Company for the Proxy Statement; and (b) none of the Company nor its respective Representatives have made any representation or warranty as to the Purchaser, or this Agreement, except as expressly set forth in this Agreement or in any certificate delivered to the Purchaser pursuant hereto, or with respect to the information provided by or on behalf of the Company for the Proxy Statement.

3.28 Information Supplied. None of the information supplied or to be supplied by the Purchaser expressly for inclusion or incorporation by reference: (a) in any current report on Form 8-K, and any exhibits thereto or any other report, form, registration or other filing made with any Governmental Authority or stock exchange with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Proxy Statement; or (c) in the mailings or other distributions to the Purchaser’s stockholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Purchaser expressly for inclusion or incorporation by reference in any of the Signing Press Release, the Signing Filing, the Closing Press Release and the Closing Filing will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Purchaser makes no representation, warranty or covenant with respect to any information supplied by or on behalf of the Company or the Seller or any of their Affiliates.

3.29 Ownership of Merger Consideration. All shares of (i) Purchaser Common Stock, (ii) Series A Preferred Stock, and (iii) Series B Preferred Stock to be issued and delivered to the Seller shall be issued in compliance with all applicable securities Laws and, upon issuance and delivery of such stock, be fully paid and non-assessable, free and clear of all Liens, other than restrictions arising from applicable securities Laws, any applicable Company Lock-Up Agreement, the Escrow Agreement, the corresponding certificate of designations and any Liens incurred by the Seller, and the issuance and sale of such Purchaser Common Stock pursuant hereto will not be subject to or give rise to any preemptive rights or rights of first refusal or first offer.

3.30 Delaware Sub and BVI Sub Activities. Since their formation, each of Delaware Sub and BVI Sub has not engaged in any business activities other than as contemplated by this Agreement, does not own directly or indirectly any ownership, equity, profits or voting interest in any Person (except for Delaware Sub’s ownership of BVI Sub) and

Annex A-18

has no assets or Liabilities except those incurred in connection with this Agreement and the Ancillary Documents to which it is a party and the Transactions, and, other than this Agreement and the Ancillary Documents to which it is a party, neither Delaware Sub nor BVI Sub is a party to or bound by any Contract.

3.31 No Other Representations. Except for the representations and warranties expressly made by the Purchaser Entities in this Article III (as modified by the Purchaser Disclosure Schedules and the Purchaser SEC Reports) or as expressly set forth in an Ancillary Document, none of the Purchaser Entities nor any other Person on their behalf makes any express or implied representation or warranty with respect to any Purchaser Entity or their business, operations, assets or Liabilities, or the transactions contemplated by this Agreement or any of the other Ancillary Documents, and each Purchaser Entity hereby expressly disclaims any other representations or warranties, whether implied or made by the Purchaser Entities or any of their Representatives. Except for the representations and warranties expressly made by the Purchaser Entities in this Article III (as modified by the Purchaser Disclosure Schedules) or in an Ancillary Document, the Purchaser Entities hereby expressly disclaim all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to the Seller or any of its Representatives (including any opinion, information, projection or advice that may have been or may be provided to the Seller or any of its Representatives by any Representative of the Purchaser Entities), including any representations or warranties regarding the probable success or profitability of the businesses of the Purchaser Entities.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY AND SELLER

Except as set forth in (i) the disclosure schedules delivered by the Seller to the Purchaser on the date hereof (the “Seller Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer (provided, however, that an item disclosed in any Section of the Seller Disclosure Schedules shall be deemed to have been disclosed with respect to all other Sections of this Article IV to which the relevance of such disclosure is reasonably apparent on its face), or (ii) the Seller SEC Reports that are available on the SEC’s web site through EDGAR, the Seller and, from the Company Joinder Date, the Company hereby represent and warrant to the Purchaser, as of the date hereof (and, with respect to the Seller and Company Signing Reps, the Seller represents and warrants as of the date hereof and the Company represents and warrants as of the Company Joinder Date) and as of the Closing, as follows:

4.1 Organization and Standing. The Seller and each Subsidiary of the Seller, and (from the Company Joinder Date) the Company, is an entity duly formed, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate or limited liability company (as the case may be) power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Target Entity is duly qualified or licensed and in good standing in the jurisdiction in which it is incorporated or registered and in each other jurisdiction where it does business or operates to the extent that the character of the property owned, or leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where failure to be so qualified or licensed or in good standing can be cured without material cost or expense. Schedule 4.1 lists all jurisdictions in which any Target Entity is qualified to conduct business and all names other than its legal name under which any Target Entity does business. The Seller has provided to the Purchaser accurate and complete copies of its Organizational Documents and the Organizational Documents of each of its Subsidiaries, each as amended to date and as currently in effect. No Target Entity is in violation of any provision of its Organizational Documents in any material respect.

4.2 Each of the Seller and Company has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform the Seller’s and Company’s respective obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, subject to obtaining the Required Seller Stockholder Approval. The execution and delivery of this Agreement and each Ancillary Document to which it is a party and the consummation of the transactions contemplated hereby and thereby (a) have been duly and validly authorized by the board of directors of the Seller and Company, and (b) other than the Required Seller Stockholder Approval, no other corporate proceedings, other than as set forth elsewhere in the Agreement, on the part of the Seller or the Company are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which each of the Seller and Company is or is required to be a party shall be when delivered, duly and validly executed and delivered by the

Annex A-19

Seller or the Company, as applicable, and assuming the due authorization, execution and delivery of this Agreement and any such Ancillary Document by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the legal, valid and binding obligation of the Seller or the Company, as applicable, enforceable against the Seller or the Company, as applicable, in accordance with its terms, subject to the Enforceability Exceptions. On or prior to the date of this Agreement, each of the Seller’s and Company’s boards of directors, by resolutions adopted at a meeting duly called and held or by unanimous written consent, (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, fair to and in the best interests of the Seller’s or the Company’s stockholders in accordance with the BVI Act or NRS, as applicable; (ii) approved and adopted this Agreement, the Merger and the other transactions contemplated by this Agreement in accordance with the BVI Act or NRS, and the Seller’s or the Company’s Organizational Documents, in each case as applicable; (iii) resolved to recommend that the Seller’s and the Company’s stockholders vote in favor of the approval of this Agreement, in accordance with the BVI Act and NRS, as applicable; and (iv) resolved to recommend that the Seller’s stockholders adopt and approve this Agreement and the other matters required for the Required Seller Stockholder Approval (the “Seller Recommendation”). The Seller Support Agreements, when delivered by the Seller, will include holders of Seller Stock representing at least the Required Seller Stockholder Approval, and such Seller Support Agreements, when delivered by the Seller and Company, will be in full force and effect.

4.3 Capitalization.

(a) The Seller is authorized to issue (i) 2,250,000,000 shares of Seller Class A Common Stock, of which 1,227,516,211 shares are issued and outstanding; (ii) 200,000,000 shares of Seller Class B Common Stock, of which 65,000,000 shares are issued and outstanding; and (iii) 50,000,000 shares of Seller Preferred Stock, of which no shares are issued and outstanding. Prior to giving effect to the transactions contemplated by this Agreement, all of the issued and outstanding Seller Stock and other equity interests of the Seller are set forth on Schedule 4.3(a), all of which shares and other equity interests are owned free and clear of any Liens other than those imposed under the Seller Charter and applicable securities Laws. All of the outstanding shares of Seller Stock have been duly authorized, are fully paid and non-assessable and not in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the NRS, any other applicable Law, the Seller Charter or any Contract to which the Seller is a party or by which it or its securities are bound. The Seller holds no shares or other equity interests of the Seller in its treasury. None of the outstanding shares or other equity interests of the Seller were issued in violation of any applicable securities Laws. The rights, privileges and preferences of the Seller Preferred Stock are as stated in the Seller Charter and as provided by the NRS.

(b) Other than as set forth on Schedule 4.3(b), there are no other Company Convertible Securities, or preemptive rights or rights of first refusal or first offer, nor are there any Contracts, commitments, arrangements or restrictions to which the Company or, to the Knowledge of the Seller, any of its stockholders is a party or bound relating to any equity securities of the Company, whether or not outstanding. There are no outstanding or authorized stock option, restricted stock, equity appreciation, phantom equity or similar rights or plans with respect to the Company. There are no voting trusts, proxies, stockholder agreements or any other agreements or understandings with respect to the voting of the Company’s equity interests. Except as set forth in the Company Charter, there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any equity interests or securities of the Company, nor, except as set forth on Schedule 4.3(b), has the Company granted any registration rights to any Person with respect to the Company’s equity securities. All of the Company’s securities have been granted, offered, sold and issued in compliance with all applicable securities Laws. As a result of the consummation of the transactions contemplated by this Agreement, no equity interests of the Company are issuable and, no rights in connection with any interests, warrants, rights, options or other securities of the Company accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

(c) Except as disclosed in the Seller Financials, since January 1, 2020, no Target Entity has declared or paid any distribution or dividend in respect of its equity interests and no Target Entity has repurchased, redeemed or otherwise acquired any equity interests in another Target Entity, and the board of directors of the Company has not authorized any of the foregoing.

(d) No Seller Stockholder is entitled to exercise appraisal, dissenter’s or similar rights pursuant to Section 92A.300 et seq. of the NRS or any other Law with respect to the transactions contemplated by this Agreement or the Ancillary Documents.

Annex A-20

4.4 Subsidiaries. Schedule 4.4 sets forth the name of each Subsidiary of the Seller, and with respect to each Subsidiary (a) its jurisdiction of organization, (b) its authorized shares or other equity interests (if applicable), (c) the number of issued and outstanding shares or other equity interests and the record holders and beneficial owners thereof and (d) its Tax election to be treated as a corporate or a disregarded entity under the Code and any state or applicable non-U.S. Tax laws, if any. All of the outstanding equity securities of each Subsidiary of the Seller are duly authorized and validly issued, fully paid and non-assessable (if applicable), and were offered, sold and delivered in compliance with all applicable securities Laws, and owned by one or more of the Seller or its Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents and applicable securities Laws). There are no Contracts to which the Company or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the equity interests of any Subsidiary of the Seller other than the Organizational Documents of any such Subsidiary. There are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary of the Company is a party or which are binding upon any Subsidiary of the Company providing for the issuance or redemption of any equity interests of any Subsidiary of the Company. There are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary of the Seller. No Subsidiary of the Seller has any limitation, whether by Contract, Order or applicable Law, on its ability to make any distributions or dividends to its equity holders or repay any debt owed to another Target Entity. Except for the equity interests of the Subsidiaries listed on Schedule 4.4, the Seller does not own or have any rights to acquire, directly or indirectly, any equity interests of, or otherwise Control, any Person. None of the Seller or its Subsidiaries is a participant in any joint venture, partnership or similar arrangement (unless contemplated pursuant to this Agreement). Except as set forth on Schedule 4.4, there are no outstanding contractual obligations of the Seller or its Subsidiaries (except as may be contemplated pursuant to this Agreement) to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

4.5 Governmental Approvals. Except as otherwise described in Schedule 4.5, no Consent of or with any Governmental Authority on the part of any Target Entity is required to be obtained or made in connection with the execution, delivery or performance by the Seller or the Company of this Agreement or any Ancillary Documents or the consummation by the Seller or the Company of the transactions contemplated hereby or thereby other than (a) such filings as are expressly contemplated by this Agreement, (b) pursuant to Antitrust Laws, (c) any filings required with OTC Markets or the SEC with respect to the transactions contemplated by this Agreement, or (d) where the failure to obtain or make such Consents or to make such filings or notifications, would not, individually or in the aggregate, be or reasonably be expected to be material to the Target Entities, taken as a whole, or their respective abilities to perform their obligations under this Agreement or the Ancillary Documents or consummate the transactions contemplated hereby or thereby.

4.6 Non-Contravention. Except as otherwise described in Schedule 4.6, the execution and delivery by the Seller or the Company (or any other Target Entity, as applicable) of this Agreement and each Ancillary Document to which any Target Entity is or is required to be a party or otherwise bound, and the consummation by any Target Entity of the transactions contemplated hereby and thereby and compliance by any Target Entity with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of any Target Entity’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 4.5 hereof, the waiting periods referred to therein having expired, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to any Target Entity or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by any Target Entity under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of any Target Entity under, (viii) give rise to any obligation to obtain any third party Consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of any Company Material Contract, except for any deviations from any of the foregoing clauses (a), (b) or (c) that would not, individually or in the aggregate, be or reasonably be expected to be material to the Target Entities, taken as a whole, or their respective abilities to perform their obligations under this Agreement or the Ancillary Documents or consummate the transactions contemplated hereby or thereby.

Annex A-21

4.7 SEC Filings and Seller Financials.

(a) The Seller has filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Seller with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement. Except to the extent available on the SEC’s web site through EDGAR, the Seller has delivered to the Purchaser copies in the form filed with the SEC of all of the following: (i) the Seller’s annual reports on Form 10-K for the past fiscal year, (ii) the Seller’s quarterly reports on Form 10-Q for each fiscal quarter from and after August 15, 2021, that the Seller filed such reports to disclose its quarterly financial results in each of the fiscal years of the Seller referred to in clause (i) above, (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by the Seller with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i), (ii) and (iii) above, whether or not available through EDGAR, are, collectively (and including the Amended Seller SEC Reports once filed), the “Seller SEC Reports”), and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any report referred to in clause (i) above (collectively, the “Seller Public Certifications”). The Seller SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of Seller SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other Seller SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and the Seller Public Certifications are each true as of their respective dates of filing. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to any Seller SEC Reports. None of the Seller SEC Reports filed on or prior to the date of this Agreement is subject to ongoing SEC review or investigations as of the date of this Agreement. As used in this Section 4.7, the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC. As of the date of this Agreement, (A) the Seller Common Stock is listed on the OTC Markets, (B) the Seller has not received any written deficiency notice from the OTC Markets relating to the continued listing requirements of such Seller Common Stock, (C) there are no Actions pending or threatened in writing against the Seller by the Financial Industry Regulatory Authority with respect to any intention by such entity to suspend, prohibit or terminate the quoting of such Seller Common Stock on the OTC Markets and (D) such Seller Common Stock is compliance with all of the applicable corporate governance rules of the OTC Markets.

(b) As used herein, the term “Seller Financials” means (i) the audited consolidated financial statements of the Target Entities (including, in each case, any related notes thereto), consisting of the consolidated balance sheets of the Target Entities as of December 31, 2021 and December 31, 2020, and the related consolidated audited income statements, changes in stockholders’ equity and statements of cash flows for the fiscal years then ended, each audited by a PCAOB qualified auditor in accordance with GAAP and PCAOB standards, and (ii) the unaudited consolidated financial statements of the Target Entities, consisting of the consolidated balance sheet of the Target Entities as of March 31, 2022 (the “Interim Balance Sheet Date”), and the related unaudited consolidated income statement, changes in stockholder equity and statement of cash flows for the three (3) months then ended. Except to the extent contained in the Seller SEC Reports and available on the SEC’s web site through EDGAR, true and correct copies of the Seller Financials have been provided to the Purchaser. The Seller Financials (i) accurately reflect the books and records of the Target Entities as of the times and for the periods referred to therein, (ii) were prepared in accordance with GAAP, consistently applied throughout and among the periods involved (except that the unaudited statements exclude the footnote disclosures and other presentation items required for GAAP and exclude year-end adjustments which are not expected to be material in amount), (iii) comply with all applicable accounting requirements under the Securities Act and the rules and regulations of the SEC thereunder including Regulation S-X or Regulation S-K, as applicable, and (iv) fairly present in all material respects the consolidated financial position of the Target Entities as of the respective dates thereof and the consolidated results of the operations and cash flows of the Target Entities for the periods indicated. No Target Entity other than the Seller has ever been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

Annex A-22

(c) All of the financial books and records of the Target Entities are complete and accurate in all material respects and have been maintained in the ordinary course consistent with past practice and in accordance in all material respects with applicable Laws. No Target Entity has been subject to or involved in any material fraud that involves management or other employees who have a significant role in the internal controls over financial reporting of any Target Entity. In the past five (5) years, no Subsidiary or its Representatives has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of any Subsidiary or its internal accounting controls, including any material written complaint, allegation, assertion or claim that any Subsidiary has engaged in questionable accounting or auditing practices. Since August 15, 2021, neither the Seller nor its Representatives has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Seller or its internal accounting controls, including any material written complaint, allegation, assertion or claim that the Seller has engaged in questionable accounting or auditing practices.

(d) The Target Entities do not have any Indebtedness other than the Indebtedness set forth on Schedule 4.7(d), which schedule sets forth the amounts (including principal and any accrued but unpaid interest or other obligations through the date of this Agreement) with respect to such Indebtedness. True, complete and correct copies of all Contracts representing Indebtedness have been made available to Purchaser for review by the Purchaser.

(e) Except as set forth on Schedule 4.7(e), no Target Entity is subject to any Liabilities or obligations (whether or not required to be reflected on a balance sheet prepared in accordance with GAAP), except for those that are either (i) adequately reflected or reserved on or provided for in the consolidated balance sheet of the Seller and its Subsidiaries as of the Interim Balance Sheet Date contained in the Seller Financials or (ii) not material and that were incurred after the Interim Balance Sheet Date in the ordinary course of business consistent with past practice (other than Liabilities for breach of any Contract or violation of any Law).

4.8 Absence of Certain Changes. Except as set forth on Schedule 4.8, since January 1, 2022, each Target Entity has (a) conducted its business in all material respects in the ordinary course of business consistent with past practice, (b) not been subject to a Material Adverse Effect and (c) has not taken any action or committed or agreed to take any action that would be prohibited by Section 5.2(b) (without giving effect to Schedule 5.2) if such action were taken on or after the date hereof without the consent of the Purchaser.

4.9 Compliance with Laws. No Subsidiary is or has been in material conflict or material non-compliance with, or in material default or violation of, nor has any Subsidiary received, since January 1, 2017, any written or, to the Knowledge of the Seller, oral notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected. The Seller Group is not nor has it been in material conflict or material non-compliance with, or in material default or violation of, nor has the Seller Group received, since August 15, 2021, any written or, to the Knowledge of the Seller, oral notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected.

4.10 Company Permits. Each Target Entity (and its employees who are legally required to be licensed by a Governmental Authority in order to perform his or her duties with respect to his or her employment with any Target Entity), holds all Permits necessary to lawfully conduct in all material respects its business as presently conducted, and to own, lease and operate its assets and properties (collectively, the “Company Permits”). The Seller Group has made available to the Purchaser true, correct and complete copies of all material Company Permits, all of which material Company Permits are listed on Schedule 4.10. All of the Company Permits are in full force and effect, and no suspension or cancellation of any of the Company Permits is pending or threatened in writing, and none of the Company Permits will be terminated or impaired or become terminable as a result of the transactions contemplated hereby. No Target Entity is in violation in any material respect of the terms of any Company Permit, and no Target Entity has received any written notice of any Actions relating to the revocation or modification of any Company Permit.

4.11 Litigation. Except as described on Schedule 4.11, there is no (a) Action of any nature currently pending or, to the Seller’s Knowledge, threatened, nor is there any reasonable basis for any Action to be made (and no such Action has been brought or, to the Seller’s Knowledge, threatened in the past five (5) years); or (b) Order now pending or outstanding or that was rendered by a Governmental Authority in the past five (5) years, in either case of

Annex A-23

(a) or (b) by or against any Target Entity, its current or former directors, officers or equity holders (provided, that any litigation involving the directors, officers or equity holders of a Target Entity must be related to the Target Entity’s business, equity securities or assets), its business, equity securities or assets. The items listed on Schedule 4.11, if finally determined adversely to the Target Entities, will not have, either individually or in the aggregate, a Material Adverse Effect upon any Target Entity. In the past five (5) years, none of the current or former officers, senior management or directors of any Target Entity have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud.

4.12 Material Contracts.

(a) Schedule 4.12(a) sets forth a true, correct and complete list of, and the Company has made available to the Purchaser, true, correct and complete copies of, each Contract to which any Target Entity is a party or by which any Target Entity, or any of its properties or assets are bound or affected (each Contract required to be set forth on Schedule 4.12(a), a “Company Material Contract”) that:

(i) contains covenants that limit the ability of any Target Entity (A) to compete in any line of business or with any Person or in any geographic area or to sell, or provide any service or product or solicit any Person, including any non-competition covenants, employee and customer non-solicit covenants, exclusivity restrictions, rights of first refusal or most-favored pricing clauses or (B) to purchase or acquire an interest in any other Person;

(ii) involves any joint venture, profit-sharing, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture;

(iii) involves any exchange traded, over the counter or other swap, cap, floor, collar, futures contract, forward contract, option or other derivative financial instrument or Contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including currencies, interest rates, foreign currency and indices;

(iv) evidences Indebtedness (whether incurred, assumed, guaranteed or secured by any asset) of any Target Entity having an outstanding principal amount in excess of $200,000;

(v) involves the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets with an aggregate value in excess of $200,000 (other than in the ordinary course of business consistent with past practice) or shares or other equity interests of any Target Entity or another Person;

(vi) relates to any merger, consolidation or other business combination with any other Person or the acquisition or disposition of any other entity or its business or material assets or the sale of any Target Entity, its business or material assets;

(vii) by its terms, individually or with all related Contracts, calls for aggregate payments or receipts by the Target Entities under such Contract or Contracts of at least $200,000 per year or $500,000 in the aggregate;

(viii) is with any Top Company Customer or Top Company Supplier;

(ix) obligates the Target Entities to provide continuing indemnification or a guarantee of obligations of a third party after the date hereof in excess of $200,000;

(x) is between any Target Entity and any directors, officers or employees of a Target Entity (other than at-will employment arrangements with employees entered into in the ordinary course of business consistent with past practice), including all non-competition, severance and indemnification agreements, or any Company Related Person;

(xi) obligates the Target Entities to make any capital commitment or expenditure in excess of $200,000 (including pursuant to any joint venture);

Annex A-24

(xii) relates to a material settlement entered into within three (3) years prior to the date of this Agreement or under which any Target Entity has outstanding obligations (other than customary confidentiality obligations);

(xiii) provides another Person (other than another Target Entity or any manager, director or officer of any Target Entity) with a power of attorney;

(xiv) relates to the development, ownership, licensing or use of any material Intellectual Property by, to or from any Target Entity, other than Off-the-Shelf Software;

(xv) that will be required to be filed with the Proxy Statement under applicable SEC requirements or would otherwise be required to be filed by the Seller as an exhibit for a Form S-1 pursuant to Items 601(b)(1), (2), (4), (9) or (10) of Regulation S-K under the Securities Act as if the Seller was the registrant; or

(xvi) is otherwise material to any Target Entity and outside of the ordinary course of business and not described in clauses (i) through (xv) above.

(b) Except as disclosed in Schedule 4.12(b), with respect to each Company Material Contract: (i) such Company Material Contract is valid and binding and enforceable in all material respects against the Target Entity party thereto and, to the Knowledge of the Seller, each other party thereto, and is in full force and effect (except, in each case, as such enforcement may be limited by the Enforceability Exceptions); (ii) the consummation of the transactions contemplated by this Agreement will not affect the validity or enforceability of any Company Material Contract in any material respect; (iii) no Target Entity is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute a material breach or default by any Target Entity, or permit termination or acceleration by the other party thereto, under such Company Material Contract; (iv) to the Knowledge of the Seller, no other party to such Company Material Contract is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a material breach or default by such other party, or permit termination or acceleration by any Target Entity, under such Company Material Contract; (v) no Target Entity has received written notice of an intention by any party to any such Company Material Contract that provides for a continuing obligation by any party thereto to terminate such Company Material Contract or amend the terms thereof, other than modifications in the ordinary course of business that do not adversely affect any Target Entity in any material respect; and (vi) no Target Entity has waived any material rights under any such Company Material Contract.

4.13 Intellectual Property.

(a) Schedule 4.13(a)(i) sets forth: (i) all U.S. and foreign registered Patents, Trademarks, Copyrights and Internet Assets and applications owned by a Target Entity or otherwise used or held for use by a Target Entity in which a Target Entity is the owner, applicant or assignee (“Company Registered IP”), specifying as to each item, as applicable: (A) the nature of the item, including the title, (B) the owner of the item, (C) the jurisdictions in which the item is issued or registered or in which an application for issuance or registration has been filed and (D) the issuance, registration or application numbers and dates; and (ii) all material unregistered Intellectual Property owned or purported to be owned by a Target Entity. Schedule 4.13(a)(ii) sets forth all Intellectual Property licenses, sublicenses and other agreements or permissions (“Company IP Licenses”) (other than “shrink wrap,” “click wrap,” and “off the shelf” software agreements and other agreements for Off-the-Shelf Software, which are not required to be listed, although such licenses are “Company IP Licenses” as that term is used herein), under which a Target Entity is a licensee or otherwise is authorized to use or practice any Intellectual Property, and such Company IP Licenses describe all such Intellectual Property licenses under such Company IP Licenses. Each Target Entity owns, free and clear of all Liens (other than Permitted Liens), has valid and enforceable rights in, and has the unrestricted right to use, sell, license, transfer or assign, all Intellectual Property currently used, licensed or held for use by such Target Entity, except for the Intellectual Property that is the subject of the Company IP Licenses. To the Knowledge of the Seller, no item of Company Registered IP that consists of a pending Patent application fails to identify all pertinent inventors, and for each Patent and Patent application in the Company Registered IP, the Target Entities have obtained valid assignments of inventions from each inventor and have been prepared without material defects in form or substance and are being prosecuted diligently in accordance with all duty of disclosure obligations. To the Knowledge of the Target Entities, all other Company Registered IP and material unregistered

Annex A-25

Intellectual Property owned or purported to be owned by a Target Entity is valid and enforceable. Except as set forth on Schedule 4.13(a)(iii), all Company Registered IP is owned exclusively by the applicable Target Entity without obligation to pay royalties, licensing fees or other fees, or otherwise account to any third party with respect to such Company Registered IP, and such Target Entity has recorded assignments of all Company Registered IP.

(b) Each Target Entity has a valid and enforceable license to use all Intellectual Property that is the subject of the Company IP Licenses applicable to such Target Entity. To the Knowledge of the Seller, the Company IP Licenses include all of the licenses, sublicenses and other agreements or permissions necessary to operate the Target Entities as presently conducted. Each Target Entity has performed all obligations imposed on it in the Company IP Licenses, has made all payments required to date, and such Target Entity is not, nor is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder. The continued use by the Target Entities of the Intellectual Property that is the subject of the Company IP Licenses in the same manner that it is currently being used is not restricted by any applicable license of any Target Entity other than by any applicable terms regarding term and renewal of such licenses. All registrations for Copyrights, Patents, Trademarks and Internet Assets that are owned by or exclusively licensed to any Target Entity are valid, in force and in good standing with all required fees and maintenance fees having been paid with no Actions pending, and all current applications to register any Copyrights, Patents and Trademarks are pending and in good standing, and being diligently prosecuted, all without challenge of any kind other than office actions or similar administrative refusals in the ordinary course of seeking governmental recognition of such rights. No Target Entity is party to any Contract that requires a Target Entity to assign to any Person all of its rights in any Intellectual Property developed by a Target Entity under such Contract.

(c) Schedule 4.13(c) sets forth all licenses, sublicenses and other agreements or permissions under which a Target Entity is the licensor (each, a “Company Outbound IP License”). Each Target Entity has performed all obligations imposed on it in the Company Outbound IP Licenses, and such Target Entity is not, nor, to the Knowledge of the Seller, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder.

(d) No Action is pending or threatened in writing against a Target Entity that challenges the validity, enforceability, ownership, or right to use, sell, license or sublicense, or that otherwise relates to, any Intellectual Property currently owned by or licensed to the Target Entities, nor, to the Knowledge of the Seller, is there any reasonable basis for any such Action. No Target Entity has received any written notice or claim asserting or suggesting that any infringement, misappropriation, violation, dilution or unauthorized use of the Intellectual Property of any other Person is or may be occurring or has or may have occurred, as a consequence of the business activities of any Target Entity, nor to the Knowledge of the Seller is there a reasonable basis therefor. There are no Orders to which any Target Entity is a party or its otherwise bound that (i) restrict the rights of a Target Entity to use, transfer, license or enforce any Intellectual Property owned by a Target Entity, (ii) restrict the conduct of the business of a Target Entity in order to accommodate a third Person’s Intellectual Property, or (iii) other than any applicable Company Outbound IP Licenses, grant any third Person any right with respect to any Intellectual Property owned by a Target Entity. To the Knowledge of the Seller, no Target Entity is currently or will be infringing, or has, in the past, infringed, misappropriated or violated any Intellectual Property of any other Person in connection with operating the business of any Target Entity as presently conducted or contemplated to be conducted or in connection with the ownership, use or license of any Intellectual Property owned or purported to be owned by a Target Entity or, to the Knowledge of the Seller, otherwise in connection with the conduct of the respective businesses of the Target Entities. To the Seller’s Knowledge, no third party is currently, or in the past five (5) years has been, infringing upon, misappropriating or otherwise violating any Intellectual Property owned, licensed by, licensed to, or otherwise used or held for use by any Target Entity (“Company IP”) in any material respect.

(e) Except as set forth on Schedule 4.13(e), all officers, directors, employees and independent contractors of a Target Entity (and each of their respective Affiliates) are obligated to assign and have assigned to the Target Entities all Intellectual Property arising from the services performed for a Target Entity by such Persons and all such assignments of Company Registered IP have been recorded. No current or former officers, employees or independent contractors of a Target Entity have claimed any ownership interest in any Intellectual Property owned by a Target Entity. To the Knowledge of the Seller, there has been no violation of a Target Entity’s policies or practices related to protection of Company IP or any confidentiality or nondisclosure Contract relating to the Intellectual Property owned by a Target Entity. The Company has made available to the Purchaser true and complete copies of all written Contracts referenced in subsections under which employees and independent contractors assigned their

Annex A-26

Intellectual Property to a Target Entity. To the Seller’s Knowledge, none of the employees of any Target Entity is obligated under any Contract, or subject to any Order, that would materially interfere with the use of such employee’s best efforts to promote the interests of the Target Entities, or that would materially conflict with the business of any Target Entity as presently conducted or contemplated to be conducted. Each Target Entity has taken reasonable security measures in order to protect the secrecy, confidentiality and value of the material Company IP.

(f) To the Knowledge of the Seller, no Person has obtained unauthorized access to material third party information and data (including personally identifiable information) in the possession of a Target Entity, nor has there been any other material compromise of the security, confidentiality or integrity of such information or data, and no written complaint relating to an improper use or disclosure of, or a breach in the security of, any such information or data has been received by a Target Entity. Each Target Entity has complied in all material respects with all applicable Laws and Contract requirements relating to privacy, personal data protection, and the collection, processing and use of personal information and its own privacy policies and guidelines. The operation of the business of the Target Entities has not and does not violate any right to privacy or publicity of any third person, or constitute unfair competition or trade practices under applicable Law.

(g) The consummation of any of the transactions contemplated by this Agreement will not result in the material breach, material modification, material cancellation, material termination, material suspension of, or material acceleration of any payments with respect to, or release of source code because of (i) any Contract providing for the license or other use of Intellectual Property owned by a Target Entity, or (ii) any Company IP License. Immediately following the Closing, the Company shall be permitted to exercise, directly or indirectly through its Subsidiaries, all of the Target Entities’ rights under such Contracts or Company IP Licenses to the same extent that the Target Entities would have been able to exercise had the transactions contemplated by this Agreement not occurred, without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Target Entities would otherwise be required to pay in the absence of such transactions.

4.14 Taxes and Returns.

(a) Each Target Entity has or will have filed, or caused to be filed, all material federal, state, local and foreign Tax Returns required to be filed by it (taking into account all available extensions), which Tax Returns are true, accurate, correct and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all material Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Seller Financials have been established.

(b) There is no material Action currently pending or threatened in writing against a Target Entity by a Governmental Authority in a jurisdiction where the Target Entity does not file Tax Returns that it is subject to taxation by that jurisdiction.

(c) No Target Entity is being audited by any Tax authority or has been notified in writing by any Tax authority that any such audit is contemplated or pending. There are no formal claims, assessments, audits, examinations, investigations or other Actions pending against a Target Entity in respect of any Tax, and no Target Entity has been notified in writing of any proposed Tax claims or assessments against it (other than, in each case, claims or assessments for which adequate reserves in the Seller Financials have been established).

(d) There are no material Liens with respect to any Taxes upon any Target Entity’s assets, other than Permitted Liens.

(e) Each Target Entity has collected or withheld all material Taxes currently required to be collected or withheld by it, and all such Taxes have been paid to the appropriate Governmental Authorities or set aside in appropriate accounts for future payment when due.

(f) No Target Entity has any outstanding waivers or extensions of any applicable statute of limitations to assess any amount of Taxes. There are no outstanding requests by a Target Entity for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(g) No Target Entity has made any change in accounting method (except as required by a change in Law) or received a ruling from, or signed an agreement with, any taxing authority that would reasonably be expected to have a material impact on its Taxes following the Closing.

Annex A-27

(h) No Target Entity has participated in, or sold, distributed or otherwise promoted, any “reportable transaction,” as defined in U.S. Treasury Regulation section 1.6011-4.

(i) No Target Entity has any material Liability or potential material Liability for the Taxes of another Person (other than another Target Entity) that are not adequately reflected in the Seller Financials (i) under any applicable Tax Law, (ii) as a transferee or successor, or (iii) by contract, indemnity or otherwise (excluding commercial agreements entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes). No Target Entity is a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement, arrangement or practice (excluding commercial agreements entered into in the ordinary course of business the primary purpose of which is not the sharing of Taxes or with another Target Entity) with respect to Taxes (including advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Authority) that will be binding on any Target Entity with respect to any period following the Closing Date.

(j) No Target Entity has requested, or is the subject of or bound by any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any Governmental Authority with respect to any Taxes, nor is any such request outstanding.

(k) No Target Entity: (i) has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of securities (to any Person or entity that is not a member of the consolidated group of which the Company is the common parent corporation) qualifying for, or intended to qualify for, Tax-free treatment under Section 355 of the Code (A) within the two-year period ending on the date hereof or (B) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement; or (ii) is or has ever been (A) a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code, or (B) a member of any consolidated, combined, unitary or affiliated group of corporations for any Tax purposes other than a group of which the Company is or was the common parent corporation.

(l) No Target Entity is aware of any fact or circumstance that would reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

4.15 Real Property. Schedule 4.15 contains a complete and accurate list of all premises currently leased or subleased or otherwise used or occupied by a Target Entity for the operation of the business of a Target Entity, and of all current leases, lease guarantees, agreements and documents related thereto, including all amendments, terminations and modifications thereof or waivers thereto (collectively, the “Company Real Property Leases”), as well as the current annual rent and term under each Company Real Property Lease. The Company has provided to the Purchaser a true and complete copy of each of the Company Real Property Leases. The Company Real Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect (except, in each case, as such enforcement may be limited by Enforcement Exceptions). To the Knowledge of the Seller, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of a Target Entity or any other party under any of the Company Real Property Leases, and no Target Entity has received notice of any such condition. No Target Entity owns or has ever owned any real property or any interest in real property (other than the leasehold interests in the Company Real Property Leases).

4.16 Personal Property. Each item of Personal Property which is currently owned, used or leased by a Target Entity with a book value or fair market value of greater than $50,000 is set forth on Schedule 4.16, along with, to the extent applicable, a list of lease agreements, lease guarantees, security agreements and other agreements related thereto, including all amendments, terminations and modifications thereof or waivers thereto (“Company Personal Property Leases”). Except as set forth in Schedule 4.16, all such items of Personal Property are in good operating condition and repair (reasonable wear and tear excepted consistent with the age of such items) in all material respects, and are suitable for their intended use in the business of the Target Entities. The operation of each Target Entity’s business as it is now conducted or presently proposed to be conducted is not dependent upon the right to use the Personal Property of Persons other than a Target Entity, except for such Personal Property that is owned, leased or licensed by or otherwise contracted to a Target Entity. The Company has provided to the Purchaser a true and complete copy of each of the Company Personal Property Leases. The Company Personal Property Leases are valid, binding and enforceable in accordance with their terms (except, in each case, as such enforcement may be limited

Annex A-28

by Enforcement Exceptions) and are in full force and effect in all material respects. To the Knowledge of the Seller, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of a Target Entity or any other party under any of the Company Personal Property Leases, and no Target Entity has received notice of any such condition.

4.17 Title to and Sufficiency of Assets. Each Target Entity has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests, (c) Liens specifically identified on the balance sheet as of the Interim Balance Sheet Date included in the Seller Financials and (d) Liens set forth on Schedule 4.17. The assets (including Intellectual Property rights and contractual rights) of the Target Entities constitute all of the material assets, rights and properties that are currently used in the operation of the businesses of the Target Entities as it is now conducted or that are used or held by the Target Entities for use in the operation of the businesses of the Target Entities, and taken together, are adequate and sufficient for the operation of the businesses of the Target Entities as currently conducted.

4.18 Employee Matters.

(a) No Target Entity is a party to any collective bargaining agreement or other Contract covering any group of employees, labor organization or other representative of any of the employees of any Target Entity, and the Company has no Knowledge of any activities or proceedings of any labor union or other party to organize or represent such employees. There has not occurred or, to the Knowledge of the Seller, been threatened any strike, slow-down, picketing, work-stoppage, or other similar labor activity with respect to any such employees. Schedule 4.18(a) sets forth all unresolved labor controversies (including unresolved grievances and age or other discrimination claims), if any, that are pending or threatened in writing between any Target Entity and Persons employed by or providing services as independent contractors to a Target Entity. No current officer or key employee of a Target Entity has provided any Target Entity written notice of his or her plan to terminate his or her employment with any Target Entity. No material employee layoff, facility closure or shutdown (whether voluntary or by Law or Order), reduction-in-force, furlough, temporary layoff, material work schedule change or reduction in hours, salary or wages, or other workforce changes affecting Target Entity employees has occurred since January 1, 2020, or is currently contemplated, planned or announced, including as a result of COVID-19 or any COVID-19 Measures. Since January 1, 2020, no Target Entity has implemented any plant closing or employee layoffs that would trigger notice obligations under the WARN Act.

(b) Each Target Entity (i) is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, health and safety and wages and hours, and other Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and has not received written notice that there is any pending Action involving unfair labor practices against a Target Entity, (ii) is not liable for any material past due arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) is not liable for any material payment to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business and consistent with past practice). There are no Actions pending or threatened in writing against a Target Entity brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(c) The Seller has provided the Purchaser with a complete and accurate list as of the date hereof of all employees of the Target Entities making in excess of $100,000 per year in compensation, showing for each as of such date (i) the employee’s name, job title or description, employer, location, salary level (including any bonus, commission, deferred compensation or other remuneration payable (other than any such arrangements under which payments are at the discretion of the Target Entities)), and (ii) any wages, salary, bonus, commission or other compensation due and owing to each employee during or for the fiscal year ending December 31, 2021. Except as set forth on Schedule 4.18(c), (A) no employee is a party to a written employment Contract with a Target Entity and each is employed “at will”, and (B) the Target Entities have paid in full to all their employees all wages,

Annex A-29

salaries, commission, bonuses and other compensation due to their employees, including overtime compensation, and no Target Entity has any obligation or Liability (whether or not contingent) with respect to severance payments to any such employees under the terms of any written agreement, or commitment or any applicable Law, custom, trade or practice. Except as set forth in Schedule 4.18(c), each Target Entity employee has entered into the Company’s standard form of employee non-disclosure, inventions and restrictive covenants agreement with a Target Entity (whether pursuant to a separate agreement or incorporated as part of such employee’s overall employment agreement), a copy of which has been made available to the Purchaser by the Company.

(d) Schedule 4.18(d) contains a list of all independent contractors (including consultants) currently engaged by any Target Entities making in excess of $100,000 per year in compensation , along with the position, the entity engaging such Person, date of retention and rate of remuneration for each such Person. Except as set forth on Schedule 4.18(d), all of such independent contractors are a party to a written Contract with a Target Entity. Except as set forth on Schedule 4.18(d), each such independent contractor has entered into customary covenants regarding confidentiality, non-solicitation and assignment of inventions and copyrights in such Person’s agreement with a Target Entity, a copy of which has been provided to the Purchaser by the Seller. For the purposes of applicable Law, including the Code, all independent contractors who are currently, or within the past six (6) years, have been, engaged by a Target Entity are bona fide independent contractors and not employees of a Target Entity. Each independent contractor is terminable on fewer than thirty (30) days’ notice, without any obligation of any Target Entity to pay a material amount in severance or a termination fee.

4.19 Benefit Plans.

(i) Set forth on Schedule 4.19(a) is a true and complete list of each material Benefit Plan of a Target Entity (each, a “Company Benefit Plan”). With respect to each Company Benefit Plan, there are no funded benefit obligations for which contributions have not been materially made or properly accrued and there are no material unfunded benefit obligations that have not been accounted for by reserves, or otherwise properly footnoted in accordance with GAAP on the Seller Financials. Except as set forth on Schedule 4.19(a), no Target Entity is or has in the past been a member of a “controlled group” for purposes of Section 414(b), (c), (m) or (o) of the Code other than with another Target Entity, nor does any Target Entity have any Liability with respect to any collectively-bargained for plans, whether or not subject to the provisions of ERISA.

(ii) Each Company Benefit Plan in all material respects is and has been operated in compliance with all applicable Laws in all material respects, including ERISA and the Code. Each Company Benefit Plan which is intended to be “qualified” within the meaning of Section 401(a) of the Code (i) has been determined by the IRS to be so qualified (or is based on a prototype plan which has received a favorable opinion letter) during the period from its adoption to the date of this Agreement and (ii) is funded through a trust exempt from taxation under Section 501(a) of the Code. To the Knowledge of the Seller, no fact exists which could adversely affect the qualified status of such Company Benefit Plans or the exempt status of such trusts.

(iii) With respect to each Company Benefit Plan, the Company has made available to the Purchaser accurate and complete copies, if applicable, of: (i) all Company Benefit Plan documents and agreements and related trust agreements or annuity Contracts (including any amendments, modifications or supplements thereto); (ii) all summary plan descriptions and material modifications thereto; (iii) the three (3) most recent Forms 5500, if applicable, and annual report, including all schedules thereto; (iv) the most recent annual and periodic accounting of plan assets; (v) the three (3) most recent nondiscrimination testing reports; (vi) the most recent determination letter received from the IRS, if any; (vii) the most recent actuarial valuation; and (viii) all material written communications between a Target Entity or any Company Benefit Plan and any Governmental Authority and relating to a Company Benefit Plan within six (6) years preceding the date of this Agreement.

(iv) With respect to each Company Benefit Plan: (i) such Company Benefit Plan has been administered and enforced in all material respects in accordance with its terms, the Code and ERISA; (ii) no Target Entity nor any employee, officer or director thereof that is a fiduciary (under ERISA) with respect to such Company Benefit Plan has breached any of its fiduciary responsibilities, obligations or duties imposed on it by ERISA; (iii) no Action is pending or threatened in writing (other than routine claims for benefits arising in the ordinary course of administration); (iv) nothing has occurred with respect to any Company Benefit Plan that has subjected any Target Entity to any material penalty under Section 502 of ERISA or Section 4975 of the Code; and (v) all contributions and premiums due through the Closing Date have been made in all material respects as required under ERISA or have been fully accrued in all material respects on the Seller Financials.

Annex A-30

(v) No Company Benefit Plan is, and no Target Entity or any of its respective ERISA Affiliates sponsors, maintains, contributes to, is required to contribute to, or otherwise has or could reasonably be expected to have any current or contingent Liability under or with respect to, a “defined benefit plan” (as defined in Section 414(j) of the Code), a “multiemployer plan” (as defined in Section 3(37) of ERISA) or a “multiple employer plan” (as described in Section 413(c) of the Code) or is otherwise subject to Title IV of ERISA or Section 412 of the Code. To the Seller’s Knowledge, no Company Benefit Plan will become a multiple employer plan with respect to any Target Entity immediately after the Closing Date. No Target Entity currently maintains or has ever maintained, or is required currently or has ever been required to contribute to or otherwise participate in, a multiple employer welfare arrangement or voluntary employees’ beneficiary association as defined in Section 501(c)(9) of the Code.

(vi) There is no arrangement under any Company Benefit Plan with respect to any employee that would result in the payment of any amount that by operation of Sections 280G or 162(m) of the Code would not be deductible by the Target Entities and no arrangement exists pursuant to which a Target Entity will be required to “gross up” or otherwise compensate any person because of the imposition of any excise tax on a payment to such person.

(vii) With respect to each Company Benefit Plan which is a “welfare plan” (as described in Section 3(1) of ERISA): (i) no such plan provides medical or death benefits with respect to current or former employees of a Target Entity beyond their termination of employment (other than coverage mandated by Law, which is paid solely by such employees); and (ii) there are no reserves, assets, surplus or prepaid premiums under any such plan. Each Target Entity has complied with the provisions of Section 601 et seq. of ERISA and Section 4980B of the Code.

(viii) Except as set forth on Schedule 4.19(h), the consummation of the transactions contemplated by this Agreement and the Ancillary Documents will not: (i) entitle any individual to severance pay, unemployment compensation or other benefits or compensation; or (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due, or in respect of, any individual. No Target Entity has incurred any Liability for any Tax imposed under Chapter 43 of the Code or civil liability under Section 502(i) or (l) of ERISA.

(ix) Each Company Benefit Plan that constitutes, in any part, a “nonqualified deferred compensation plan” (as defined in Section 409A of the Code) is listed on Schedule 4.19(i) and has been, in all material respects, in documentary and operational compliance with Section 409A of the Code and all applicable IRS guidance promulgated thereunder. There is no Contract or plan to which any Target Entity is a party or by which it is bound to compensate any employee, consultant or director for penalty taxes incurred pursuant to Section 409A of the Code.

4.20 Environmental Matters. Except as set forth in Schedule 4.20:

(a) Each Target Entity is and has been in compliance in all material respects with all applicable Environmental Laws, including obtaining, maintaining in good standing, and complying in all material respects with all Environmental Permits, no Action is pending or threatened in writing to revoke, modify, or terminate any such Environmental Permit, and, to the Seller’s Knowledge, no facts, circumstances, or conditions currently exist that could adversely affect such continued compliance in all material respects with Environmental Laws and Environmental Permits or require capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

(b) No Target Entity is the subject of any outstanding Order or Contract with any Governmental Authority or other Person in respect of any (i) Environmental Laws, (ii) Remedial Action, or (iii) Release or threatened Release of a Hazardous Material. No Target Entity has assumed, contractually or by operation of Law, any Liabilities or obligations under any Environmental Laws.

(c) No Action has been made or is pending or threatened in writing against any Target Entity or any assets of a Target Entity alleging either or both that a Target Entity may be in material violation of any Environmental Law or Environmental Permit or may have any material Liability under any Environmental Law.

(d) No Target Entity has manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, generated, handled or Released any Hazardous Material, or owned or operated any property or facility, in a manner that has given or would reasonably be expected to give rise to any material Liability or material obligation under applicable Environmental Laws. No fact, circumstance, or condition exists in respect of any Target Entity or

Annex A-31

any property currently or formerly owned, operated, or leased by any Target Entity or any property to which a Target Entity arranged for the disposal or treatment of Hazardous Materials that would reasonably be expected to result in a Target Entity incurring any material Environmental Liabilities.

(e) There is no investigation of the business, operations, or currently owned, operated, or leased property of a Target Entity or, to the Seller’s Knowledge, previously owned, operated, or leased property of a Target Entity pending or threatened in writing that would lead to the imposition of any Liens under any Environmental Law or material Environmental Liabilities.

(f) To the Knowledge of the Seller, there is not located at any of the properties of a Target Entity any (i) underground storage tanks, (ii) asbestos-containing material, or (iii) equipment containing polychlorinated biphenyls.

(g) The Company has provided to the Purchaser all environmentally related site assessments, audits, studies, reports, analysis and results of investigations that have been performed in respect of the currently or previously owned, leased, or operated properties of any Target Entity.

4.21 Transactions with Related Persons. Except as set forth on Schedule 4.21, no Target Entity nor any of its Affiliates, nor any officer, director, manager, employee, trustee or beneficiary of a Target Entity or any of its Affiliates, nor any immediate family member of any of the foregoing (whether directly or indirectly through an Affiliate of such Person) (each of the foregoing, a “Company Related Person”) is presently, or in the past three (3) years, has been, a party to any transaction with a Target Entity, including any Contract or other arrangement (a) providing for the furnishing of services by (other than as officers, directors or employees of the Target Entity), (b) providing for the rental of real property or Personal Property from or (c) otherwise requiring payments to (other than for services or expenses as directors, officers or employees of the Target Entity in the ordinary course of business consistent with past practice) any Company Related Person or any Person in which any Company Related Person has an interest as an owner, officer, manager, director, trustee or partner or in which any Company Related Person has any direct or indirect interest (other than the ownership of securities representing no more than two percent (2%) of the outstanding voting power or economic interest of a publicly traded company). Except as set forth on Schedule 4.21, no Target Entity has outstanding any Contract or other arrangement or commitment with any Company Related Person, and no Company Related Person owns any real property or Personal Property, or right, tangible or intangible (including Intellectual Property) which is used in the business of any Target Entity. The assets of the Target Entities do not include any receivable or other obligation from a Company Related Person, and the liabilities of the Target Entities do not include any payable or other obligation or commitment to any Company Related Person.

4.22 Company Insurance.

(a) Schedule 4.22(a) lists all insurance policies (by policy number, insurer, coverage period, coverage amount, annual premium and type of policy) held by a Target Entity relating to a Target Entity or its business, properties, assets, directors, officers and employees, copies of which have been provided to the Purchaser. All premiums due and payable under all such insurance policies have been timely paid and the Target Entities are otherwise in material compliance with the terms of such insurance policies. Each such insurance policy (i) is legal, valid, binding, enforceable and in full force and effect and (ii) will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the Closing. No Target Entity has any self-insurance or co-insurance programs. Since January 1, 2020, no Target Entity has received any notice from, or on behalf of, any insurance carrier relating to or involving any adverse change or any change other than in the ordinary course of business, in the conditions of insurance, any refusal to issue an insurance policy or non-renewal of a policy.

(b) Schedule 4.22(b) identifies each individual insurance claim in excess of $50,000 made by a Target Entity since January 1, 2020. Each Target Entity has reported to its insurers all claims and pending circumstances that would reasonably be expected to result in a claim, except where such failure to report such a claim would not be reasonably likely to be material to the Target Entities. To the Knowledge of the Seller, no event has occurred, and no condition or circumstance exists, that would reasonably be expected to (with or without notice or lapse of time) give rise to or serve as a basis for the denial of any such insurance claim. No Target Entity has made any claim against an insurance policy as to which the insurer is denying coverage.

Annex A-32

4.23 Top Company Customers and Top Company Suppliers. Schedule 4.23 lists, by dollar volume received or paid, as applicable, for each of (a) the twelve (12) months ended on December 31, 2020 and (b) the period from January 1, 2021 through the Interim Balance Sheet Date, the ten (10) largest customers of the Subsidiaries (the “Top Company Customers”) and the ten largest suppliers of goods or services to the Subsidiaries (the “Top Company Suppliers”), along with the amounts of such dollar volumes. The relationships of each Subsidiary with such suppliers and customers are good commercial working relationships and (i) no Top Company Supplier or Top Company Customer within the last twelve (12) months has cancelled or otherwise terminated, or, to the Seller’s Knowledge, intends to cancel or otherwise terminate, any material relationships of such Person with a Subsidiary, (ii) no Top Company Supplier or Top Company Customer has during the last twelve (12) months decreased materially or, to the Seller’s Knowledge, threatened to stop, decrease or limit materially, or intends to modify materially its material relationships with a Subsidiary or intends to stop, decrease or limit materially its products or services to any Subsidiary or its usage or purchase of the products or services of any Subsidiary, (iii) to the Seller’s Knowledge, no Top Company Supplier or Top Company Customer intends to refuse to pay any amount due to any Subsidiary or seek to exercise any remedy against any Subsidiary, (iv) no Subsidiary has within the past two (2) years been engaged in any material dispute with any Top Company Supplier or Top Company Customer, and (v) to the Seller’s Knowledge, the consummation of the transactions contemplated in this Agreement and the Ancillary Documents will not adversely affect the relationship of any Subsidiary with any Top Company Supplier or Top Company Customer.

4.24 Certain Business Practices.

(a) No Target Entity, nor any of their respective officers or directors, nor, to the Knowledge of the Seller, any of their other Representatives acting on their behalf has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977 or any other local or foreign anti-corruption or bribery Law or (iii) made any other unlawful payment. No Target Entity, nor any of their respective officers or directors, nor, to the Knowledge of the Seller, any of their other Representatives acting on their behalf has directly or indirectly, given or agreed to give any unlawful gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder any Target Entity or assist any Target Entity in connection with any actual or proposed transaction.

(b) The operations of each Target Entity are and have been conducted at all times in compliance with money laundering Laws in all applicable jurisdictions, the rules and regulations thereunder in all material respects and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving a Target Entity with respect to any of the foregoing is pending or threatened in writing.

(c) No Target Entity or any of their respective directors or officers, or, to the Knowledge of the Seller, any other Representative acting on behalf of a Target Entity is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by OFAC, and no Target Entity has in the last five (5) fiscal years, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC; provided, that the representations in this sentence with respect to the Company (but not any other Target Entity) for periods prior to February 12, 2021 shall be made to the Seller’s Knowledge.

4.25 Investment Company Act. No Target Entity is an “investment company or required to register as an “investment company within the meaning of the Investment Company Act of 1940, as amended.

4.26 Finders and Brokers. Except as set forth on Schedule 4.26, no Target Entity has incurred or will incur any Liability for any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby.

Annex A-33

4.27 Independent Investigation. The Company has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Purchaser, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Purchaser for such purpose. The Company acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Purchaser set forth in Agreement (including the related portions of the Purchaser Disclosure Schedules) and in any certificate delivered to the Company pursuant hereto; and (b) neither the Purchaser nor any of its Representatives have made any representation or warranty as to the Purchaser or this Agreement, except as expressly set forth in this Agreement (including the related portions of the Purchaser Disclosure Schedules) or in any certificate delivered to the Company pursuant hereto.

4.28 Information Supplied. None of the information supplied or to be supplied by the Seller or the Company expressly for inclusion or incorporation by reference: (a) in any current report on Form 8-K, and any exhibits thereto or any other report, form, registration or other filing made with any Governmental Authority or stock exchange with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Proxy Statement; or (c) in the mailings or other distributions to the Purchaser’s stockholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Seller or the Company expressly for inclusion or incorporation by reference in any of the Signing Press Release, the Signing Filing, the Closing Press Release and the Closing Filing will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Seller and the Company make no representation, warranty or covenant with respect to any information supplied by or on behalf of the Purchaser or its Affiliates.

4.29 Legacy Representations. Reference is made to that certain Acquisition Agreement dated July 29, 2021 (the “Tingo Acquisition Agreement”) by and among Tingo International Holdings Inc., as seller thereunder (“TIH”), Tingo Mobile PLC, as target company thereunder (“TMP”), and i-WEB INC. as parent company thereunder (“IWI”). Without prejudice to, and without limiting or restricting the scope of, any other representation or warranty of the Company in this Article IV, the Company hereby makes to the Purchaser, mutatis mutandis, each of the representations and warranties that IWI made to TIH and TMP in the Tingo Acquisition Agreement, including, but not limited to, such representations and warranties of IWI set forth in Article V of the Tingo Acquisition Agreement.

4.30 No Other Representations. Except for the representations and warranties expressly made by the Company in this Article IV (as modified by the Seller Disclosure Schedules) or as expressly set forth in an Ancillary Document, neither the Company nor any other Person on its behalf makes any express or implied representation or warranty with respect to any of the Target Entities or their respective business, operations, assets or Liabilities, or the transactions contemplated by this Agreement or any of the other Ancillary Documents, and the Company hereby expressly disclaims any other representations or warranties, whether implied or made by the Company or any of its Representatives. Except for the representations and warranties expressly made by the Company in this Article IV (as modified by the Seller Disclosure Schedules) or in an Ancillary Document, the Company hereby expressly disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished to the Purchaser, Delaware Sub, BVI Sub or any of their respective Representatives, in writing or orally (including any opinion, information, projection or advice that may have been or may be provided to the Purchaser, Delaware Sub, BVI Sub or any of their respective Representatives by any Representative of the Company or Seller), including any representations or warranties regarding the probable success or profitability of the businesses of the Target Entities.

Annex A-34

ARTICLE V
COVENANTS

5.1 Access and Information.

(a) During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with Section 8.1 or the Closing (the “Interim Period”), subject to Section 5.18, the Seller Group shall give, and shall cause its Representatives to give, the Purchaser and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, reasonable access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Target Entities, as the Purchaser or its Representatives may reasonably request regarding the Target Entities and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and cause each of the Company’s Representatives to reasonably cooperate with the Purchaser and its Representatives in their investigation; provided, however, that the Purchaser and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Target Entities.

(b) During the Interim Period, subject to Section 5.18, the Purchaser Entities shall give, and shall cause its Representatives to give, the Seller and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, reasonable access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Purchaser or its Subsidiaries, as the Seller or its Representatives may reasonably request regarding the Purchaser, its Subsidiaries and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and cause each of the Purchaser’s Representatives to reasonably cooperate with the Seller and its Representatives in their investigation; provided, however, that the Seller and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Purchaser or any of its Subsidiaries.

5.2 Conduct of Business of the Seller .

(a) Unless the Purchaser shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the Interim Period, except as expressly contemplated by this Agreement or the Ancillary Documents, as required by applicable Law (including COVID-19 Measures) or as set forth on Schedule 5.2, the Seller shall, and shall cause its Subsidiaries (including for the avoidance of doubt, the Company after its formation) to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, and (ii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

(b) Without limiting the generality of Section 5.2(a) and except as contemplated by the terms of this Agreement or the Ancillary Documents, as required by applicable Law (including COVID-19 Measures) or as set forth on Schedule 5.2, during the Interim Period, without the prior written consent of the Purchaser (such consent not to be unreasonably withheld, conditioned or delayed), the Seller shall not, and shall cause its Subsidiaries to not:

(i) amend, waive or otherwise change, in any respect, the Organizational Documents of any of the Target Entities, except as required by applicable Law;

Annex A-35

(ii) with respect to any of the Target Entities, authorize for pledge, dispose of or propose to pledge or dispose of any of its equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other securities, including any securities convertible into or exchangeable for any of its shares or other equity securities or securities of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities;

(iii) with respect to any of the Target Entities, pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv) with respect to any of the Target Entities (other than the Seller, with respect to debt financings in the ordinary course of business), incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) make a loan or advance to or investment in any third party (other than advancement of expenses to employees of any of the Target Entities in the ordinary course of business), or guarantee or endorse any Indebtedness, Liability or obligation of any Person;

(v) increase the wages, salaries or compensation of its employees of any of the Target Entities other than in the ordinary course of business, consistent with past practice, and in any event not in the aggregate by more than five percent (5%), or make or commit to make any bonus payment (whether in cash, property or securities) to any employee, or materially increase other benefits of employees generally, or enter into, establish, materially amend or terminate any Company Benefit Plan, in each case other than as required by applicable Law, pursuant to the terms of any Company Benefit Plans or in the ordinary course of business consistent with past practice;

(vi) transfer or license to any Person or otherwise extend, materially amend or modify, permit to lapse or fail to preserve any material Company Registered IP, Company Licensed IP or other Company IP (excluding non-exclusive licenses of Company IP to Target Entity customers in the ordinary course of business consistent with past practice), or disclose to any Person who has not entered into a confidentiality agreement any Trade Secrets;

(vii) with respect to any of the Target Entities, terminate, or waive or assign any material right under, any Company Material Contract or enter into any Contract that would be a Company Material Contract, in any case outside of the ordinary course of business consistent with past practice or in connection with the terms of this Section 5.2 during the Interim Period;

(viii) fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(ix) establish any Subsidiary that is not directly or indirectly wholly-owned by the Company or enter into any new line of business;

(x) fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage substantially similar to that which is currently in effect;

(xi) revalue any of its material assets or make any material change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting with the Company’s outside auditors;

(xii) with respect to any of the Target Entities, waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, a Target Entity or its Affiliates) not in excess of $200,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Seller Financials;

Annex A-36

(xiii) with respect to any of the Target Entities, close or materially reduce its activities, or effect any layoff or other personnel reduction or change, at any of its facilities;

(xiv) with respect to any of the Target Entities, acquire, including by merger, consolidation, acquisition of equity interests or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business consistent with past practice;

(xv) with respect to any of the Target Entities, make capital expenditures in excess of $200,000 (individually for any project (or set of related projects) or $500,000 in the aggregate) other than in the ordinary course of business (excluding for the avoidance of doubt, incurring any Expenses);

(xvi) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than with respect to the Merger);

(xvii) with respect to any of the Target Entities, voluntarily incur any Liability or obligation (whether absolute, accrued, contingent or otherwise) in excess of $200,000 individually or $500,000 in the aggregate other than pursuant to the terms of a Company Material Contract or Company Benefit Plan or otherwise in the ordinary course of business;

(xviii) with respect to any of the Target Entities or of the Seller’s interest therein, sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xix) enter into any agreement, understanding or arrangement with respect to the voting of equity securities of the Company;

(xx) take any action that would reasonably be expected to significantly delay or impair the obtaining of any Consents of any Governmental Authority to be obtained in connection with this Agreement;

(xxi) accelerate the collection of any trade receivables or delay the payment of trade payables or any other liabilities other than in the ordinary course of business consistent with past practice;

(xxii) with respect to any of the Target Entities, enter into or amend, or waive any material rights under, any transaction with any Company Related Person (other than compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business consistent with past practice); or

(xxiii) authorize or agree to do any of the foregoing actions.

5.3 Conduct of Business of the Purchaser.

(a) Unless the Seller shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the Interim Period, except as expressly contemplated by this Agreement or the Ancillary Documents as required by applicable Law (including COVID-19 Measures) or as set forth on Schedule 5.3, the Purchaser shall, and shall cause its Subsidiaries to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to the Purchaser and its Subsidiaries and their respective businesses, assets and employees in all material respects, and (iii) take all commercially reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

(b) Without limiting the generality of Section 5.3(a) and except as contemplated by the terms of this Agreement or the Ancillary Documents, as required by applicable Law (including COVID-19 Measures) or as set forth on Schedule 5.3, during the Interim Period, without the prior written consent of the Seller (such consent not to be unreasonably withheld, conditioned or delayed), the Purchaser shall not, and shall cause its Subsidiaries to not:

(i) amend, waive or otherwise change, in any respect, its Organizational Documents except as required by applicable Law;

Annex A-37

(ii) except with respect to Permitted Splits, authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any of its equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other securities, including any securities convertible into or exchangeable for any of its equity securities or other security interests of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities; provided that neither the exercise or settlement of any option to acquire Purchaser Common Stock under any Purchaser Benefit Plan, in accordance with its terms, nor the exercise or conversion or conversion of any other convertible securities of the Purchaser, in each case in accordance with its terms, shall require the consent of the Seller and provided, further, that, during the Interim Period, the Purchaser shall be authorized to grant options exercisable for up to the number of shares of Purchaser Common Stock set forth in Schedule 5.3(b)(ii), provided that any such grants are made only to current employees or new hires of the Purchaser or any Subsidiary on terms substantially equivalent to then-outstanding options and are made on or prior to the date that the first amendment to the Proxy Statement (defined below) is filed by the Purchaser with the SEC;

(iii) except with respect to Permitted Splits, split, combine, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its shares or other equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv) incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) in excess of $200,000 individually or $500,000 in the aggregate, make a loan or advance to or investment in any third party (other than advancement of expenses to employees in the ordinary course of business), or guarantee or endorse any Indebtedness, Liability or obligation of any Person in excess of $200,000 individually or $500,000 in the aggregate (excluding, for the avoidance of doubt, the Intercompany Loan);

(v) increase the wages, salaries or compensation of its employees other than in the ordinary course of business, consistent with past practice, and in any event not in the aggregate by more than five percent (5%), or make or commit to make any bonus payment (whether in cash, property or securities) to any employee, or materially increase other benefits of employees generally, or enter into, establish, materially amend or terminate any Purchaser Benefit Plan, in each case other than as required by applicable Law, pursuant to the terms of any Purchaser Benefit Plans or in the ordinary course of business consistent with past practice;

(vi) make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Tax Return or claim for refund, or make any material change in its accounting or Tax policies or procedures, in each case except as required by applicable Law or in compliance with GAAP;

(vii) transfer or license to any Person or otherwise extend, materially amend or modify, permit to lapse or fail to preserve any material Purchaser Registered IP, Purchaser Licensed IP or other Purchaser IP (excluding non-exclusive licenses of Purchaser IP to the Purchaser’s or its Subsidiaries’ customers in the ordinary course of business consistent with past practice), or disclose to any Person who has not entered into a confidentiality agreement any Trade Secrets;

(viii) terminate, or waive or assign any material right under, any Purchaser Material Contract or enter into any Contract that would be a Purchaser Material Contract, in any case outside of the ordinary course of business consistent with past practice or in connection with the terms of this Section 5.3 during the Interim Period;

(ix) fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(x) establish any Subsidiary that is not directly or indirectly wholly-owned by the Purchaser or enter into any new line of business;

(xi) fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage substantially similar to that which is currently in effect;

Annex A-38

(xii) revalue any of its material assets or make any material change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting the Purchaser’s outside auditors;

(xiii) waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, the Purchaser or its Subsidiary) not in excess of $200,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Purchaser Financials;

(xiv) close or materially reduce its activities, or effect any layoff or other personnel reduction or change, at any of its facilities;

(xv) acquire, including by merger, consolidation, acquisition of equity interests or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business consistent with past practice;

(xvi) make capital expenditures in excess of $200,000 (individually for any project (or set of related projects) or $500,000 in the aggregate) other than in the ordinary course of business (excluding for the avoidance of doubt, incurring any Expenses);

(xvii) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization (other than with respect to the Merger);

(xviii) voluntarily incur any Liability or obligation (whether absolute, accrued, contingent or otherwise) in excess of $200,000 individually or $500,000 in the aggregate (excluding the incurrence of any Expenses) other than pursuant to the terms of a Purchaser Material Contract or Purchaser Benefit Plan or otherwise in the ordinary course of business;

(xix) sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xx) enter into any agreement, understanding or arrangement with respect to the voting of Purchaser Securities;

(xxi) take any action that would reasonably be expected to significantly delay or impair the obtaining of any Consents of any Governmental Authority to be obtained in connection with this Agreement;

(xxii) accelerate the collection of any trade receivables or delay the payment of trade payables or any other liabilities other than in the ordinary course of business consistent with past practice;

(xxiii) enter into or amend, or waive any material rights under, any transaction with any Purchaser Related Person (other than compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business consistent with past practice); or

(xxiv) authorize or agree to do any of the foregoing actions.

5.4 Annual and Interim Financial Statements.

(i) During the Interim Period, within thirty (30) calendar days following the end of each calendar month, and within forty-five (45) calendar days following the end of each three-month calendar quarterly period and each fiscal year, the Seller shall deliver to the Purchaser an unaudited consolidated income statement and an unaudited consolidated balance sheet of the Target Entities for the period from the Interim Balance Sheet Date through the end of such monthly or quarterly period or fiscal year and the applicable comparative period in the preceding fiscal year, in each case accompanied by a certificate of the Chief Financial Officer of the Company to the

Annex A-39

effect that all such financial statements fairly present the consolidated financial position and results of operations of the Target Entities as of the date or for the periods indicated, in accordance with GAAP, subject to year-end audit adjustments and excluding footnotes. From the date hereof through the Closing Date, the Seller will also promptly deliver to the Purchaser copies of any audited consolidated financial statements of the Target Entities that the Target Entities’ certified public accountants may issue.

(ii) During the Interim Period, within fifteen (15) calendar days following the end of each calendar month, and within thirty (30) calendar days following the end of each three-month calendar quarterly period and each fiscal year, the Purchaser shall deliver to the Seller an unaudited consolidated income statement and an unaudited consolidated balance sheet of the Purchaser for the period from the March 31, 2022 through the end of such monthly or quarterly period or fiscal year and the applicable comparative period in the preceding fiscal year, in each case accompanied by a certificate of the Chief Financial Officer of the Purchaser to the effect that all such financial statements fairly present the consolidated financial position and results of operations of the Purchaser as of the date or for the periods indicated, in accordance with GAAP, subject to year-end audit adjustments and excluding footnotes. From the date hereof through the Closing Date, the Purchaser will also promptly deliver to the Seller copies of any audited consolidated financial statements of the Purchaser that the Purchaser’s certified public accountants may issue.

5.5 Purchaser and Seller Public Filings.

(a) During the Interim Period, the Purchaser will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws and shall use its commercially reasonable efforts prior to the Closing to maintain the listing of the Purchaser Public Units, the Purchaser Common Stock and the Purchaser Public Warrants on Nasdaq; provided, that the Parties acknowledge and agree that from and after the Closing, the Parties intend to continue to list on Nasdaq only the Purchaser Common Stock and the Purchaser Public Warrants.

(b) During the Interim Period, the Seller will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws and shall use its commercially reasonable efforts prior to the Closing to maintain the listing of the Seller Common Stock.

5.6 No Solicitation.

(i) For purposes of this Agreement, (i) an “Acquisition Proposal” means any proposal or offer from any Person or group at any time relating to an Alternative Transaction, (ii) an “Alternative Transaction” means (A) with respect to the Seller, the Company and their Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning the sale of (x) all or any material part of the business or assets of the Target Entities (other than in the ordinary course of business consistent with past practice) or (y) any of the shares or other equity interests or profits of the Target Entities, in any case, whether such transaction takes the form of a sale of shares or other equity interests, assets, merger, consolidation, issuance of debt securities, management Contract, joint venture or partnership, or otherwise and (B) with respect to the Purchaser and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning any merger, acquisition or business combination which would restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of this Agreement involving Purchaser and (iii) a “Purchaser Superior Offer” means an Acquisition Proposal on terms that the board of directors of the Purchaser determines, in good faith, based upon consultations with its outside legal counsel and its financial advisors, are more favorable to the Purchaser’s stockholders than this Agreement and the transactions contemplated hereby, taken as a whole, after giving effect to any adjustments to the terms and conditions of this Agreement agreed to in writing by the Seller in response to such Acquisition Proposal, and is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of, and conditions to, the Purchaser Superior Offer and the Person making the Purchaser Superior Offer (including any financing required by such Person).

(b) During the Interim Period, in order to induce the other Parties to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated hereby, each Party shall not, and shall cause its Representatives to not, without the prior written consent of the Seller and the Purchaser, directly or indirectly, (i) solicit, assist, initiate or facilitate the making, submission or announcement of, or

Annex A-40

intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding such Party or its Affiliates or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or is intended or would reasonably be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party.

(c) Each Party shall notify the others as promptly as practicable (and in any event within 48 hours) in writing of the receipt by such Party or any of its Representatives of (i) any Acquisition Proposal or any bona fide requests for information or requests for discussions or negotiations that would reasonably be expected to result in an Acquisition Proposal, and (ii) any request for non-public information relating to such Party or its Affiliates in connection with any such Acquisition Proposal, specifying in each case, the material terms and conditions thereof. Each Party shall keep the others promptly informed of the status of any such proposals, offers or requests for information. During the Interim Period, each Party shall, and shall cause its Representatives to, immediately cease and cause to be terminated any solicitations, discussions or negotiations with any Person with respect to any Acquisition Proposal and shall, and shall direct its Representatives to, cease and terminate any such solicitations, discussions or negotiations.

(i) Notwithstanding anything in this Agreement to the contrary, including Section 5.6(b) during the Interim Period, the board of directors of the Purchaser, or any committee thereof, may, at any time prior to the date of the Purchaser Special Meeting: (a) (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) the Purchaser Recommendation; (ii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Purchaser Superior Offer; (iii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, or allow Purchaser to execute or enter into, any agreement related to an Purchaser Superior Offer; (iv) enter into any agreement, letter of intent, or agreement in principle requiring Purchaser or the effects of which is to require to abandon, terminate or fail to consummate the transactions contemplated hereby; (v) fail to recommend against a Purchaser Superior Offer; (vi) fail to re-affirm the Purchaser Recommendation at the written request of the Seller within five (5) Business Days of such request; or (vii) fail to include the Purchaser Recommendation in the Proxy Statement. If, in the cases of clauses (i) through (vii) above: (x) an unsolicited, bona fide written offer is made to the Purchaser by a third party for an Acquisition Proposal; (y) the board of directors of the Purchaser determines in good faith, after consultation with its financial advisors, that such offer constitutes a Purchaser Superior Offer; and (z) following consultation with outside legal counsel, the board of directors of the Purchaser determines that the withdrawal or modification of its approval of this Agreement or the transactions contemplated hereby or its recommendation that holders of Purchaser Securities adopt this Agreement and approve the transactions contemplated hereby is required to comply with the fiduciary duties of the board of directors of the Purchaser to the stockholders of the Purchaser under applicable Law, but only, in the case of clause (i) through (vii) above, (i) after providing written notice to Purchaser (a “Notice of Purchaser Superior Offer” advising the Seller that the board of directors of the Purchaser has received a Purchaser Superior Offer specifying the material terms and conditions of such Purchaser Superior Offer and identifying the person or persons making such Purchaser Superior Offer, and (ii) if the Seller does not, within three (3) Business Days of the Seller’s receipt of the Notice of Purchaser Superior Offer, make an offer that the board of directors of the Purchaser determines in good faith, after consultation with its financial advisors, to be at least as favorable to Purchaser’s stockholders as the Purchaser Superior Offer; provided that during such three (3) Business Day period, the Purchaser shall, and shall use commercially reasonable efforts to cause its financial and legal advisors to, negotiate in good faith with the Seller (to the extent the Seller wishes to negotiate) to enable the Seller to make such an offer; or (ii) other than in connection with an Acquisition Proposal, withdraw or modify its approval of this Agreement or the transactions contemplated hereby or its recommendation that holders of Purchaser Securities adopt this Agreement and approve the transactions contemplated hereby, if the board of directors of the Purchaser reasonably determines (after consultation with outside legal counsel) that the withdrawal or modification of such approval or recommendation is required to comply with the fiduciary duties of the board of directors of the Purchaser to the stockholders of the Purchaser under applicable Law.

Annex A-41

(d) Nothing contained in this Agreement shall prohibit the Purchaser or the board of directors of the Purchaser or any committee thereof from (x) taking and disclosing to the Purchaser’s stockholders a position contemplated by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act or issuing a “stop, look and listen” statement to the Purchaser’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act pending disclosure of its position thereunder or (ii) directing any Person (or the Representative of that Person) who makes an Acquisition Proposal to the provisions of this Section 5.6.

(e) During the Interim Period, the board of directors of the Seller, or any committee thereof, shall not: (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify) the Seller Recommendation; (ii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, any Alternative Transaction with respect to the Seller; (iii) approve, recommend or declare advisable, or propose publicly to approve, recommend or declare advisable, or allow the Seller or the Company to execute or enter into, any agreement related to an Alternative Transaction; (iv) enter into any agreement, letter of intent, or agreement in principle requiring or the effects of which is to require the Seller or the Company to abandon, terminate or fail to consummate the transactions contemplated hereby; (v) fail to recommend against any Alternative Transaction with respect to the Seller or the Company; (vi) fail to re-affirm the Seller Recommendation at the written request of the Purchaser within five (5) Business Days of such request; (vi) fail to include the Seller Recommendation in any solicitation materials that its prepares or sends to Seller Stockholders; or (vii) resolve or agree in writing to do any of the foregoing.

5.7 No Trading. Each of the Seller and the Purchaser acknowledges and agrees that it is aware, and that its Affiliates are aware (and each of their respective Representatives is aware or, upon receipt of any material nonpublic information of the Purchaser, will be advised) of the restrictions imposed by U.S. federal securities laws and the rules and regulations of the SEC and Nasdaq promulgated thereunder or otherwise (the “Federal Securities Laws”) and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company. Each of the Seller and the Purchaser hereby agrees that, while it is in possession of such material nonpublic information, it shall not purchase or sell any securities of the other (other than to engage in the Merger in accordance with Article I), communicate such information to any third party, take any other action with respect to the other Party in violation of such Laws, or cause or encourage any third party to do any of the foregoing.

5.8 Notification of Certain Matters. During the Interim Period, each Party shall give prompt notice to the other Parties if such Party or its Affiliates: (a) receives any notice or other communication in writing from any third party (including any Governmental Authority) alleging (i) that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or (ii) any non-compliance with any Law by such Party or its Affiliates; (b) receives any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; (c) discovers any fact or circumstance that, or becomes aware of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be expected to cause or result in any of the conditions to the Closing set forth in Article VII not being satisfied or the satisfaction of those conditions being materially delayed; or (d) becomes aware of the commencement or threat, in writing, of any Action against such Party or any of its Affiliates, or any of their respective properties or assets, or, to the Knowledge of such Party, any officer, director, partner, member or manager, in his, her or its capacity as such, of such Party or of its Affiliates with respect to the consummation of the transactions contemplated by this Agreement. No such notice shall constitute an acknowledgement or admission by the Party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached.

5.9 Efforts.

(a) Subject to the terms and conditions of this Agreement, each Party shall use its commercially reasonable efforts, and shall cooperate fully with the other Parties, to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws and regulations to consummate the transactions contemplated by this Agreement (including the receipt of all applicable Consents of Governmental Authorities) and to comply as promptly as practicable with all requirements of Governmental Authorities applicable to the transactions contemplated by this Agreement.

Annex A-42

(b) In furtherance and not in limitation of Section 5.9(a), to the extent required under any Laws that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (“Antitrust Laws”), each Party hereto agrees to make any required filing or application under Antitrust Laws, as applicable, at such Party’s sole cost and expense (subject to the last sentence of Section 8.3 with respect to Antitrust Expenses), with respect to the transactions contemplated hereby as promptly as practicable, to supply as promptly as reasonably practicable any additional information and documentary material that may be reasonably requested pursuant to Antitrust Laws and to take all other actions reasonably necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under Antitrust Laws as soon as practicable, including by requesting early termination of the waiting period provided for under the Antitrust Laws. Each Party shall, in connection with its efforts to obtain all requisite approvals and authorizations for the transactions contemplated by this Agreement under any Antitrust Law, use its commercially reasonable efforts to: (i) cooperate in all respects with each other Party or its Affiliates in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private Person; (ii) keep the other Parties reasonably informed of any communication received by such Party or its Representatives from, or given by such Party or its Representatives to, any Governmental Authority and of any communication received or given in connection with any proceeding by a private Person, in each case regarding any of the transactions contemplated by this Agreement; (iii) permit a Representative of the other Parties and their respective outside counsel to review any communication given by it to, and consult with each other in advance of any meeting or conference with, any Governmental Authority or, in connection with any proceeding by a private Person, with any other Person, and to the extent permitted by such Governmental Authority or other Person, give a Representative or Representatives of the other Parties the opportunity to attend and participate in such meetings and conferences; (iv) in the event a Party’s Representative is prohibited from participating in or attending any meetings or conferences, the other Parties shall keep such Party promptly and reasonably apprised with respect thereto; and (v) use commercially reasonable efforts to cooperate in the filing of any memoranda, white papers, filings, correspondence or other written communications explaining or defending the transactions contemplated hereby, articulating any regulatory or competitive argument, and/or responding to requests or objections made by any Governmental Authority.

(c) As soon as reasonably practicable following the date of this Agreement, the Parties shall reasonably cooperate with each other and use (and shall cause their respective Affiliates to use) their respective commercially reasonable efforts to prepare and file with Governmental Authorities requests for approval of the transactions contemplated by this Agreement and shall use all commercially reasonable efforts to have such Governmental Authorities approve the transactions contemplated by this Agreement. Each Party shall give prompt written notice to the other Parties if such Party or any of its Representatives receives any notice from such Governmental Authorities in connection with the transactions contemplated by this Agreement, and shall promptly furnish the other Parties with a copy of such Governmental Authority notice. If any Governmental Authority requires that a hearing or meeting be held in connection with its approval of the transactions contemplated hereby, whether prior to the Closing or after the Closing, each Party shall arrange for Representatives of such Party to be present for such hearing or meeting. If any objections are asserted with respect to the transactions contemplated by this Agreement under any applicable Law or if any Action is instituted (or threatened in writing to be instituted) by any applicable Governmental Authority or any private Person challenging any of the transactions contemplated by this Agreement or any Ancillary Document as violative of any applicable Law or which would otherwise prevent, materially impede or materially delay the consummation of the transactions contemplated hereby or thereby, the Parties shall use their commercially reasonable efforts to resolve any such objections or Actions so as to timely permit consummation of the transactions contemplated by this Agreement and the Ancillary Documents, including in order to resolve such objections or Actions which, in any case if not resolved, would reasonably be expected to prevent, materially impede or materially delay the consummation of the transactions contemplated hereby or thereby. In the event any Action is instituted (or threatened in writing to be instituted) by a Governmental Authority or private Person challenging the transactions contemplated by this Agreement, or any Ancillary Document, the Parties shall, and shall cause their respective Representatives to, reasonably cooperate with each other and use their respective commercially reasonable efforts to contest and resist any such Action and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement or the Ancillary Documents.

Annex A-43

(d) Prior to the Closing, each Party shall use its commercially reasonable efforts to obtain any Consents of Governmental Authorities or other third Persons as may be necessary for the consummation by such Party or its Affiliates of the transactions contemplated by this Agreement or required as a result of the execution or performance of, or consummation of the transactions contemplated by, this Agreement by such Party or its Affiliates, and the other Parties shall provide reasonable cooperation in connection with such efforts.

5.10 Tax Matters. Each of the Parties shall use its reasonable best efforts to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Parties shall (and each of the Parties shall cause their respective Subsidiaries not to) take any action, or fail to take any action, that would reasonably be expected to cause the Merger to fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. The Parties intend to report and, except to the extent otherwise required by a change in Law, shall report, for U.S. federal income tax purposes, the Merger as a “reorganization” within the meaning of Section 368(a) of the Code.

5.11 Further Assurances. The Parties hereto shall further cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as soon as reasonably practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings.

5.12 The Proxy Statement.

(a) On or prior to December 31, 2022, the Purchaser shall prepare with the reasonable assistance of the Seller, and file with the SEC a Proxy Statement (as amended, the “Proxy Statement”) for the purpose of soliciting proxies from Purchaser stockholders for the matters to be acted upon at the Purchaser Special Meeting. The Proxy Statement shall include proxy materials for the purpose of soliciting proxies from Purchaser stockholders to vote, at a special meeting of the Purchaser’s stockholders to be called and held for such purpose (the “Purchaser Special Meeting”), in favor of resolutions approving (i) the adoption and approval of this Agreement, and the transactions contemplated hereby or referred to herein, including the Merger, by the holders of Purchaser Common Stock in accordance with the Purchaser’s Organizational Documents, the DCGL and the rules and regulations of the SEC and Nasdaq and (ii) the approval of the Amended Purchaser Certificate of Incorporation to in part increase the authorized capital stock of the Purchaser; and (iii) such other matters as the Seller and the Purchaser shall hereafter mutually determine to be necessary or appropriate in order to effect the Merger and the other transactions contemplated by this Agreement (the approvals described in foregoing clauses (i) through (iii), collectively, the “Purchaser Stockholder Approval Matters”); and (iv) the adjournment of the Purchaser Special Meeting, if necessary or desirable in the reasonable determination of the Purchaser. If on the date for which the Purchaser Special Meeting is scheduled, the Purchaser has not received proxies representing a sufficient number of shares to obtain the Required Purchaser Stockholder Approval, whether or not a quorum is present, the Purchaser may make one or more successive postponements or adjournments of the Purchaser Special Meeting. In connection with the Proxy Statement, the Purchaser will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable Law and applicable proxy solicitation rules set forth in the Purchaser’s Organizational Documents and the rules and regulations of the SEC and Nasdaq. The Purchaser shall cooperate and provide the Seller (and its counsel) with sufficient opportunity to review and comment on the Proxy Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Seller shall provide the Purchaser with such information concerning the Target Entities and their stockholders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Proxy Statement, or in any amendments or supplements thereto.

(b) The Purchaser shall use its best efforts take any and all reasonable and necessary actions required to satisfy the requirements of the Exchange Act and other applicable Laws in connection with the Proxy Statement and the Purchaser Special Meeting. Each of the Purchaser and the Seller shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Seller, the Purchaser and, after the Closing, the Purchaser Representative, and their respective Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Proxy Statement, and responding in a timely manner to comments from the SEC. Each Party shall promptly correct any information provided by it for use in the Proxy Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as

Annex A-44

otherwise required by applicable Laws. The Purchaser shall amend or supplement the Proxy Statement and cause the Proxy Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to the Purchaser’s stockholders, in each case as and to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and the Purchaser’s Organizational Documents.

(c) The Purchaser, with the assistance of the other Parties, shall use its commercially reasonable best efforts to promptly respond to any SEC comments on the Proxy Statement and shall otherwise use its commercially reasonable best efforts to cause the Proxy Statement to “clear” comments from the SEC and become effective. The Purchaser shall provide the Seller with copies of any written comments, and shall inform the Seller of any material oral comments, that the Purchaser or its Representatives receive from the SEC or its staff with respect to the Proxy Statement, the Purchaser Special Meeting promptly after the receipt of such comments and shall give the Seller a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments.

(d) As soon as practicable following the Proxy Statement “clearing” comments from the SEC and becoming effective, the Purchaser shall distribute the Proxy Statement to the Purchaser’s stockholders, and, pursuant thereto, shall call the Purchaser Special Meeting in accordance with the DGCL for a date no later than thirty (30) days following the “clearing” of comments on the Proxy Statement.

(e) The Purchaser shall comply with all applicable Laws, any applicable rules and regulations of Nasdaq, the Purchaser’s Organizational Documents and this Agreement in the preparation, filing and distribution of the Proxy Statement, any solicitation of proxies thereunder, the calling and holding of the Purchaser Special Meeting.

(f) If (i) the Purchaser or its counsel fail to respond to SEC comments related to the Proxy Statement within five (5) Business Days following receipt all required documentation required from third parties, including, but not limited to the Seller, auditors of each of the Purchaser and the Seller and any other third party advisors of the Purchaser and the Seller, (ii) the Purchaser does not cause the Proxy Statement to be mailed to its stockholders within ten (10) days following SEC clearance, or (iii) a quorate meeting of the Purchaser’s stockholders is not duly convened for the purpose of obtaining the Conversion Approvals within forty (40) days following the mailing of the Proxy Statement to the Purchaser’s stockholders, then unless prohibited by Delaware law governing distributions to stockholders, all issued and outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall be immediately and automatically redeemed by the Corporation, and all accrued and unpaid dividends thereon to the date of redemption extinguished, in consideration of the right to receive an aggregate amount, in respect of all shares of Series A Preferred Stock and Series B Preferred Stock, for $1.00 in cash (with any accrued but unpaid dividends being extinguished) and Delaware Sub shall issue to the Seller a number of shares of its common stock so that the Seller shall own 93.3% of Delaware Sub following such issuance and the Purchaser shall own 6.7% of Delaware Sub. Notwithstanding anything to the contrary herein, if the occurrence of the events described herein are due to the failure of the Seller or its Representatives to provide to the Purchaser or its Representatives on a reasonably timely basis any information, document or statement reasonably requested or required by the Purchaser in connection therewith, the Series A Preferred Stock and Series B Preferred Stock shall not be redeemed nor shall the shares of Delaware Sub be issued pursuant to this Section 5.12(f).

5.13 The Seller Information Statement.

(a) As promptly as practicable after the date hereof, the Seller shall prepare with the reasonable assistance of the Purchaser, and file with the SEC an Information Statement (as amended, the “Information Statement”) for the purpose of informing the Seller’s stockholders of the matters approved by the Seller by written consent. The Information Statement shall include information regarding (i) the adoption and approval of this Agreement, and the transactions contemplated hereby or referred to herein, including the Merger, by the holders of Seller Common Stock in accordance with the Seller’s Organizational Documents, the NRS and the rules and regulations of the SEC and (ii) the approval of such other matters as the Seller and the Purchaser shall hereafter mutually determine to be necessary or appropriate in order to effect the Merger and the other transactions contemplated by this Agreement (the approvals described in the foregoing clauses (i) and (ii), collectively, the “Seller Stockholder Approval Matters”). In connection with the Information Statement, the Seller will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable Law and applicable written consent rules set forth in the Seller’s Organizational Documents and the rules and regulations of the SEC. The Seller shall cooperate and provide the Purchaser (and its counsel) with sufficient

Annex A-45

opportunity to review and comment on the Information Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Purchaser shall provide the Seller with such information concerning their stockholders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Information Statement, or in any amendments or supplements thereto.

(b) The Seller shall use its best efforts take any and all reasonable and necessary actions required to satisfy the requirements of the Exchange Act and other applicable Laws in connection with the Information Statement. The Purchaser shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Seller, and their respective Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Information Statement, and responding in a timely manner to comments from the SEC. Each Party shall promptly correct any information provided by it for use in the Information Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by applicable Laws. The Seller shall amend or supplement the Information Statement and cause the Information Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to the Seller’s stockholders, in each case as and to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and the Seller’s Organizational Documents.

(c) The Seller, with the assistance of the other Parties, shall use its best efforts to promptly respond to any SEC comments on the Information Statement and shall otherwise use its commercially reasonable best efforts to cause the Information Statement to “clear” comments from the SEC. The Seller shall provide the Purchaser with copies of any written comments, and shall inform the Purchaser of any material oral comments, that the Seller or its Representatives receive from the SEC or its staff with respect to the Information Statement, promptly after the receipt of such comments and shall give the Purchaser a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments.

(d) As soon as practicable following the Information Statement “clearing” comments from the SEC and becoming effective, the Seller shall distribute the Information Statement to the Seller’s stockholders.

(e) The Seller shall comply with all applicable Laws, any applicable rules and regulations of the Seller’s Organizational Documents and this Agreement in the preparation, filing and distribution of the Information Statement.

(f) If (i) the Seller or its counsel fail to respond to SEC comments related to the Information Statement within five (5) Business Days following receipt of all required documentation required from third parties, including, but not limited to the Purchaser, auditors of each of the Purchaser and the Seller and any other third party advisors of the Purchaser and the Seller, (ii) the Seller does not cause the Information Statement to be mailed to its stockholders within ten (10) days following SEC clearance, or (iii) the Required Seller Stockholder Approval has not been received by December 1, 2022, Seller shall pay to the Purchaser an amount equal to $50,000 per day of delay, and if the Required Seller Stockholder Approval has not been received by January 1, 2023, the Seller shall pay to the Purchaser an amount equal to $10,000,000. For the avoidance of doubt, for purposes of the foregoing clause (iii) of this Section 5.13(f), receipt of the Required Seller Stockholder Approval requires compliance with Rule 14(c)(2) of the Exchange Act and expiration of the waiting period prescribed thereunder. The Parties expressly acknowledge and agree that the payment of the amounts provided in this paragraph shall, in light of the difficulty of accurately determining actual damages, constitute partial liquidated damages.

5.14 Nasdaq Change of Control Application . The Parties shall use commercially reasonable best efforts to ensure that the application for Purchaser’s change of control is filed with Nasdaq (the “Nasdaq Change of Control Application”). Each of the Parties shall use commercially reasonable best efforts to respond to any questions from Nasdaq with respect to the Nasdaq Change of Control Application promptly following receipt of such questions, but in no event later than ten (10) Business Days following receipt of such questions.

Annex A-46

5.15 Ownership Changes. As stated in the recitals to this Agreement, the Parties desire, subject to respective Conversion Approvals and Nasdaq approval, that following the transactions contemplated by this Agreement (i) the stockholders of the Seller own 75% of the Purchaser Common Stock as measured based on the number of shares of Purchaser Common Stock outstanding immediately prior to the Closing and (ii) the Purchaser through wholly-owned subsidiaries own 100% of the operating Subsidiaries of the Seller; provided, however, that:

(a) In the event that the Purchaser does not receive by June 30, 2023 the Series A Conversion Approval with respect to the issuance by the Purchaser of more than 20% of its issued and outstanding Common Stock related to the shares of Purchaser Common Stock underlying the Series A Preferred Stock (the “Series A Trigger Event”), then (i) unless prohibited by Delaware law governing distributions to stockholders, all issued and outstanding shares of Series A Preferred Stock shall be immediately and automatically redeemed by the Purchaser, and all accrued and unpaid dividends thereon to the date of redemption extinguished, in consideration of the right to receive an aggregate amount, in respect of all shares of Series A Preferred Stock, of $1.00 in cash, and (ii) the Purchaser shall, within ten (10) Business Days following the Series A Trigger Event, cause Delaware Sub to issue to the Seller the amount of shares of the common stock of Delaware Sub as needed to cause the Seller to own 27% of the total issued and outstanding common stock of Delaware Sub. The recipient of the proceeds of any redemption hereunder shall reimburse the Purchaser for any excise or similar tax imposed in connection therewith. Notwithstanding anything to the contrary herein, if the occurrence of the Series A Trigger Event is due to the failure of the Seller or its Representatives to provide to the Purchaser or its Representatives on a reasonably timely basis any information, document or statement reasonably requested or required by the Purchaser in connection therewith, no Series A Preferred Stock shall be redeemed pursuant to this Section 5.15(a) and no common stock of Delaware Sub shall be issued to the Seller by Delaware Sub.

(b) In the event that (i) the Purchaser does not receive by June 30, 2023 the Series B Conversion Approval with respect to the issuance by the Purchaser of more than 20% of its issued and outstanding Purchaser Common Stock related to the shares of Purchaser Common Stock underlying the Series B Preferred Stock or (ii) the Nasdaq Change of Control Application is rejected or (iii) Nasdaq requires Material Restrictions in order to approve the Nasdaq Change of Control Application (each, a “Series B Trigger Event”), the holders of the Series B Preferred Stock, at its sole option, shall have the right, but not the obligation, to reduce the stated value of the Series B Preferred Stock (at issuance $1,000,000,000 in the aggregate) to no less than $666,666,667 in exchange for shares of common stock of Delaware Sub and force the Purchaser to redeem the Series A Preferred within ninety (90) days of such Series B Trigger Event. The maximum number of shares of common stock of Delaware Sub that Delaware Sub shall be forced to issue if the conditions of this Section 5.15(b), are satisfied shall be 33% of its issued and outstanding shares of common stock. The recipient of the proceeds of any redemption hereunder shall reimburse the Purchaser for any excise or similar tax imposed in connection therewith. Notwithstanding anything to the contrary herein, if the occurrence of the Series B Trigger Event is due to the failure of the Seller or its Representatives to provide to the Purchaser or its Representatives on a reasonably timely basis any information, document or statement reasonably requested or required by the Purchaser in connection therewith, no Series B Preferred Stock shall be redeemed pursuant to this Section 5.15(b) and no common stock of Delaware Sub shall be issued to the Seller by Delaware Sub. Further notwithstanding the foregoing, if Seller refuses to comply with the reasonable requests of the Nasdaq Stock Market in connection with the Nasdaq Change of Control Application, no Series B Preferred Stock shall be redeemed pursuant to this Section 5.15(b) and no common stock of Delaware Sub shall be issued to the Seller by Delaware Sub.

(c) The Parties hereby agree that the total amount owed by the Purchaser in connection with the redemptions of either the Series A Preferred or the Series B Preferred pursuant to this Section 5.15 and their respective Certificate of Designation shall be offset by any and all amounts of any outstanding intercompany loans as between the Purchaser and Delaware Sub.

5.16 The Purchaser Post-Closing Registration Statement

(a) Within six (6) months following the Closing, the Purchaser shall prepare with the reasonable assistance of the Seller, and file with the SEC a registration statement on Form S-1 (as amended or supplemented from time to time, the “Registration Statement”) in connection with the registration under the Securities Act of the Seller Distribution. In connection with the Registration Statement, the Purchaser will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable Law and applicable registration statement rules set forth in the Purchaser’s Organizational Documents and the rules and

Annex A-47

regulations of the SEC and Nasdaq. The Purchaser shall cooperate and provide the Seller (and its counsel) with sufficient opportunity to review and comment on the Registration Statement and any amendment or supplement thereto prior to filing the same with the SEC. The Seller shall provide the Purchaser with such information concerning the Target Companies and their stockholders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Registration Statement, or in any amendments or supplements thereto.

(b) The Purchaser shall take any and all reasonable and necessary actions required to satisfy the requirements of the Securities Act, the Exchange Act and other applicable Laws in connection with the Registration Statement. Each of the Purchaser and the Seller shall, and shall cause each of its Subsidiaries to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Seller, the Purchaser and, after the Closing, the Purchaser Representative, and their respective Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Registration Statement, and responding in a timely manner to comments from the SEC. Each Party shall promptly correct any information provided by it for use in the Registration Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by applicable Laws. The Purchaser shall amend or supplement the Registration Statement and cause the Registration Statement, as so amended or supplemented, to be filed with the SEC to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and the Purchaser’s Organizational Documents.

(c) The Purchaser, with the assistance of the other Parties, shall promptly respond to any SEC comments on the Registration Statement and shall otherwise use its commercially reasonable efforts to cause the Registration Statement to “clear” comments from the SEC and become effective. The Purchaser shall provide the Seller with copies of any written comments, and shall inform the Seller of any material oral comments, that the Purchaser or its Representatives receive from the SEC or its staff with respect to the Registration Statement promptly after the receipt of such comments and shall give the Seller a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments.

(d) As soon as practicable following the Registration Statement “clearing” comments from the SEC and becoming effective, the Purchaser shall request the SEC to declare the Registration Statement effective.

5.17 Public Announcements.

(a) The Parties agree that during the Interim Period no public release, filing or announcement concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby shall be issued by any Party or any of their Affiliates without the prior written consent of the Purchaser and the Seller (which consent shall not be unreasonably withheld, conditioned or delayed), except as such release or announcement may be required by applicable Law or the rules or regulations of any securities exchange, in which case the applicable Party shall use commercially reasonable efforts to allow the other Parties reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b) The Parties shall mutually agree upon and, as promptly as practicable after the execution of this Agreement (but in any event within four (4) Business Days thereafter), issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release, each of the Purchaser and the Seller shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Federal Securities Laws, which the Seller shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Purchaser and the Seller reviewing, commenting upon and approving each other’s Signing Filing in any event no later than the third (3rd) Business Day after the execution of this Agreement). The Parties shall mutually agree upon and, as promptly as practicable after the Closing (but in any event within four (4) Business Days thereafter), issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release, the Purchaser shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Federal Securities Laws. In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a Party to any Governmental Authority or other third party in

Annex A-48

connection with the transactions contemplated hereby, each Party shall, upon request by any other Party, furnish the Parties with all information concerning themselves, their respective directors, officers and equity holders, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby, or any other report, statement, filing, notice or application made by or on behalf of a Party to any third party and/ or any Governmental Authority in connection with the transactions contemplated hereby.

5.18 Confidential Information.

(a) The Seller Group hereby agrees that, during the Interim Period and, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, it shall, and shall cause its Representatives to: (i) treat and hold in strict confidence any Purchaser Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing their obligations hereunder or thereunder, enforcing their rights hereunder or thereunder, or in furtherance of their authorized duties on behalf of the Purchaser or its Subsidiaries), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Purchaser Confidential Information without the Purchaser’s prior written consent; and (ii) in the event that the Seller Group or any of its Representatives, during the Interim Period or, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, becomes legally compelled to disclose any Purchaser Confidential Information, (A) provide the Purchaser to the extent legally permitted with prompt written notice of such requirement so that the Purchaser or an Affiliate thereof may seek, at Purchaser’s cost, a protective Order or other remedy or waive compliance with this Section 5.18(a), and (B) in the event that such protective Order or other remedy is not obtained, or the Purchaser waives compliance with this Section 5.18(a), furnish only that portion of such Purchaser Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Purchaser Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Seller Group shall, and shall cause its Representatives to, promptly deliver to the Purchaser or destroy (at the Purchaser’s election) any and all copies (in whatever form or medium) of Purchaser Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon; provided, however, that the Seller Group and its Representatives shall be entitled to keep any records required by applicable Law or bona fide record retention policies; and provided, further, that any Purchaser Confidential Information that is not returned or destroyed shall remain subject to the confidentiality obligations set forth in this Agreement. Notwithstanding the foregoing, the Seller Group and its Representatives shall be permitted to disclose any and all Purchaser Confidential Information to the extent required by the Federal Securities Laws.

(b) The Purchaser hereby agrees that during the Interim Period and, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination, it shall, and shall cause its Representatives to: (i) treat and hold in strict confidence any Seller Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing its obligations hereunder or thereunder or enforcing its rights hereunder or thereunder), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Seller Confidential Information without the Seller’s prior written consent; and (ii) in the event that the Purchaser or any of its Representatives, during the Interim Period or, in the event that this Agreement is terminated in accordance with Article VIII, for a period of two (2) years after such termination (and continuing with respect to Seller Confidential Information that is a Trade Secret so long as such Trade Secret is protectable under applicable Law), becomes legally compelled to disclose any Seller Confidential Information, (A) provide the Seller to the extent legally permitted with prompt written notice of such requirement so that the Seller may seek, at the Seller’s sole expense, a protective Order or other remedy or waive compliance with this Section 5.18(b) and (B) in the event that such protective Order or other remedy is not obtained, or the Seller waives compliance with this Section 5.18(b), furnish only that portion of such Seller Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Seller Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Purchaser shall, and shall cause its Representatives to, promptly deliver to the Seller or destroy (at the Seller’s election) any and all copies (in whatever form or medium) of Seller Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon; provided,

Annex A-49

however, that the Purchaser and its Representatives shall be entitled to keep any records required by applicable Law or bona fide record retention policies; and provided, further, that any Seller Confidential Information that is not returned or destroyed shall remain subject to the confidentiality obligations set forth in this Agreement. Notwithstanding the foregoing, the Purchaser and its Representatives shall be permitted to disclose any and all Seller Confidential Information to the extent required by the Federal Securities Laws.

5.19 Post-Closing Board of Directors and Executive Officers.

(a) The Parties shall take all necessary action, including causing the directors of the Purchaser to resign, so that as of the Effective Time (and giving effect to the effectiveness of the Amended Purchaser Certificate of Incorporation), the Purchaser’s board of directors (the “Post-Closing Purchaser Board”) will consist of six (6) individuals, comprised of (i) two (2) Preferred Board Members designated by the holder of the majority of Series B Preferred Stock, and (ii) four (4) directors designated by the Purchaser, at least three (3) of whom shall qualify as an independent director under the Securities Act and the listing standards of Nasdaq, one of whom shall be Darren Mercer and the other of whom shall qualify as an independent director under the Securities Act and the listing standards of Nasdaq, in each case subject to each individual’s ability and willingness to serve and who shall serve until such individual’s successor is duly elected or appointed and qualified in accordance with applicable Law. The Parties will use commercially reasonable efforts to identify the designees not named herein in advance of and for inclusion in the Proxy Statement. In the event any designee becomes unable or unwilling to serve prior to the Effective Time on the Post-Closing Purchaser Board in the role identified, a replacement for such designee shall be determined prior to the Effective Time in accordance with the principles set forth in this Section 5.19. The Purchaser will enter into customary indemnification agreements with such designees in form and substance reasonably acceptable to them. The Parties contemplate that from and after the Effective Time, the Post-Closing Purchaser Board will constitute and appoint an advisory board composed of six (6) members as a consultative body to advise the Post-Closing Purchaser Board.

5.20 Indemnification of Directors and Officers; Tail Insurance.

(a) The Parties agree that all rights to exculpation, indemnification and advancement of expenses existing in favor of the current or former directors and officers of the Purchaser Entities and each Person who served as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise at the request of the Purchaser Entities (the “D&O Indemnified Persons”) as provided in their respective Organizational Documents or under any indemnification, employment or other similar agreements between any D&O Indemnified Person and the Purchaser, in each case as in effect on the date of this Agreement, shall survive the Closing and continue in full force and effect in accordance with their respective terms to the extent permitted by applicable Law. For a period of six (6) years after the Effective Time, the Purchaser shall cause the Organizational Documents of the Purchaser and the Surviving Company to contain provisions no less favorable with respect to exculpation and indemnification of and advancement of expenses to D&O Indemnified Persons than are set forth as of the date of this Agreement in the Organizational Documents of the Purchaser Entities to the extent permitted by applicable Law. The provisions of this Section 5.17 shall survive the consummation of the Merger and are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Persons and their respective heirs and Representatives.

(b) For the benefit of the Purchaser Entities’ directors and officers, the Purchaser shall be permitted prior to the Effective Time to obtain and fully pay the premium for a “tail” insurance policy that provides coverage for up to a six-year period from and after the Effective Time for events occurring prior to the Effective Time (the “Purchaser D&O Tail Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than the Purchaser’s existing policy or, if substantially equivalent insurance coverage is unavailable, the best available coverage. If obtained, the Purchaser shall maintain the Purchaser D&O Tail Insurance in full force and effect, and continue to honor the obligations thereunder, and the Purchaser shall timely pay or caused to be paid all premiums with respect to the Purchaser D&O Tail Insurance.

(c) For the benefit of the Company’s and its Subsidiary’s directors, managers and officers, the Company shall be permitted prior to the Effective Time to obtain and fully pay the premium for a “tail” insurance policy that provides coverage for up to a six-year period from and after the Effective Time for events occurring prior to the Effective Time (the “Company D&O Tail Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than the Company’s existing policy or, if substantially equivalent insurance

Annex A-50

coverage is unavailable, the best available coverage. If obtained, the Purchaser shall maintain the Company D&O Tail Insurance in full force and effect from and after the Closing, and continue to honor the obligations thereunder, and the Purchaser shall from and after the Closing timely pay or cause to be paid all premiums with respect to the Company D&O Tail Insurance.

5.21 Reserved.

5.22 Listing.

(a) During the Interim Period, (i) the Purchaser shall use its commercially reasonable efforts to ensure that the Purchaser remains listed as a public company on, and for Purchaser Common Stock, Purchaser Public Warrants and Purchaser Public Units to be listed on, Nasdaq, and (ii) the Seller shall use its commercially reasonable efforts to ensure that the Seller remains listed as a public company on, and for shares of Seller Common Stock to be listed on, the OTC Markets.

(b) The Purchaser shall use its commercially reasonable efforts to cause the Purchaser Common Stock to be issued in connection with the transactions to be approved for listing on Nasdaq as promptly as practicable following the issuance thereof, subject to official notice of issuance, prior to the Closing Date.

5.23 Purchaser Lock-Up Agreements. During the Interim Period, the Purchaser shall use its commercially reasonable efforts to cause each institutional holder of at least 5% of Purchaser Common Stock to enter into a lock-up agreement, providing for a lock-up period of six (6) months, and substantially in the form of Exhibit B-1, to become effective upon or prior to the Closing (each, a “Purchaser Lock-Up Agreement”).

5.24 Amended Purchaser Loan. On the date hereof, the Purchaser shall irrevocably amend and restate the previously extended loan to the Seller in the form of Exhibit F hereto (the “Amended Purchaser Loan”), to, in part, increase the principal amount of the Purchaser Loan from $3.5 million to $23.7 million and shall fund the unfunded balance of such Amended Purchaser Loan within three (3) Business Days after the date hereof.

5.25 Amended Seller SEC Reports. The Company shall use commercially reasonable efforts to cause each of the Amended Seller SEC Reports to be duly filed with the SEC as promptly as practicable after the date hereof, but in any event not later than forty-five (45) days following the date hereof.

5.26 Delaware Sub Formation and Joinder. The Purchaser shall, as soon as reasonably practicable following the execution and delivery of this Agreement, take all requisite action to cause Delaware Sub (i) to be duly formed and organized under the DGCL as a wholly-owned subsidiary of the Seller, (ii) to execute a joinder to this Agreement in form and substance reasonably acceptable to the Purchaser (the “Delaware Sub Joinder”), and (ii) take all requisite corporate action to approve and authorize this Agreement and the transactions contemplated hereby. At or immediately prior to the Closing, the Purchaser and Delaware Sub shall enter into the Intercompany Loan. From and after the date of execution of the Delaware Sub Joinder (the “Delaware Sub Joinder Date”), Delaware Sub shall for all purposes be deemed a Party to and bound by this Agreement

5.27 Company Formation and Joinder. The Seller shall, as soon as reasonably practicable following the execution and delivery of this Agreement, take all requisite action to cause the Company (a) to be duly incorporated under the BVI Act as a wholly-owned subsidiary of the Seller, (b) to execute a joinder to this Agreement in form and substance reasonably acceptable to the Purchaser (the “Company Joinder”), and (c) take all requisite corporate action to approve and authorize this Agreement and the transactions contemplated hereby. From and after the date of execution of the Company Joinder (the “Company Joinder Date”), the Company shall for all purposes be deemed a Party to and bound by this Agreement.

5.28 BVI Sub Formation and Joinder. The Purchaser (and, from and after the Delaware Sub Joinder Date, Delaware Sub) shall, as soon as reasonably practicable following the execution and delivery of this Agreement, take all requisite action to cause BVI Sub (a) to be duly incorporated under the BVI Act as a wholly-owned subsidiary of Delaware Sub, (b) to execute a joinder to this Agreement in form and substance reasonably acceptable to the Seller (the “BVI Sub Joinder”), and (c) take all requisite corporate action to approve and authorize this Agreement and the transactions contemplated hereby. From and after the date of execution of the BVI Sub Joinder (the “BVI Sub Joinder Date”), BVI Sub shall for all purposes be deemed a Party to and bound by this Agreement.

Annex A-51

5.29 Target Contribution. The Seller (and, from and after the Company Joinder Date, the Company, and from and after the Delaware Sub Joinder Date, Delaware Sub and the Purchaser) shall, as soon as reasonably practicable prior to the Closing (or within thirty (30) days following the Required Seller Stockholder Approval in the case of the Purchaser’s payment of the Assumed Liabilities), take all requisite action to effect the Target Contribution.

5.30 Mmobuosi Beneficial Interest. The Parties agree that if, at the time of the Seller Distribution and as a result thereof, Dozy Mmobuosi would become the beneficial owner of more than 19.9% of the issued and outstanding Purchaser Common Stock, then at the time of the Seller Distribution all of the Purchaser Common Stock beneficially held by him will be exchanged for shares (the “Mmobuosi Series C Preferred Shares”) of a new series of preferred stock of the Purchaser, to be designated Series C Preferred Stock, having such rights, preferences and privileges as shall be mutually agreed between the Purchaser and the Seller, provided that the Mmobuosi Series C Preferred Shares shall carry the full economic benefits of the Purchaser Common Stock for which they were exchanges, but which shall confer voting rights in the aggregate not greater than 19.9% of the aggregate voting rights of all voting securities of the Purchaser from time to time.

5.31 Voting Agreements. During the Interim Period, the Purchaser shall use its commercially reasonable efforts to procure Purchaser Support Agreements in the form of Exhibit A-1 from additional significant stockholders.

5.32 Seller Budget. During the Interim Period, the Purchaser and the Seller shall mutually agree on a budget for Seller for the remaining fiscal year ending December 31, 2022 and the fiscal year ended December 31, 2023. The Purchaser agrees to loan to the Seller the amounts needed to fund such budget for such period and upon the conversion or redemption of the Series B Preferred, the Purchaser shall forgive such loan, provided however, if the Series B is redeemed, the outstanding amount of such loan, plus accrued interest shall offset any amounts owed under such redemption.

ARTICLE VI
INDEMNIFICATION

6.1 Indemnification. Subject to the terms and conditions of this Article VI and as acknowledged in the Letter of Transmittal executed by the Seller Group, from and after the Closing, the Seller Group and their respective successors and assigns (each, with respect to any claim made pursuant to this Agreement, an “Indemnifying Party”) will severally indemnify, defend and hold harmless the Purchaser, the Purchaser Representative, their respective Affiliates and each of their respective officers, directors, managers, employees, successors and permitted assigns (each, with respect to any claim made pursuant to this Agreement, an “Indemnified Party”) from and against any and all losses, Actions, Orders, Liabilities, damages (including consequential damages), diminution in value, Taxes, interest, penalties, Liens, amounts paid in settlement, costs and expenses (including reasonable expenses of investigation and court costs and reasonable attorneys’ fees and expenses), (any of the foregoing, a “Loss”) paid, suffered or incurred by, or imposed upon, any Indemnified Party to the extent arising in whole or in part out of or resulting directly or indirectly from (whether or not involving a Third Party Claim) the Indemnifiable Matters.

6.2 Limitations and General Indemnification Provisions.

(a) Except as otherwise expressly provided in this this Article VI, the Indemnified Parties will not be entitled to receive any indemnification payments under Section 6.1 with respect to Special Litigation Indemnity Matters unless and until the aggregate amount of Losses incurred by the Indemnified Parties for which they are otherwise entitled to indemnification in respect of Special Litigation Indemnity Matters under this Article VI exceeds One Million U.S. Dollars ($1,000,000) (the “Basket”), in which case the Indemnifying Parties shall be obligated to the Indemnified Parties for the amount of all Losses of the Indemnified Parties in respect of Special Litigation Indemnity Matters from the first dollar of Losses of the Indemnified Parties required to reach the Basket; provided, however, that for the avoidance of doubt the Basket shall not apply to claims in respect of any Indemnifiable Matters other than the Special Litigation Indemnity Matters.

(b) The maximum amount of indemnification payments which the Indemnifying Parties will be obligated to pay in the aggregate, including all Indemnifiable Matters, shall not exceed the amount of the Escrow Property in the Escrow Account at such time.

(c) In no event shall any Indemnified Party be entitled to recover or make a claim for any amounts in respect of, and in no event shall Losses be deemed to include, any punitive, special or exemplary damages except to the extent actually paid to a third party in a Third Party Claim.

Annex A-52

(d) No investigation or knowledge by an Indemnified Party or the Purchaser Representative or their respective Representatives of an Indemnifiable Matter shall affect the covenants and agreements of the Indemnifying Party or the recourse available to the Indemnified Parties under this Article VI, with respect thereto.

(e) The amount of any Losses suffered or incurred by any Indemnified Party shall be reduced by the amount of any insurance proceeds paid to the Indemnified Party or any Affiliate thereof as a reimbursement with respect to such Losses (and no right of subrogation shall accrue to any insurer hereunder, except to the extent that such waiver of subrogation would prejudice any applicable insurance coverage), net of the costs of collection and the increases in insurance premiums resulting from such Loss or insurance payment.

(f) The Indemnifying Parties shall have no indemnification obligation in respect of any Claim Notice which is delivered by the Purchaser Representative in accordance with Section 6.3 hereof after the Escrow Expiration Date.

6.3 Indemnification Procedures.

(a) The Purchaser Representative shall have the sole right to act on behalf of the Indemnified Parties with respect to any indemnification claims made pursuant to this Article VI, including bringing and settling any indemnification claims hereunder and receiving any notices on behalf of the Indemnified Parties. The Seller Representative shall have the sole right to act on behalf of the Indemnifying Parties with respect to any indemnification claims made pursuant to this Article VI, including defending and settling any indemnification claims hereunder and receiving any notices on behalf of the Indemnifying Parties.

(b) In order to make a claim for indemnification hereunder, the Purchaser Representative on behalf of an Indemnified Party must provide written notice (a “Claim Notice”) of such claim to the Seller Representative on behalf of the Indemnifying Parties and to the Escrow Agent, which Claim Notice shall include (i) a reasonable description of the facts and circumstances which relate to the subject matter of such indemnification claim to the extent then known and (ii) the amount of Losses suffered by the Indemnified Party in connection with the claim to the extent known or reasonably estimable (provided, that the Purchaser Representative may thereafter in good faith adjust the amount of Losses with respect to the claim by providing a revised Claim Notice to the Seller Representative and the Escrow Agent); provided, that the copy of any Claim Notice provided to the Escrow Agent shall be redacted for any confidential or proprietary information of the Indemnifying Party or the Indemnified Party described in clause (i).

(c) In the case of any claim for indemnification under this Article VI arising from a claim of a third party (including any Governmental Authority) (a “Third Party Claim”), the Purchaser Representative must give a Claim Notice with respect to such Third Party Claim to the Seller Representative promptly (but in no event later than thirty (30) days) after the Indemnified Party’s receipt of notice of such Third Party Claim; provided, that the failure to give such notice will not relieve the Indemnifying Party of its indemnification obligations except to the extent that the defense of such Third Party Claim is materially and irrevocably prejudiced by the failure to give such notice. The Seller Representative will have the right to defend and to direct the defense against any such Third Party Claim in its name and at its expense, and with counsel selected by the Seller Representative, unless (i) the Seller Representative fails to acknowledge fully to the Purchaser Representative the obligations of the Indemnifying Party to the Indemnified Party within twenty (20) days after receiving notice of such Third Party Claim or contests, in whole or in part, its indemnification obligations therefor or (ii) at any time while such Third Party Claim is pending, (A) there is a conflict of interest between the Seller Representative on behalf of the Indemnifying Party and the Purchaser Representative on behalf of the Indemnified Party in the conduct of such defense, (B) the applicable third party alleges a Fraud Claim, (C) such claim is criminal in nature, could reasonably be expected to lead to criminal proceedings, or seeks an injunction or other equitable relief against the Indemnified Party or (D) the amount of the Third Party Claim exceeds or is reasonably expected to exceed the value of the remaining Escrow Property in the Escrow Account (after deducting any amounts for pending but unresolved indemnification claims and resolved but unpaid indemnification claims). If the Seller Representative on behalf of the Indemnifying Party elects, and is entitled, to compromise or defend such Third Party Claim, it will within twenty (20) days (or sooner, if the nature of the Third Party Claim so requires) notify the Purchaser Representative of its intent to do so, and the Purchaser Representative and the Indemnified Party will, at the request and expense of the Seller Representative, cooperate in the defense of such Third Party Claim. If the Seller Representative on behalf of the Indemnifying Party elects not to, or at any time is not entitled under this Section 6.3 to, compromise or defend such Third Party Claim, fails to notify the Purchaser Representative of its election as herein provided or refuses to acknowledge or contests its

Annex A-53

obligation to indemnify under this Agreement, the Purchaser Representative on behalf of the Indemnified Party may pay, compromise or defend such Third Party Claim. Notwithstanding anything to the contrary contained herein, the Indemnifying Party will have no indemnification obligations with respect to any such Third Party Claim which is settled by the Indemnified Party or the Purchaser Representative without the prior written consent of the Seller Representative on behalf of the Indemnifying Party (which consent will not be unreasonably withheld, delayed or conditioned); provided, however, that notwithstanding the foregoing, the Indemnified Party will not be required to refrain from paying any Third Party Claim which has matured by a final, non-appealable Order, nor will it be required to refrain from paying any Third Party Claim where the delay in paying such claim would result in the foreclosure of a Lien upon any of the property or assets then held by the Indemnified Party or where any delay in payment would cause the Indemnified Party material economic loss. The Seller Representative’s right on behalf of the Indemnifying Party to direct the defense will include the right to compromise or enter into an agreement settling any Third Party Claim; provided, that no such compromise or settlement will obligate the Indemnified Party to agree to any settlement that that requires the taking or restriction of any action (including the payment of money and competition restrictions) by the Indemnified Party other than the execution of a release for such Third Party Claim and/or agreeing to be subject to customary confidentiality obligations in connection therewith, except with the prior written consent of the Purchaser Representative on behalf of the Indemnified Party (such consent to be withheld, conditioned or delayed only for a good faith reason). Notwithstanding the Seller Representative’s right on behalf of the Indemnifying Party to compromise or settle in accordance with the immediately preceding sentence, the Seller Representative on behalf of the Indemnifying Party may not settle or compromise any Third Party Claim over the objection of the Purchaser Representative on behalf of the Indemnified Party; provided, however, that consent by the Purchaser Representative on behalf of the Indemnified Party to settlement or compromise will not be unreasonably withheld, delayed or conditioned. The Purchaser Representative on behalf of the Indemnified Party will have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Seller Representative’s right on behalf of the Indemnifying Party to direct the defense.

(d) With respect to any direct indemnification claim that is not a Third Party Claim, the Seller Representative on behalf of the Indemnifying Party will have a period of thirty (30) days after receipt of the Claim Notice to respond thereto. If the Seller Representative on behalf of the Indemnifying Party does not respond within such thirty (30) days, the Seller Representative on behalf of the Indemnifying Party will be deemed to have accepted responsibility for the Losses set forth in such Claim Notice subject to the limitations on indemnification set forth in this Article VI and will have no further right to contest the validity of such Claim Notice. If the Seller Representative responds within such thirty (30) days and rejects such claim in whole or in part, the Purchaser Representative on behalf of the Indemnified Party will be free to pursue such remedies as may be available under this Agreement (subject to Section 9.6), any Ancillary Documents or applicable Law.

6.4 Indemnification Payments. Any indemnification claims against the Indemnifying Parties (other than for Fraud Claims) shall be satisfied solely by the Escrow Property (with such indemnification first be applied against the Escrow Shares and then against any other Escrow Property), and no Indemnifying Party shall be required to make any out-of-pocket payment for indemnification other than in connection with Fraud Claims. Any indemnification obligation of an Indemnifying Party under this Article VI will be paid within five (5) Business Days after the determination of such obligation in accordance with Section 6.2(a) (and the Purchaser Representative and the Seller Representative will provide or cause to be provided to the Escrow Agent any written instructions or other information or documents required by the Escrow Agent to do so). Notwithstanding anything to the contrary contained herein, any indemnification payments will be made to Purchaser or its successors. With respect to any indemnification payment, the value of each Escrow Share or any other share of Purchaser Common Stock for purposes of determining the indemnification payment shall be the Purchaser Share Price on the date that the indemnification claim is finally determined in accordance with this Article VI. Any Escrow Shares or other shares of Purchaser Common Stock received by the Purchaser as an indemnification payment shall be promptly cancelled by the Purchaser after its receipt thereof. Without limiting any of the foregoing or any other rights of the Indemnified Parties under this Agreement or any Ancillary Document or at law or equity, in the event that an Indemnifying Party fails or refuses to promptly indemnify an Indemnified Party as provided herein or otherwise fails or refuses to make any payments required under any Ancillary Document, in either case, where it is established that such Indemnifying Party is obligated to provide such indemnification or to make such payment, the applicable Indemnified Party shall, in its sole discretion, be entitled to claim a portion of the shares of Purchaser Common Stock then owned by such Indemnifying Party up to an amount equal in value (based on the then current Purchaser Share Price) to the amount owed by such Indemnifying Party. In the event that such Indemnifying Party fails to promptly transfer any such

Annex A-54

shares of Purchaser Common Stock pursuant to this Section 6.4, the Purchaser Representative on behalf of Purchaser shall be and hereby is authorized as the attorney-in-fact for such Indemnifying Party to transfer such shares of Purchaser Common Stock to the proper recipient thereof as required by this Section 6.4, and may transfer such shares of Purchaser Common Stock and cancel the stock certificates for such shares on the books and records of Purchaser and issue new stock certificates to such transferee and may instruct its agents and any exchanges on which Purchaser Common Stock is listed or traded to do the same.

6.5 Exclusive Remedy. From and after the Closing, except with respect to Fraud Claims or claims seeking injunctions, specific performance or other equitable relief (including pursuant to Section 9.9), or claims under the terms of the Letters of Transmittal or other Ancillary Documents, indemnification pursuant to this Article VI shall be the sole and exclusive remedy for the Parties with respect to matters arising under this Agreement of any kind or nature, including for any misrepresentation or breach of any warranty, covenant, or other provision contained in this Agreement or in any certificate or instrument delivered pursuant to this Agreement or otherwise relating to the subject matter of this Agreement, including the negotiation and discussion thereof.

ARTICLE VII
CLOSING CONDITIONS

7.1 Conditions to Each Party’s Obligations. The obligations of each Party to consummate the Merger and the other transactions described herein shall be subject to the satisfaction or written waiver (where permissible) by the Seller and the Purchaser of the following conditions:

(a) Required Purchaser Stockholder Approval. The Purchaser Stockholder Approval Matters that are submitted to the vote of the stockholders of the Purchaser at the Purchaser Special Meeting in accordance with the Proxy Statement shall have been approved by the requisite vote of the stockholders of the Purchaser at the Purchaser Special Meeting in accordance with the Purchaser’s Organizational Documents, applicable Law and the Proxy Statement (the “Required Purchaser Stockholder Approval”).

(b) Required Seller Stockholder Approval. The Seller Special Meeting or action by written consent, as applicable, shall have been held in accordance with the NRS and the Seller’s Organizational Documents, and at such meeting or written consent, the requisite vote of the Seller Stockholders (including any separate class or series vote that is required, whether pursuant to the Seller’s Organizational Documents, any stockholder agreement or otherwise) shall have authorized, approved and consented to, the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which the Seller is or is required to be a party or bound, and the consummation of the transactions contemplated hereby and thereby, including the Merger (the “Required Seller Stockholder Approval”).

(c) Antitrust Laws. Any waiting period (and any extension thereof), if any, applicable to the consummation of this Agreement under any Antitrust Laws shall have expired or been terminated.

(d) Requisite Regulatory Approvals. All Consents required to be obtained from or made with any Governmental Authority in order to consummate the transactions contemplated by this Agreement shall have been obtained or made.

(e) Requisite Consents. The Consents required to be obtained from or made with any third Person (other than a Governmental Authority) in order to consummate the transactions contemplated by this Agreement that are set forth in Schedule 7.1(e) shall have each been obtained or made.

(f) No Adverse Law or Order. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Order that is then in effect and which has the effect of making the transactions or agreements contemplated by this Agreement illegal or change the anticipated tax treatment or which otherwise prevents or prohibits consummation of the transactions contemplated by this Agreement.

(g) Nasdaq. The Purchaser Common Stock to be issued in connection with the transactions shall have been approved for listing on Nasdaq, subject to official notice of issuance.

Annex A-55

(h) Appointment to the Board and Officers. The members of the Post-Closing Purchaser Board shall have been elected or appointed as of the Closing consistent with the requirements of Section 5.19, and the post-Closing officers of the Purchaser shall have been approved and appointed consistent with the requirements of Section 5.19.

(i) Proxy Statement. The Proxy Statement shall have been declared effective by the SEC and shall remain effective as of the Closing, and no stop order or similar order shall be in effect with respect to the Proxy Statement.

7.2 Conditions to Obligations of the Seller and the Company. In addition to the conditions specified in Section 7.1, the obligations of the Seller and the Company to consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Seller and the Company) of the following conditions:

(a) Representations and Warranties. All of the representations and warranties of the Purchaser set forth in this Agreement and in any certificate delivered by or on behalf of the Purchaser pursuant hereto shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, the Purchaser.

(b) Agreements and Covenants. The Purchaser Entities shall have each performed, in all material respects, all of the Purchaser Entities’ obligations and complied, in all material respects, with all of the Purchaser Entities’ agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c) No Purchaser Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to the Purchaser since the date of this Agreement which is continuing and uncured.

(d) Amended Purchaser Certificate of Incorporation. At or prior to the Closing, the Amended Purchaser Certificate of Incorporation (including the respective certificates of designation for the Series A Preferred Stock and Series B Preferred Stock) shall have been filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL.

(e) Amended Purchaser Loan. The Purchaser shall have advanced the Amended Purchaser Loan to the Seller.

(f) Closing Deliveries.

(i) Officer Certificate. The Purchaser shall have delivered to the Seller a certificate, dated the Closing Date, signed by an executive officer of the Purchaser in such capacity, certifying as to the satisfaction of the conditions specified in Sections 7.2(a), 7.2(b) and 7.2(c).

(ii) Secretary Certificate. The Purchaser shall have delivered to the Seller a certificate from its secretary or other executive officer certifying as to, and attaching, (A) copies of the Purchaser’s Organizational Documents as in effect as of the Closing Date, (B) the resolutions of the Purchaser’s board of directors authorizing and approving the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which it is a party or by which it is bound, and the adoption of the Amended Delaware Sub Charter and the consummation of the Merger and other transactions contemplated hereby and thereby, (C) evidence that the Required Purchaser Stockholder Approval has been obtained and (D) the incumbency of officers authorized to execute this Agreement or any Ancillary Document to which the Purchaser is or is required to be a party or otherwise bound.

(iii) Good Standing. The Purchaser shall have delivered to the Seller a good standing certificate (or similar documents applicable for such jurisdictions) for the Purchaser certified as of a date no earlier than thirty (30) days prior to the Closing Date from the proper Governmental Authority of the Purchaser’s jurisdiction of organization and from each other jurisdiction in which the Purchaser is qualified to do business as a foreign entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

Annex A-56

(iv) Voting Agreement. The Purchaser shall have delivered to the Seller a voting agreement, providing for the voting by Darren Mercer of his shares of Purchaser Common Stock in accordance with the vote or recommendation (where applicable) of a majority of the independent directors on the Post-Closing Purchaser Board for a period of two (2) years following the Closing, and otherwise in form and substance reasonably acceptable to the Seller and the Purchaser, executed by Darren Mercer in his individual capacity, and which shall become effective immediately after Closing.

(v) Purchaser Lock-Up Agreements. The Purchaser shall have delivered to the Seller a Purchaser Lock-Up Agreement executed by Darren Mercer in his individual capacity and any other Purchaser Lock-Up Agreement that has been agreed during the Interim Period.

(vi) Escrow Agreement. The Seller shall have received a copy of the Escrow Agreement, duly executed by the Purchaser and the Escrow Agent.

(vii) Mmobuosi Employment Agreement. The Seller shall have received a copy of the Mmobuosi Employment Agreement, duly executed by Delaware Sub.

(viii) Amended Delaware Sub Charter. The Purchaser shall have delivered an executed copy of the Amended Delaware Sub Charter substantially in the form of Exhibits D-1 and D-2.

(ix) Release. The Purchaser shall have delivered to the Seller a general release of claims covering the period prior to the execution and delivery of this Agreement and which release shall include, without limitation, the Seller and its directors and executive officers, in a form to be mutually agreed by the Purchaser and the Seller, duly executed by the Purchaser.

7.3 Conditions to Obligations of the Purchaser. In addition to the conditions specified in Section 7.1, the obligations of the Purchaser Entities to consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Purchaser) of the following conditions:

(a) Representations and Warranties. All of the representations and warranties of the Seller and the Company set forth in this Agreement and in any certificate delivered by or on behalf of the Seller or the Company pursuant hereto shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, the Target Entities, taken as a whole.

(b) Agreements and Covenants. The Seller and the Company shall have performed in all material respects all of their obligations and complied in all material respects with all of its agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c) No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to the Target Entities taken as a whole since the date of this Agreement which is continuing and uncured.

(d) Closing Deliveries.

(i) Officer Certificate. The Purchaser shall have received a certificate from the Seller, dated as the Closing Date, signed by an executive officer of the Seller in such capacity, certifying as to the satisfaction of the conditions specified in Sections 7.3(a), 7.3(b) and 7.3(c)

(ii) Seller Secretary Certificate. The Seller shall have delivered to the Purchaser a certificate executed by the Seller’s secretary certifying as to the validity and effectiveness of, and attaching, (A) copies of the Seller’s Organizational Documents as in effect as of the Closing Date (immediately prior to the Effective Time), (B) the requisite resolutions of the Seller’s board of directors authorizing and approving the execution, delivery and performance of this Agreement and each Ancillary Document to which the Seller is or is required to be a party or bound, and the consummation of the Merger and the other transactions contemplated hereby

Annex A-57

and thereby, and recommending the approval and adoption of the same by the Seller Stockholders at a duly called meeting of stockholders, (C) evidence that the Required Seller Stockholder Approval has been obtained and (D) the incumbency of officers of the Seller authorized to execute this Agreement or any Ancillary Document to which the Seller is or is required to be a party or otherwise bound.

(iii) Company Secretary Certificate. The Company shall have delivered to the Purchaser a certificate executed by the Company’s secretary certifying as to the validity and effectiveness of, and attaching, (A) copies of the Company’s Organizational Documents as in effect as of the Closing Date (immediately prior to the Effective Time), (B) the requisite resolutions of the Company’s member and managers authorizing and approving the execution, delivery and performance of this Agreement and each Ancillary Document to which the Company is or is required to be a party or bound, and the consummation of the Merger and the other transactions contemplated hereby and thereby, and (C) the incumbency of officers of the Company authorized to execute this Agreement or any Ancillary Document to which the Company is or is required to be a party or otherwise bound.

(iv) Good Standing. The Seller and the Company shall have delivered to the Purchaser good standing certificates (or similar documents applicable for such jurisdictions) for the Seller and each Target Entity certified as of a date no earlier than thirty (30) days prior to the Closing Date from the proper Governmental Authority of the Seller’s or Target Entity’s jurisdiction of organization and from each other jurisdiction in which the Seller or Target Entity is qualified to do business as a foreign corporation or other entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

(v) Certified Charter. The Company shall have delivered to the Purchaser a copy of the Company Charter, as in effect as of immediately prior to the Effective Time, certified by the Registry of Corporate Affairs of the British Virgin Islands as of a date no more than ten (10) Business Days prior to the Closing Date.

(vi) Mmobuosi Employment Agreement. The Purchaser shall have received a copy of the Mmobuosi Employment Agreement, duly executed by Dozy Mmobuosi.

(vii) Seller Lock-Up Agreements. The Purchaser shall have received from each Significant Company Holder a lock-up agreement, providing for a lock-up period of six (6) months, and substantially in the form of Exhibit B-2 (each, a “Seller Lock-Up Agreement”), duly executed by such Significant Company Holder.

(viii) Registered Agent Letter. The Purchaser shall have received a copy of the letter, executed by all parties thereto, in the agreed form, to the British Virgin Islands registered agent of the Company from the client of record of such registered agent instructing it to take instruction from the Purchaser (or its nominees) from Closing.

(ix) Resignations. The Purchaser shall have received written resignations effective as of the Closing, of each of the directors and officers of the Company as mutually agreed by the Purchaser and the Seller prior to the Closing.

(x) Escrow Agreement. The Purchaser shall have received a copy of the Escrow Agreement, duly executed by the Seller Representative and the Escrow Agent.

(xi) Target Contribution. The Purchaser shall have received evidence reasonably acceptable to the Purchaser that the Target Contribution has been effected in its entirety.

(xii) Release. The Seller shall have delivered to the Purchaser a general release of claims covering the period prior to the execution and delivery of this Agreement and which release shall include, without limitation, the Purchaser and its directors and executive officer, in a form to be mutually agreed by the Purchaser and the Seller, duly executed by the Seller.

7.4 Frustration of Conditions. Notwithstanding anything contained herein to the contrary, no Party may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by the failure of such Party or its Affiliates (or with respect to the Company, any Target Entity or Seller Stockholder) failure to comply with or perform any of its covenants or obligations set forth in this Agreement.

Annex A-58

ARTICLE VIII
TERMINATION AND EXPENSES

8.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing as follows:

(a) by mutual written consent of the Purchaser and the Seller;

(b) by written notice by the Purchaser or the Seller if any of the conditions to the Closing set forth in Article VII have not been satisfied or waived by December 31, 2022 (the “Outside Date”); provided, however, the right to terminate this Agreement under this Section 8.1(b) shall not be available to a Party if the breach or violation by such Party or its Affiliates of any representation, warranty, covenant or obligation under this Agreement was the case of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(c) by written notice by either the Purchaser or the Seller if a Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action has become final and non-appealable;

(d) by written notice by the Seller to the Purchaser, if (i) there has been a breach by the Purchaser of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of the Purchaser shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) thirty (30) days after written notice of such breach or inaccuracy is provided to the Purchaser or (B) the Outside Date;

(e) by written notice by the Purchaser to the Seller, if (i) there has been a breach by the Seller or the Company of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of such Parties shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) thirty (30) days after written notice of such breach or inaccuracy is provided to the Seller or (B) the Outside Date;

(f) by written notice by the Purchaser to the Seller, if there shall have been a Material Adverse Effect on the Target Entities taken as a whole following the date of this Agreement which is uncured and continuing;

(g) by written notice by the Seller to the Purchaser, if there shall have been a Material Adverse Effect on the Purchaser and its Subsidiaries taken as a whole following the date of this Agreement which is uncured and continuing;

(h) by written notice by the Purchaser to the Seller within ten (10) days following the date hereof, but not prior to such date;

(i) by written notice by the Purchaser, if its board of directors shall have withdrawn or modified in a manner adverse to the Seller its approval of this Agreement or the transactions contemplated hereby or its recommendation that holders of Purchaser Securities adopt this Agreement and approve the transactions contemplated hereby in accordance with Section 5.6(d) of this Agreement;

(j) by written notice by the Seller, if the Seller receives written notice that the Purchaser’s board of directors has withdrawn or modified in a manner adverse to the Seller its approval of this Agreement or the transactions contemplated hereby or its recommendation that holders of Purchaser Securities adopt this Agreement and approve the transactions contemplated hereby in accordance with Section 5.6(d) of this Agreement;

(k) by written notice by either the Purchaser or the Seller to the other, if the Purchaser Special Meeting is held (including any adjournment or postponement thereof) and has concluded, the Purchaser’s stockholders have duly voted, and the Required Purchaser Stockholder Approval was not obtained;

Annex A-59

(l) by written notice by either the Purchaser or the Seller to the other, if the Seller Special Meeting is held (including any adjournment or postponement thereof) and has concluded, the Seller Stockholders have duly voted, and the Required Seller Stockholder Approval was not obtained; or

(m) by written notice by the Purchaser to the Company, if within forty-five (45) days following the date hereof the Company has not duly filed each of the Amended Seller SEC Reports with the SEC.

8.2 Effect of Termination. This Agreement may only be terminated in the circumstances described in Section 8.1 and pursuant to a written notice delivered by the applicable Party to the other applicable Parties, which sets forth the basis for such termination, including the provision of Section 8.1 under which such termination is made. In the event of the valid termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void, and there shall be no Liability on the part of any Party or any of their respective Representatives, and all rights and obligations of each Party shall cease, except: (i) Sections 5.17, 5.18, 8.3, 8.4, Article IX and this Section 8.2 shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any Party from Liability for any willful breach of any representation, warranty, covenant or obligation under this Agreement or any Fraud Claim against such Party, in either case, prior to termination of this Agreement. Without limiting the foregoing, and except as provided in Sections 8.3 and this Section 8.2 and subject to the right to seek injunctions, specific performance or other equitable relief in accordance with Section 9.9, the Parties’ sole right prior to the Closing with respect to any breach of any representation, warranty, covenant or other agreement contained in this Agreement by another Party or with respect to the transactions contemplated by this Agreement shall be the right, if applicable, to terminate this Agreement pursuant to Section 8.1.

8.3 Fees and Expenses. All Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses. As used in this Agreement, “Expenses” shall include all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, financial advisors, financing sources, experts and consultants to a Party hereto or any of its Affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution or performance of this Agreement or any Ancillary Document related hereto and all other matters related to the consummation of this Agreement. Notwithstanding the foregoing, the Purchaser and the Seller each agree to each be responsible for fifty percent (50%) of all filing fees and expenses, if any, under (a) any applicable Antitrust Laws, including the fees and expenses relating to any pre-merger notification required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 as amended (“Antitrust Expenses”) or for other regulatory filings made prior to the Closing, if any, and (b) fees with respect to the Proxy Statement.

8.4 Termination Fee. Notwithstanding Section 8.3 above, in the event that there is a valid and effective termination of this Agreement by the Purchaser pursuant to Section 8.1(i) or by the Company pursuant to Section 8.1(j), then the Purchaser shall pay to the Company a termination fee equal to Five Million U.S. Dollars ($5,000,000) (such amount, the “Termination Fee”). The Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing by the Company within ten (10) days after the effective date of such termination. Notwithstanding anything to the contrary in this Agreement, the Parties expressly acknowledge and agree that, with respect to any termination of this Agreement in circumstances where the Termination Fee is payable, the payment of the Termination Fee shall, in light of the difficulty of accurately determining actual damages, constitute liquidated damages with respect to any claim for damages or any other claim which the Company would otherwise be entitled to assert against the Purchaser or any of its Affiliates or any of their respective assets, or against any of their respective directors, officers, employees or shareholders with respect to this Agreement and the transactions contemplated hereby and shall constitute the sole and exclusive remedy available to the Company, provided, that the foregoing shall not limit the Purchaser’s Liability for any Fraud Claim relating to events occurring prior to termination of this Agreement.

ARTICLE IX
MISCELLANEOUS

9.1 Survival. The representations and warranties of the Parties contained in this Agreement or in any certificate or instrument delivered by or on behalf of the Parties pursuant to this Agreement shall not survive the Closing, and from and after the Closing, the Parties and their respective Representatives shall not have any further obligations, nor shall any claim be asserted or action be brought against the Parties or their respective Representatives with respect thereto. The covenants and agreements made by the Parties in this Agreement or in any certificate or

Annex A-60

instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing (which such covenants shall survive the Closing and continue until fully performed in accordance with their terms).

9.2 Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a Party (and then only to the extent of the specific obligations undertaken by such Party in this Agreement), (a) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or Representative or Affiliate of any Party and (b) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or Representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Purchaser Entities, the Seller or the Company under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

9.3 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means (including email), with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Purchaser, BVI Sub or (prior to Closing) to Delaware Sub to:	with a copy (which will not constitute notice) to:
If to the Purchaser Representative, to:	with a copy (which will not constitute notice) to:
If to the Seller or the Company, to:	with a copy (which will not constitute notice) to:
If to the Seller Representative to:	with a copy (which will not constitute notice) to:
If to Delaware Sub after the Closing, to:	with a copy (which will not constitute notice) to:

9.4 Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the Purchaser and the Seller (and after the Closing, the Purchaser Representative and the Seller Representative), and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

9.5 Third Parties. Except for the rights of the D&O Indemnified Persons set forth in Section 5.20, which the Parties acknowledge and agree are each express third party beneficiaries of such respective sections of this Agreement, nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

9.6 Arbitration. Any and all disputes, controversies and claims (other than applications for specific performance, a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 9.6) arising out of, related to, or in connection with this Agreement or the transactions contemplated hereby (a “Dispute”) shall be governed by this Section 9.6. A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten (10) Business Days of the notice of such Dispute being received by such other parties subject to such Dispute (the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within

Annex A-61

sixty (60) days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to and finally resolved by arbitration pursuant to the then-existing Expedited Procedures (as defined in the AAA Procedures) of the Commercial Arbitration Rules (the “AAA Procedures”) of the AAA. Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five (5) Business Days) after the submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute, which arbitrator shall be a commercial lawyer with substantial experience arbitrating disputes under acquisition agreements. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five (5) Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the state of New York. Time is of the essence. Each party subject to the Dispute shall submit a proposal for resolution of the Dispute to the arbitrator within twenty (20) days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do, or to refrain from doing, anything consistent with this Agreement, the Ancillary Documents and applicable Law, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply (i) with respect to monetary relief, within the parameters established by the two proposals with respect to monetary damages (the parties expressly understand and agree that the arbitrator’s power shall be constrained with respect to monetary relief such that he or she may not grant greater monetary relief than sought by a party) and (ii) with respect to non-monetary relief, with only one or the other of the proposals (the parties expressly understand and agree that the arbitrator’s power shall be constrained with respect to non-monetary relief such that he or she may not award non-monetary relief, including declaratory or injunctive relief, which has not explicitly been sought by one of the parties in their respective resolution proposals). The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in New York, New York. The language of the arbitration shall be English.

9.7 Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of New York without regard to the conflict of laws principles thereof. Subject to Section 9.6, all Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate court thereof) (the “Specified Courts”). Subject to Section 9.6, each Party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, in the manner provided for notices in Section 9.3. Nothing in this Section 9.7 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

9.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.8.

Annex A-62

9.9 Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

9.10 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

9.11 Amendment. This Agreement may be further amended, supplemented or modified only by execution of a written instrument signed by the Purchaser, the Company, the Purchaser Representative and the Seller Representative.

9.12 Waiver. The Purchaser on behalf of itself and its Affiliates, the Company on behalf of itself and its Affiliates, and the Seller Representative on behalf of itself and the Seller, may in its sole discretion (i) extend the time for the performance of any obligation or other act of any other non-Affiliated Party hereto, (ii) waive any inaccuracy in the representations and warranties by such other non-Affiliated Party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by such other non-Affiliated Party with any covenant or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby (including by the Purchaser Representative or the Seller Representative in lieu of such Party to the extent provided in this Agreement). Notwithstanding the foregoing, no failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. Notwithstanding the foregoing, any waiver of any provision of this Agreement after the Closing shall also require the prior written consent of the Purchaser Representative.

9.13 Entire Agreement; Effect of Amendment and Restatement.

(i) This Agreement and the documents or instruments referred to herein, including any exhibits and schedules attached hereto, which exhibits and schedules are incorporated herein by reference, together with the Ancillary Documents, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or the documents or instruments referred to herein, which collectively supersede all prior agreements and the understandings among the Parties with respect to the subject matter contained herein.

(ii) Without prejudice to the generality of the foregoing, this Agreement amends, restates, supersedes and replaces in its entirety the Prior Agreement. All references to the Prior Agreement in any other document shall, from and after the date hereof, be deemed to refer to this Agreement (except to the extent, if any, that such interpretation would conflict with the terms of this Agreement as they refer or pertain to the Prior Agreement).

9.14 Interpretation. The table of contents and the Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement, unless the context otherwise requires: (a) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and words in the singular, including any defined terms, include the plural and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and

Annex A-63

reference to a Person in a particular capacity excludes such Person in any other capacity; (c) any accounting term used and not otherwise defined in this Agreement or any Ancillary Document has the meaning assigned to such term in accordance with GAAP; (d) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; I the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement; (f) the word “if” and other words of similar import when used herein shall be deemed in each case to be followed by the phrase “and only if”; (g) the term “or” means “and/or”; (h) any reference to the term “ordinary course” or “ordinary course of business” shall be deemed in each case to be followed by the words “consistent with past practice”; (i) any agreement, instrument, insurance policy, Law or Order defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, insurance policy, Law or Order as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, regulations, rules or orders) by succession of comparable successor statutes, regulations, rules or orders and references to all attachments thereto and instruments incorporated therein; (j) except as otherwise indicated, all references in this Agreement to the words “Section,” “Article”, “Schedule” and “Exhibit” are intended to refer to Sections, Articles, Schedules and Exhibits to this Agreement; and (k) the term “Dollars” or “$” means United States dollars. Any reference in this Agreement to a Person’s directors shall include any member of such Person’s governing body and any reference in this Agreement to a Person’s officers shall include any Person filling a substantially similar position for such Person. Any reference in this Agreement or any Ancillary Document to a Person’s shareholders or stockholders shall include any applicable owners of the equity interests of such Person, in whatever form, including with respect to the Purchaser its stockholders under the DGCL or its Organizational Documents. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. To the extent that any Contract, document, certificate or instrument is represented and warranted to by the Company to be given, delivered, provided or made available by the Company, in order for such Contract, document, certificate or instrument to have been deemed to have been given, delivered, provided and made available to the Purchaser or its Representatives, such Contract, document, certificate or instrument shall have been posted to the electronic data site maintained on behalf of the Company and made available to the Purchaser and its Representatives and the Purchaser and its Representatives have been given access to the electronic folders containing such information.

9.15 Counterparts. This Agreement and each Ancillary Document may be executed and delivered (including by facsimile, pdf or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

9.16 Purchaser Representative.

(a) The Purchaser, on behalf of itself and its Subsidiaries, successors and assigns, by execution and delivery of this Agreement, hereby irrevocably appoints Darren Mercer, in the capacity as the Purchaser Representative, as each such Person’s agent, attorney-in-fact and representative, with full power of substitution to act in the name, place and stead of such Person, to act on behalf of such Person from and after the Closing in connection with: (i) bringing, managing, controlling, defending and settling on behalf of an Indemnified Party any indemnification claims by any of them under Article VI; (ii) acting on behalf of such Person under the Escrow Agreement; (iii) terminating, amending or waiving on behalf of such Person any provision of this Agreement or any Ancillary Documents to which the Purchaser Representative is a party or otherwise has rights in such capacity (together with this Agreement, the “Purchaser Representative Documents”); (iv) signing on behalf of such Person any releases or other documents with respect to any dispute or remedy arising under any Purchaser Representative Documents; (v) employing and obtaining the advice of legal counsel, accountants and other professional advisors as the Purchaser Representative, in its reasonable discretion, deems necessary or advisable in the performance of its duties as the Purchaser Representative and to rely on their advice and counsel; (vi) incurring and paying reasonable out-of-pocket costs and expenses, including fees of brokers, attorneys and accountants incurred pursuant to the transactions contemplated hereby, and any other out-of-pocket fees and expenses allocable or in any way relating to such transaction or any indemnification claim; and (vii) otherwise enforcing the rights and obligations

Annex A-64

of any such Persons under any Purchaser Representative Documents, including giving and receiving all notices and communications hereunder or thereunder on behalf of such Person; provided, that the Parties acknowledge that the Purchaser Representative is specifically authorized and directed to act on behalf of, and for the benefit of, the holders of Purchaser Securities (other than the Seller or the Seller Stockholders immediately prior to the Effective Time and their respective successors and assigns). All decisions and actions by the Purchaser Representative, including any agreement between the Purchaser Representative and the Company, the Seller Representative, the Seller or any Indemnifying Party relating to the defense or settlement of any claims for which an Indemnifying Party may be required to indemnify an Indemnified Party pursuant to Article VI, shall be binding upon the Purchaser and its Subsidiaries, successors and assigns, and neither they nor any other Party shall have the right to object, dissent, protest or otherwise contest the same. The provisions of this Section 9.16 are irrevocable and coupled with an interest. The Purchaser Representative hereby accepts its appointment and authorization as the Purchaser Representative under this Agreement.

(b) The Purchaser Representative shall not be liable for any act done or omitted under any Purchaser Representative Document as the Purchaser Representative while acting in good faith and without willful misconduct or gross negligence, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Purchaser shall indemnify, defend and hold harmless the Purchaser Representative from and against any and all Losses incurred without gross negligence, bad faith or willful misconduct on the part of the Purchaser Representative (in its capacity as such) and arising out of or in connection with the acceptance or administration of the Purchaser Representative’s duties under any Purchaser Representative Document, including the reasonable fees and expenses of any legal counsel retained by the Purchaser Representative. In no event shall the Purchaser Representative in such capacity be liable under or in connection with any Purchaser Representative Document for any indirect, punitive, special or consequential damages. The Purchaser Representative shall be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine, including facsimiles or copies thereof, and no Person shall have any Liability for relying on the Purchaser Representative in the foregoing manner. In connection with the performance of its rights and obligations hereunder, the Purchaser Representative shall have the right at any time and from time to time to select and engage, at the cost and expense of the Purchaser, attorneys, accountants, investment bankers, advisors, consultants and clerical personnel and obtain such other professional and expert assistance, maintain such records and incur other out-of-pocket expenses, as the Purchaser Representative may deem necessary or appropriate from time to time. All of the indemnities, immunities, releases and powers granted to the Purchaser Representative under this Section 9.16 shall survive the Closing and continue indefinitely.

(c) The Person serving as the Purchaser Representative may resign upon ten (10) days’ prior written notice to the Purchaser and the Seller Representative, provided, that the Purchaser Representative appoints in writing a replacement Purchaser Representative. Each successor Purchaser Representative shall have all of the power, authority, rights and privileges conferred by this Agreement upon the original Purchaser Representative, and the term “Purchaser Representative” as used herein shall be deemed to include any such successor Purchaser Representatives.

9.17 Seller Representative.

(a) Seller Group, by delivery of a Letter of Transmittal, on behalf of itself and its successors and assigns, hereby irrevocably constitutes and appoints Dozy Mmobuosi, in the capacity as the Seller Representative, as the true and lawful agent and attorney-in-fact of such Persons with full powers of substitution to act in the name, place and stead of thereof with respect to the performance on behalf of such Person under the terms and provisions of this Agreement and the Ancillary Documents to which the Seller Representative is a party or otherwise has rights in such capacity (together with this Agreement, the “Seller Representative Documents”), as the same may be from time to time amended, and to do or refrain from doing all such further acts and things, and to execute all such documents on behalf of such Person, if any, as the Seller Representative will deem necessary or appropriate in connection with any of the transactions contemplated under the Seller Representative Documents, including: (i) managing, controlling, defending and settling on behalf of an Indemnifying Party any indemnification claims against any of them under Article VI, including controlling, defending, managing, settling and participating in any Third Party Claim in accordance with Section (a); (ii) acting on behalf of such Person under the Escrow Agreement; (iii) terminating, amending or waiving on behalf of such Person any provision of any Seller Representative Document (provided, that any such action, if material to the rights and obligations of the Seller in the reasonable judgment of the Seller Representative, will be taken in the same manner with respect to the Seller unless otherwise agreed by each Seller Stockholder who is subject to any disparate treatment of a potentially

Annex A-65

material and adverse nature); (iv) signing on behalf of such Person any releases or other documents with respect to any dispute or remedy arising under any Seller Representative Document; (v) employing and obtaining the advice of legal counsel, accountants and other professional advisors as the Seller Representative, in its reasonable discretion, deems necessary or advisable in the performance of its duties as the Seller Representative and to rely on their advice and counsel; (vi) incurring and paying reasonable costs and expenses, including fees of brokers, attorneys and accountants incurred pursuant to the transactions contemplated hereby, and any other reasonable fees and expenses allocable or in any way relating to such transaction or any indemnification claim, whether incurred prior or subsequent to Closing; (vii) receiving all or any portion of the consideration provided to the Seller under this Agreement and to distribute the same to the Seller; and (viii) otherwise enforcing the rights and obligations of any such Persons under any Seller Representative Document, including giving and receiving all notices and communications hereunder or thereunder on behalf of such Person. All decisions and actions by the Seller Representative, including any agreement between the Seller Representative and the Purchaser Representative, the Purchaser or any Indemnified Party relating to the defense or settlement of any claims for which an Indemnifying Party may be required to indemnify an Indemnified Party pursuant to Article VI, shall be binding upon the Seller and its respective successors and assigns, and neither they nor any other Party shall have the right to object, dissent, protest or otherwise contest the same. The provisions of this Section 9.17 are irrevocable and coupled with an interest. The Seller Representative hereby accepts its appointment and authorization as the Seller Representative under this Agreement.

(b) Any other Person, including the Purchaser Representative, the Purchaser, the Company and the Indemnified Parties and the Indemnifying Parties may conclusively and absolutely rely, without inquiry, upon any actions of the Seller Representative as the acts of the Seller under any Seller Representative Documents. The Purchaser Representative, the Purchaser, the Company and each Indemnified Party and Indemnifying Party shall be entitled to rely conclusively on the instructions and decisions of the Seller Representative as to (i) the settlement of any indemnification claims by an Indemnified Party pursuant to Article VI, (ii) any payment instructions provided by the Seller Representative or (iii) any other actions required or permitted to be taken by the Seller Representative hereunder, and neither the Seller nor any Indemnifying Party shall have any cause of action against the Purchaser Representative, the Purchaser, the Company or any other Indemnified Party for any action taken by any of them in reliance upon the instructions or decisions of the Seller Representative. The Purchaser Representative, the Purchaser, the Company and the other Indemnified Parties shall not have any Liability to the Seller or any Indemnifying Party for any allocation or distribution to the Seller by the Seller Representative of payments made to or at the direction of the Seller Representative. All notices or other communications required to be made or delivered to the Seller under any Seller Representative Document shall be made to the Seller Representative for the benefit of the Seller, and any notices so made shall discharge in full all notice requirements of the other parties hereto or thereto to the Seller with respect thereto. All notices or other communications required to be made or delivered by the Seller shall be made by the Seller Representative (except for a notice under Section 9.17(d) of the replacement of the Seller Representative).

(c) The Seller Representative will act for the Seller on all of the matters set forth in this Agreement in the manner the Seller Representative believes to be in the best interest of the Seller, but the Seller Representative will not be responsible to the Seller for any Losses that the Seller or any Indemnifying Party may suffer by reason of the performance by the Seller Representative of the Seller Representative’s duties under this Agreement, other than Losses arising from the bad faith, gross negligence or willful misconduct by the Seller Representative in the performance of its duties under this Agreement. From and after the Closing, the Seller shall indemnify, defend and hold the Seller Representative harmless from and against any and all Losses reasonably incurred without gross negligence, bad faith or willful misconduct on the part of the Seller Representative (in its capacity as such) and arising out of or in connection with the acceptance or administration of the Seller Representative’s duties under any Seller Representative Document, including the reasonable fees and expenses of any legal counsel retained by the Seller Representative. In no event shall the Seller Representative in such capacity be liable hereunder or in connection herewith for any indirect, punitive, special or consequential damages. The Seller Representative shall not be liable for any act done or omitted under any Seller Representative Document as the Seller Representative while acting in good faith and without willful misconduct or gross negligence, and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith. The Seller Representative shall be fully protected in relying upon any written notice, demand, certificate or document that it in good faith believes to be genuine, including facsimiles or copies thereof, and no Person shall have any Liability for relying on the Seller Representative in the foregoing manner. In connection with the performance of its rights and obligations hereunder, the Seller Representative shall have the right at any time and from time to time to select and engage, at the reasonable cost

Annex A-66

and expense of the Seller, attorneys, accountants, investment bankers, advisors, consultants and clerical personnel and obtain such other professional and expert assistance, maintain such records and incur other reasonable out-of-pocket expenses, as the Seller Representative may reasonably deem necessary or appropriate from time to time. All of the indemnities, immunities, releases and powers granted to the Seller Representative under this Section 9.17 shall survive the Closing and continue indefinitely.

(d) If the Seller Representative shall die, become disabled, dissolve, resign or otherwise be unable or unwilling to fulfill its responsibilities as representative and agent of the Seller, then Seller shall, within ten (10) days after such death, disability, dissolution, resignation or other event, appoint a successor Seller Representative (as determined by the board of directors of the Seller, within two (2) Business Days after such appointment) notify the Purchaser Representative and the Purchaser in writing of the identity of such successor. Any such successor so appointed shall become the “Seller Representative” for purposes of this Agreement.

ARTICLE X
DEFINITIONS

10.1 Certain Definitions. For purpose of this Agreement, the following capitalized terms have the following meanings:

“AAA” means the American Arbitration Association or any successor entity conducting arbitrations.

“Accounting Principles” means in accordance with GAAP as in effect at the date of the financial statement to which it refers or if there is no such financial statement, then as of the Closing Date, using and applying the same accounting principles, practices, procedures, policies and methods (with consistent classifications, judgments, elections, inclusions, exclusions and valuation and estimation methodologies) used and applied by the Target Entities in the preparation of the latest audited Seller Financials.

“Action” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any request (including any request for information), inquiry, hearing, proceeding or investigation, by or before any Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

“Ancillary Documents” means each agreement, instrument or document attached hereto as an Exhibit, and the other agreements, certificates and instruments to be executed or delivered by any of the Parties hereto in connection with or pursuant to this Agreement.

“Amended Seller SEC Reports” means the amendment and/or restatement after the date hereof of the following Seller SEC Reports (including all accompanying financial statements, exhibits and annexes thereto): (i) any current reports on Form 8-K relating to the transactions contemplated by the Tingo Acquisition Agreement; (ii) the quarterly report on Form 10-Q for the period ended September 30, 2021;(iii) the annual report on Form 10-K for the period ended December 31, 2021; and (iv) the quarterly report on Form 10-Q for the period ended March 31, 2022.

“Articles of Merger” means the articles of merger entered into between the Company and BVI Sub containing such information as is prescribed by Section 171(1) of the BVI Act.

“Benefit Plans” of any Person means any and all deferred compensation, executive compensation, incentive compensation, equity purchase or other equity-based compensation plan, employment or consulting, severance or termination pay, holiday, vacation or other bonus plan or practice, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, and each other employee benefit plan, program, agreement or arrangement, including each “employee benefit plan” as such term is defined under Section 3(3) of ERISA, maintained or contributed to or required to be contributed to by a Person for the benefit of any employee or terminated employee, independent contractor, director, or officer of such Person, or with respect to which such Person has any Liability, whether direct or indirect, actual or contingent.

Annex A-67

“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day.

“BVI Act” means the BVI Business Companies Act (As Revised) of the British Virgin Islands.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as amended. Reference to a specific section of the Code shall include such section and any valid treasury regulation promulgated thereunder.

“Company Charter” means the memorandum and articles of association of the Company.

“Company Convertible Securities” any other options, warrants or rights to subscribe for or purchase any shares in the Company or securities convertible into or exchangeable for, or otherwise confer on the holder any right to acquire any shares in the Company.

“Consent” means any consent, approval, waiver, authorization or Permit of, or notice to or declaration or filing with any Governmental Authority or any other Person.

“Contracts” means all contracts, agreements, binding arrangements, bonds, notes, indentures, mortgages, debt instruments, purchase order, licenses (and all other contracts, agreements or binding arrangements concerning Intellectual Property), franchises, leases and other instruments or obligations of any kind (including any amendments and other modifications thereto).

“Contributed Subsidiaries” means all Subsidiaries of the Seller other than the Company.

“Contributed Subsidiary Interests” means any capital stock, equity security or other direct or indirect equity, membership or ownership interest, and any option, warrant, right or security exercisable for or convertible into, any equity security or any direct or indirect equity, membership or ownership interest in the Contributed Subsidiaries.

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority) of the Controlled Person; or (b) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

“Copyrights” means any works of authorship, mask works and all copyrights therein, including all renewals and extensions, copyright registrations and applications for registration and renewal, and non-registered copyrights.

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions thereof or any other related or associated epidemics, pandemics or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, directive, guidelines or recommendations by any Governmental Authority (including the Centers for Disease Control and the World Health Organization) in each case in connection with, related to or in response to COVID-19, including the Coronavirus Aid, Relief, and Economic Security Act (CARES) or any changes thereto.

“Effective Time” means the date of the Closing or on such other date as agreed upon by the Parties.

Annex A-68

“Environmental Law” means any Law in any way relating to (a) the protection of human health and safety, (b) the protection, preservation or restoration of the environment and natural resources (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (c) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Materials, including the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. §§6901 et seq., the Toxic Substances Control Act, 15 U.S.C. §§2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. §§1151 et seq., the Clean Air Act, 42 U.S.C. §§7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§111 et seq., Occupational Safety and Health Act, 29 U.S.C. §§651 et seq. (to the extent it relates to exposure to Hazardous Substances), the Asbestos Hazard Emergency Response Act, 15 U.S.C. §§2601 et seq., the Safe Drinking Water Act, 42 U.S.C. §§300f et seq., the Oil Pollution Act of 1990 and analogous state acts.

“Environmental Liabilities” means, in respect of any Person, all Liabilities, obligations, responsibilities, Remedial Actions, Losses, damages, costs, and expenses (including all reasonable fees, disbursements, and expenses of counsel, experts, and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any other Person or in response to any violation of Environmental Law, whether known or unknown, accrued or contingent, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, to the extent based upon, related to, or arising under or pursuant to any Environmental Law, Environmental Permit, Order, or Contract with any Governmental Authority or other Person, that relates to any environmental, health or safety condition, violation of Environmental Law, or a Release or threatened Release of Hazardous Materials.

“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fraud Claim” means any claim based in whole or in part upon fraud.

“GAAP” means generally accepted accounting principles as in effect in the United States of America.

“Governmental Authority” means any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Hazardous Material” means any waste, gas, liquid or other substance or material that is defined, listed or designated as a “hazardous substance”, “pollutant”, “contaminant”, “hazardous waste”, “regulated substance”, “hazardous chemical”, or “toxic chemical” (or by any similar term) under any Environmental Law, or any other material regulated, or that could result in the imposition of Liability or responsibility, under any Environmental Law, including petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, mold, and urea formaldehyde insulation.

“Indebtedness” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money (including the outstanding principal and accrued but unpaid interest), (b) all obligations for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (c) any other indebtedness of such Person that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (d) all obligations of such Person under leases that should be classified as capital leases in accordance with GAAP, (e) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against, (f) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (g) all obligations secured by an Lien (other than a Permitted Lien) on any property of such Person, (h) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness described in clauses (a) through (g) above of such Person and (i) all obligation described in clauses (a) through (h) above of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.
Annex A-69

“Indemnifiable Matters” means, collectively and without duplication, Special Tax Indemnity Matters, Special Dissenting Shares Indemnity Matters, Special IWI Indemnity Matters and Special Litigation Indemnity Matters.

“Intellectual Property” means all of the following as they exist in any jurisdiction throughout the world: Patents, Trademarks, Copyrights, Trade Secrets, Internet Assets, Software and other intellectual property, and all licenses, sublicenses and other agreements or permissions related to the preceding property.

“Intercompany Loan” means the extension of a loan by the Purchaser to Delaware Sub to be memorialized by, and in such principal amount and on such other terms and conditions set forth in, an intercompany promissory note to be made by Delaware Sub in favor of the Purchaser substantially in the form of Exhibit E hereto.

“Internet Assets” means any and all domain name registrations, web sites and web addresses and related rights, items and documentation related thereto, and applications for registration therefor.

“IRS” means the U.S. Internal Revenue Service (or any successor Governmental Authority).

“Knowledge” means, with respect to (i) the Seller, the actual knowledge of the executive officers or directors of any Target Entity, after reasonable inquiry or (ii) any other Party, (A) if an entity, the actual knowledge of its directors and executive officers, after reasonable inquiry, or (B) if a natural person, the actual knowledge of such Party after reasonable inquiry.

“Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, Order or Consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liabilities” means any and all liabilities, Indebtedness, Actions or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured, whether due or to become due and whether or not required to be recorded or reflected on a balance sheet under GAAP or other applicable accounting standards), including Tax liabilities due or to become due.

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (whether on voting, sale, transfer, disposition or otherwise), any subordination arrangement in favor of another Person, or any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law.

“Losses” means any and all losses, Actions, Orders, Liabilities, damages, Taxes, interest, penalties, Liens, amounts paid in settlement, costs and expenses (including reasonable expenses of investigation and court costs and reasonable attorneys’ fees and expenses).

“Material Adverse Effect” means, with respect to any specified Person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, Liabilities, results of operations, prospects or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person or any of its Subsidiaries on a timely basis to consummate the transactions contemplated by this Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder; provided, however, that for purposes hereof, any facts, events, occurrences, changes or effects directly or indirectly attributable to, resulting from, relating to or arising out of the following (by themselves or when aggregated with any other, changes or effects) shall not be deemed to be, constitute, or be taken into account when determining whether there has or may, would or could have occurred a Material Adverse Effect: (i) general changes in the financial or securities markets (including changes in the credit, debt, securities and capital markets) or general economic or political conditions in the country or region in which such Person or any of its Subsidiaries do business; (ii) changes, conditions or effects that generally affect the industries in which such Person or any of its Subsidiaries principally operate; (iii) changes in applicable Laws (including COVID-19 Measures) or GAAP or other applicable accounting principles or mandatory changes in the regulatory accounting requirements applicable to any industry in which

Annex A-70

such Person and its Subsidiaries principally operate; (iv) conditions caused by acts of God, terrorism, war (whether or not declared), natural disaster or pandemic (including COVID-19) or the worsening thereof; (v) any failure in and of itself by such Person and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying cause of any such failure may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein); (vi) the announcement or pendency of the transactions contemplated by this Agreement (including the Merger) (provided that this clause (vi) shall not apply to any representation or warranty to the extent such representation or warranty relates to the consequences resulting from the execution, announcement, performance or existence of this Agreement); and (vii) in the case of the Company, the ability of the Company to make any of the representations and warranties contained in this Agreement as of the date hereof; provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i) - (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on such Person or any of its Subsidiaries compared to other participants in the industries in which such Person or any of its Subsidiaries primarily conducts its businesses. Notwithstanding the foregoing, with respect to the Purchaser, the failure to obtain the Required Purchaser Shareholder Approval shall not be deemed to be a Material Adverse Effect on or with respect to the Purchaser.

“Material Restrictions” means any condition or restriction imposed by Nasdaq in connection with the Nasdaq Change of Control Application that would substantially inhibit the ability of Dozy Mmobuosi, as the controlling beneficial owner of Tingo, Inc., to (i) appoint or remove the members of the Purchaser’s board of directors, or (ii) otherwise exercise voting control over the Purchaser.

“Mmobuosi Employment Agreement” means an employment agreement between Delaware Sub and Dozy Mmobuosi in form and substance mutually agreed by the Seller and the Purchaser.

“Nasdaq” means the Nasdaq Capital Market.

“NRS” means the Nevada Revised Statutes.

“Order” means any order, decree, ruling, judgment, injunction, writ, determination, binding decision, verdict, judicial award or other action that is or has been made, entered, rendered, or otherwise put into effect by or under the authority of any Governmental Authority.

“Organizational Documents” means, with respect to any Person that is an entity, its certificate of incorporation or formation, bylaws, operating agreement, memorandum and articles of association or similar organizational documents, in each case, as amended.

“OTC Markets” means the marketplace for trading over-the-counter securities operated by OTC Markets Group Inc.

“Patents” means any patents, patent applications and the inventions, designs and improvements described and claimed therein, patentable inventions, and other patent rights (including any divisionals, provisionals, continuations, continuations-in-part, substitutions, or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are amended, modified, withdrawn, or refiled).

“PCAOB” means the U.S. Public Company Accounting Oversight Board (or any successor thereto).

“Permits” means all federal, state, local or foreign or other third-party permits, grants, easements, consents, approvals, authorizations, exemptions, licenses, franchises, concessions, ratifications, permissions, clearances, confirmations, endorsements, waivers, certifications, designations, ratings, registrations, qualifications or orders of any Governmental Authority or any other Person.

“Permitted Splits” means any stock split, reverse stock split, stock dividend or similar event affecting the issued and outstanding shares of Purchaser Common Stock as agreed to by the Purchaser and the Seller Group for the purpose of facilitating compliance with Nasdaq listing requirements or as the Purchaser and the Seller Group may otherwise agree.

Annex A-71

“Permitted Liens” means (a) Liens for Taxes or assessments and similar governmental charges or levies, which either are (i) not delinquent or (ii) being contested in good faith and by appropriate proceedings, and adequate reserves have been established with respect thereto, (b) other Liens imposed by operation of Law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (c) Liens incurred or deposits made in the ordinary course of business in connection with social security, (d) Liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business or (e) Liens arising under this Agreement or any Ancillary Document.

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“Personal Property” means any machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, parts and other tangible personal property.

“Purchaser Confidential Information” means all confidential or proprietary documents and information concerning the Purchaser or any of its Representatives; provided, however, that Purchaser Confidential Information shall not include any information which, (i) at the time of disclosure by the Company or any of its Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by the Purchaser or its Representatives to the Company or any of its Representatives, was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Purchaser Confidential Information. For the avoidance of doubt, from and after the Closing, Purchaser Confidential Information will include the confidential or proprietary information of the Target Entities.

“Purchaser Securities” means the securities of the Purchaser listed on Schedule 3.3(a) hereto.

“Purchaser Share Price” means an amount equal to the VWAP of the Purchaser Common Stock over the twenty (20) Trading Days ending at the close of business on the principal securities exchange or securities market on which shares of the Purchaser Common Stock are then traded immediately prior to the date of determination, as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the date of this Agreement.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

“Remedial Action” means all actions to (i) clean up, remove, treat, or in any other way address any Hazardous Material, (ii) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care, or (iv) correct a condition of noncompliance with Environmental Laws.

“Representatives” means, as to any Person, such Person’s Affiliates and the respective managers, directors, officers, employees, independent contractors, consultants, advisors (including financial advisors, counsel and accountants), agents and other legal representatives of such Person or its Affiliates.

“SEC” means the U.S. Securities and Exchange Commission (or any successor Governmental Authority).

“Securities Act” means the Securities Act of 1933, as amended.

“Seller and Company Signing Reps” means the representations and warranties of the Seller and the Company contained in Sections 4.1 (Organization and Standing) and 4.2 (Authorization; Binding Agreement).

“Seller Class A Common Stock” mean the Class A Common Stock, par value $0.001 per share, of the Seller.

Annex A-72

“Seller Class B Common Stock” mean the Class B Common Stock, par value $0.001 per share, of the Seller.

“Seller Common Stock” means the Seller Class A Common Stock and the Seller Class B Common Stock.

“Seller Confidential Information” means all confidential or proprietary documents and information concerning the Target Entities or any of their respective Representatives, furnished in connection with this Agreement or the transactions contemplated hereby; provided, however, that Seller Confidential Information shall not include any information which, (i) at the time of disclosure by the Purchaser or its Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by the Seller or its Representatives to the Purchaser or its Representatives was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Seller Confidential Information.

“Seller Distribution” means the distribution by the Seller of (i) securities of the Purchaser received by the Seller pursuant to this Agreement and the transactions contemplated hereby and (ii) any securities of Delaware Sub received by the Seller pursuant to this Agreement and the transactions contemplated hereby.

“Seller Group” means the Seller and Company, taken together.

“Seller Preferred Stock” means the preferred stock of the Seller.

“Seller Stock” means any shares of the Seller Common Stock and the Seller Preferred Stock.

“Seller Stockholders” means, collectively, the holders of Seller Stock.

“Series A Preferred Stock” means the Series A Preferred Stock of the Purchaser, par value $0.001 per share.

“Series B Preferred Stock” means the Series B Preferred Stock of the Purchaser, par value $0.001 per share.

“Series C Preferred Stock” means the Series C Preferred Stock of the Purchaser, par value $0.001 per share.

“Preferred Board Members” means two members of the board of directors of the Purchaser, which shall exclusively be appointed by the holder of a majority of the Series B Preferred Stock.

“Series A Preferred Shares” means shares of Series A Preferred Stock.

“Series B Preferred Shares” means shares of Series B Preferred Stock.

“Series C Preferred Shares” means shares of Series C Preferred Stock.

“Series A Conversion” means the conversion of all of the total issued and outstanding shares of Series A Preferred Stock into an amount of shares equal to 20% of the total issued and outstanding shares of Purchaser Common Stock.

“Series B Conversion” means the conversion of all of the total issued and outstanding shares of Series B Preferred Stock into an amount of shares equal to 35% of the total issued and outstanding shares of Purchaser Common Stock.

“Series A Conversion Approval” means the Series A Conversion shall have been approved by the requisite vote of the Purchaser Stockholders (including any separate class or series vote that is required, whether pursuant to the Purchaser’s Organizational Documents, any stockholder agreement or otherwise) at a Purchaser Special Meeting or action by written consent, as applicable, held in accordance with the DGCL and the Purchaser’s Organizational Documents.

Annex A-73

“Series B Conversion Approval” means the Series B Conversion shall have been approved by the requisite vote of the Purchaser Stockholders (including any separate class or series vote that is required, whether pursuant to the Purchaser’s Organizational Documents, any stockholder agreement or otherwise) at a Purchaser Special Meeting or action by written consent, as applicable, held in accordance with the DGCL and the Purchaser’s Organizational Documents.

“Conversion Approval(s)” means either the Series A Conversion or the Series B Conversion Approval or both.

“Significant Seller Holder” means any Seller Stockholder who (i) is an executive officer or director of the Seller or (ii) owns more than five percent (5%) of the issued and outstanding shares of the Seller (treating any Seller Preferred Stock and Seller Convertible Securities on an as-converted to Seller Common Stock basis).

“Software” means any computer software programs, including all source code, object code, and documentation related thereto and all software modules, tools and databases.

“SOX” means the U.S. Sarbanes-Oxley Act of 2002, as amended.

“Special Dissenting Shares Indemnity Matters” means any Actions by dissenting Seller Stockholders arising under or pursuant to Section 92A.300 et seq. of the NRS or otherwise arising from or in connection with the Merger or other transactions contemplated by this Agreement (but excluding any other Indemnifiable Matters).

“Special IWI Indemnity Matters” means claims or Actions resulting or arising from or in relation to (i) the IWI business or assets and (ii) facts and circumstances occurring on or prior to August 15, 2021 (but excluding any other Indemnifiable Matters).

“Special Litigation Indemnity Matters” means claims or Actions against the Company or (after the Closing) the Purchaser resulting or arising from acts or omissions of the Seller occurring prior to the Effective Time (but excluding any other Indemnifiable Matters).

“Special Tax Indemnity Matters” means any unpaid Taxes owed to any Governmental Authority by the Seller or any Subsidiary, predecessor or successor, or any Tax Returns filed or required to be filed with any Governmental Authority by the Seller or any Subsidiary or predecessor or successor, Authority, in each case in respect of the 2021 tax year or any prior tax year (or portion thereof) and resulting or arising from or in relation to the IWI business or assets (but excluding any other Indemnifiable Matters).

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons will be allocated a majority of partnership, association or other business entity gains or losses or will be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity. A Subsidiary of a Person will also include any variable interest entity which is consolidated with such Person under applicable accounting rules.

“Target Contribution” means (a) the effective assignment, transfer, conveyance and contribution by the Seller to the Company of all of the Seller’s right, title and interest in the Contributed Subsidiary Interests and to all other assets on the Seller’s balance sheet and (b) the effective assumption by the Company of reasonable and documented Liabilities on the Seller’s balance sheet up to $4 million (“Assumed Liabilities”), and (c) the payment and satisfaction by the Purchaser of the Assumed Liabilities within thirty (30) days following the Required Seller Stockholder Approval.

“Target Entity” means each of the Company and its direct and indirect Subsidiaries (provided that with respect to any time prior to the completion of the Target Contribution, “Target Entity” shall mean the Seller and each of its direct and indirect Subsidiaries).

Annex A-74

“Tax Return” means any return, declaration, report, claim for refund, information return or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes or the administration of any Laws or administrative requirements relating to any Taxes.

“Taxes” means (a) all direct or indirect federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, social security and related contributions due in relation to the payment of compensation to employees, excise, severance, stamp, occupation, premium, property, windfall profits, alternative minimum, estimated, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, (b) any Liability for payment of amounts described in clause (a) whether as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law and (c) any Liability for the payment of amounts described in clauses (a) or (b) as a result of any tax sharing, tax group, tax indemnity or tax allocation agreement with, or any other express or implied agreement to indemnify, any other Person.

“Trade Secrets” means any trade secrets, confidential business information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, know-how, data, mask works, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, trademark, or trade secret protection).

“Trademarks” means any trademarks, service marks, trade dress, trade names, brand names, internet domain names, designs, logos, or corporate names (including, in each case, the goodwill associated therewith), whether registered or unregistered, and all registrations and applications for registration and renewal thereof.

“Trading Day” means any day on which shares of Purchaser Common Stock are actually traded on the principal securities exchange or securities market on which the Purchaser Common Stock is then traded.

“VWAP” means, for any security as of any date(s), the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc. If the VWAP cannot be calculated for such security on such date(s) on any of the foregoing bases, the VWAP of such security on such date(s) shall be the fair market value as determined reasonably and in good faith by a majority of the disinterested independent directors of the board of directors (or equivalent governing body) of the applicable issuer. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar federal, state, local or foreign Laws.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS}

Annex A-75

IN WITNESS WHEREOF, each Party hereto has caused this Second Amended and Restated Agreement and Plan of Merger to be signed and delivered as of the date first written above.

The Purchaser:
MICT, INC.
By:	/s/ Darren Mercer
Name:
Title:
The Purchaser Representative:
/s/ Darren Mercer
Darren Mercer, solely in the capacity as the Purchaser Representative hereunder
The Seller:
TINGO, INC.
By:	/s/ Dozy Mmobuosi
Name:
Title:
The Seller Representative:
/s/ Dozy Mmobuosi
Dozy Mmobuosi, solely in the capacity as the Seller Representative hereunder

[Signature Page to Second Amended and Restated Agreement and Plan of Merger]

Annex A-76

Annex B

FORM OF PURCHASER VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is made as of September [__], 2022, by and among (i) MICT, Inc., a Delaware corporation (together with its successors, the “Purchaser”), (ii) Tingo, Inc., a Nevada corporation (the “Seller”), and (iii) the undersigned holder (“Holder”) of capital stock and/or securities convertible into capital stock of the Purchaser. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, as of September [__], 2022, the Purchaser, the Seller, and the other parties thereto entered into that certain Second Amended and Restated Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, among other matters, upon the consummation of the transactions contemplated thereby (the “Closing”), a wholly-owned subsidiary of the Seller (the “Company”) will merge with and into a wholly-owned indirect subsidiary of the Purchaser (“Merger Sub”), with Merger Sub continuing as the surviving entity and a wholly-owned indirect subsidiary of the Purchaser (the “Merger”), and as a result of which, all of the issued and outstanding capital stock of the Company as of immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist, in exchange for the right to receive the merger consideration as set forth in the Merger Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL and the BVI Act;

WHEREAS, the Board of Directors of the Purchaser has (a) approved and declared advisable the Merger Agreement, the Ancillary Documents, the Merger and the other transactions contemplated by any such documents (collectively, the “Transactions”), (b) determined that the Transactions are fair to and in the best interests of the Purchaser and its stockholders (the “Purchaser Stockholders”) and (c) recommended the approval and the adoption by each of the Purchaser Stockholders of the Merger Agreement, the Ancillary Documents, the Merger and the other Transactions; and

WHEREAS, as a condition to the willingness of the Seller to enter into the Merger Agreement, and as an inducement and in consideration therefor, and the expenses and efforts to be undertaken by the Purchaser and the Seller to consummate the Transactions, the Purchaser, the Seller and Holder desire to enter into this Agreement in order for Holder to provide certain assurances to the Seller regarding the manner in which Holder is bound hereunder to vote any shares of capital stock of the Purchaser which Holder beneficially owns, acquires, holds or otherwise has voting power (the “Shares”) during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms (the “Voting Period”) with respect to the Merger Agreement, the Merger, the Ancillary Documents and the Transactions.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1.        Covenant to Vote in Favor of Transactions. Holder agrees, with respect to all of the Shares:

(a)           during the Voting Period, at each meeting of the Purchaser Stockholders or any class or series thereof, and in each written consent or resolutions of any of the Purchaser Stockholders in which Holder is entitled to vote or consent, Holder hereby unconditionally and irrevocably agrees to be present for such meeting and vote (in person or by proxy), or consent to any action by written consent or resolution with respect to, as applicable, the Shares (i) in favor of, and adopt, the Merger, the Merger Agreement, the Ancillary Documents, any amendments to the Purchaser’s Organizational Documents, and all of the other Transactions (and any actions required in furtherance thereof), (ii) in favor of the other matters set forth in the Merger Agreement, and (iii) to vote the Shares in opposition to: (A) any Acquisition Proposal and (B) any other action or proposal involving the Purchaser that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone or adversely affect in any material respect the Transactions or would reasonably be expected to result in any of the conditions to the Closing under the Merger Agreement not being fulfilled;

(b)     to execute and deliver all related documentation and take such other action in support of the Merger, the Merger Agreement, any Ancillary Documents and any of the Transactions, as shall reasonably be requested by the Seller or the Purchaser in order to carry out the terms and provision of this Section 1, including,

Annex B-1

without limitation, (i) any actions by written consent of the Purchaser Stockholders presented to Holder with respect to the matters in Section 1(a), and (ii) any applicable Ancillary Documents, and any consent, waiver, governmental filing, and any similar or related documents;

(c)           not to deposit, and to cause their Affiliates not to deposit, except as provided in this Agreement, any Shares owned by Holder or his/her/its Affiliates in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested to do so by the Seller and the Purchaser in connection with the Merger Agreement, the Ancillary Documents and any of the Transactions; and

(d)           except as contemplated by the Merger Agreement or the Ancillary Documents, make, or in any manner participate in, directly or indirectly, a “solicitation” of “proxies” or consents (as such terms are used in the rules of the SEC) or powers of attorney or similar rights to vote, or seek to advise or influence any Person with respect to the voting of, any shares of the Purchaser capital stock in connection with any vote or other action with respect to the Transactions, other than to recommend that stockholders of the Purchaser vote in favor of adoption of the Merger Agreement and the Transactions and any other proposal the approval of which is a condition to the obligations of the parties under the Merger Agreement (and any actions required in furtherance thereof and otherwise as expressly provided by Section 1 of this Agreement);

2.         Grant of Proxy. During the Voting Period, Holder, with respect to all of the Shares, hereby irrevocably grants to, and appoints, the Seller and any designee of the Seller (determined in the Seller’s sole discretion) as Holder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in Holder’s name, to vote, or cause to be voted (including by proxy or written consent, if applicable) any Shares owned (whether beneficially or of record) by Holder, solely on the matters and in the manner specified in Section 1 above. The proxy granted by Holder pursuant to this Section 2 is irrevocable and is granted in consideration of the Seller entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Holder hereby affirms that such irrevocable proxy is coupled with an interest by reason of the Merger Agreement and, except upon the termination of this Agreement in accordance with Section 5(a), is intended to be irrevocable. Holder agrees, until this Agreement is terminated in accordance with Section 5(a), to vote its Shares in accordance with Section 1 above.

3.        Other Covenants.

(a)         No Transfers. Holder agrees that during the Voting Period it shall not, and shall cause its Affiliates not to, without the Seller’s prior written consent, (A) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of the Securities (as defined below); (B) grant any proxies or powers of attorney with respect to any or all of the Securities; (C) permit to exist any lien of any nature whatsoever (other than those imposed by this Agreement, applicable securities Laws or the Purchaser’s Organizational Documents, as in effect on the date hereof) with respect to any or all of the Securities; or (D) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting Holder’s ability to perform its obligations under this Agreement. The Purchaser hereby agrees that it shall not permit any Transfer of the Securities in violation of this Agreement. Holder agrees with, and covenants to, the Seller that Holder shall not request that the Purchaser register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Security during the term of this Agreement without the prior written consent of the Seller, and the Purchaser hereby agrees that it shall not effect any such Transfer.

(b)         Permitted Transfers. Section 3(a) shall not prohibit a Transfer of Shares by Holder (i) to any family member or trust for the benefit of any family member, (ii) to any stockholder, member or partner of Holder, if an entity, (iii) to any Affiliate of Holder, or (iv) to any person or entity if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar applicable Law, so long as, in the case of the foregoing clauses (i), (ii), (iii) and (iv), the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent and joinder memorializing such agreement. During the term of this Agreement, the Seller will not register or otherwise recognize the transfer (book-entry or otherwise) of any Shares or any certificate or uncertificated interest representing any of Holder’s Shares, except as permitted by, and in accordance with, this Section 3(b).

Annex B-2

(c)           Changes to Securities. In the event of a stock dividend or distribution, or any change in the shares of capital stock of the Purchaser by reason of any stock dividend or distribution, stock split, recapitalization, combination, conversion, exchange of shares or the like, the term “Securities” shall be deemed to refer to and include the Securities as well as all such stock dividends and distributions and any securities into which or for which any or all of the Securities may be changed or exchanged or which are received in such transaction. Holder agrees during the Voting Period to notify the Purchaser and the Seller promptly in writing of the number and type of any changes to Holder’s ownership of or voting control with respect to Securities, upon Holder’s acquisition or commitment to acquire any additional Securities or upon any other changes involving Holder relating to capital stock or securities convertible or exercisable for capital stock of the Purchaser.

(d)           Compliance with Merger Agreement. Holder agrees to not during the Voting Period take or agree or commit to take any action that knowingly would make any representation and warranty of Holder contained in this Agreement inaccurate in any material respect. Holder further agrees that it shall use its commercially reasonable efforts to cooperate with the Purchaser to effect the Merger, all other Transactions, the Merger Agreement, the Ancillary Documents and the provisions of this Agreement.

(e)           Proxy Statement. During the Voting Period, Holder agrees to provide to the Purchaser, the Seller and their respective Representatives any information regarding Holder or the Securities that is reasonably requested by the Purchaser, the Seller or their respective Representatives for inclusion in the Proxy Statement.

(f)            Publicity. Holder shall not issue any press release or otherwise make any public statements with respect to the Transactions or the transactions contemplated herein without the prior written approval of the Seller and the Purchaser. Holder hereby authorizes the Seller and the Purchaser to publish and disclose in any announcement or disclosure required by the SEC, Nasdaq or the Proxy Statement (including all documents and schedules filed with the SEC in connection with the foregoing), Holder’s identity and ownership of the Securities and the nature of Holder’s commitments and agreements under this Agreement, the Merger Agreement and any other Ancillary Documents.

4.        Representations and Warranties of Holder. Holder hereby represents and warrants to the Purchaser and the Seller as follows:

(a)           Binding Agreement. Holder (i) if a natural person, is of legal age to execute this Agreement and is legally competent to do so and (ii) if not a natural person, is (A) a corporation, limited liability company, company or partnership duly organized and validly existing under the laws of the jurisdiction of its organization and (B) has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. If Holder is not a natural person, the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby by Holder has been duly authorized by all necessary corporate, limited liability or partnership action on the part of Holder, as applicable. This Agreement, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles). Holder understands and acknowledges that the Seller is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder.

(b)           Ownership of Securities. As of the date hereof, Holder has beneficial ownership over the type and number of the Shares and, to the extent applicable, the other securities issued by the Purchaser set forth under Holder’s name on the signature page hereto (collectively, the “Securities”), is the lawful owner of such Securities, has the sole power to vote or cause to be voted such Securities (to the extent such Securities have associated voting rights), and has good and valid title to such Securities, free and clear of any and all pledges, mortgages, encumbrances, charges, proxies, voting agreements, liens, adverse claims, options, security interests and demands of any nature or kind whatsoever, other than those imposed by this Agreement, applicable securities Laws or the Purchaser’s Organizational Documents, as in effect on the date hereof. There are no claims for finder’s fees or brokerage commission or other like payments in connection with this Agreement or the transactions contemplated hereby payable by Holder pursuant to arrangements made by Holder. Except for the Shares and other securities of

Annex B-3

the Purchaser set forth under Holder’s name on the signature page hereto, as of the date of this Agreement, Holder is not a beneficial owner or record holder of any: (i) equity securities of the Seller, (ii) securities of the Purchaser having the right to vote on any matters on which the holders of equity securities of the Seller may vote or which are convertible into or exchangeable for, at any time, equity securities of the Seller or (iii) options, warrants or other rights to acquire from the Seller any equity securities or securities convertible into or exchangeable for equity securities of the Seller.

(c)           No Conflicts. No filing with, or notification to, any Governmental Authority, and no consent, approval, authorization or permit of any other person is necessary for the execution of this Agreement by Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby. None of the execution and delivery of this Agreement by Holder, the performance of its obligations hereunder or the consummation by it of the transactions contemplated hereby shall (i) conflict with or result in any breach of the certificate of incorporation, bylaws or other comparable organizational documents of Holder, if applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any Contract or obligation to which Holder is a party or by which Holder or any of the Securities or its other assets may be bound, or (iii) violate any applicable Law or Order, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair Holder’s ability to perform its obligations under this Agreement in any material respect.

(d)           No Inconsistent Agreements. Holder hereby covenants and agrees that, except for this Agreement, Holder (i) has not entered into, nor will enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Securities inconsistent with Holder’s obligations pursuant to this Agreement, (ii) has not granted, nor will grant at any time while this Agreement remains in effect, a proxy, a consent or power of attorney with respect to the Securities and (iii) has not entered into any agreement or knowingly taken any action (nor will enter into any agreement or knowingly take any action) that would make any representation or warranty of Holder contained herein untrue or incorrect in any material respect or have the effect of preventing Holder from performing any of its material obligations under this Agreement.

5.        Miscellaneous.

(a)           Termination. Notwithstanding anything to the contrary contained herein, this Agreement shall automatically terminate, and none of the Purchaser, the Seller or Holder shall have any rights or obligations hereunder, upon the earliest to occur of (i) the mutual written consent of the Purchaser, the Seller and Holder, (ii) the Effective Time (following the performance of the obligations of the parties hereunder required to be performed at or prior to the Effective Time), and (iii) the date of termination of the Merger Agreement in accordance with its terms. The termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against another party hereto or relieve such party from liability for such party’s breach of any terms of this Agreement. Notwithstanding anything to the contrary herein, the provisions of this Section 5(a) shall survive the termination of this Agreement.

(b)           Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and all obligations of Holder are personal to Holder and may not be assigned, transferred or delegated by Holder at any time without the prior written consent of the Purchaser and the Seller, and any purported assignment, transfer or delegation without such consent shall be null and void ab initio. Each of the Seller and the Purchaser may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder.

(c)           Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or thereto or a successor or permitted assign of such a party.

(d)         Arbitration. Any and all disputes, controversies and claims (other than applications for specific performance, a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 5(d)) arising out of, related to, or in connection with this Agreement or the transactions contemplated hereby (a “Dispute”) shall be governed by this

Annex B-4

Section 5(d). A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten (10) Business Days of the notice of such Dispute being received by such other parties subject to such Dispute (the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within sixty (60) days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to and finally resolved by arbitration pursuant to the then-existing Expedited Procedures (as defined in the AAA Procedures) of the Commercial Arbitration Rules (the “AAA Procedures”) of the AAA. Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five (5) Business Days) after the submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute, which arbitrator shall be a commercial lawyer with substantial experience arbitrating disputes under acquisition agreements. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five (5) Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the State of New York. Time is of the essence. Each party subject to the Dispute shall submit a proposal for resolution of the Dispute to the arbitrator within twenty (20) days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do, or to refrain from doing, anything consistent with this Agreement, the Ancillary Documents and applicable Law, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply (i) with respect to monetary relief, within the parameters established by the two proposals with respect to monetary damages (the parties expressly understand and agree that the arbitrator’s power shall be constrained with respect to monetary relief such that he or she may not grant greater monetary relief than sought by a party) and (ii) with respect to non-monetary relief, with only one or the other of the proposals (the parties expressly understand and agree that the arbitrator’s power shall be constrained with respect to non-monetary relief such that he or she may not award non-monetary relief, including declaratory or injunctive relief, which has not explicitly been sought by one of the parties in their respective resolution proposals). The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in New York, New York. The language of the arbitration shall be English.

(e)           Governing Law; Jurisdiction. This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. Subject to Section 5(d), all Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate courts thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth or referred to in Section 5(h). Nothing in this Section 5(e) shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

(f)            WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS

Annex B-5

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5(F).

(g)           Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(h)           Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means (including email), with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Purchaser, to: MICT, Inc. 28 West Grand Avenue, Suite 3 Montvale, NJ 07645 Attn: Darren Mercer Email: darren@mict-inc.com with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Richard Anslow, Esq.

Jonathan Deblinger, Esq.

Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email:   ranslow@egsllp.com

jdeblinger@egsllp.com

If to the Seller, to: Tingo, Inc. 43 West 23rd Street, 2nd Floor New York, NY 10010 Attn: Dozy Mmobuosi Email: dozy.mmobuosi@tingoinc.com	with a copy (which will not constitute notice) to: Kenneth Denos EVP and General Counsel, Tingo, Inc. 11650 South State Street Suite 240 Draper, Utah 84020 Email: kdenos@denoslaw.com

If to Holder, to: the address set forth under Holder’s name on the signature page hereto, with a copy (which will not constitute notice) to, if not the party sending the notice, each of the Seller and the Purchaser (and each of their copies for notices hereunder).

(i)            Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Purchaser, the Seller and the Holder. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions

Annex B-6

to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(j)            Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(k)           Specific Performance. Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and the Seller and the Purchaser will not have adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, the Seller and the Purchaser shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(l)          Expenses. Each party shall be responsible for its own fees and expenses (including the fees and expenses of investment bankers, accountants and counsel) in connection with the entering into of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby; provided, that in the event of any Action arising out of or relating to this Agreement, the non-prevailing party in any such Action will pay its own expenses and the reasonable documented out-of-pocket expenses, including reasonable attorneys’ fees and costs, reasonably incurred by the prevailing party.

(m)        No Partnership, Agency or Joint Venture. This Agreement is intended to create a contractual relationship among Holder, the Seller and the Purchaser, and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship among the parties hereto or among any other Purchaser shareholders entering into voting agreements with the Seller or the Purchaser. Holder has acted independently regarding its decision to enter into this Agreement. Nothing contained in this Agreement shall be deemed to vest in the Seller or the Purchaser any direct or indirect ownership or incidence of ownership of or with respect to any Securities.

(n)           Further Assurances. From time to time, at another party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

(o)           Entire Agreement. This Agreement (together with the Merger Agreement to the extent referred to herein) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of the Purchaser or any of the obligations of Holder under any other agreement between Holder and the Purchaser or the Seller or any certificate or instrument executed by Holder in favor of the Purchaser or the Seller, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of the Purchaser or the Seller or any of the obligations of Holder under this Agreement.

(p)           Counterparts. This Agreement may be executed and delivered (including by facsimile, pdf or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Annex B-7

IN WITNESS WHEREOF, the parties have executed this Voting and Support Agreement as of the date first written above.

The Purchaser:
MICT, Inc.
By:
Name:
Title:
The Seller:
Tingo, Inc.
By:
Name:
Title:

{Signature Page to Voting and Support Agreement}

Annex B-8

IN WITNESS WHEREOF, the parties have executed this Voting and Support Agreement as of the date first written above.

Holder:
[________________________]
By:
Name:
Title:

Number and Type of Securities:

Purchaser Stock

__________ shares of Purchaser Common Stock

__________ shares of Purchaser Preferred Stock

Other Purchaser Securities

_______________________________________ number/amount and shares (including the specific type) into which securities are convertible or exercisable, as applicable.

Address for Notice:

Address:____________________________________________

___________________________________________________

___________________________________________________

Facsimile No.:_______________________________________

Telephone No.:_______________________________________

Email:______________________________________________:

{Signature Page to Voting and Support Agreement}

Annex B-9

Annex C

CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TINGO GROUP, INC.

Tingo Group, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.    The name of the Corporation is:

Tingo Group, Inc.

2.    The following amendment to the Amended and Restated Certificate of Incorporation was approved by the directors of the corporation on the [•] day of [•], 2023 and the stockholders of the corporation on the [•] day of [•], 2023.

Resolved that Article Four of the Amended and Restated Certificate of Incorporation be amended by deleting and replacing the first paragraph of the subsection as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 900,000,000 of which 750 million shares shall be common stock, of the par value of $0.001 per share and 15,000,000 shares shall be Preferred Stock of the par value of $0.001 per share.”

3.    The number of shares of common stock outstanding at the time of the adoption of the amendment was: 440,000,000.

The total number of securities entitled to vote thereon was: [            ].

4.    This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective as of [•], 2023 at [•] Eastern Time.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE FOLLOWS]

Annex C-1

WHEREOF, Tingo Group, Inc. has caused this Certificate to be executed by its duly authorized officer on this [•] day of [•], 2023.

Tingo Group, Inc.
By:
Name:	Darren Mercer
Title:	Chief Executive Officer

Annex C-2

PROXY CARD

Tingo Group, Inc.
28 West Grand Avenue, Suite 3
Montvale, NJ 07645

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF Tingo Group, Inc.

The undersigned appoints Darren Mercer as proxy with the power to appoint a substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side, all common stock of Tingo Group, Inc. (“Tingo Group”) held of record by the undersigned on April 24, 2023 at the Special Meeting of Stockholders (the “Special Meeting”) to be held on June 7, 2023, or any postponement or adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued and to be marked, dated and signed on reverse side)

[White Card]

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED ‘‘FOR’’ PROPOSALS 1 THROUGH 10 BELOW.

(1)    Charter Amendment Proposal — to approve and adopt an amendment to the Tingo Group Amended and Restated Certificate of Incorporation, in the form appended to the accompanying proxy statement as Annex C, to increase the number of authorized shares of the Company’s Common Stock, from 425,000,000 to 750,000,000;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(2)    Conversion Proposal — Series A Preferred Stock — to approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of Common Stock, upon conversion of the Company’s Series A Preferred Stock;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3)    The Adjournment Proposal — to consider and vote upon a proposal to adjourn the Special Meeting to a later date or dates, if necessary to permit further solicitation and vote of proxies if it is determined by Tingo Group that more time is necessary or appropriate to approve one or more proposals presented at the Special Meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN
MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT.	☐

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY. ANY VOTES RECEIVED AFTER A MATTER HAS BEEN VOTED UPON WILL NOT BE COUNTED.

Signature ________________________	Signature ________________________	Date __________________

Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If stockholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If stockholder is a partnership, sign in partnership name by an authorized person, giving full title as such.